                    [ANNOTATED FORM N-CSR FOR ANNUAL REPORTS]

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file
number: 811-07607
       -------------------------------------------------

The Universal Institutional Funds, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

1221 Avenue of the America's 22nd Floor New York, NY 10020
--------------------------------------------------------------------------------
      (Address of principal executive offices)                  (Zip code)

Ronald E. Robison
1221 Avenue of the Americas, 33rd Floor New York, New York 10020
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area
code: 1-800-281-2715
     -----------------------------------

Date of fiscal year
end: 12/31
    --------------------------------------------------------------
Date of reporting
period: 12/31/04
       --------------------------------------------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Fund's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
[MORGAN STANLEY LOGO]
                                         ANNUAL REPORT - DECEMBER 31, 2004


EMERGING MARKETS DEBT PORTFOLIO

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Investment Overview

EMERGING MARKETS DEBT PORTFOLIO

The Emerging Markets Debt Portfolio seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less liquidity and the potential for market volatility and political instability. In addition, investing in emerging markets may involve a relative higher degree of volatility.

PERFORMANCE

For the year ended December 31, 2004, the Portfolio's Class I Shares had a total return of 10.06%, net of fees, compared to 11.73% for the J.P. Morgan Emerging Markets Bond Global Index (the "Index"). The Portfolio's Class II Shares had a total return of 10.08%, net of fees. The Portfolio's Class I Shares and Class II Shares 30-day SEC yields at December 31, 2004, were 4.46% and 4.41%, respectively.

FACTORS AFFECTING PERFORMANCE

- In sharp contrast to the relatively gloomy end-2003 market expectations, 2004 turned out to be a surprisingly good year for emerging markets debt (EMD). The largely anticipated impact of higher global interest rates on global liquidity and hence on credit product in general and EMD in particular did not materialize, as interest rates in the U.S. increased in line with market expectations. Interest rates rose across the shorter end of the yield curve as the U.S. economy grew at a healthy 4% pace without generating significant inflationary pressures. Longer-term interest rates remained stable. Furthermore, the surprisingly orderly depreciation of the U.S. dollar did not disrupt markets despite the magnitude of its decline.

- EMD spreads compressed to new absolute lows in 2004 reflecting the asset class' higher average rating, continued large inflows from strategic investors, a supportive environment for credit product and fundamental improvements in most of the countries that constitute the EMD investable universe. The abundance of financial market liquidity greatly benefited emerging economies, lifting EMD in spite of tight absolute valuations at the beginning of the year. High global growth, low global interest rates, high commodity prices, and a weak U.S. dollar together with a marked improvement in the quality of economic management proved to be a powerful mix. Despite the historically low spread level for the Index, EMD remains cheap relative to comparable corporate credits. In fact, BBB, BB, and B credits in EMD are about 60, 160, and 100 basis points wider, respectively, than comparable corporate credits in the United States.

- In addition, most emerging economies took advantage of the expansionary global cycle to strengthen their external and fiscal accounts and reduce (and/or improve the composition and duration) their net external liabilities, while benefiting from high growth and low unemployment at home. The export-led growth trickled down to the domestic economy helping to appease social and political pressures in most emerging countries.

- The benign international environment benefited high beta credits that were in distress at the end of 2003, including Uruguay (up 34%), the Dominican Republic (up 27%), and Argentina (up 19.8%). High oil prices lifted Venezuela's bonds by 23% and Ecuador's debt by 21%. Among the largest countries, Brazil returned 14.33%, Russia 11.51%, and Mexico 8.56%. Turkey (up 10%), benefited from cautious policies and the EU invitation to start accession negotiation on October 3, 2005. Investment grade EM credits lagged the market during 2004, returning 8.8%, while the overall Index returned 11.7%.

- Performance for 2004 was negatively impacted by the Portfolio's more defensive positioning relative to its benchmark during the second and third quarters. The Portfolio's management team emphasized defensive credits and deemphasized bonds of countries dependant on ample global liquidity conditions. Unfortunately, weaker than expected U.S. economic data and the perception that the U.S. Federal Reserve would slow down the pace of interest rate hikes, had the effect of increasing investor risk appetite throughout the summer months. Lower-rated credits such as Brazil, Turkey and Venezuela led the advance during July and August and handily outperformed the market. An underweight in Brazil during the second quarter detracted from the Portfolio's relative returns. Brazilian bonds rose more than 14% between the end of May and the end of August, as strong economic data in Brazil helped drive spreads back toward their low point for the year. The Portfolio's underweight in Uruguayan and Venezuelan debt also adversely impacted relative performance. The Portfolio's overweights in Turkish local currency debt aided relative performance during the fourth quarter, as did overweights in select distressed credits in Mexico and Indonesia.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Investment Overview (cont'd)

EMERGING MARKETS DEBT PORTFOLIO

MANAGEMENT STRATEGIES

- Next year is likely to benefit from the last leg of the current global expansionary cycle. We expect 2005 to deliver an above-trend global real GDP growth rate, albeit at a somewhat lower level than in 2004. Consequently, we expect a respectable growth rate in trade volumes (albeit lower than in 2004) and relatively stable commodity prices (from a high base in 2004). We also expect global real interest rates to remain below their historical average (albeit slightly positive in contrast with negative real rates in 2004), in spite of the expected hikes in policy rates in the U.S. As such, global liquidity will most likely remain abundant in 2005. We are relatively agnostic vis-a-vis the U.S. dollar as there are powerful offsetting forces playing against each other.

- In all, we expect benign external conditions to continue supporting emerging countries in 2005, which together with cautious financial policies should result in a further improvement in macroeconomic fundamentals and payment capacity. Nonetheless, there are several risks to our otherwise benign external 2005 outlook. First, inflationary pressures are building up in the U.S. and there is a risk that investors may adjust their expectations about the likely pace and magnitude of interest rate hikes--just as they did in April/May 2004--particularly if the Fed is perceived to be behind the curve. Second, the large fiscal and external imbalances in the U.S. economy pose a risk to what so far has been an orderly (and hence beneficial) depreciation of the U.S. dollar. Sharp movements in interest and exchange rates in the U.S. could adversely affect risk taking, global growth, capital flows trade flows, and commodity prices.

- We believe that a cautious management of interest rate risk together with selective allocation of resources in countries that still offer fundamental value will be the best strategy to maximize returns in 2005. We also believe that certain local markets, which have yet to fully reflect the ongoing improvement in economic fundamentals, may provide good investment opportunities in 2005.

January 2005

PERFORMANCE COMPARED TO THE J.P. MORGAN
EMERGING MARKETS BOND GLOBAL INDEX(1)

                                                                 TOTAL RETURNS(2)
                                                     ----------------------------------------
                                                                         AVERAGE ANNUAL
                                                                   --------------------------
                                                            ONE          FIVE           SINCE
                                                           YEAR         YEARS    INCEPTION(5)
---------------------------------------------------------------------------------------------
Portfolio - Class I(3)                                    10.06%        13.52%           7.78%
J.P. Morgan Emerging Markets Bond Global Index            11.73         12.99            9.95
Portfolio - Class II(4)                                   10.08            --           18.26
J.P. Morgan Emerging Markets Bond Global Index            11.73            --           18.49

(1) The J.P. Morgan Emerging Markets Bond Global Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady Bonds, loans, Eurobonds and local market instruments for over 30 emerging market countries.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on June 16, 1997.
(4)  Commenced offering on December 19, 2002.
(5) For comparative purposes, average annual since inception returns listed for the index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the index.

[CHART]

            COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
                                 SINCE INCEPTION

                  EMERGING MARKETS DEBT   J.P. MORGAN EMERGING MARKETS
                   PORTFOLIO - CLASS I         BOND GLOBAL INDEX
  6/16/97*            $      10,000              $      10,000
12/31/1997                   10,076                     10,110
12/30/1998                    7,216                      8,943
12/31/1999                    9,336                     11,106
12/31/2000                   10,400                     12,706
12/31/2001                   11,451                     12,879
12/31/2002                   12,506                     14,567
12/31/2003                   16,001                     18,305
12/31/2004                   17,610                     20,453

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Investment Overview (cont'd)

EMERGING MARKETS DEBT PORTFOLIO

[CHART]

            COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
                                 SINCE INCEPTION

                  EMERGING MARKETS DEBT   J.P. MORGAN EMERGING MARKETS
                   PORTFOLIO - CLASS II         BOND GLOBAL INDEX
 12/19/02*            $      10,000              $      10,000
12/31/2002                   10,000                     10,056
12/31/2003                   12,776                     12,636
12/31/2004                   14,064                     14,119

*    Commenced operations on June 16, 1997.
**   Commenced offering on December 19, 2002.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. PERFORMANCE ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT morganstanley.com/im. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES. PERFORMANCE SHOWN DOES NOT REFLECT FEES AND EXPENSES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD BE LOWER. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

EXPENSE EXAMPLES

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees; distribution (12b-1) fees (in the case of Class II shares); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

                                                                                       EXPENSES PAID
                                                                  ENDING ACCOUNT      DURING PERIOD*
                                                   BEGINNING               VALUE     JULY 1, 2004 --
                                               ACCOUNT VALUE        DECEMBER 31,        DECEMBER 31,
                                                JULY 1, 2004                2004                2004
----------------------------------------------------------------------------------------------------
CLASS I
Actual                                     $        1,000.00   $        1,137.10   $            6.12
Hypothetical (5% average
annual return before expenses)                      1,000.00            1,019.41                5.79

CLASS II
Actual                                              1,000.00            1,137.40                6.39
Hypothetical (5% average
annual return before expenses)                      1,000.00            1,019.15                6.04

* Expenses are equal to Class I and Class II shares' annualized expense ratios of 1.14% and 1.19%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Investment Overview (cont'd)

EMERGING MARKETS DEBT PORTFOLIO

GRAPHIC PRESENTATION OF PORTFOLIO HOLDINGS

The following graph depicts the Portfolio's holdings by country, as a percentage of total investments.

[CHART]

Short-Term Investment           2.1%
Mexico                         20.1%
Russia                         18.1%
Brazil                         16.2%
Turkey                          8.6%
Venezuela                       4.8%
Argentina                       3.9%
Colombia                        3.7%
Phillippines                    3.5%
Panama                          3.1%
Other*                         15.9%

* Countries which do not appear in the top 10 countries, as well as those which represent less than 3% of total investments, if applicable, are included in the category labeled "Other".

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Portfolio of Investments

EMERGING MARKETS DEBT PORTFOLIO

                                                                                        FACE
                                                                                      AMOUNT            VALUE
                                                                                       (000)            (000)
-------------------------------------------------------------------------------------------------------------
FIXED INCOME SECURITIES (96.1%)
ARGENTINA (3.9%)
  SOVEREIGN (3.9%)
    Republic of Argentina
      6.00%, 3/31/23                                                          $     (a)1,383   $          788
      11.375%, 3/15/10 - 1/30/17                                                    (a)2,795              964
      11.75%, 4/7/09 - 6/15/15                                                      (a)8,270            2,853
      12.00%, 2/1/20                                                                  (a)145               48
      12.125%, 5/21/05                                                              (a)1,100              348
    Republic of Argentina (Linked Variable Rate)
      100.744%, 4/10/05                                                          (a)(b)4,330            1,732
-------------------------------------------------------------------------------------------------------------
                                                                                                        6,733
=============================================================================================================
BRAZIL (16.0%)
  SOVEREIGN (16.0%)
    Federative Republic of Brazil
      3.063%, 4/15/24                                                               (b)3,820            3,533
      6.00%, 4/15/24                                                                (b)1,160            1,079
      8.00%, 4/15/14                                                                   5,855            5,997
      8.875%, 4/15/24                                                                  3,320            3,453
      10.50%, 7/14/14                                                                  2,840            3,373
      11.00%, 8/17/40                                                                  1,890            2,245
      14.50%, 10/15/09                                                                 6,020            8,057
-------------------------------------------------------------------------------------------------------------
                                                                                                       27,737
=============================================================================================================
BULGARIA (1.5%)
  SOVEREIGN (1.5%)
    Republic of Bulgaria
      8.25%, 1/15/15                                                                (c)1,041            1,306
    Republic of Bulgaria (Registered)
      8.25%, 1/15/15                                                                     980            1,230
-------------------------------------------------------------------------------------------------------------
                                                                                                        2,536
=============================================================================================================
CHILE (1.7%)
  CORPORATE (1.7%)
    Empresa Nacional de Petroleo
      6.75%, 11/15/12                                                               (c)2,680            2,986
-------------------------------------------------------------------------------------------------------------
COLOMBIA (3.6%)
  SOVEREIGN (3.6%)
    Republic of Colombia
      9.75%, 4/9/11                                                                    1,687            1,948
      10.375%, 1/28/33                                                                 1,280            1,485
      11.75%, 2/25/20                                                                  2,210            2,851
-------------------------------------------------------------------------------------------------------------
                                                                                                        6,284
=============================================================================================================
ECUADOR (1.4%)
  SOVEREIGN (1.4%)
    Republic of Ecuador
      8.00%, 8/15/30                                                                (d)2,800            2,429
-------------------------------------------------------------------------------------------------------------
INDONESIA (2.9%)
  CORPORATE (2.9%)
    Pindo Deli Finance Mauritius
      10.75%, 10/1/07                                                               (a)7,840            2,470
    Tjiwi Kimia Finance Mauritius Ltd.
      10.00% (expired maturity)                                                     (a)4,530            1,880
    Tjiwi Kimia International BV
      13.25% (expired maturity)                                               $     (a)1,680   $          680
-------------------------------------------------------------------------------------------------------------
                                                                                                        5,030
=============================================================================================================
IVORY COAST (0.2%)
  SOVEREIGN (0.2%)
    Ivory Coast
      2.00%, 3/29/18                                                                (a)1,530              272
-------------------------------------------------------------------------------------------------------------
MALAYSIA (2.0%)
  SOVEREIGN (2.0%)
    Malaysia Government
      8.75%, 6/1/09                                                                    2,860            3,396
-------------------------------------------------------------------------------------------------------------
MEXICO (19.7%)
  CORPORATE (7.8%)
    Pemex Project Funding Master Trust
      3.79%, 6/15/10                                                             (b)(c)3,050            3,137
      9.125%, 10/13/10                                                                 3,140            3,773
    Petroleos Mexicanos
      9.50%, 9/15/27                                                                   2,990            3,767
    Petroleos Mexicanos (Registered)
      8.625%, 12/1/23                                                                  1,350            1,567
    Satelites Mexicanos S.A. de CV
      10.125%, 11/1/04                                                              (a)2,493            1,384
-------------------------------------------------------------------------------------------------------------
                                                                                                       13,628
=============================================================================================================
SOVEREIGN (11.9%)
  United Mexican States
    8.125%, 12/30/19                                                                   3,100            3,646
    8.30%, 8/15/31                                                                     1,600            1,879
    8.375%, 1/14/11                                                                    6,640            7,815
    10.375%, 2/17/09                                                                   2,210            2,707
    11.50%, 5/15/26                                                                    2,337            3,582
  United Mexican States MTN
    8.00%, 9/24/22                                                                       930            1,075
-------------------------------------------------------------------------------------------------------------
                                                                                                       20,704
=============================================================================================================
                                                                                                       34,332
=============================================================================================================
NIGERIA (1.2%)
  SOVEREIGN (1.2%)
    Central Bank of Nigeria
      6.25%, 11/15/20                                                               (d)2,250            2,126
-------------------------------------------------------------------------------------------------------------
PANAMA (3.0%)
  SOVEREIGN (3.0%)
    Republic of Panama
      8.875%, 9/30/27                                                                  1,580            1,746
      9.375%, 4/1/29                                                                   1,300            1,534
      9.625%, 2/8/11                                                                   1,095            1,297
      10.75%, 5/15/20                                                                    530              692
-------------------------------------------------------------------------------------------------------------
                                                                                                        5,269
=============================================================================================================
PERU (2.4%)
  SOVEREIGN (2.4%)
    Republic of Peru
      4.50%, 3/7/17                                                                 (b)1,230            1,150
      8.375%, 5/3/16                                                                   1,160            1,305
      9.875%, 2/6/15                                                                   1,415            1,741
-------------------------------------------------------------------------------------------------------------
                                                                                                        4,196
=============================================================================================================

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Portfolio of Investments (cont'd)

EMERGING MARKETS DEBT PORTFOLIO

                                                                                        FACE
                                                                                      AMOUNT            VALUE
                                                                                       (000)            (000)
-------------------------------------------------------------------------------------------------------------
PHILIPPINES (3.4%)
  SOVEREIGN (3.4%)
    Republic of Philippines
      8.875%, 3/17/15                                                         $        5,900   $        5,915
-------------------------------------------------------------------------------------------------------------
QATAR (0.8%)
  SOVEREIGN (0.8%)
    State of Qatar (Registered)
      9.75%, 6/15/30                                                                     960            1,397
-------------------------------------------------------------------------------------------------------------
RUSSIA (17.8%)
  SOVEREIGN (17.8%)
    Aries Vermogensverwaltungs GmbH
      9.60%, 10/25/14                                                                  3,250            4,014
    Russian Federation
      5.00%, 3/31/30                                                             (c)(d)4,658            4,822
    Russian Federation (Registered)
      5.00%, 3/31/30                                                                (d)2,644            2,736
      8.25%, 3/31/10                                                                   2,550            2,824
      11.00%, 7/24/18                                                                  4,511            6,270
      12.75%, 6/24/28                                                                  6,240           10,202
-------------------------------------------------------------------------------------------------------------
                                                                                                       30,868
=============================================================================================================
TUNISIA (0.4%)
  SOVEREIGN (0.4%)
    Central Bank of Tunisia
      7.375%, 4/25/12                                                                    660              757
-------------------------------------------------------------------------------------------------------------
TURKEY (8.4%)
  SOVEREIGN (8.4%)
    Citigroup Global Markets Holdings, Inc. (Turkish Lira Index Linked)
      Zero Coupon, 2/23/06                                                             1,570            1,910
      Zero Coupon, 2/23/06                                                             1,420            1,830
      Zero Coupon, 2/23/06                                                             3,400            4,231
    Republic of Turkey
      11.00%, 1/14/13                                                                  3,190            4,076
      11.50%, 1/23/12                                                                  2,045            2,638
-------------------------------------------------------------------------------------------------------------
                                                                                                       14,685
=============================================================================================================
UKRAINE (1.1%)
  SOVEREIGN (1.1%)
    Ukraine Government International Bond
      5.33%, 8/5/09                                                                 (b)1,860            1,967
-------------------------------------------------------------------------------------------------------------
VENEZUELA (4.7%)
  SOVEREIGN (4.7%)
    Republic of Venezuela
      8.50%, 10/8/14                                                                   1,100            1,169
      9.25%, 9/15/27                                                                   1,110            1,174
      9.375%, 1/13/34                                                                  1,730            1,834
      10.75%, 9/19/13                                                                  3,380            4,056
-------------------------------------------------------------------------------------------------------------
                                                                                                        8,233
=============================================================================================================
  TOTAL FIXED INCOME SECURITIES (COST $158,818)                                                       167,148
=============================================================================================================

                                                                                      NO. OF            VALUE
                                                                                      RIGHTS            (000)
-------------------------------------------------------------------------------------------------------------
RIGHTS (0.0%)
MEXICO
  United Mexican States, Value
    Recovery Rights, expiring 6/30/05                                           (e)1,769,000   $           26
  United Mexican States, Value
    Recovery Rights, expiring 6/30/06                                           (e)1,769,000               46
-------------------------------------------------------------------------------------------------------------
  TOTAL RIGHTS (COST $ @--)                                                                                72
=============================================================================================================

                                                                                      NO. OF
                                                                                    WARRANTS
-------------------------------------------------------------------------------------------------------------
WARRANTS (0.0%)
NIGERIA (0.0%)
  Central Bank of Nigeria, expiring 11/15/20                                     (e)(f)3,250              @--
-------------------------------------------------------------------------------------------------------------
VENEZUELA (0.0%)
  Republic of Venezuela, Oil-linked Payment
    Obligation, expiring 4/15/20                                                    (e)3,750              @--
-------------------------------------------------------------------------------------------------------------
  TOTAL WARRANTS (COST $ @--)                                                                             @--
=============================================================================================================

                                                                                        FACE
                                                                                      AMOUNT
                                                                                       (000)
-------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (2.1%)
UNITED STATES (2.1%)
  REPURCHASE AGREEMENT (2.1%)
  J.P. Morgan Securities, Inc., 2.00%,
    dated 12/31/04, due 1/3/05,
    repurchase price $3,638
    (COST $3,637)                                                             $     (g)3,637            3,637
-------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.2%) (COST $162,455)                                                             170,857
=============================================================================================================
OTHER ASSETS IN EXCESS OF LIABILITIES (1.8%)                                                            3,047
=============================================================================================================
NET ASSETS (100%)                                                                              $      173,904
=============================================================================================================

----------
(a)  Security is in default.
(b) Variable/Floating Rate Security -- Interest rate changes on these instruments are based on changes in designated base rates. The rates shown are those in effect on December 31, 2004.
(c) 144A Security -- certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(d) Step Bond -- Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2004. Maturity date disclosed is the ultimate maturity date.
(e)  Non-income producing security.
(f) Security was valued at fair value -- At December 31, 2004, the portfolio held fair valued securities, each valued at less than $500, representing less than 0.05% of net assets.
(g) Represents the Portfolio's undivided interest in a joint repurchase agreement which has a total value of $1,018,656,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this portfolio of investments as follows: Federal Farm Credit Bank, 0.00% to 6.75%, due 2/28/05 to 8/15/13; Federal Home Loan Bank, 1.10%
     to 6.875%, due 4/15/05 to 10/28/24; Federal Home Loan Mortgage Corp., 2.00% to 6.51%, due 6/15/15 to 3/15/19; Federal National Mortgage Association, 1.75% to 8.20%, due 2/24/05 to 5/24/19; and Financial Assist Corp., 8.80%,
     due 6/10/05. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.
@    Face Amount/Value is less than $500.
MTN  Medium-Term Note

    The accompanying notes are an integral part of the financial statements.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Portfolio of Investments (cont'd)

EMERGING MARKETS DEBT PORTFOLIO

FUTURES CONTRACTS:

  The Portfolio had the following futures contract(s) open at period end:

                                                                                       NET
                                                                                    UNREALIZED
                                NUMBER                                             APPRECIATION
                                  OF               VALUE          EXPIRATION      (DEPRECIATION)
                               CONTRACTS           (000)             DATE             (000)
-------------------------------------------------------------------------------------------------
SHORT:

5 Year
  U.S. Treasury Notes                   219   $        23,987            Mar-05   $            11
=================================================================================================

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

EMERGING MARKETS DEBT PORTFOLIO

Statement of Assets and Liabilities

                                                                                                       DECEMBER 31, 2004
                                                                                                                   (000)
------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at Value (Cost $162,455)                                                                $         170,857
  Cash                                                                                                                 1
  Interest Receivable                                                                                              2,958
  Due from Broker                                                                                                    554
  Receivable for Portfolio Shares Sold                                                                               187
  Foreign Currency (Cost $40)                                                                                         47
  Other Assets                                                                                                         5
------------------------------------------------------------------------------------------------------------------------
    Total Assets                                                                                                 174,609
------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Investment Advisory Fees Payable                                                                                  (331)
  Payable for Portfolio Shares Redeemed                                                                             (280)
  Administration Fees Payable                                                                                        (40)
  Custodian Fees Payable                                                                                              (8)
  Directors' Fees and Expenses Payable                                                                                (1)
  Distribution Fees -- Class II Shares                                                                                (1)
  Other Liabilities                                                                                                  (44)
------------------------------------------------------------------------------------------------------------------------
    Total Liabilities                                                                                               (705)
------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                             $         173,904
------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
  Paid-in Capital                                                                                      $         150,595
  Undistributed (Distributions in Excess of) Net Investment Income                                                12,700
  Accumulated Net Realized Gain (Loss)                                                                             2,189
  Unrealized Appreciation (Depreciation) on:
    Investments                                                                                                    8,402
    Futures Contracts                                                                                                 11
    Foreign Currency Translations                                                                                      7
------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                             $         173,904
========================================================================================================================
CLASS I:
NET ASSETS                                                                                             $         150,058
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE Applicable to 16,876,242 Outstanding
      $0.001 Par Value Shares (Authorized 500,000,000 Shares)                                          $            8.89
========================================================================================================================
CLASS II:
NET ASSETS                                                                                             $          23,846
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE Applicable to 2,689,495 Outstanding
      $0.001 Par Value Shares (Authorized 500,000,000 Shares)                                          $            8.87
========================================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

EMERGING MARKETS DEBT PORTFOLIO

Statement of Operations

                                                                                                              YEAR ENDED
                                                                                                       DECEMBER 31, 2004
                                                                                                                   (000)
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest (Net of $2 Foreign Taxes Withheld)                                                          $          15,019
------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees (Note B)                                                                                1,381
  Administration Fees (Note C)                                                                                       448
  Shareholder Reporting Fees                                                                                          74
  Distribution Fees -- Class II Shares (Note D)                                                                       57
  Professional Fees                                                                                                   44
  Custodian Fees (Note E)                                                                                             41
  Directors' Fees and Expenses                                                                                         2
  Other                                                                                                               11
------------------------------------------------------------------------------------------------------------------------
    Total Expenses                                                                                                 2,058
------------------------------------------------------------------------------------------------------------------------
  Distribution Fees -- Class II Shares Waived (Note D)                                                               (49)
------------------------------------------------------------------------------------------------------------------------
    Net Expenses                                                                                                   2,009
------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                             13,010
------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN (LOSS) ON:
  Investments Sold                                                                                                 3,622
  Futures Contracts                                                                                               (1,210)
------------------------------------------------------------------------------------------------------------------------
    Net Realized Gain (Loss)                                                                                       2,412
------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
  Investments                                                                                                       (772)
  Foreign Currency Translations                                                                                        3
  Futures Contracts                                                                                                  549
------------------------------------------------------------------------------------------------------------------------
    Net Change in Unrealized Appreciation (Depreciation)                                                            (220)
------------------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                    2,192
------------------------------------------------------------------------------------------------------------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                    $          15,202
========================================================================================================================

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

EMERGING MARKETS DEBT PORTFOLIO

Statement of Changes in Net Assets

                                                                                          YEAR ENDED           YEAR ENDED
                                                                                   DECEMBER 31, 2004    DECEMBER 31, 2003
                                                                                               (000)                (000)
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                            $         1 3,010    $          12,446
  Net Realized Gain (Loss)                                                                     2,412               17,475
  Net Change in Unrealized Appreciation (Depreciation)                                          (220)               8,416
-------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Operations                           15,202               38,337
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Class I:
  Net Investment Income                                                                      (10,665)                  --
  Net Realized Gain                                                                           (4,984)                  --
  Class II:
  Net Investment Income                                                                       (1,210)                  --
  Net Realized Gain                                                                             (566)                  --
-------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                                      (17,425)                  --
-------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  Class I:
  Subscriptions                                                                               51,082              199,340
  Distributions Reinvested                                                                    15,649                   --
  Redemptions                                                                                (96,576)            (168,110)
  Class II:
  Subscriptions                                                                               18,969                8,594
  Distributions Reinvested                                                                     1,776                   --
  Redemptions                                                                                 (5,451)                (750)
-------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Capital Share
      Transactions                                                                           (14,551)              39,074
-------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                                    (16,774)              77,411
NET ASSETS:
  Beginning of Period                                                                        190,678              113,267
-------------------------------------------------------------------------------------------------------------------------
  End of Period (Including Undistributed (Distributions in Excess of) Net
    Investment Income of $12,700 and $11,504, Respectively)                        $         173,904    $         190,678
=========================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    Class I:
    Shares Subscribed                                                                          5,787               25,135
    Shares Issued on Distributions Reinvested                                                  1,981                   --
    Shares Redeemed                                                                          (11,061)             (20,977)
-------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class I Shares Outstanding                                     (3,293)               4,158
=========================================================================================================================
    Class II:
    Shares Subscribed                                                                          2,164                1,014
    Shares Issued on Distributions Reinvested                                                    225                   --
    Shares Redeemed                                                                             (624)                 (90)
-------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class II Shares Outstanding                                     1,765                  924
=========================================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Financial Highlights

EMERGING MARKETS DEBT PORTFOLIO

                                                                                      CLASS I
                                                          --------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                          --------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                            2004        2003         2002         2001         2000
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $     9.04   $     7.07   $     6.94   $     6.91   $     6.91
------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income                                         0.65#        0.63#        0.56#        0.64         0.85
  Net Realized and Unrealized Gain (Loss)                       0.14         1.34         0.08         0.06        (0.06)
------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                            0.79         1.97         0.64         0.70         0.79
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                        (0.64)          --        (0.51)       (0.67)       (0.79)
  Net Realized Gain                                            (0.30)          --           --           --           --
------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                        (0.94)          --        (0.51)       (0.67)       (0.79)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     8.89   $     9.04   $     7.07   $     6.94   $     6.91
========================================================================================================================
TOTAL RETURN @@                                                10.06%       27.86%        9.22%       10.10%       11.39%
========================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                         $  150,058   $  182,341   $  113,267   $   54,153   $   53,526
Ratio of Expenses to Average Net Assets                         1.15%        1.21%        1.22%        1.17%        1.40%
Ratio of Expenses to Average Net Assets Excluding
  Bank Overdraft Expense and Country Tax Expense                 N/A         1.20%         N/A          N/A         1.30%
Ratio of Net Investment Income to Average Net Assets            7.45%        7.68%        7.77%        8.92%       13.20%
Portfolio Turnover Rate                                          128%         248%         274%         378%         469%
------------------------------------------------------------------------------------------------------------------------
Ratios Before Expenses Waived and/or Reimbursed  by
  Adviser:
    Expenses to Average Net Assets                               N/A          N/A          N/A          N/A         1.61%
    Net Investment Income to Average Net Assets                  N/A          N/A          N/A          N/A        12.99%

                                                                                            CLASS II
                                                                          ----------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,   PERIOD FROM DECEMBER
                                                                          -----------------------           19, 2002* TO
SELECTED PER SHARE DATA AND RATIOS                                            2004        2003         DECEMBER 31, 2002
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                      $     9.02   $     7.06   $               7.57
------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income                                                        0.65#        0.61#                   0.02#
  Net Realized and Unrealized Gain (Loss)                                       0.14         1.35                  (0.02)
------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                            0.79         1.96                   0.00
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                        (0.64)          --                  (0.51)
  Net Realized Gain                                                            (0.30)          --                     --
------------------------------------------------------------------------------------------------------------------------
  Net Investment Income                                                        (0.94)          --                  (0.51)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                            $     8.87   $     9.02   $               7.06
========================================================================================================================
TOTAL RETURN @@                                                                10.08%       27.76%                  0.00%++
========================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                                         $   23,846   $   8 ,337   $                @--
Ratio of Expenses to Average Net Assets                                         1.20%        1.26%                  1.27%**
Ratio of Expenses to Average Net Assets Excluding Bank
  Overdraft Expense and Country Tax Expense                                      N/A         1.25%                   N/A
Ratio of Net Investment Income to Average Net Assets                            7.57%        7.63%                  7.72%**
Portfolio Turnover Rate                                                          128%         248%                   274%++
------------------------------------------------------------------------------------------------------------------------
Ratios Before Expenses Waived and/or Reimbursed by Adviser
  and/or Distributor:
    Expenses to Average Net Assets                                              1.50%        1.56%                  1.57%**
    Net Investment Income to Average Net Assets                                 7.27%        7.33%                  7.42%**
------------------------------------------------------------------------------------------------------------------------

----------
*    Commenced offering
**   Annualized
#    Per share amount is based on average shares outstanding.
++   Not annualized
@    Amount is less than $500.
@@ Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Notes to Financial Statements

The Universal Institutional Funds, Inc., (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of sixteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Emerging Markets Debt Portfolio. The Portfolio seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. The Portfolio offers two classes of shares -- Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

     All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

     Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors.

2. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

3. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are main-

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Notes to Financial Statements (cont'd)

     tained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

     - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

     Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

4. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Assets and Liabilities.

5. FUTURES: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Notes to Financial Statements (cont'd)

     value at closing is recorded as realized gains or losses in the Statement of Operations. Due from (to) broker is comprised of initial margin and variation margin, as stated in the Statement of Assets and Liabilities.

     Certain Portfolios may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Assets and Liabilities.

     Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/ DELAYED DELIVERY SECURITIES: The Portfolio may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place up to 120 days after the date of the transaction. Additionally, the Portfolio may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it establishes either a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities or designates such assets as segregated on the Portfolio's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. LOAN AGREEMENTS: The Portfolio may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. The Portfolio's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. The Portfolio's investment in Participations typically results in the Portfolio having a contractual relationship with only the Lender and not with the borrower. The Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only upon receipt by the Lender of the payments from the borrower. The Portfolio generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. When the Portfolio purchases Assignments from Lenders, it typically acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

8. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt and is recorded net of foreign withholding tax. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

     Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. INVESTMENT ADVISORY FEES: Morgan Stanley Investment Management Inc. (the "Adviser" or "MS Investment Management"), a wholly-owned subsidiary of Morgan Stanley,

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Notes to Financial Statements (cont'd)

provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets. Effective November 1, 2004, the Board of Directors of the Fund approved amending and restating the investment advisory agreement with MS Investment Management to reduce the fee, paid quarterly, to the annual rate based on daily net assets as follows:

                                 FROM $500
                 FIRST $500     MILLION TO      MORE THAN
                    MILLION     $1 BILLION     $1 BILLION
               -------------------------------------------
                       0.75%          0.70%          0.65%

Prior to November 1, 2004, the annual rate was 0.80% of the portion of the daily net assets not exceeding $500 million, 0.75% of the portion of the daily net assets between $500 million and $1 billion; and 0.70% of the portion of daily net assets in excess of $1 billion.

MS Investment Management has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses, excluding bank overdraft and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.30% for Class I shares and 1.35% for Class II shares.

C. ADMINISTRATION FEES: MS Investment Management (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. ("JPMIS"), a corporate affiliate of JPMorgan Chase Bank, JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. DISTRIBUTION FEES: Morgan Stanley & Co., Incorporated (the "Distributor"), a wholly-owned subsidiary of Morgan Stanley, serves as the distributor of the Fund and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at a rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has voluntarily agreed to waive 0.30% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2004, this waiver amounted to $49,000.

E. CUSTODIAN FEES: JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Investment Company Act of 1940.

F. CONTRACTUAL OBLIGATIONS: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

G. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Distributions from the Portfolio are recorded on the ex-dividend date.

Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2003 was as follows:

          2004 DISTRIBUTIONS           2003 DISTRIBUTIONS
              PAID FROM:                   PAID FROM:
     ---------------------------   ---------------------------
         ORDINARY      LONG-TERM       ORDINARY      LONG-TERM
           INCOME   CAPITAL GAIN         INCOME   CAPITAL GAIN
            (000)          (000)          (000)          (000)
     ---------------------------------------------------------
     $     16,825   $        600   $         --   $         --

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent book and tax basis differences may result in reclassifications among undistributed (distributions in excess of) net investment income, accumulated net realized gain (loss) and paid-in capital. These differences were primarily due to the differing treatments of gains and losses related to principal payments from mortgage-related securities.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Notes to Financial Statements (cont'd)

At December 31, 2004, the Portfolio had distributable earnings on a tax basis as follows:

                   UNDISTRIBUTED   UNDISTRIBUTED
                        ORDINARY       LONG-TERM
                          INCOME    CAPITAL GAIN
                           (000)           (000)
                   -----------------------------
                   $      16,651   $          --

At December 31, 2004, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                                     NET
                                                            APPRECIATION
               COST     APPRECIATION      DEPRECIATION    (DEPRECIATION)
              (000)            (000)             (000)             (000)
     -------------------------------------------------------------------
     $      163,174   $       11,534    $       (3,851)   $        7,683

H. OTHER: For the year ended December 31, 2004, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $213,677,000 and $234,895,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2004.

At December 31, 2004, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 74.4% and 96.9%, for Class I and Class II shares, respectively.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Report of Independent Registered Public Accounting Firm

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
THE UNIVERSAL INSTITUTIONAL FUNDS, INC. -
EMERGING MARKETS DEBT PORTFOLIO

We have audited the accompanying statement of assets and liabilities of the Emerging Markets Debt Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio"), including the portfolio of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Emerging Markets Debt Portfolio of The Universal Institutional Funds, Inc. at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                         /s/ Ernst & Young LLP

Boston, Massachusetts
February 11, 2005

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Federal Tax Information (unaudited)

The Portfolio hereby designates $600,000 as long-term capital gain dividends for the purpose of the dividend paid deduction on its federal income tax return.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Director and Officer Information (unaudited)

Independent Directors:

                                                                                              NUMBER OF
                                                                                              PORTFOLIOS
                                     TERM OF                                                  IN
                          POSI-      OFFICE AND                                               FUND COM-
                          TION(S)    LENGTH OF                                                PLEX OVER-
NAME, AGE AND ADDRESS OF  HELD WITH  TIME         PRINCIPAL OCCUPATION(S) DURING PAST 5       SEEN BY     OTHER DIRECTORSHIPS HELD
DIRECTOR                  REGISTRANT SERVED*      YEARS                                       DIRECTOR**  BY DIRECTOR
------------------------  ---------- -----------  -----------------------------------------   ----------  --------------------------
Michael Bozic (63)        Director   Director     Private Investor; Director or Trustee of    197         None.
c/o Kramer Levin                     since July   the Retail Funds (since April 1994) and
Naftalis &                           2003         the Institutional Funds (since July
Frankel LLP                                       2003); formerly Vice Chairman of Kmart
Counsel to the                                    Corporation (December 1998-October 2000),
Independent                                       Chairman and Chief Executive Officer of
Directors                                         Levitz Furniture Corporation (November
919 Third Avenue                                  1995-November 1998) and President and
New York, NY 10022-3902                           Chief Executive Officer of Hills
                                                  Department Stores (May 1991-July 1995);
                                                  formerly variously Chairman, Chief
                                                  Executive Officer, President and Chief
                                                  Operating Officer (1987-1991) of the
                                                  Sears Merchandise Group of Sears Roebuck
                                                  & Co.

Edwin J. Garn (72)        Director   Director     Director or Trustee of the Retail Funds     197         Director of Franklin
1031 N. Chartwell Court              since July   (since January 1993) and the                            Covey (time management
Salt Lake City, UT 84103             2003         Institutional Funds (since July 2003);                  systems), BMW Bank of
                                                  member of the Utah Regional Advisory                    North America, Inc.
                                                  Board of Pacific Corp.; formerly Managing               (industrial loan
                                                  Director of Summit Ventures LLC                         corporation), United
                                                  (2000-2004); United States Senator (R-                  Space Alliance (joint
                                                  Utah) (1974-1992) and Chairman, Senate                  venture between Lockheed
                                                  Banking Committee (1980-1986), Mayor of                 Martin and The Boeing
                                                  Salt Lake City, Utah (1971-1974),                       Company) and Nuskin Asia
                                                  Astronaut, Space Shuttle Discovery (April               Pacific (multilevel
                                                  12-19, 1985), and Vice Chairman, Huntsman               marketing); member of the
                                                  Corporation (chemical company).                         board of various civic
                                                                                                          and charitable
                                                                                                          organizations.

Wayne E. Hedien (70)      Director   Director     Retired; Director or Trustee of the         197         Director of the PMI Group
c/o Kramer Levin                     since July   Retail Funds (since September 1997) and                 Inc. (private mortgage
Naftalis &                           2003         the Institutional Funds (since July                     insurance); Trustee and
Frankel LLP                                       2003); formerly associated with the                     Vice Chairman of The
Counsel to the                                    Allstate Companies (1966-1994), most                    Field Museum of Natural
Independent Directors                             recently as Chairman of The Allstate                    History; director of
919 Third Avenue                                  Corporation (March 1993-December 1994)                  various other business
New York, NY 10022-3902                           and Chairman and Chief Executive Officer                and charitable
                                                  of its wholly-owned subsidiary, Allstate                organizations.
                                                  Insurance Company (July 1989-December
                                                  1994).

Dr. Manuel H. Johnson     Director   Director     Senior Partner, Johnson Smick               197         Director of NVR, Inc.
(55)                                 since July   International, Inc., a consulting firm;                 (home construction);
c/o Johnson Smick                    2003         Chairman of the Audit Committee and                     Director of KFX Energy;
International, Inc.                               Director or Trustee of the Retail Funds                 Director of RBS Greenwich
2099 Pennsylvania                                 (since July 1991) and the Institutional                 Capital Holdings
Avenue,                                           Funds (since July 2003); Co-Chairman and                (financial holdings
NW Suite 950                                      a founder of the Group of Seven Council                 company).
Washington, D.C. 20006                            (G7C), an international economic
                                                  commission; formerly Vice Chairman of the
                                                  Board of Governors of the Federal Reserve
                                                  System and Assistant Secretary of the
                                                  U.S. Treasury.

Joseph J. Kearns (62)     Director   Director     President, Kearns & Associates LLC          198         Director of Electro Rent
c/o Kearns & Associates              since        (investment consulting); Deputy Chairman                Corporation (equipment
LLC                                  August 1994  of the Audit Committee and Director or                  leasing), The Ford Family
PMB754                                            Trustee of the Retail Funds (since July                 Foundation and the UCLA
23852 Pacific Coast                               2003) and the Institutional Funds (since                Foundation.
Highway                                           August 1994); previously Chairman of the
Malibu, CA 90265                                  Audit Committee of the Institutional
                                                  Funds (October 2001-July 2003); formerly
                                                  CFO of the J. Paul Getty Trust.

Michael Nugent (68)       Director   Director     General Partner of Triumph Capital, L.P.,   197         Director of various
c/o Triumph Capital,                 since July   a private investment partnership;                       business organizations.
L.P.                                 2001         Chairman of the Insurance Committee and
445 Park Avenue,                                  Director or Trustee of the Retail Funds
10th Floor                                        (since July 1991) and the Institutional
New York, NY 10022                                Funds (since July 2001); formerly Vice
                                                  President, Bankers Trust Company and BT
                                                  Capital Corporation (1984-1988).

Fergus Reid (72)          Director   Director     Chairman of Lumelite Plastics               198         Trustee and Director of
c/o Lumelite Plastics                since June   Corporation; Chairman of the Governance                 certain investment
Corporation                          1992         Committee and Director or Trustee of the                companies in the J.P.
85 Charles Coleman Blvd.                          Retail Funds (since July 2003) and the                  Morgan Funds complex
Pawling, NY 12564                                 Institutional Funds (since June 1992).                  managed by J.P. Morgan
                                                                                                          Investment Management Inc.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Director and Officer Information (cont'd)

Interested Directors:

                                                                                              NUMBER OF
                                                                                              PORTFOLIOS
                                     TERM OF                                                  IN
                          POSI-      OFFICE AND                                               FUND COM-
                          TION(S)    LENGTH OF                                                PLEX OVER-
NAME, AGE AND ADDRESS OF  HELD WITH  TIME         PRINCIPAL OCCUPATION(S) DURING PAST 5       SEEN BY     OTHER DIRECTORSHIPS HELD
DIRECTOR                  REGISTRANT SERVED*      YEARS                                       DIRECTOR**  BY DIRECTOR
------------------------  ---------  -----------  -----------------------------------------   ----------  --------------------------
Charles A. Fiumefreddo    Chairman   Chairman of  Chairman and Director or Trustee of the     197         None.
(71)                      and        the Board    Retail Funds (since July 1991) and the
c/o Morgan Stanley Trust  Director   and          Institutional Funds (since July 2003);
Harborside Financial      of the     Director     formerly Chief Executive Officer of the
Center                    Board      since July   Retail Funds (until September 2002).
Plaza Two 3rd Floor                  2003
Jersey City, NJ 07311

James F. Higgins (56)     Director   Director     Director or Trustee of the Retail Funds     197         Director of AXA
c/o Morgan Stanley Trust             since July   (since June 2000) and the Institutional                 Financial, Inc. and The
Harborside Financial                 2003         Funds (since July 2003); Senior Advisor                 Equitable Life Assurance
Center                                            of Morgan Stanley (since August 2000);                  Society of the United
Plaza Two 2nd Floor                               Director of Morgan Stanley Distributors                 States (financial
Jersey City, NJ 07311                             Inc. and Dean Witter Realty Inc.;                       services).
                                                  previously President and Chief Operating
                                                  Officer of the Private Client Group of
                                                  Morgan Stanley (May 1999-August 2000),
                                                  and President and Chief Operating Officer
                                                  of Individual Securities of Morgan
                                                  Stanley (February 1997-May 1999).

----------
* Each Director serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. and any funds that have an investment adviser that is an affiliated entity of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

Additional information about the Fund's Directors can be found in the Fund's Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Fund at 1(800) 281-2715. You may also retrieve this information on-line at the Securities and Exchange Commission's web site at "http://www.sec.gov". To aid you in obtaining this information on-line, the Fund's Central Index Key (CIK) number is 1011378 and the SAI is found within form type 485BPOS.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Director and Officer Information (cont'd)

Officers:

                                             POSITION(S)    TERM OF OFFICE
                                             HELD WITH      AND LENGTH OF
NAME, AGE AND ADDRESS OF EXECUTIVE OFFICER   REGISTRANT     TIME SERVED*      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------------------------------  -------------  ----------------  ------------------------------------------------------
Mitchell M. Merin (51)                       President      President since   President and Chief Operating Officer of Morgan
Morgan Stanley Investment Management Inc.                   July 2003         Stanley Investment Management Inc.; President,
1221 Avenue of the Americas 33rd Floor                                        Director and Chief Executive Officer of Morgan
New York, NY 10020                                                            Stanley Investment Advisors Inc. and Morgan Stanley
                                                                              Services Company Inc.; Chairman and Director of
                                                                              Morgan Stanley Distributors Inc.; Chairman and
                                                                              Director of Morgan Stanley Trust; Director of various
                                                                              Morgan Stanley subsidiaries; President of the
                                                                              Institutional Funds (since July 2003) and President
                                                                              of the Retail Funds (since May 1999); Director (since
                                                                              July 2003) and President (since December 2002) of the
                                                                              Van Kampen Closed-End Funds; Trustee (since May 1999)
                                                                              and President (since October 2002) of the Van Kampen
                                                                              Open-End Funds.

Ronald E. Robison (65)                       Executive      Executive Vice    Principal Executive Officer of Funds in the Fund
Morgan Stanley Investment Management Inc.    Vice           President and     complex since May 2003; Managing Director of Morgan
1221 Avenue of the Americas 34th Floor       President and  Principal         Stanley & Co. Incorporated, Managing Director of
New York, NY 10020                           Principal      Executive         Morgan Stanley; Managing Director, Chief
                                             Executive      Officer since     Administrative Officer and Director of Morgan Stanley
                                             Officer        July 2003         Investment Advisors Inc. and Morgan Stanley Services
                                                                              Company Inc.; Chief Executive Officer and Director of
                                                                              Morgan Stanley Trust; Managing Director and Director
                                                                              of Morgan Stanley Distributors Inc.; Executive Vice
                                                                              President and Principal Executive Officer of the
                                                                              Retail Funds (since April 2003) and the Institutional
                                                                              Funds (since July 2003); previously President and
                                                                              Director of the Retail Funds (March 2001 - July 2003)
                                                                              and Chief Global Operations Officer and Managing
                                                                              Director of Morgan Stanley Investment Management Inc.

Joseph J. McAlinden (61)                     Vice           Vice President    Managing Director and Chief Investment Officer of
Morgan Stanley Investment Management Inc.    President      since July 2003   Morgan Stanley Investment Advisors Inc. and Morgan
1221 Avenue of the Americas 33rd Floor                                        Stanley Investment Management Inc.; Director of
New York, NY 10020                                                            Morgan Stanley Trust; Chief Investment Officer of the
                                                                              Van Kampen Funds; Vice President of the Institutional
                                                                              Funds (since July 2003) and the Retail Funds (since
                                                                              July 1995).

Barry Fink (49)                              Vice           Vice President    General Counsel (since May 2000) and Managing
Morgan Stanley Investment Management Inc.    President      since July 2003   Director (since December 2000) of Morgan Stanley
1221 Avenue of the Americas 22nd Floor                                        Investment Management; Managing Director (since
New York, NY 10020                                                            December 2000), Secretary (since February 1997) and
                                                                              Director (since July 1998) of Morgan Stanley
                                                                              Investment Advisors Inc. and Morgan Stanley Services
                                                                              Company Inc.; Vice President of the Retail Funds;
                                                                              Assistant Secretary of Morgan Stanley DW Inc.; Vice
                                                                              President of the Institutional Funds (since July
                                                                              2003); Managing Director, Secretary and Director of
                                                                              Morgan Stanley Distributors Inc.; previously
                                                                              Secretary of the Retail Funds and General Counsel
                                                                              (February 1997- April 2004) of the Retail Funds Vice
                                                                              President and Assistant General Counsel of Morgan
                                                                              Stanley Investment Advisors Inc. and Morgan Stanley
                                                                              Services Company Inc. (February 1997- December 2001).

Amy R. Doberman (42)                         Vice President Vice President    Managing Director and General Counsel, U.S.
Morgan Stanley Investment Management Inc.                   since July 2004   Investment Management; Managing Director of the
1221 Avenue of the Americas 22nd Floor                                        Investment Manager and Morgan Stanley Investment
New York, NY 10020                                                            Advisor Inc.; Vice President of the Institutional and
                                                                              Retail Funds (since July 2004); Vice President of the
                                                                              Van Kampen Funds (since August 2004) previously,
                                                                              Managing Director and General Counsel - Americas, UBS
                                                                              Global Asset Management (July 2000-July 2004) and
                                                                              General Counsel, Aeltus Investment Management, Inc.
                                                                              (January 1997-July 2000).

Carsten Otto (41)                            Chief          Chief Compliance  Executive Director and U.S. Director of Compliance
Morgan Stanley Investment Management Inc.    Compliance     Officer since     for Morgan Stanley Investment Management (since
1221 Avenue of the Americas 22nd Floor       Officer        2004              October 2004); Executive Director of Morgan Stanley
New York, NY 10020                                                            Investment Advisors Inc. and Morgan Stanley
                                                                              Investment Management Inc.; formerly Assistant
                                                                              Secretary and Assistant General Counsel of the Morgan
                                                                              Stanley Retail Funds.

Stefanie V. Chang (38)                       Vice           Vice President    Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.    President      since December    Incorporated, Morgan Stanley Investment Management
1221 Avenue of the Americas 22nd Floor                      1997              Inc. and Morgan Stanley Investment Advisors Inc.;
New York, NY 10020                                                            Vice President of the Institutional Funds and the
                                                                              Retail Funds; formerly practiced law with the New
                                                                              York law firm of Rogers & Wells (now Clifford Chance
                                                                              US LLP).

James W. Garrett (35)                        Treasurer and  Treasurer since   Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.    Chief          February 2002     Incorporated, Morgan Stanley Investment Management
1221 Avenue of the Americas 34th Floor       Financial      CFO since July    Inc.; Treasurer and Chief Financial Officer of the
New York, NY 10020                           Officer        2003              Institutional Funds; Previously with PriceWaterhouse
                                                                              LLP (now PriceWaterhouseCoopers LLP).

Michael J. Leary (38)                        Assistant      Assistant         Assistant Director and Vice President of Fund
J.P. Morgan Investor Services Co.            Treasurer      Treasurer since   Administration, JPMorgan Investor Services Co.
73 Tremont Street                                           March 2003        (formerly Chase Global Funds Services Company);
Boston, MA 02108                                                              formerly Audit Manager at Ernst & Young LLP.

Mary E. Mullin (37)                          Secretary      Secretary since   Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.                   June 1999         Incorporated, Morgan Stanley Investment Management
1221 Avenue of the Americas 22nd Floor                                        Inc. and Morgan Stanley Investment Advisors Inc.;
New York, NY 10020                                                            Secretary of the Institutional Funds and the Retail
                                                                              Funds (since July 2003); formerly practiced law with
                                                                              the New York law firms of McDermott, Will & Emery and
                                                                              Skadden, Arps, Slate, Meagher & Flom LLP.

----------
* This is the date the Officer began serving the Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN
JPMorgan Chase Bank
270 Park Avenue
New York, New York 10017

LEGAL COUNSEL
Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

The Investment Adviser, Morgan Stanley Investment Management Inc. doing business in certain instances as Miller Anderson, Van Kampen or Morgan Stanley Asset Management.

REPORTING TO SHAREHOLDERS

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-281-2715 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by the prospectus of The Universal Institutional Funds, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im.

[MORGAN STANLEY LOGO]

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

ANNUAL REPORT - DECEMBER 31, 2004


EMERGING MARKETS EQUITY PORTFOLIO

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004
Investment Overview

EMERGING MARKETS EQUITY PORTFOLIO

The Emerging Markets Equity Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less liquidity and the potential for market volatility and political instability. In addition, investing in emerging markets may involve a relative higher degree of volatility.

PERFORMANCE

For the year ended December 31, 2004, the Portfolio's Class I Shares had a total return of 23.11%, net of fees, compared to 25.55% for the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index (the "Index"). The Portfolio's Class II Shares had a total return of 23.00%, net of fees.

FACTORS AFFECTING PERFORMANCE

- The largest detractor to relative performance was our modest cash position, which in a rising market can hurt performance.

- Stock selection in South Korea and Thailand coupled with negative country allocation scores from our overweight position in Thailand and Russia were the next largest detractors to relative performance.

- Our underweight position in the Central European countries of Hungary and the Czech Republic also hurt performance. Hungary and the Czech Republic, despite expensive valuations and weak fundamentals, continue to outperform given continued optimism over EU convergence.

- Stock selection in Russia was once again the largest contributor to relative performance. Other strong contributors came from our overweight position in the outperforming markets of Egypt, Brazil and Turkey and stock selection in South Africa and Brazil.

- Global emerging markets, after gaining more than 50% in 2003, remained among the best performing asset classes in 2004, gaining more than 25%. This marked the first sequential annual gain we have seen in Emerging Markets since 1992-1993 and the fourth straight year the asset class has outperformed world markets.

- During the year, the asset class benefited from accelerating global growth, supportive macroeconomic policy, local currency strength, rising corporate earnings and improving economic fundamentals. The dollar lost ground against many emerging markets currencies during the year as many developing countries continued to post current account and fiscal surpluses, as well as solid economic growth.

- Led by Latin America, all regions were strong performers. The tragic tsunami disaster that struck Southeast Asia on December 26 did not result in a significant sell-off of assets as many expect minimal impact to major economies.

- Egypt, Colombia, Hungary, the Czech Republic, Poland, Indonesia, Mexico, South Africa and Turkey were among the best performers. Thailand, China and Russia, among the top performers in 2003, were among the worst performing markets this year given political and economic concerns.

MANAGEMENT STRATEGIES

- We maintain our long-term positive outlook for Emerging Markets given relative valuations and fundamentals. We continue to focus on countries where GDP growth, fiscal policy and reform agendas remain strong and on companies we believe have strong management and earnings visibility.

- We have continued to reduce cyclicality in the Portfolio primarily by reducing our position within South African materials and South Korean technology sectors, specifically in names that have recently performed strongly and now face a headwind as global growth decelerates. We continued to trim our long-term overweight position in the Portfolio in Turkey given the relative out-performance of the country while increasing our overweight position in Brazil given attractive valuations and the improving domestic growth outlook.

- In general, we have moved away from cyclical plays and into stocks with secular drivers. The investment ideas about which we have the most conviction have led us to consolidate the Portfolio on both a country and stock level, into those that we expect to benefit from stronger domestic economies, the growing trend towards outsourcing, and new product cycles.

- The Portfolio's key overweight positions going into 2005 are Russia, Thailand, Turkey, South Africa, Mexico and Brazil. We are neutral India and Poland while South Korea, Taiwan, Israel, Malaysia and China are our largest underweight countries.

- We believe the Emerging Markets are in a better position than in past times to withstand the tough global environment. In our opinion, valuations are cheaper while strong fiscal positions and lower interest rates are a boost to growth prospects. In addition, Emerging Market growth has been both export-driven as well as consumer led, which marks an improvement from investment-led cycles of the late 1990's.

January 2005

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Investment Overview (Cont'd)

EMERGING MARKETS EQUITY PORTFOLIO

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS FREE NET INDEX(1)

                                                       TOTAL RETURNS(2)
                                                -------------------------------
                                                                 AVERAGE ANNUAL
                                                         ----------------------
                                                  ONE        FIVE         SINCE
                                                 YEAR       YEARS  INCEPTION(5)
-------------------------------------------------------------------------------
Portfolio - Class I(3)                          23.11%      (0.93)%        4.08%
MSCI Emerging Markets Free Index                25.55        4.40          3.70
Portfolio - Class II(4)                         23.00          --         34.24
MSCI Emerging Markets Free Index                25.55          --         37.91

(1) The MSCI Emerging Markets Free Net Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The MSCI Emerging Markets Index consists of the following 26 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela. This series approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on October 1, 1996.
(4)  Commenced offering on January 10, 2003.
(5) For comparative purposes, average annual since inception returns listed for the index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the index.

[CHART]

            COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
                                SINCE INCEPTION

                      EMERGING MARKETS         MSCI EMERGING MARKETS
                 EQUITY PORTFOLIO - CLASS I       FREE NET INDEX
                 ---------------------------------------------------
10/1/96*                        $    10,000              $    10,000
12/31/1996                            9,797                    9,905
12/31/1997                            9,848                    8,756
12/31/1998                            7,451                    6,537
12/31/1999                           14,580                   10,883
12/31/2000                            8,865                    7,528
12/31/2001                            8,289                    7,331
12/31/2002                            7,552                    6,899
12/31/2003                           11,303                   10,750
12/31/2004                           13,915                   13,496

[CHART]

            COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
                                SINCE INCEPTION

                      EMERGING MARKETS         MSCI EMERGING MARKETS
                EQUITY PORTFOLIO - CLASS II       FREE NET INDEX
                ----------------------------------------------------
1/10/03*                        $    10,000             $     10,000
12/31/2003                           14,534                   15,016
12/31/2004                           17,877                   18,853

*     Commenced operations on October 1, 1996.
**    Commenced offering on January 10, 2003.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. PERFORMANCE ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT morganstanley.com/im. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES. PERFORMANCE SHOWN DOES NOT REFLECT FEES AND EXPENSES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD BE LOWER.

EXPENSE EXAMPLES

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees; distribution (12b-1) fees (in the case of Class II shares); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Investment Overview (Cont'd)

EMERGING MARKETS EQUITY PORTFOLIO

example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

                                                                     EXPENSES PAID
                                                  ENDING ACCOUNT    DURING PERIOD*
                                      BEGINNING            VALUE   JULY 1, 2004 --
                                  ACCOUNT VALUE     DECEMBER 31,      DECEMBER 31,
                                   JULY 1, 2004             2004              2004
----------------------------------------------------------------------------------
CLASS I
Actual                              $  1,000.00      $  1,267.60        $     9.58
Hypothetical (5% average
annual return before expenses)         1,000.00         1,016.69              8.52

CLASS II
Actual                                 1,000.00         1,267.80              9.86
Hypothetical (5% average
annual return before expenses)          1,000.0         1,016.44              8.77

* Expenses are equal to Class I and Class II shares' annualized expense ratios of 1.68% and 1.73%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

GRAPHIC PRESENTATION OF PORTFOLIO HOLDINGS

The following graph depicts the Portfolio's holdings by industry as a percentage of total investments.

[CHART]

Commercial Banks                           13.7%
Wireless Telecommunication Services        10.6%
Oil & Gas                                   9.8%
Metals & Mining                             6.8%
Electronic Equipment & Instruments          4.3%
Semiconductors & Semiconductor Equipment    4.2%
Food & Staples Retailing                    3.9%
Diversified Telecommunication Services      3.3%
Insurance                                   3.3%
Other*                                     35.0%
Short-Term Investment                       5.1%

* Industries which do not appear in the top 10 industries, as well as those which represent less than 3% of total investments, if applicable, are included in the category labeled "Other".

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Portfolio of Investments

EMERGING MARKETS EQUITY PORTFOLIO

                                                                                                      VALUE
                                                                                SHARES                 (000)
------------------------------------------------------------------------------------------------------------
COMMON STOCKS (95.3%)
(UNLESS OTHERWISE NOTED)
------------------------------------------------------------------------------------------------------------
BRAZIL (11.4%)
  All America Latina Logistica S.A.
    (Preference)                                                            (a) 33,200      $            988
  Banco Bradesco S.A. (Preference)                                             112,076                 2,710
  Banco Bradesco S.A. ADR                                                       36,303                   910
  Banco Itau Holding Financeira S.A.
    (Preference)                                                                23,642                 3,552
  Banco Itau Holding Financeira S.A. ADR                                        36,692                 2,758
  Braskem S.A. (Preference)                                                 13,876,000                   700
  Braskem S.A. ADR                                                              23,700                 1,208
  CEMIG (Preference)                                                        60,611,401                 1,481
  CEMIG ADR                                                                     71,300                 1,750
  Cia Siderurgica de Tubarao (Preference)                                    6,817,000                   402
  Cia Siderurgica Nacional S.A.                                                 20,591                   394
  Cia Siderurgica Nacional S.A. ADR                                             87,100                 1,665
  CPFL Energia S.A.                                                          (a)46,700                   316
  CPFL Energia S.A. ADR                                                      (a)11,200                   222
  CVRD (Preference A shares)                                                     4,653                   112
  CVRD ADR                                                                      34,109                   990
  CVRD ADR (Preference)                                                        329,012                 8,021
  Petrobras S.A. (Preference)                                                   18,056                   660
  Petrobras S.A. ADR                                                           149,524                 5,948
  Petrobras S.A. ADR (Preference)                                              199,772                 7,234
  Telesp Celular Participacoes S.A.
    (Preference)                                                      (a)1,271,522,716                 3,442
  Telesp Celular Participacoes S.A. ADR                                     (a)267,005                 1,816
  Votorantim Celulose e Papel S.A. ADR
    (Preference)                                                               110,150                 1,784
------------------------------------------------------------------------------------------------------------
                                                                                                      49,063
============================================================================================================
CHILE (0.8%)
  Enersis S.A. (Chile) ADR                                                  (a)428,600                 3,647
------------------------------------------------------------------------------------------------------------
CHINA/HONG KONG (5.4%)
  Air China Ltd., Class H                                                   (a)815,000                   315
  Asia Aluminum Holdings Ltd.                                                9,342,000                   961
  AviChina Industry & Technology Co.,
    Class H                                                                  3,735,000                   351
  China Life Insurance Co. Ltd.                                           (a)2,430,000                 1,626
  China Petroleum & Chemical Corp.,
    Class H                                                                  3,894,000                 1,603
  China Resources Power Holdings Co.                                           865,000                   470
  CNOOC Ltd.                                                                 4,750,000                 2,551
  Fountain SET Holdings Ltd.                                                 1,503,000                   976
  GOME Electrical Appliances Holdings Ltd.                                (a)1,353,000                 1,227
  Grande Holdings Ltd.                                                         657,000                   642
  Hainan Meilan International Airport Co.,
    Ltd., Class H                                                              772,000                   651
  Hopewell Highway Infrastructure Ltd.                                       1,539,000                 1,267
  Huadian Power International Co.                                            3,591,000                 1,063
  Kingboard Chemical Holdings Ltd.                                             606,000                 1,282
  Lianhua Supermarket Holdings Co.,
    Ltd., Class H                                                              637,000                   779
  Moulin International Holdings Ltd.                                           656,000                   447
  Norstar Founders Group Ltd.                                                1,755,000                   400
  Ping An Insurance Group Co. of China
    Ltd., Class H                                                         (a)1,002,000                 1,702
  Shougang Concord Century Holdings Ltd.                                     4,239,000      $            409
  Tom Online, Inc.                                                        (a)2,112,000                   397
  TPV Technology Ltd.                                                        2,360,000                 1,424
  Victory City International Holdings Ltd.                                   1,209,000                   509
  Wumart Stores, Inc.                                                       (a)343,000                   552
  Yanzhou Coal Mining Co., Ltd., Class H                                     1,020,000                 1,457
  ZTE Corp., Class H                                                         (a)56,000                   181
------------------------------------------------------------------------------------------------------------
                                                                                                      23,242
============================================================================================================
COLOMBIA (0.4%)
  BanColombia S.A. ADR                                                         122,400                 1,728
------------------------------------------------------------------------------------------------------------
EGYPT (1.6%)
  Eastern Tobacco                                                               60,442                 1,295
  MobiNil-Egyptian Mobile Services                                             178,630                 3,778
  Orascom Construction Industries                                              145,030                 1,733
------------------------------------------------------------------------------------------------------------
                                                                                                       6,806
============================================================================================================
INDIA (6.4%)
  ABB Ltd. India                                                                44,500                   998
  Aventis Pharma Ltd./India                                                     28,000                   855
  Bharat Heavy Electricals Ltd.                                                173,000                 3,080
  Cipla Ltd.                                                                   190,000                 1,394
  Container Corp. of India Ltd.                                                 48,364                 1,025
  GlaxoSmithkline Pharmaceuticals Ltd.                                          51,500                   916
  Grasim Industries Ltd.                                                        23,500                   719
  HDFC Bank Ltd.                                                                83,000                   996
  Hero Honda Motors Ltd.                                                       127,375                 1,682
  Hindalco Industries Ltd.                                                      30,200                   996
  Hindustan Lever Ltd.                                                         240,500                   798
  Housing Development Finance Corp., Ltd.                                       77,000                 1,364
  India Info.com PCL                                                      (a)(b)58,026                   @--
  Industrial Development Bank of India Ltd.                                 (a)403,000                 1,023
  Infosys Technologies Ltd.                                                     48,656                 2,350
  ITC Ltd.                                                                      14,000                   424
  ITC Ltd. GDR (Registered)                                                     13,900                   417
  Mahanagar Telephone Nigam Ltd.                                               346,000                 1,239
  Mahindra & Mahindra Ltd.                                                     102,000                 1,284
  Morgan Stanley India Growth Fund                                        (c)3,926,900                 1,752
  Oil & Natural Gas Corp., Ltd.                                                 77,200                 1,463
  Siemens India Ltd.                                                            17,000                   520
  Steel Authority of India Ltd.                                           (a)1,111,863                 1,609
  Wipro Ltd.                                                                    35,000                   605
------------------------------------------------------------------------------------------------------------
                                                                                                      27,509
============================================================================================================
INDONESIA (2.4%)
  Bank Central Asia Tbk PT                                                   4,734,000                 1,517
  Bank Internasional Indonesia Tbk PT                                    (a)26,088,000                   520
  Bank Mandiri Persero Tbk PT                                                6,089,000                 1,263
  Bank Rakyat Indonesia                                                      5,547,500                 1,718
  Bumi Resources Tbk PT                                                  (a)18,685,000                 1,610
  Gudang Garam Tbk PT                                                          500,500                   731
  Indocement Tunggal Prakarsa Tbk PT                                      (a)3,593,500                 1,190
  Ramayana Lestari Sentosa Tbk PT                                            4,692,000                   392
  Telekomunikasi Indonesia Tbk PT                                            2,389,500                 1,242
------------------------------------------------------------------------------------------------------------
                                                                                                      10,183
============================================================================================================
ISRAEL (0.9%)
  Check Point Software Technologies Ltd.                                    (a)155,770                 3,837
------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Portfolio of Investments (cont'd)

EMERGING MARKETS EQUITY PORTFOLIO

                                                                                                       VALUE
                                                                                SHARES                 (000)
------------------------------------------------------------------------------------------------------------
MALAYSIA (1.5%)
  Bandar Raya Developments Bhd                                                 209,000      $            107
  Commerce Asset Holdings Bhd                                                  664,000                   821
  Magnum Corp. Bhd                                                           1,389,000                   885
  MK Land Holdings Bhd                                                         824,000                   384
  Resorts World Bhd                                                            269,000                   708
  SP Setia Bhd                                                                 961,999                 1,094
  Tenaga Nasional Bhd                                                          534,600                 1,533
  YTL Corp. Bhd                                                                508,000                   715
------------------------------------------------------------------------------------------------------------
                                                                                                       6,247
============================================================================================================
MEXICO (8.4%)
  America Movil S.A. de C.V., Class L ADR                                      243,105                12,727
  Cemex S.A. de C.V                                                             10,333                    76
  Cemex S.A. de C.V. ADR                                                        46,625                 1,698
  Fomento Economico Mexicano S.A.
    de C.V. ADR                                                                 28,500                 1,499
  Grupo Financiero Banorte S.A. de C.V.,
    Class O                                                                    127,000                   801
  Grupo Televisa S.A. ADR                                                      129,600                 7,841
  Kimberly-Clark de Mexico S.A. de CV,
    Class A                                                                    236,700                   818
  Telmex, Class L ADR                                                           16,604                   636
  Wal-mart De Mexico S.A. de C.V., Class V                                   2,639,691                 9,079
  Wal-Mart de Mexico S.A. de C.V., Class
    V ADR                                                                       27,675                   951
------------------------------------------------------------------------------------------------------------
                                                                                                      36,126
============================================================================================================
MOROCCO (0.3%)
  Banque Marocaine du Commerce Exterieur                                        21,600                 1,374
------------------------------------------------------------------------------------------------------------
POLAND (2.2%)
  Agora S.A.                                                                 (a)22,683                   428
  Powszechna Kasa Oszczednosci Bank
  Polski S.A.                                                               (a)294,136                 2,714
  Telekomunikacja Polska S.A.                                                  217,790                 1,431
  Telekomunikacja Polska S.A. GDR                                              707,800                 4,672
------------------------------------------------------------------------------------------------------------
                                                                                                       9,245
============================================================================================================
RUSSIA (7.3%)
  LUKOIL ADR                                                                    63,779                 7,743
  Mobile Telesystems ADR                                                         9,360                 1,296
  Mobile Telesystems GDR                                                        54,000                 1,870
  OAO Gazprom ADR (Registered)                                                 216,200                 7,675
  Sberbank RF GDR                                                            (a)79,900                 4,389
  Surgutneftegaz ADR                                                            97,087                 3,641
  Surgutneftegaz ADR (Preferred)                                                25,429                 1,386
  Uralsvyazinform ADR                                                          122,200                   897
  Vimpel Communications ADR                                                  (a)36,300                 1,312
  VolgaTelecom ADR                                                             160,200                 1,041
------------------------------------------------------------------------------------------------------------
                                                                                                      31,250
============================================================================================================
SOUTH AFRICA (14.4%)
  African Bank Investments Ltd.                                              2,325,500                 7,512
  African Life Assurance Co., Ltd.                                             795,148                 2,590
  Anglo American Platinum Corp., Ltd.                                           24,000                   877
  Aveng Ltd.                                                                   875,000                 1,854
  AVI Ltd.                                                                     313,100                 1,271
  Barloworld Ltd.                                                              161,700                 3,034
  Edgars Consolidated Stores Ltd.                                               72,900                 3,889
  Harmony Gold Mining Co., Ltd.                                                309,686      $          2,799
  Harmony Gold Mining Co., Ltd. ADR                                            199,246                 1,847
  Impala Platinum Holdings Ltd.                                                 23,551                 1,991
  Ispat Iscor Ltd.                                                              89,700                 1,037
  Kumba Resources Ltd.                                                         190,900                 1,483
  Lewis Group Ltd.                                                          (a)256,100                 1,763
  Massmart Holdings Ltd.                                                       478,500                 3,825
  MTN Group Ltd.                                                             1,159,490                 8,903
  Sanlam Ltd.                                                                1,735,800                 3,983
  Shoprite Holdings Ltd.                                                       887,393                 2,021
  Standard Bank Group Ltd.                                                     367,088                 4,264
  Steinhoff International Holdings Ltd.                                      1,754,500                 3,902
  Telkom S.A. Ltd.                                                             186,233                 3,222
------------------------------------------------------------------------------------------------------------
                                                                                                      62,067
============================================================================================================
SOUTH KOREA (12.7%)
  Cheil Industries, Inc.                                                    (a)111,180                 1,713
  Daishin Securities Co., Ltd.                                                  63,050                   859
  Daishin Securities Co., Ltd. (Preference)                                     59,450                   514
  Doosan Heavy Industries and
    Construction Co., Ltd.                                                  (a)114,260                 1,302
  Handsome Co., Ltd.                                                        (a)117,100                   947
  Hankook Tire Co., Ltd.                                                    (a)361,540                 3,562
  Hyundai Mobis                                                              (a)64,230                 4,064
  Hyundai Motor Co.                                                          (a)21,680                 1,162
  Hyundai Motor Co. (2nd Preference)                                         (a)12,800                   384
  Korea Electric Power Corp.                                                 (a)32,380                   840
  Korean Airlines Co., Ltd.                                                 (a)137,500                 2,504
  KT&G Corp.                                                                 (a)75,950                 2,271
  LG Engineering & Construction Corp.                                        (a)39,370                 1,084
  LG Investment & Securities Co., Ltd.                                      (a)320,910                 2,647
  Orion Corp.                                                                (a)17,190                 1,810
  Pusan Bank                                                                (a)154,970                 1,190
  Samsung Electronics Co., Ltd.                                                 25,331                11,024
  Samsung Electronics Co., Ltd.
    (Preference)                                                                 8,360                 2,411
  Samsung Fire & Marine Insurance Co., Ltd.                                     10,790                   850
  Samsung SDI Co., Ltd.                                                         87,610                 9,563
  Shinhan Financial Group Co., Ltd.                                         (a)117,740                 2,661
  STX Shipbuilding Co., Ltd.                                                 (a)70,510                 1,144
------------------------------------------------------------------------------------------------------------
                                                                                                      54,506
============================================================================================================
TAIWAN (10.0%)
  Acer, Inc.                                                                   777,637                 1,284
  Asia Optical Co., Inc.                                                       537,605                 2,993
  Catcher Technology Co., Ltd.                                                 265,000                   871
  Cathay Financial Holding Co., Ltd.                                           855,000                 1,748
  Cheng Shin Rubber Industry Co., Ltd.                                         656,208                   836
  Chinatrust Financial Holding Co.                                           1,785,638                 2,129
  CTCI Corp.                                                                 1,637,475                 1,041
  Cyberlink Corp.                                                              233,819                   585
  Delta Electronics, Inc.                                                      696,000                 1,226
  Eva Airways Corp.                                                       (a)1,757,283                   862
  Far EasTone Telecommunications Co., Ltd.                                     500,000                   606
  Faraday Technology Corp.                                                     279,472                   488
  Fubon Financial Holding Co., Ltd.                                          1,207,000                 1,234
  Fubon Financial Holding Co., Ltd. GDR                                         34,977                   349
  HON HAI Precision Industry Co., Ltd.                                         868,046                 4,014

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Portfolio of Investments (cont'd)

EMERGING MARKETS EQUITY PORTFOLIO

                                                                                                       VALUE
                                                                                SHARES                 (000)
------------------------------------------------------------------------------------------------------------
TAIWAN (CONT'D)
  Infortrend Technology, Inc.                                                  527,735      $          1,146
  Kaulin Manufacturing Co., Ltd.                                               410,650                   403
  Largan Precision Co., Ltd.                                                   151,469                   843
  MediaTek, Inc.                                                               307,699                 2,091
  Mega Financial Holding Co., Ltd.                                           3,449,000                 2,376
  Phoenixtec Power Co., Ltd.                                                   767,045                   924
  Polaris Securities Co., Ltd.                                               1,909,934                 1,069
  Richtek Technology Corp.                                                     202,700                   427
  Shin Kong Financial Holding Co., Ltd.                                      1,824,000                 1,756
  Springsoft, Inc.                                                             513,282                 1,098
  Sunplus Technology Co., Ltd.                                                 301,600                   423
  Taishin Financial Holdings Co., Ltd.                                       1,381,841                 1,295
  Taiwan Cellular Corp.                                                      1,162,000                 1,298
  Taiwan Cement Corp.                                                        3,534,565                 2,324
  Taiwan Semiconductor Manufacturing
    Co., Ltd.                                                                1,069,000                 1,698
  Tsann Kuen Enterprise Co.                                                    585,120                   676
  Waffer Technology Co., Ltd.                                                  378,700                   479
  Ya Hsin Industrial Co., Ltd.                                               2,463,286                 2,363
------------------------------------------------------------------------------------------------------------
                                                                                                      42,955
============================================================================================================
THAILAND (5.0%)
  Advanced Info Service PCL (Foreign)                                       (b)971,900                 2,675
  Asian Property Development PCL                                          (b)4,749,300                   447
  Bangkok Bank PCL (Foreign)                                                 1,272,900                 3,733
  Banpu PCL (Foreign)                                                       (b)247,900                   969
  CP Seven Eleven PCL (Foreign)                                             (b)627,300                   920
  Italian-Thai Development PCL (Foreign)                                  (b)5,371,300                 1,326
  Kasikornbank PCL (Foreign)                                              (a)1,921,900                 2,769
  Lalin Property PCL (Foreign)                                            (b)1,435,600                   233
  Land & Houses PCL (Foreign)                                                4,113,200                 1,196
  MBK PCL (Foreign)                                                         (b)258,500                   319
  PTT PCL (Foreign)                                                         (b)501,400                 2,231
  Siam City Bank PCL (Foreign)                                            (b)1,293,500                   840
  Siam Commercial Bank PCL (Foreign)                                        (b)694,000                   875
  Siam Makro PCL (Foreign)                                                  (b)123,500                   156
  Sino Thai Engineering & Construction
    PCL (Foreign)                                                         (b)1,309,200                   284
  Total Access Communication PCL                                            (a)431,000                 1,526
  True Corp. PCL (Foreign)                                             (a)(b)4,523,000                   942
------------------------------------------------------------------------------------------------------------
                                                                                                      21,441
============================================================================================================
TURKEY (4.2%)
  Akbank T.A.S.                                                            431,896,810                 2,674
  Akcansa Cimento A.S.                                                     525,699,675                 1,856
  Arcelik A.S.                                                          (a)186,579,650                 1,142
  Enka Insaat ve Sanayi A.S.                                                55,470,743                 1,532
  Hurriyet Gazetecilik A.S.                                                890,772,020                 2,101
  Trakya Cam Sanayi A.S.                                                   491,453,591                 1,341
  Turkcell Iletisim Hizmetleri A.S.                                     (a)284,540,573                 1,983
  Turkiye Garanti Bankasi A.S.                                          (a)752,458,457                 2,377
  Yapi ve Kredi Bankasi A.S.                                          (a)1,002,983,000                 3,154
------------------------------------------------------------------------------------------------------------
                                                                                                      18,160
============================================================================================================
  TOTAL COMMON STOCKS (COST $318,203)                                                                409,386
============================================================================================================

                                                                                  FACE
                                                                                AMOUNT                 VALUE
                                                                                 (000)                 (000)
------------------------------------------------------------------------------------------------------------
FIXED INCOME SECURITIES (0.0%)
RUSSIA (0.0%)
  MSCI Holding Ltd. (Secured Notes)
  (COST $135)                                                       $           (b)154      $            134
------------------------------------------------------------------------------------------------------------

                                                                                NO. OF
                                                                                RIGHTS
------------------------------------------------------------------------------------------------------------
RIGHTS (0.0%)
BRAZIL (0.0%)
  Banco Bradesco S.A. (Preference)
  (COST $@--)                                                                 (a)4,746                    43
------------------------------------------------------------------------------------------------------------

                                                                                  FACE
                                                                                AMOUNT
                                                                                 (000)
------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (5.1%)
REPURCHASE AGREEMENT (5.1%)
  J.P. Morgan Securities, Inc., 2.00%,
    dated 12/31/04, due 1/3/05,
    repurchase price $21,905
    (COST $21,901)                                                  $        (d)21,901                21,901
------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.4%) (COST $340,239)                                                           431,464
============================================================================================================
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.4%)                                                         (1,829)
============================================================================================================
NET ASSETS (100%)                                                                           $        429,635
============================================================================================================

(a)  Non-income producing security.
(b) Security was valued at fair value -- At December 31, 2004, the portfolio held $12,351,000 of fair valued securities, representing 2.9% of net assets.
(c) Investment in affiliate -- The Morgan Stanley India Growth Fund, acquired at a cost of $707,722, is advised by an affiliate of the Adviser. During the year ended December 31, 2004, there were no purchases or sales of this security. The Portfolio derived $130,030 of income from this security during the year ended December 31, 2004.
(d) Represents the Portfolio's undivided interest in a joint repurchase agreement which has a total value of $1,018,656,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this portfolio of investments as follows: Federal Farm Credit Bank, 0.00% to 6.75%, due 2/28/05 to 8/15/13; Federal Home Loan Bank, 1.10%
     to 6.875%, due 4/15/05 to 10/28/24; Federal Home Loan Mortgage Corp., 2.00% to 6.51%, due 6/15/15 to 3/15/19; Federal National Mortgage Association, 1.75% to 8.20%, due 2/24/05 to 5/24/19; and Financial Assist Corp., 8.80%,
     due 6/10/05. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.
@    Value is less than $500.
ADR  American Depositary Receipt
GDR  Global Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Portfolio of Investments (cont'd)

EMERGING MARKETS EQUITY PORTFOLIO

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

  The Portfolio had the following foreign currency exchange contract(s) open at period end:

                                                                   NET
  CURRENCY                                IN                   UNREALIZED
    TO                                 EXCHANGE                APPRECIATION
  DELIVER       VALUE    SETTLEMENT      FOR        VALUE     (DEPRECIATION)
   (000)        (000)       DATE        (000)       (000)         (000)
------------------------------------------------------------------------------
US$        7  $       7      1/3/05  BRL      17  $       7  $           @--
US$       51         51      1/3/05  PLN     153         51              @--
US$       14         14      1/5/05  ZAR      77         14              @--
ZAR   39,242      6,777     6/27/05  US$   5,780      5,780             (997)
ZAR   51,259      8,829     7/22/05  US$   8,158      8,158             (671)
              ---------                           ---------  ---------------
              $  15,678                            $ 14,010  $        (1,668)
              =========                           =========  ===============

BRL -- Brazilian Real
PLN -- Polish Zloty
ZAR -- South African Rand

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

EMERGING MARKETS EQUITY PORTFOLIO

Statement of Assets and Liabilities

                                                                                                  DECEMBER 31, 2004
                                                                                                              (000)
-------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments in Securities of Unaffiliated Issuers, at Value (Cost $339,531)                     $         429,712
  Investment in Affiliate, at Value (Cost $708)                                                               1,752
  Foreign Currency (Cost $1,106)                                                                              1,109
  Dividends Receivable                                                                                          892
  Receivable for Investments Sold                                                                               637
  Receivable for Portfolio Shares Sold                                                                          527
  Foreign Withholding Tax Reclaim Receivable                                                                    249
  Interest Receivable                                                                                             3
  Other Assets                                                                                                   11
-------------------------------------------------------------------------------------------------------------------
    Total Assets                                                                                            434,892
-------------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Unrealized Depreciation on Foreign Currency Exchange Contracts                                             (1,668)
  Payable for Portfolio Shares Redeemed                                                                      (1,442)
  Investment Advisory Fees Payable                                                                           (1,160)
  Payable for Investments Purchased                                                                            (494)
  Deferred Country Tax Expense Payable                                                                         (179)
  Administration Fees Payable                                                                                   (90)
  Custodian Fees Payable                                                                                        (78)
  Bank Overdraft Payable                                                                                        (45)
  Directors' Fees and Expenses Payable                                                                           (4)
  Distribution Fees -- Class II Shares                                                                           (1)
  Other Liabilities                                                                                             (96)
-------------------------------------------------------------------------------------------------------------------
    Total Liabilities                                                                                        (5,257)
-------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                        $         429,635
-------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
  Paid-in Capital                                                                                 $         381,590
  Undistributed (Distributions in Excess of) Net Investment Income                                            1,643
  Accumulated Net Realized Gain (Loss)                                                                      (43,010)
  Unrealized Appreciation (Depreciation) on:
    Investments (Net of $179 Deferred Country Tax)                                                           91,046
    Foreign Currency Exchange Contracts and Translations                                                     (1,634)
-------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                        $         429,635
===================================================================================================================
CLASS I:
NET ASSETS                                                                                        $         397,693
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE Applicable to 35,995,671 Outstanding
      $0.001 Par Value Shares (Authorized 500,000,000 Shares)                                     $           11.05
===================================================================================================================
CLASS II:
NET ASSETS                                                                                        $          31,942
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE Applicable to 2,893,279 Outstanding
      $0.001 Par Value Shares (Authorized 500,000,000 Shares)                                     $           11.04
===================================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

EMERGING MARKETS EQUITY PORTFOLIO

Statement of Operations

                                                                                                         YEAR ENDED
                                                                                                  DECEMBER 31, 2004
                                                                                                              (000)
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends From Securities of Unaffiliated Issuers (Net of $577 Foreign Taxes Withheld)          $           8,396
  Dividends From Affiliated Issuer                                                                              130
  Interest                                                                                                      184
-------------------------------------------------------------------------------------------------------------------
    Total Investment Income                                                                                   8,710
-------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees (Note B)                                                                           4,496
  Administration Fees (Note C)                                                                                  918
  Custodian Fees (Note E)                                                                                       534
  Shareholder Reporting Fees                                                                                    119
  Professional Fees                                                                                              92
  Distribution Fees -- Class II Shares (Note D)                                                                  66
  Directors' Fees and Expenses                                                                                    5
  Other                                                                                                          20
-------------------------------------------------------------------------------------------------------------------
    Total Expenses                                                                                            6,250
-------------------------------------------------------------------------------------------------------------------
  Investment Advisory Fees Waived (Note B)                                                                      (30)
  Distribution Fees -- Class II Shares Waived (Note D)                                                          (56)
-------------------------------------------------------------------------------------------------------------------
    Net Expenses                                                                                              6,164
-------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                                                 2,546
-------------------------------------------------------------------------------------------------------------------
REALIZED GAIN (LOSS) ON:
  Investments Sold                                                                                           51,667
  Foreign Currency Transactions                                                                                (133)
-------------------------------------------------------------------------------------------------------------------
    Net Realized Gain (Loss)                                                                                 51,534
-------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
  Investments (Net of $179 Deferred Country Tax)                                                             18,163
  Foreign Currency Exchange Contracts and Translations                                                       (1,641)
-------------------------------------------------------------------------------------------------------------------
    Net Change in Unrealized Appreciation (Depreciation)                                                     16,522
-------------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                              68,056
-------------------------------------------------------------------------------------------------------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                               $          70,602
===================================================================================================================

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

EMERGING MARKETS EQUITY PORTFOLIO

                                                                            YEAR ENDED            YEAR ENDED
                                                                     DECEMBER 31, 2004     DECEMBER 31, 2003
Statement of Changes in Net Assets                                               (000)                 (000)
------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                      $            2,546    $            1,903
  Net Realized Gain (Loss)                                                      51,534                 5,748
  Net Change in Unrealized Appreciation (Depreciation)                          16,522                83,487
------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Operations             70,602                91,138
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Class I:
  Net Investment Income                                                         (2,243)                   --
  Class II*:
  Net Investment Income                                                           (138)                   --
------------------------------------------------------------------------------------------------------------
    Total Distributions                                                         (2,381)                   --
------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  Class I:
  Subscriptions                                                                179,955               998,798
  Distributions Reinvested                                                       2,242                    --
  Redemptions                                                                 (171,618)             (922,229)
  Class II*:
  Subscriptions                                                                 26,002                14,290
  Distributions Reinvested                                                         138                    --
  Redemptions                                                                   (7,918)               (6,299)
------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Capital
      Share Transactions                                                        28,801                84,560
------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                       97,022               175,698
NET ASSETS:
  Beginning of Period                                                          332,613               156,915
------------------------------------------------------------------------------------------------------------
  End of Period (Including Undistributed (Distributions in Excess
    of) Net Investment Income of $1,643 and $1,607, Respectively)   $          429,635    $          332,613
============================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    Class I:
    Shares Subscribed                                                           18,672               150,147
    Shares Issued on Distributions Reinvested                                      258                    --
    Shares Redeemed                                                            (18,722)             (140,347)
------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class I Shares Outstanding                          208                 9,800
============================================================================================================
    Class II*:
    Shares Subscribed                                                            2,746                 1,861
    Shares Issued on Distributions Reinvested                                       16                    --
    Shares Redeemed                                                               (872)                 (857)
------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class II Shares Outstanding                       1,890                 1,004
============================================================================================================

*    Class II shares initial offering was on January 10, 2003.

    The accompanying notes are an integral part of the financial statements.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Financial Highlights

EMERGING MARKETS EQUITY PORTFOLIO

                                                                                            CLASS I
                                                               ------------------------------------------------------------------
                                                                                      YEAR ENDED DECEMBER 31,
                                                               ------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                                2004          2003         2002          2001         2000
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $     9.04    $     6.04    $    6.63    $     7.09    $   13.91
---------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                       0.07#         0.07#       (0.03)#        0.02        (0.08)
  Net Realized and Unrealized Gain (Loss)                            2.00          2.93        (0.56)        (0.48)       (5.32)
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                 2.07          3.00        (0.59)        (0.46)       (5.40)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                             (0.06)           --           --            --           --
  Net Realized Gain                                                    --            --           --            --        (1.38)
  Paid-in Capital                                                      --            --           --            --        (0.04)
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                             (0.06)           --           --            --        (1.42)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $    11.05    $     9.04    $    6.04    $     6.63    $    7.09
=================================================================================================================================
TOTAL RETURN @@                                                     23.11%        49.67%       (8.90)%       (6.49)%     (39.21)%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                              $  397,693    $  323,547    $ 156,915    $  152,857    $ 161,554
Ratio of Expenses to Average Net Assets                              1.70%+        1.78%        1.81%         1.85%        1.80%
Ratio of Expenses to Average Net Assets Excluding Country Tax
  Expense                                                             N/A          1.75%        1.75%         1.75%        1.75%
Ratio of Net Investment Income (Loss) to Average Net Assets          0.71%         0.95%       (0.40)%        0.24%       (0.81)%
Portfolio Turnover Rate                                                72%           92%         134%          132%         94%
---------------------------------------------------------------------------------------------------------------------------------
Ratios Before Expenses Waived and/or Reimbursed by Adviser:
    Expenses to Average Net Assets                                   1.71%         1.87%        1.93%         2.12%        1.96%
    Net Investment Income (Loss) to Average Net Assets               0.70%         0.86%       (0.53)%       (0.03)%      (0.96)%
---------------------------------------------------------------------------------------------------------------------------------

                                                                                              CLASS II
                                                                                  ------------------------------------
                                                                                                       PERIOD FROM
                                                                                                       JANUARY 10,
                                                                                      YEAR ENDED         2003* TO
                                                                                        DECEMBER      DECEMBER 31,
SELECTED PER SHARE DATA AND RATIOS                                                      31, 2004              2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                              $         9.03    $         6.22
----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                              0.06#             0.05#
  Net Realized and Unrealized Gain (Loss)                                                   2.01              2.76
----------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                                        2.07              2.81
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                                    (0.06)               --
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                    $        11.04    $         9.03
======================================================================================================================
TOTAL RETURN @@                                                                            23.00%            45.34%++
======================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                                                 $       31,942    $        9,066
Ratio of Expenses to Average Net Assets                                                     1.75%+            1.83%**
Ratio of Expenses to Average Net Assets Excluding Country Tax Expense                        N/A              1.80%**
Ratio of Net Investment Income (Loss) to Average Net Assets                                 0.64%             0.90%**
Portfolio Turnover Rate                                                                       72%               92%
----------------------------------------------------------------------------------------------------------------------
Ratios Before Expenses Waived and/or Reimbursed by Adviser and/or Distributor:
    Expenses to Average Net Assets                                                          2.06%             2.22%**
    Net Investment Income (Loss) to Average Net Assets                                      0.33%             0.51%**
----------------------------------------------------------------------------------------------------------------------

*    Commenced offering
**   Annualized
#    Per share amount is based on average shares outstanding.
+ Effective November 1, 2004, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.65% for Class I shares and 1.70% for Class II shares. Prior to November 1, 2004, these maximum ratios were 1.75% for Class I shares and 1.80% for Class II shares.
++   Not annualized
@@ Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Notes to Financial Statements

The Universal Institutional Funds, Inc., (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of sixteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Emerging Markets Equity Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries. The Portfolio offering two classes of shares -- Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

   All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

   Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors.

2. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

3. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

   - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

   - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Notes to Financial Statements (cont'd)

   Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to security transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

   Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

   At December 31, 2004, the net assets of the Portfolio were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

   Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

4. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

5. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

   Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Notes to Financial Statements (cont'd)

   markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

   Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Assets and Liabilities.

B. INVESTMENT ADVISORY FEES: Morgan Stanley Investment Management Inc. (the "Adviser" or "MS Investment Management"), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets. Effective November 1, 2004, the Board of Directors of the Fund approved amending and restating the investment advisory agreement with MS Investment Management to reduce the fee, paid quarterly, to the annual rate based on daily net assets as follows:

                   FROM $500         FROM $1
    FIRST $500    MILLION TO      BILLION TO       MORE THAN
       MILLION    $1 BILLION    $2.5 BILLION    $2.5 BILLION
    --------------------------------------------------------
          1.25%         1.20%           1.15%          1.00%

Prior to November 1, 2004, the annual rate was 1.25% of the portion of the daily net assets not exceeding $500 million, 1.20% of the portion of the daily net assets between $500 million and $1 billion; and 1.15% of the portion of daily net assets in excess of $1 billion.

Effective November 1, 2004, MS Investment Management has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.65% for Class I shares and 1.70% for Class II shares. Prior to November 1, 2004, these maximum ratios were 1.75% for Class I shares and 1.80% for Class II shares. For the year ended December 31, 2004, this fee reduction amounted to $30,000.

C. ADMINISTRATION FEES: MS Investment Management (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. ("JPMIS"), a corporate affiliate of JPMorgan Chase Bank, JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. DISTRIBUTION FEES: Morgan Stanley & Co., Incorporated (the "Distributor"), a wholly-owned subsidiary of Morgan Stanley, serves as the distributor of the Fund and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at a rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has voluntarily agreed to waive 0.30% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2004, this waiver amounted to $56,000.

E. CUSTODIAN FEES: JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Investment Company Act of 1940.

F. CONTRACTUAL OBLIGATIONS: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

G. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Distributions from the Portfolio are recorded on the ex-dividend date.

Certain Portfolios may be subject to taxes imposed by certain of the countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Notes to Financial Statements (cont'd)

ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2003 was as follows:

         2004 DISTRIBUTIONS         2003 DISTRIBUTIONS
             PAID FROM:                PAID FROM:
       -----------------------   -----------------------
       ORDINARY      LONG-TERM   ORDINARY      LONG-TERM
         INCOME   CAPITAL GAIN     INCOME   CAPITAL GAIN
          (000)          (000)      (000)          (000)
       -------------------------------------------------
       $  2,381      $      --   $     --      $      --

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent book and tax basis differences may result in reclassifications among undistributed (distributions in excess of ) net investment income (or accumulated net investment loss), accumulated net realized gain (loss) and paid-in capital. These differences were primarily due to differing treatments of gains and losses related to foreign currency transactions.

At December 31, 2004, the Portfolio had distributable earnings on a tax basis as follows:

                   UNDISTRIBUTED    UNDISTRIBUTED
                        ORDINARY        LONG-TERM
                          INCOME     CAPITAL GAIN
                           (000)            (000)
                   ------------------------------
                      $    2,023        $      --

At December 31, 2004, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                                NET
                                                       APPRECIATION
           COST     APPRECIATION     DEPRECIATION    (DEPRECIATION)
          (000)            (000)            (000)             (000)
     --------------------------------------------------------------
     $  342,888     $     97,574     $     (8,998)   $       88,576

At December 31, 2004, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $41,405,000, of which, $18,773,000 will expire on December 31, 2009, $18,898,000 will expire on December 31, 2010 and $3,734,000 will expire on December 31, 2011.

During the year ended December 31, 2004, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $49,365,000.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital, passive foreign investment company ("PFIC") and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2004, the Portfolio deferred to January 1, 2005, for U.S. Federal income tax purposes, post-October currency losses of $1,000,000.

H. OTHER: For the year ended December 31, 2004, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $304,748,000 and $249,588,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2004.

During the year ended December 31, 2004, the Portfolio incurred $17,116 of brokerage commissions to Morgan Stanley & Co. Incorporated, an affiliated broker dealer.

At December 31, 2004, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 61.2% and 92.4%, for Class I and Class II shares, respectively.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Report of Independent Registered Public Accounting Firm

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
THE UNIVERSAL INSTITUTIONAL FUNDS, INC. -
EMERGING MARKETS EQUITY PORTFOLIO

We have audited the accompanying statement of assets and liabilities of the Emerging Markets Equity Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio"), including the portfolio of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Emerging Markets Equity Portfolio of The Universal Institutional Funds, Inc. at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP


Boston, Massachusetts
February 11, 2005

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Federal Tax Information (unaudited)

For the year ended December 31, 2004, the Portfolio intends to pass through to shareholders foreign tax credits of approximately $688,000 and has derived gross income from sources within foreign countries in the amount of approximately $9,128,000.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Director and Officer Information (Unaudited)

Independent Directors:

                                                                                                  NUMBER OF
                                         TERM OF                                                  PORTFOLIOS IN
                                         OFFICE AND                                               FUND
                             POSITION(S) LENGTH OF                                                COMPLEX
NAME, AGE AND ADDRESS OF     HELD WITH   TIME                                                     OVERSEEN BY    OTHER DIRECTORSHIPS
DIRECTOR                     REGISTRANT  SERVED*     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS  DIRECTOR**     HELD BY DIRECTOR
---------------------------  ----------  ----------  -------------------------------------------  -------------  -------------------
Michael Bozic (63)           Director    Director    Private Investor; Director or Trustee of     197            None.
c/o Kramer Levin Naftalis &              since July  the Retail Funds (since April 1994) and the
Frankel LLP                              2003        Institutional Funds (since July 2003);
Counsel to the Independent                           formerly Vice Chairman of Kmart Corporation
Directors                                            (December 1998-October 2000), Chairman and
919 Third Avenue                                     Chief Executive Officer of Levitz Furniture
New York, NY 10022-3902                              Corporation (November 1995-November 1998)
                                                     and President and Chief Executive Officer
                                                     of Hills Department Stores (May 1991-July
                                                     1995); formerly variously Chairman, Chief
                                                     Executive Officer, President and Chief
                                                     Operating Officer (1987-1991) of the Sears
                                                     Merchandise Group of Sears Roebuck & Co.

Edwin J. Garn (72)           Director    Director    Director or Trustee of the Retail Funds      197            Director of
1031 N. Chartwell Court                  since July  (since January 1993) and the Institutional                  Franklin Covey
Salt Lake City, UT 84103                 2003        Funds (since July 2003); member of the Utah                 (time management
                                                     Regional Advisory Board of Pacific Corp.;                   systems), BMW Bank
                                                     formerly Managing Director of Summit                        of North America,
                                                     Ventures LLC (2000-2004); United States                     Inc. (industrial
                                                     Senator (R- Utah) (1974-1992) and Chairman,                 loan corporation),
                                                     Senate Banking Committee (1980-1986), Mayor                 United  Space
                                                     of Salt Lake City, Utah (1971-1974),                        Alliance  (joint
                                                     Astronaut, Space Shuttle Discovery (April                   venture between
                                                     12-19, 1985), and Vice Chairman, Huntsman                   Lockheed Martin and
                                                     Corporation (chemical company).                             The Boeing Company)
                                                                                                                 and Nuskin Asia
                                                                                                                 Pacific (multilevel
                                                                                                                 marketing); member
                                                                                                                 of the board of
                                                                                                                 various civic and
                                                                                                                 charitable
                                                                                                                 organizations.

Wayne E. Hedien (70)         Director    Director    Retired; Director or Trustee of the Retail   197            Director of the PMI
c/o Kramer Levin Naftalis &              since July  Funds (since September 1997) and the                        Group Inc. (private
Frankel LLP                              2003        Institutional Funds (since July 2003);                      mortgage
Counsel to the                                       formerly associated with the Allstate                       insurance); Trustee
Independent Directors                                Companies (1966-1994), most recently as                     and Vice Chairman
919 Third Avenue                                     Chairman of The Allstate Corporation (March                 of The Field Museum
New York, NY 10022-3902                              1993-December 1994) and Chairman and Chief                  of Natural History;
                                                     Executive Officer of its wholly-owned                       director of various
                                                     subsidiary, Allstate Insurance Company                      other business and
                                                     (July 1989-December 1994).                                  charitable
                                                                                                                 organizations.

Dr. Manuel H. Johnson (55)   Director    Director    Senior Partner, Johnson Smick                197            Director of NVR,
c/o Johnson Smick                        since July  International, Inc., a consulting firm;                     Inc. (home
International, Inc.                      2003        Chairman of the Audit Committee and                         construction);
2099 Pennsylvania Avenue,                            Director or Trustee of the Retail Funds                     Director of KFX
NW Suite 950                                         (since July 1991) and the Institutional                     Energy; Director
Washington, D.C. 20006                               Funds (since July 2003); Co-Chairman and a                  of RBS Greenwich
                                                     founder of the Group of Seven Council                       Capital Holdings
                                                     (G7C), an international economic                            (financial
                                                     commission; formerly Vice Chairman of the                   holdings company).
                                                     Board of Governors of the Federal Reserve
                                                     System and Assistant Secretary of the U.S.
                                                     Treasury.

Joseph J. Kearns (62)        Director    Director    President, Kearns & Associates LLC           198            Director of Electro
c/o Kearns & Associates                  since       (investment consulting); Deputy Chairman of                 Rent Corporation
LLC                                      August      the Audit Committee and Director or Trustee                 (equipment
PMB754                                   1994        of the Retail Funds (since July 2003) and                   leasing), The Ford
23852 Pacific Coast                                  the Institutional Funds (since August                       Family Foundation
Highway                                              1994); previously Chairman of the Audit                     and the UCLA
Malibu, CA 90265                                     Committee of the Institutional Funds                        Foundation.
                                                     (October 2001-July 2003); formerly CFO of
                                                     the J. Paul Getty Trust.

Michael Nugent (68)          Director    Director    General Partner of Triumph Capital, L.P., a  197            Director of various
c/o Triumph Capital, L.P.                since July  private investment partnership; Chairman of                 business
445 Park Avenue, 10th Floor              2001        the Insurance Committee and Director or                     organizations.
New York, NY 10022                                   Trustee of the Retail Funds (since July
                                                     1991) and the Institutional Funds (since
                                                     July 2001); formerly Vice President,
                                                     Bankers Trust Company and BT Capital
                                                     Corporation (1984-1988).

Fergus Reid (72)             Director    Director    Chairman of Lumelite Plastics Corporation;   198            Trustee and
c/o Lumelite Plastics                    since June  Chairman of the Governance Committee and                    Director of certain
Corporation                              1992        Director or Trustee of the Retail Funds                     investment
85 Charles Coleman Blvd.                             (since July 2003) and the Institutional                     companies in the
Pawling, NY 12564                                    Funds (since June 1992).                                    J.P. Morgan Funds
                                                                                                                 complex managed by
                                                                                                                 J.P. Morgan
                                                                                                                 Investment
                                                                                                                 Management Inc.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Director and Officer Information (cont'd)

Interested Directors:

                                                                                                  NUMBER OF
                                         TERM OF                                                  PORTFOLIOS IN
                                         OFFICE AND                                               FUND
                             POSITION(S) LENGTH OF                                                COMPLEX
NAME, AGE AND ADDRESS OF     HELD WITH   TIME                                                     OVERSEEN BY    OTHER DIRECTORSHIPS
DIRECTOR                     REGISTRANT  SERVED*     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS  DIRECTOR**     HELD BY DIRECTOR
---------------------------  ----------  ----------  -------------------------------------------  -------------  -------------------
Charles A.Fiumefreddo (71)   Chairman    Chairman    Chairman and Director or Trustee of the      197            None.
c/o Morgan Stanley Trust     and         of the      Retail Funds (since July 1991) and the
Harborside Financial Center  Director    Board and   Institutional Funds (since July 2003);
Plaza Two 3rd Floor          of the      Director    formerly Chief Executive Officer of the
Jersey City, NJ 07311        Board       since       Retail Funds (until September 2002).
                                         July 2003

James F. Higgins (56)        Director    Director    Director or Trustee of the Retail Funds      197            Director of AXA
c/o Morgan Stanley Trust                 since July  (since June 2000) and the Institutional                     Financial, Inc.
Harborside Financial Center              2003        Funds (since July 2003); Senior Advisor of                  and The Equitable
Plaza Two 2nd Floor                                  Morgan Stanley (since August 2000);                         Life Assurance
Jersey City, NJ 07311                                Director of Morgan Stanley Distributors                     Society of the
                                                     Inc. and Dean Witter Realty Inc.;                           United States
                                                     previously President and Chief Operating                    (financial
                                                     Officer of the Private Client Group of                      services).
                                                     Morgan Stanley (May 1999-August 2000), and
                                                     President and Chief Operating Officer of
                                                     Individual Securities of Morgan Stanley
                                                     (February 1997-May 1999).

* Each Director serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. and any funds that have an investment adviser that is an affiliated entity of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

Additional information about the Fund's Directors can be found in the Fund's Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Fund at 1(800) 281-2715. You may also retrieve this information on-line at the Securities and Exchange Commission's web site at "http://www.sec.gov". To aid you in obtaining this information on-line, the Fund's Central Index Key (CIK) number is 1011378 and the SAI is found within form type 485BPOS.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Director and Officer Information (cont'd)

Officers:

                                             POSITION(S)   TERM OF OFFICE
                                             HELD WITH     AND LENGTH OF
NAME, AGE AND ADDRESS OF EXECTIVE OFFICER    REGISTRANT    TIME SERVED*           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------   -----------   --------------------   ------------------------------------------------
Mitchell M. Merin (51)                       President     President since July   President and Chief Operating Officer of Morgan
Morgan Stanley Investment Management Inc.                  2003                   Stanley Investment Management Inc.; President,
1221 Avenue of the Americas 33rd Floor                                            Director and Chief Executive Officer of Morgan
New York, NY 10020                                                                Stanley Investment Advisors Inc. and Morgan
                                                                                  Stanley Services Company Inc.; Chairman and
                                                                                  Director of Morgan Stanley Distributors Inc.;
                                                                                  Chairman and Director of Morgan Stanley Trust;
                                                                                  Director of various Morgan Stanley subsidiaries;
                                                                                  President of the Institutional Funds (since July
                                                                                  2003) and President of the Retail Funds (since
                                                                                  May 1999); Director (since July 2003) and
                                                                                  President (since December 2002) of the Van
                                                                                  Kampen Closed-End Funds; Trustee (since May
                                                                                  1999) and President (since October 2002) of the
                                                                                  Van Kampen Open-End Funds.

Ronald E. Robison (65)                       Executive     Executive Vice         Principal Executive Officer of Funds in the Fund
Morgan Stanley Investment Management Inc.    Vice          President and          complex since May 2003; Managing Director of
1221 Avenue of the Americas 34th Floor       President     Principal Executive    Morgan Stanley & Co. Incorporated, Managing
New York, NY 10020                           and           Officer since July     Director of Morgan Stanley; Managing Director,
                                             Principal     2003                   Chief Administrative Officer and Director of
                                             Executive                            Morgan Stanley Investment Advisors Inc. and
                                             Officer                              Morgan Stanley Services Company Inc.; Chief
                                                                                  Executive Officer and Director of Morgan Stanley
                                                                                  Trust; Managing Director and Director of Morgan
                                                                                  Stanley Distributors Inc.; Executive Vice
                                                                                  President and Principal Executive Officer of the
                                                                                  Retail Funds (since April 2003) and the
                                                                                  Institutional Funds (since July 2003);
                                                                                  previously President and Director of the Retail
                                                                                  Funds (March 2001 - July 2003) and Chief Global
                                                                                  Operations Officer and Managing Director of
                                                                                  Morgan Stanley Investment Management Inc.

Joseph J. McAlinden (61)                     Vice          Vice President since   Managing Director and Chief Investment Officer
Morgan Stanley Investment Management Inc.    President     July 2003              of Morgan Stanley Investment Advisors Inc. and
1221 Avenue of the Americas 33rd Floor                                            Morgan Stanley Investment Management Inc.;
New York, NY 10020                                                                Director of Morgan Stanley Trust; Chief
                                                                                  Investment Officer of the Van Kampen Funds; Vice
                                                                                  President of the Institutional Funds (since July
                                                                                  2003) and the Retail Funds (since July 1995).

Barry Fink (49)                              Vice          Vice President since   General Counsel (since May 2000) and Managing
Morgan Stanley Investment Management Inc.    President     July 2003              Director (since December 2000) of Morgan Stanley
1221 Avenue of the Americas 22nd Floor                                            Investment Management; Managing Director (since
New York, NY 10020                                                                December 2000), Secretary (since February 1997)
                                                                                  and Director (since July 1998) of Morgan Stanley
                                                                                  Investment Advisors Inc. and Morgan Stanley
                                                                                  Services Company Inc.; Vice President of the
                                                                                  Retail Funds; Assistant Secretary of Morgan
                                                                                  Stanley DW Inc.; Vice President of the
                                                                                  Institutional Funds (since July 2003); Managing
                                                                                  Director, Secretary and Director of Morgan
                                                                                  Stanley Distributors Inc.; previously Secretary
                                                                                  of the Retail Funds and General Counsel
                                                                                  (February 1997- April 2004) of the Retail Funds
                                                                                  Vice President and Assistant General Counsel of
                                                                                  Morgan Stanley Investment Advisors Inc. and
                                                                                  Morgan Stanley Services Company Inc. (February
                                                                                  1997- December 2001).

Amy R. Doberman (42)                         Vice          Vice President since   Managing Director and General Counsel, U.S.
Morgan Stanley Investment Management Inc.    President     July 2004              Investment Management; Managing Director of the
1221 Avenue of the Americas 22nd Floor                                            Investment Manager and Morgan Stanley Investment
New York, NY 10020                                                                Advisor Inc.; Vice President of the
                                                                                  Institutional and Retail Funds (since July
                                                                                  2004); Vice President of the Van Kampen Funds
                                                                                  (since August 2004) previously, Managing
                                                                                  Director and General Counsel - Americas, UBS
                                                                                  Global Asset Management (July 2000-July 2004)
                                                                                  and General Counsel, Aeltus Investment
                                                                                  Management, Inc. (January 1997-July 2000).

Carsten Otto (41)                            Chief         Chief Compliance       Executive Director and U.S. Director of
Morgan Stanley Investment Management Inc.    Compliance    Officer since 2004     Compliance for Morgan Stanley Investment
1221 Avenue of the Americas 22nd Floor       Officer                              Management (since October 2004); Executive
New York, NY 10020                                                                Director of Morgan Stanley Investment Advisors
                                                                                  Inc. and Morgan Stanley Investment Management
                                                                                  Inc.; formerly Assistant Secretary and Assistant
                                                                                  General Counsel of the Morgan Stanley Retail
                                                                                  Funds.

Stefanie V. Chang (38)                       Vice          Vice President since   Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.    President     December 1997          Incorporated, Morgan Stanley Investment
1221 Avenue of the Americas 22nd Floor                                            Management Inc. and Morgan Stanley Investment
New York, NY 10020                                                                Advisors Inc.; Vice President of the
                                                                                  Institutional Funds and the Retail Funds;
                                                                                  formerly practiced law with the New York law
                                                                                  firm of Rogers & Wells (now Clifford Chance US
                                                                                  LLP).

James W. Garrett (35)                        Treasurer     Treasurer since        Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.    and Chief     February 2002 CFO      Incorporated, Morgan Stanley Investment
1221 Avenue of the Americas 34th Floor       Financial     since July 2003        Management Inc.; Treasurer and Chief Financial
New York, NY 10020                           Officer                              Officer of the Institutional Funds; Previously
                                                                                  with PriceWaterhouse LLP (now
                                                                                  PriceWaterhouseCoopers LLP).

Michael J. Leary (38)                        Assistant     Assistant Treasurer    Assistant Director and Vice President of Fund
J.P. Morgan Investor Services Co.            Treasurer     since March 2003       Administration, JPMorgan Investor Services Co.
73 Tremont Street                                                                 (formerly Chase Global Funds Services Company);
Boston, MA 02108                                                                  formerly Audit Manager at Ernst & Young LLP.

Mary E. Mullin (37)                          Secretary     Secretary since June   Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.                  1999                   Incorporated, Morgan Stanley Investment
1221 Avenue of the Americas 22nd Floor                                            Management Inc. and Morgan Stanley Investment
New York, NY 10020                                                                Advisors Inc.; Secretary of the Institutional
                                                                                  Funds and the Retail Funds (since July 2003);
                                                                                  formerly practiced law with the New York law
                                                                                  firms of McDermott, Will & Emery and Skadden,
                                                                                  Arps, Slate, Meagher & Flom LLP.

----------
* This is the date the Officer began serving the Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN
JPMorgan Chase Bank
270 Park Avenue
New York, New York 10017

LEGAL COUNSEL
Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

The Investment Adviser, Morgan Stanley Investment Management Inc. doing business in certain instances as Miller Anderson, Van Kampen or Morgan Stanley Asset Management.

REPORTING TO SHAREHOLDERS

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-281-2715 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by the prospectus of The Universal Institutional Funds, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im.

[MORGAN STANLEY LOGO]

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

ANNUAL REPORT - DECEMBER 31, 2004


GLOBAL VALUE EQUITY PORTFOLIO

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Investment Overview

GLOBAL VALUE EQUITY PORTFOLIO

The Global Value Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less liquidity and the potential for market volatility and political instability.

PERFORMANCE

For the year ended December 31, 2004, the Portfolio had a total return of 13.54%, net of fees, compared to 14.72% for the Morgan Stanley Capital International (MSCI) World Index (the "Index").

FACTORS AFFECTING PERFORMANCE

- Equity markets around the world ended the year on a positive note and although the gains were not spectacular, there were very few negatives to be seen. Much of the good news came from strong market performance following the U.S. elections and although some concerns linger, there is an expectation of continued growth in the major global economies in 2005. On an absolute basis returns for the Portfolio were positive across all sectors, although the Portfolio's return was slightly behind the benchmark for 2004.

- On a relative basis, stock selection in information technology was the strongest contributor over the twelve month period for the Portfolio. Information technology was the weakest performing sector for the benchmark and therefore the Portfolio's underweight relative to the benchmark in the sector was also positive. Stocks within the consumer staples sector also performed well as food, beverage and tobacco holdings all had strong returns.

- Stock selection in the financials sector was the main detractor from relative performance. The underperformance in this sector can be largely attributed to holdings in the insurance sector, particularly one U.S. holding which fell dramatically as the market reacted to a reserve increase to cover adverse developments in some insurance business they had previously written. We reviewed the capital position and relative merits of this stock and decided to sell it from the Portfolio.

- Although there were a number of stock changes in the Portfolio over the year, the key sector over and underweights relative the benchmark remained the same.

MANAGEMENT STRATEGIES

- We continue to find value in consumer staples, telecom services and pharmaceuticals sectors and remain overweight in those. As mentioned, the Portfolio is underweight relative to the benchmark in the information technology sector and also financials. The Portfolio also continues to be significantly underweight relative to the benchmark to the United States as we find that the price we have to pay for stocks there, in most cases, is expensive relative to the price demanded for similar quality peers in Europe or Asia.

- Our outlook is cautious. The U.S. is burdened with lingering economic issues such as the balance of trade and budget deficit. In tandem, while we believe global economic growth is expected to continue in 2005 it is generally anticipated that it will be slower than it was in the past twelve months. As bottom up investors, stock selection is key and we continue to focus our research efforts on identifying investment opportunities which meet our strict quality and valuation criteria.

January 2005

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX(1)

                                      TOTAL RETURNS(2)
                                ----------------------------
                                           AVERAGE ANNUAL
                                        --------------------
                                  ONE    FIVE          SINCE
                                 YEAR   YEARS   INCEPTION(4)
------------------------------------------------------------
Portfolio(3)                    13.54%   4.75%          7.54%
MSCI World Index                14.72   (2.45)          6.06

(1) The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on January 2, 1997.
(4) For comparative purposes, average annual since inception returns listed for the index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the index.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Investment Overview (cont'd)

GLOBAL VALUE EQUITY PORTFOLIO

[CHART]

                             GLOBAL VALUE EQUITY    MSCI
                             PORTFOLIO              WORLD INDEX
                             ----------------------------------
1/2/97*                              $    10,000    $    10,000
12/31/97                                  12,004         11,666
12/31/1998                                13,621         14,506
12/31/1999                                14,179         18,123
12/31/2000                                15,804         15,735
12/31/2001                                14,692         13,088
12/31/2002                                12,213         10,485
12/31/2003                                15,750         13,956
12/31/2004                                17,883         16,011

* Commenced operations on January 2, 1997.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. PERFORMANCE ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT morganstanley.com/im. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES. PERFORMANCE SHOWN DOES NOT REFLECT FEES AND EXPENSES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD BE LOWER.

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

                                                                    EXPENSES PAID
                                                  ENDING ACCOUNT   DURING PERIOD*
                                      BEGINNING            VALUE  JULY 1, 2004 --
                                  ACCOUNT VALUE     DECEMBER 31,     DECEMBER 31,
                                   JULY 1, 2004             2004             2004
---------------------------------------------------------------------------------
Actual                           $     1,000.00   $     1,087.40   $         6.03
Hypothetical (5% average
annual return before expenses)         1,000.00         1,019.36             5.84

* Expenses are equal to the Portfolio's annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

GRAPHIC PRESENTATION OF PORTFOLIO HOLDINGS

The following graph depicts the Portfolio's holdings by industry as a percentage of total investments.

[CHART]

Short-Term Investment                          3.4%
Pharmaceuticals                               13.7%
Oil & Gas                                      6.9%
Commercial Banks                               6.3%
Diversified Telecommunication Services         6.0%
Food Products                                  5.6%
Aerospace & Defense                            5.2%
Insurance                                      4.8%
Media                                          4.7%
Tobacco                                        4.6%
Capital Markets                                3.8%
Other*                                        35.0%

* Industries which do not appear in the top 10 industries, as well as those which represent less than 3% of total investments, if applicable, are included in the category labeled "Other".

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Portfolio of Investments

GLOBAL VALUE EQUITY PORTFOLIO

                                                                                                    VALUE
                                                                                    SHARES          (000)
---------------------------------------------------------------------------------------------------------
COMMON STOCKS (96.7%)
AUSTRALIA (1.5%)
  Foster's Group Ltd.                                                              190,502   $        863
  National Australia Bank Ltd.                                                      54,805          1,236
---------------------------------------------------------------------------------------------------------
                                                                                                    2,099
=========================================================================================================
BERMUDA (2.0%)
  Tyco International Ltd.                                                           38,460          1,374
  XL Capital Ltd., Class A                                                          17,099          1,328
---------------------------------------------------------------------------------------------------------
                                                                                                    2,702
=========================================================================================================
FRANCE (5.7%)
  BNP Paribas S.A.                                                                  21,912          1,584
  Groupe Danone                                                                      8,466            780
  Lafarge S.A.                                                                      17,468          1,683
  Sanofi-Aventis                                                                    23,343          1,862
  Total S.A.                                                                         8,457          1,844
---------------------------------------------------------------------------------------------------------
                                                                                                    7,753
=========================================================================================================
GERMANY (1.6%)
  BASF AG                                                                           20,525          1,476
  Bayerische Motoren Werke AG                                                       14,420            649
---------------------------------------------------------------------------------------------------------
                                                                                                    2,125
=========================================================================================================
HONG KONG (0.6%)
  HongKong Electric Holdings Ltd.                                                  165,500            756
---------------------------------------------------------------------------------------------------------
IRELAND (1.8%)
  Bank of Ireland                                                                   97,885          1,628
  Kerry Group plc, Class A                                                          32,377            775
---------------------------------------------------------------------------------------------------------
                                                                                                    2,403
=========================================================================================================
ITALY (3.1%)
  ENI S.p.A.                                                                        95,321          2,382
  Telecom Italia S.p.A. RNC                                                        549,806          1,782
---------------------------------------------------------------------------------------------------------
                                                                                                    4,164
=========================================================================================================
JAPAN (11.4%)
  Canon, Inc.                                                                       32,800          1,771
  Fuji Photo Film Co., Ltd.                                                         60,300          2,202
  Kao Corp.                                                                         64,000          1,637
  Mitsui Sumitomo Insurance Co., Ltd.                                               74,000            643
  Nippon Telegraph & Telephone Corp.                                                   196            880
  Rohm Co., Ltd.                                                                     8,900            921
  Sankyo Co., Ltd.                                                                  32,300            730
  Sekisui House Ltd.                                                               108,000          1,259
  Sumitomo Electric Industries Ltd.                                                114,000          1,241
  Takeda Pharmaceutical Co., Ltd.                                                   41,800          2,106
  Toyota Motor Corp.                                                                13,300            541
  Yamanouchi Pharmaceutical Co., Ltd.                                               38,000          1,480
---------------------------------------------------------------------------------------------------------
                                                                                                   15,411
=========================================================================================================
NETHERLANDS (3.7%)
  Koninklijke Philips Electronics N.V.                                              21,441            567
  Royal Dutch Petroleum Co. (NY Shares)                                             54,679          3,138
  Unilever N.V. CVA                                                                 19,487          1,304
---------------------------------------------------------------------------------------------------------
                                                                                                    5,009
=========================================================================================================
SOUTH KOREA (0.9%)
  SK Telecom Co., Ltd. ADR                                                          53,815          1,197
---------------------------------------------------------------------------------------------------------
SPAIN (1.0%)
  Telefonica S.A.                                                                   73,712          1,386
---------------------------------------------------------------------------------------------------------
SWITZERLAND (6.2%)
  Holcim Ltd. (Registered)                                                          12,589   $        756
  Nestle S.A. (Registered)                                                           9,778          2,552
  Novartis AG (Registered)                                                          29,240          1,470
  Roche Holding AG                                                                   6,415            736
  Syngenta AG                                                                    (a)14,158          1,500
  UBS AG (Registered)                                                               17,490          1,463
---------------------------------------------------------------------------------------------------------
                                                                                                    8,477
=========================================================================================================
UNITED KINGDOM (20.0%)
  Allied Domecq plc                                                                138,407          1,362
  Amvescap plc                                                                     104,848            645
  BAA plc                                                                           76,503            857
  Barclays plc                                                                     143,624          1,615
  Cadbury Schweppes plc                                                            241,194          2,244
  Diageo plc                                                                       107,362          1,530
  GlaxoSmithKline plc                                                              147,891          3,467
  Imperial Tobacco Group plc                                                        88,561          2,424
  Prudential plc                                                                    88,915            773
  Reed Elsevier plc                                                                304,416          2,806
  Rentokil Initial plc                                                             193,159            548
  Rolls-Royce Group plc                                                         (a)342,606          1,624
  Rolls-Royce Group plc, Class B                                                10,648,993             21
  Royal Bank of Scotland Group plc                                                  73,262          2,462
  Scottish & Southern Energy plc                                                    94,873          1,588
  Vodafone Group plc                                                               891,322          2,415
  WPP Group plc                                                                     70,862            779
---------------------------------------------------------------------------------------------------------
                                                                                                   27,160
=========================================================================================================
UNITED STATES (37.2%)
  Alcoa, Inc.                                                                       37,739          1,186
  Altria Group, Inc.                                                                43,669          2,668
  American Electric Power Co., Inc.                                                 38,063          1,307
  BJ's Wholesale Club, Inc.                                                      (a)37,878          1,103
  Boeing Co.                                                                        38,181          1,977
  Bristol-Myers Squibb Co.                                                          69,664          1,785
  ChevronTexaco Corp.                                                               17,915            941
  Citigroup, Inc.                                                                   62,196          2,997
  Coca-Cola Co. (The)                                                               14,965            623
  E.I. du Pont de Nemours & Co.                                                      8,654            424
  Emerson Electric Co.                                                               7,710            540
  Exxon Mobil Corp.                                                                 21,247          1,089
  First Data Corp.                                                                  37,130          1,579
  Gap, Inc. (The)                                                                   31,713            670
  General Dynamics Corp.                                                            14,730          1,541
  Georgia-Pacific Corp.                                                             25,834            968
  Hewlett-Packard Co.                                                               69,812          1,464
  International Business Machines Corp.                                             24,298          2,395
  Kroger Co. (The)                                                               (a)60,542          1,062
  Loews Corp. - Carolina Group                                                      39,814          1,153
  MBIA, Inc.                                                                        16,527          1,046
  McDonald's Corp.                                                                  48,979          1,570
  Mellon Financial Corp.                                                            50,424          1,569
  Merck & Co., Inc.                                                                 17,421            560
  Merrill Lynch & Co., Inc.                                                         24,153          1,444
  New York Times Co. (The), Class A                                                 33,720          1,376
  Northrop Grumman Corp.                                                            20,726          1,127
  Pfizer, Inc.                                                                      56,167          1,510

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Portfolio of Investments (cont'd)

GLOBAL VALUE EQUITY PORTFOLIO

                                                                                                    VALUE
                                                                                    SHARES          (000)
---------------------------------------------------------------------------------------------------------
UNITED STATES (CONT'D)
  Prudential Financial, Inc.                                                        24,385   $      1,340
  SBC Communications, Inc.                                                          75,442          1,944
  St. Paul Travelers Cos., Inc. (The)                                               38,423          1,424
  United Technologies Corp.                                                          7,666            792
  Verizon Communications, Inc.                                                      52,224          2,116
  Viacom, Inc., Class B                                                             37,879          1,378
  Wyeth                                                                             66,586          2,836
  Xerox Corp.                                                                    (a)58,133            989
---------------------------------------------------------------------------------------------------------
                                                                                                   50,493
=========================================================================================================
  TOTAL COMMON STOCKS (COST $110,536)                                                             131,135
=========================================================================================================

                                                                                      FACE
                                                                                    AMOUNT
                                                                                     (000)
---------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (3.4%)
REPURCHASE AGREEMENT (3.4%)
  J.P. Morgan Securities, Inc., 2.00%, dated 12/31/04, due 1/3/05,
    repurchase price $4,671 (COST $4,670)                                     $   (b)4,670          4,670
---------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%) (COST $115,206)                                                        135,805
=========================================================================================================
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.1%)                                                        (118)
=========================================================================================================
NET ASSETS (100%)                                                                            $    135,687
=========================================================================================================

(a)  Non-income producing security.
(b) Represents the Portfolio's undivided interest in a joint repurchase agreement which has a total value of $1,018,656,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this portfolio of investments as follows: Federal Farm Credit Bank, 0.00% to 6.75%, due 2/28/05 to 8/15/13; Federal Home Loan Bank, 1.10%
     to 6.875%, due 4/15/05 to 10/28/24; Federal Home Loan Mortgage Corp., 2.00% to 6.51%, due 6/15/15 to 3/15/19; Federal National Mortgage Association, 1.75% to 8.20%, due 2/24/05 to 5/24/19; and Financial Assist Corp., 8.80%,
     due 6/10/05. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.
ADR  American Depositary Receipt
CVA  Certificaten Van Aandelen
RNC  Non-Convertible Savings Shares

    The accompanying notes are an integral part of the financial statements.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

GLOBAL VALUE EQUITY PORTFOLIO

Statement of Assets and Liabilities

                                                                                                  DECEMBER 31, 2004
                                                                                                              (000)
-------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at Value (Cost $115,206)                                                           $         135,805
  Cash                                                                                                            9
  Dividends Receivable                                                                                          182
  Foreign Withholding Tax Reclaim Receivable                                                                     71
  Receivable for Portfolio Shares Sold                                                                           57
  Other Assets                                                                                                    4
-------------------------------------------------------------------------------------------------------------------
    Total Assets                                                                                            136,128
-------------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Investment Advisory Fees Payable                                                                             (241)
  Payable for Portfolio Shares Redeemed                                                                        (101)
  Administration Fees Payable                                                                                   (31)
  Custodian Fees Payable                                                                                        (10)
  Directors' Fees and Expenses Payable                                                                           (1)
  Other Liabilities                                                                                             (57)
-------------------------------------------------------------------------------------------------------------------
    Total Liabilities                                                                                          (441)
-------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                        $         135,687
-------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
  Paid-in Capital                                                                                 $         116,501
  Undistributed (Distributions in Excess of) Net Investment Income                                            1,420
  Accumulated Net Realized Gain (Loss)                                                                       (2,847)
  Unrealized Appreciation (Depreciation) on:
    Investments                                                                                              20,599
    Foreign Currency Translations                                                                                14
-------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                        $         135,687
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE Applicable to 9,490,552 Outstanding
      $0.001 Par Value Shares (Authorized 500,000,000 Shares)                                     $           14.30
===================================================================================================================

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

GLOBAL VALUE EQUITY PORTFOLIO

Statement of Operations

                                                                                                         YEAR ENDED
                                                                                                  DECEMBER 31, 2004
                                                                                                              (000)
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (Net of $176 Foreign Taxes Withheld)                                                  $           2,680
  Interest                                                                                                       61
-------------------------------------------------------------------------------------------------------------------
    Total Investment Income                                                                                   2,741
-------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees (Note B)                                                                             924
  Administration Fees (Note C)                                                                                  308
  Custodian Fees (Note D)                                                                                        59
  Shareholder Reporting Fees                                                                                     57
  Professional Fees                                                                                              35
  Directors' Fees and Expenses                                                                                    2
  Other                                                                                                          11
-------------------------------------------------------------------------------------------------------------------
    Total Expenses                                                                                            1,396
-------------------------------------------------------------------------------------------------------------------
  Investment Advisory Fees Waived (Note B)                                                                      (26)
-------------------------------------------------------------------------------------------------------------------
    Net Expenses                                                                                              1,370
-------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                                                  1,371
-------------------------------------------------------------------------------------------------------------------
REALIZED GAIN (LOSS) ON:
  Investments Sold                                                                                            6,295
  Foreign Currency Transactions                                                                                  53
-------------------------------------------------------------------------------------------------------------------
    Net Realized Gain (Loss)                                                                                  6,348
-------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
  Investments                                                                                                 7,789
  Foreign Currency Translations                                                                                 (10)
-------------------------------------------------------------------------------------------------------------------
    Net Change in Unrealized Appreciation (Depreciation)                                                      7,779
-------------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                              14,127
-------------------------------------------------------------------------------------------------------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                               $          15,498
===================================================================================================================

Statement of Changes in Net Assets

                                                                                      YEAR ENDED            YEAR ENDED
                                                                               DECEMBER 31, 2004     DECEMBER 31, 2003
                                                                                           (000)                 (000)
----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                                $            1,371    $            1,107
  Net Realized Gain (Loss)                                                                 6,348                (5,932)
  Net Change in Unrealized Appreciation (Depreciation)                                     7,779                28,207
----------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Operations                       15,498                23,382
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                                     (932)                   --
----------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  Subscriptions                                                                           43,408                84,507
  Distributions Reinvested                                                                   932                    --
  Redemptions                                                                            (28,832)              (78,456)
----------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Capital Share
      Transactions                                                                        15,508                 6,051
----------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                                 30,074                29,433
NET ASSETS:
  Beginning of Period                                                                    105,613                76,180
----------------------------------------------------------------------------------------------------------------------
  End of Period (Including Undistributed (Distributions in Excess of) Net
    Investment Income of $1,420 and $928, Respectively)                       $          135,687    $          105,613
======================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    Shares Subscribed                                                                      3,311                 8,198
    Shares Issued on Distributions Reinvested                                                 71                    --
    Shares Redeemed                                                                       (2,212)               (7,620)
----------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Capital Shares Outstanding                                  1,170                   578
======================================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Financial Highlights

GLOBAL VALUE EQUITY PORTFOLIO

                                                                                     YEAR ENDED DECEMBER 31,
                                                                -----------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                                 2004          2003         2002          2001          2000
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $    12.69    $     9.84   $    12.13    $    13.19    $    12.88
---------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                        0.15#         0.14#        0.10#         0.10          0.18
  Net Realized and Unrealized Gain (Loss)                             1.56          2.71        (2.15)        (1.03)         1.27
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                  1.71          2.85        (2.05)        (0.93)         1.45
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                              (0.10)           --        (0.13)        (0.13)        (0.27)
  Net Realized Gain                                                     --            --        (0.11)           --         (0.87)
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                              (0.10)           --        (0.24)        (0.13)        (1.14)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $    14.30    $    12.69   $     9.84    $    12.13    $    13.19
=================================================================================================================================
TOTAL RETURN @@                                                      13.54%        28.96%      (16.87)%       (7.04)%       11.46%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                               $  135,687    $  105,613   $   76,180    $   70,422    $   57,664
Ratio of Expenses to Average Net Assets                               1.15%         1.15%        1.15%         1.15%         1.15%
Ratio of Net Investment Income (Loss) to Average Net Assets           1.15%         1.33%        0.95%         0.87%         1.35%
Portfolio Turnover Rate                                                 27%           65%          35%           35%           58%
---------------------------------------------------------------------------------------------------------------------------------
Ratios Before Expenses Waived and/or Reimbursed by Adviser:
    Expenses to Average Net Assets                                    1.17%         1.28%        1.27%         1.28%         1.43%
    Net Investment Income (Loss) to Average Net Assets                1.13%         1.20%        0.83%         0.74%         1.07%
---------------------------------------------------------------------------------------------------------------------------------

#    Per share amount is based on average shares outstanding.
@@ Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Notes to Financial Statements

The Universal Institutional Funds, Inc., (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of sixteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Global Value Equity Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

   All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

   Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors.

2. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

3. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

   - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

   - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

   Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Notes to Financial Statements (cont'd)

   exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

   Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected as unrealized gains (losses) on Foreign Currency Translations on the Statement of Operations.

   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

   At December 31, 2004, the net assets of the Portfolio were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

4. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

5. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets.

   Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. INVESTMENT ADVISORY FEES: Morgan Stanley Investment Management Inc. (the "Adviser" or "MS Investment Management"), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets. Effective November 1, 2004, the Board of Directors of the Fund approved amending and restating the investment advisory agreement with MS Investment Management to

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Notes to Financial Statements (cont'd)

reduce the fee, paid quarterly, to the annual rate based on daily net assets as follows:

               FROM $1                                                   MORE
            BILLION TO      FROM $1.5      FROM $2.5      FROM $3.5      THAN
FIRST $1          $1.5     BILLION TO     BILLION TO     BILLION TO      $4.5
  BILLION      BILLION   $2.5 BILLION   $3.5 BILLION   $4.5 BILLION   BILLION
-----------------------------------------------------------------------------
     0.67%      0 .645%          0.62%         0.595%          0.57%    0.545%

Prior to November 1, 2004, the annual rate was 0.80% of the portion of the daily net assets not exceeding $500 million, 0.75% of the portion of the daily net assets between $500 million and $1 billion; and 0.70% of the portion of daily net assets in excess of $1 billion.

MS Investment Management has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.15%. For the year ended December 31, 2004, this fee reduction amounted to $26,000.

Morgan Stanley Investment Management Limited, (the "Sub-Adviser" or "MSIM Limited") a wholly-owned subsidiary of Morgan Stanley, serves as investment Sub-Adviser for the Portfolio on a day-to-day basis. MSIM Limited selects, buys and sells securities for the Portfolio under supervision of the Adviser. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. ADMINISTRATION FEES: MS Investment Management (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. ("JPMIS"), a corporate affiliate of JPMorgan Chase Bank, JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN FEES: JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Investment Company Act of 1940.

E. CONTRACTUAL OBLIGATIONS: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

F. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Distributions from the Portfolio are recorded on the ex-dividend date.

Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2003 was as follows:

                 2004 DISTRIBUTIONS         2003 DISTRIBUTIONS
                     PAID FROM:                PAID FROM:
               -----------------------   -----------------------
               ORDINARY      LONG-TERM   ORDINARY      LONG-TERM
                 INCOME   CAPITAL GAIN     INCOME   CAPITAL GAIN
                  (000)          (000)      (000)          (000)
               -------------------------------------------------
               $    932   $         --   $     --   $         --

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent book and tax basis differences may result in reclassifications among undistributed (distributions in excess of) net investment income (or accumulated net investment loss), accumulated net realized gain (loss) and paid-in capital. These differences were primarily due to differing treatments of gains and losses related to foreign currency transactions.

At December 31, 2004, the Portfolio had distributable earnings on a tax basis as follows:

                         UNDISTRIBUTED   UNDISTRIBUTED
                              ORDINARY       LONG-TERM
                                INCOME    CAPITAL GAIN
                                 (000)           (000)
                         -----------------------------
                         $       1,426   $         979

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Notes to Financial Statements (cont'd)

At December 31, 2004, cost and unrealized appreciation and (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                         NET
                                                APPRECIATION
         COST   APPRECIATION   DEPRECIATION   (DEPRECIATION)
        (000)          (000)          (000)            (000)
  ----------------------------------------------------------
  $   119,032   $     19,689   $     (2,916)  $       16,773

During the year ended December 31, 2004, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $3,744,000.

G. OTHER: For the year ended December 31, 2004, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $45,308,000 and $30,803,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2004.

During the year ended December 31, 2004, the portfolio incurred $1,228 of brokerage commissions to Morgan Stanley & Co. Incorporated, an affiliated broker dealer.

At December 31, 2004, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 74.47%.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Report of Independent Registered Public Accounting Firm

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
THE UNIVERSAL INSTITUTIONAL FUNDS, INC. -
GLOBAL VALUE EQUITY PORTFOLIO

We have audited the accompanying statement of assets and liabilities of the Global Value Equity Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio"), including the portfolio of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Global Value Equity Portfolio of The Universal Institutional Funds, Inc. at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 11, 2005

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Federal Tax Information (unaudited)

For the year ended December 31, 2004, the percentage of dividends that qualify for the 70% dividend received deduction for corporate shareholders of the Portfolio was 87.7%.

For the year ended December 31, 2004, the Portfolio intends to pass through to shareholders foreign tax credits of approximately $181,000 and has derived gross income from sources within foreign countries in the amount of approximately $1,806,000.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Director and Officer Information (unaudited)

Independent Directors:

                                                                                NUMBER OF
                                          TERM OF                               PORTFOLIOS IN
                                          OFFICE AND                            FUND
                             POSITION(S)  LENGTH OF                             COMPLEX
NAME, AGE AND ADDRESS OF     HELD WITH    TIME        PRINCIPAL OCCUPATION(S)   OVERSEEN BY    OTHER DIRECTORSHIPS
DIRECTOR                     REGISTRANT   SERVED*     DURING PAST 5 YEARS       DIRECTOR**     HELD BY DIRECTOR
---------------------------  ----------   ----------  ------------------------  -------------  ---------------------
Michael Bozic (63)           Director     Director    Private Investor;         197            None.
c/o Kramer Levin Naftalis &               since July  Director or Trustee of
Frankel LLP                               2003        the Retail Funds (since
Counsel to the Independent                            April 1994) and the
Directors                                             Institutional Funds
919 Third Avenue                                      (since July 2003);
New York, NY 10022-3902                               formerly Vice Chairman
                                                      of Kmart Corporation
                                                      (December 1998-October
                                                      2000), Chairman and
                                                      Chief Executive Officer
                                                      of Levitz Furniture
                                                      Corporation (November
                                                      1995-November 1998) and
                                                      President and Chief
                                                      Executive Officer of
                                                      Hills Department Stores
                                                      (May 1991-July 1995);
                                                      formerly variously
                                                      Chairman, Chief
                                                      Executive Officer,
                                                      President and Chief
                                                      Operating Officer
                                                      (1987-1991) of the Sears
                                                      Merchandise Group of
                                                      Sears Roebuck & Co.

Edwin J. Garn (72)           Director     Director    Director or Trustee of    197            Director of Franklin
1031 N. Chartwell Court                   since July  the Retail Funds (since                  Covey (time
Salt Lake City, UT 84103                  2003        January 1993) and the                    management systems),
                                                      Institutional Funds                      BMW Bank of North
                                                      (since July 2003);                       America, Inc.
                                                      member of the Utah                       (industrial loan
                                                      Regional Advisory Board                  corporation), United
                                                      of Pacific Corp.;                        Space Alliance (joint
                                                      formerly Managing                        venture between
                                                      Director of Summit                       Lockheed Martin and
                                                      Ventures LLC                             The Boeing Company)
                                                      (2000-2004); United                      and Nuskin Asia
                                                      States Senator (R- Utah)                 Pacific (multilevel
                                                      (1974-1992) and                          marketing); member of
                                                      Chairman, Senate Banking                 the board of various
                                                      Committee (1980-1986),                   civic and charitable
                                                      Mayor of Salt Lake City,                 organizations.
                                                      Utah (1971-1974),
                                                      Astronaut, Space Shuttle
                                                      Discovery (April 12-19,
                                                      1985), and Vice
                                                      Chairman, Huntsman
                                                      Corporation (chemical
                                                      company).

Wayne E. Hedien (70)         Director     Director    Retired; Director or      197            Director of the PMI
c/o Kramer Levin Naftalis &               since July  Trustee of the Retail                    Group Inc. (private
Frankel LLP                               2003        Funds (since September                   mortgage insurance);
Counsel to the                                        1997) and the                            Trustee and Vice
Independent Directors                                 Institutional Funds                      Chairman of The Field
919 Third Avenue                                      (since July 2003);                       Museum of Natural
New York, NY 10022-3902                               formerly associated with                 History; director of
                                                      the Allstate Companies                   various other
                                                      (1966-1994), most                        business and
                                                      recently as Chairman of                  charitable
                                                      The Allstate Corporation                 organizations.
                                                      (March 1993-December
                                                      1994) and Chairman and
                                                      Chief Executive Officer
                                                      of its wholly-owned
                                                      subsidiary, Allstate
                                                      Insurance Company (July
                                                      1989-December 1994).

Dr. Manuel H. Johnson (55)   Director     Director    Senior Partner, Johnson   197            Director of NVR, Inc.
c/o Johnson Smick                         since July  Smick International,                     (home construction);
International, Inc.                       2003        Inc., a consulting firm;                 Director of KFX
2099 Pennsylvania Avenue,                             Chairman of the Audit                    Energy; Director of
NW Suite 950                                          Committee and Director                   RBS Greenwich Capital
Washington, D.C. 20006                                or Trustee of the Retail                 Holdings (financial
                                                      Funds (since July 1991)                  holdings company).
                                                      and the Institutional
                                                      Funds (since July 2003);
                                                      Co-Chairman and a
                                                      founder of the Group of
                                                      Seven Council (G7C), an
                                                      international economic
                                                      commission; formerly
                                                      Vice Chairman of the
                                                      Board of Governors of
                                                      the Federal Reserve
                                                      System and Assistant
                                                      Secretary of the U.S.
                                                      Treasury.

Joseph J. Kearns (62)        Director     Director    President, Kearns &       198            Director of Electro
c/o Kearns & Associates                   since       Associates LLC                           Rent Corporation
LLC                                       August      (investment consulting);                 (equipment leasing),
PMB754                                    1994        Deputy Chairman of the                   The Ford Family
23852 Pacific Coast                                   Audit Committee and                      Foundation and the
Highway                                               Director or Trustee of                   UCLA Foundation.
Malibu, CA 90265                                      the Retail Funds (since
                                                      July 2003) and the
                                                      Institutional Funds
                                                      (since August 1994);
                                                      previously Chairman of
                                                      the Audit Committee of
                                                      the Institutional Funds
                                                      (October 2001- July
                                                      2003); formerly CFO of
                                                      the J. Paul Getty Trust.

Michael Nugent (68)          Director     Director    General Partner of        197            Director of various
c/o Triumph Capital, L.P.                 since July  Triumph Capital, L.P., a                 business
445 Park Avenue, 10th Floor               2001        private investment                       organizations.
New York, NY 10022                                    partnership; Chairman of
                                                      the Insurance Committee
                                                      and Director or Trustee
                                                      of the Retail Funds
                                                      (since July 1991) and
                                                      the Institutional Funds
                                                      (since July 2001);
                                                      formerly Vice President,
                                                      Bankers Trust Company
                                                      and BT Capital
                                                      Corporation (1984-1988).

Fergus Reid (72)             Director     Director    Chairman of Lumelite      198            Trustee and Director
c/o Lumelite Plastics                     since June  Plastics Corporation;                    of certain investment
Corporation                               1992        Chairman of the                          companies in the J.P.
85 Charles Coleman Blvd.                              Governance Committee and                 Morgan Funds complex
Pawling, NY 12564                                     Director or Trustee of                   managed by J.P.
                                                      the Retail Funds (since                  Morgan Investment
                                                      July 2003) and the                       Management Inc.
                                                      Institutional Funds
                                                      (since June 1992).

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Director and Officer Information (cont'd)

Interested Directors:

                                                                                NUMBER OF
                                          TERM OF                               PORTFOLIOS IN
                                          OFFICE AND                            FUND
                             POSITION(S)  LENGTH OF                             COMPLEX
NAME, AGE AND ADDRESS OF     HELD WITH    TIME        PRINCIPAL OCCUPATION(S)   OVERSEEN BY    OTHER DIRECTORSHIPS
DIRECTOR                     REGISTRANT   SERVED*     DURING PAST 5 YEARS       DIRECTOR**     HELD BY DIRECTOR
---------------------------  -----------  ----------  ------------------------  -------------  ---------------------
Charles A. Fiumefreddo (71)  Chairman     Chairman    Chairman and Director or  197            None.
c/o Morgan Stanley Trust     and          of the      Trustee of the Retail
Harborside Financial Center  Director of  Board and   Funds (since July 1991)
Plaza Two 3rd Floor          the Board    Director    and the Institutional
Jersey City, NJ 07311                     since July  Funds (since July 2003);
                                          2003        formerly Chief Executive
                                                      Officer of the Retail
                                                      Funds (until September
                                                      2002).

James F. Higgins (56)        Director     Director    Director or Trustee of    197            Director of AXA
c/o Morgan Stanley Trust                  since July  the Retail Funds (since                  Financial, Inc. and
Harborside Financial Center               2003        June 2000) and the                       The Equitable Life
Plaza Two 2nd Floor                                   Institutional Funds                      Assurance Society of
Jersey City, NJ 07311                                 (since July 2003);                       the United States
                                                      Senior Advisor of Morgan                 (financial services).
                                                      Stanley (since August
                                                      2000); Director of
                                                      Morgan Stanley
                                                      Distributors Inc. and
                                                      Dean Witter Realty Inc.;
                                                      previously President and
                                                      Chief Operating Officer
                                                      of the Private Client
                                                      Group of Morgan Stanley
                                                      (May 1999-August 2000),
                                                      and President and Chief
                                                      Operating Officer of
                                                      Individual Securities of
                                                      Morgan Stanley (February
                                                      1997-May 1999).

* Each Director serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. and any funds that have an investment adviser that is an affiliated entity of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

Additional information about the Fund's Directors can be found in the Fund's Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Fund at 1(800) 281-2715. You may also retrieve this information on-line at the Securities and Exchange Commission's web site at "http://www.sec.gov". To aid you in obtaining this information on-line, the Fund's Central Index Key (CIK) number is 1011378 and the SAI is found within form type 485BPOS.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Director and Officer Information (cont'd)

Officers:

                                            POSITION(S)  TERM OF OFFICE
                                            HELD WITH    AND LENGTH OF
NAME, AGE AND ADDRESS OF EXECUTIVE OFFICER  REGISTRANT   TIME SERVED*     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------  -----------  ---------------  -----------------------------------------------
Mitchell M. Merin (51)                      President    President since  President and Chief Operating Officer of Morgan
Morgan Stanley Investment Management Inc.                July 2003        Stanley Investment Management Inc.; President,
1221 Avenue of the Americas 33rd Floor                                    Director and Chief Executive Officer of Morgan
New York, NY 10020                                                        Stanley Investment Advisors Inc. and Morgan
                                                                          Stanley Services Company Inc.; Chairman and
                                                                          Director of Morgan Stanley Distributors Inc.;
                                                                          Chairman and Director of Morgan Stanley Trust;
                                                                          Director of various Morgan Stanley
                                                                          subsidiaries; President of the Institutional
                                                                          Funds (since July 2003) and President of the
                                                                          Retail Funds (since May 1999); Director (since
                                                                          July 2003) and President (since December 2002)
                                                                          of the Van Kampen Closed-End Funds; Trustee
                                                                          (since May 1999) and President (since October
                                                                          2002) of the Van Kampen Open-End Funds.

Ronald E. Robison (65)                      Executive    Executive Vice   Principal Executive Officer of Funds in the
Morgan Stanley Investment Management Inc.   Vice         President and    Fund complex since May 2003; Managing Director
1221 Avenue of the Americas 34th Floor      President    Principal        of Morgan Stanley & Co. Incorporated, Managing
New York, NY 10020                          and          Executive        Director of Morgan Stanley; Managing Director,
                                            Principal    Officer since    Chief Administrative Officer and Director of
                                            Executive    July 2003        Morgan Stanley Investment Advisors Inc. and
                                            Officer                       Morgan Stanley Services Company Inc.; Chief
                                                                          Executive Officer and Director of Morgan
                                                                          Stanley Trust; Managing Director and Director
                                                                          of Morgan Stanley Distributors Inc.; Executive
                                                                          Vice President and Principal Executive Officer
                                                                          of the Retail Funds (since April 2003) and the
                                                                          Institutional Funds (since July 2003);
                                                                          previously President and Director of the Retail
                                                                          Funds (March 2001 - July 2003) and Chief Global
                                                                          Operations Officer and Managing Director of
                                                                          Morgan Stanley Investment Management Inc.

Joseph J. McAlinden (61)                    Vice         Vice President   Managing Director and Chief Investment Officer
Morgan Stanley Investment Management Inc.   President    since July       of Morgan Stanley Investment Advisors Inc. and
1221 Avenue of the Americas 33rd Floor                   2003             Morgan Stanley Investment Management Inc.;
New York, NY 10020                                                        Director of Morgan Stanley Trust; Chief
                                                                          Investment Officer of the Van Kampen Funds;
                                                                          Vice President of the Institutional Funds
                                                                          (since July 2003) and the Retail Funds (since
                                                                          July 1995).

Barry Fink (49)                             Vice         Vice President   General Counsel (since May 2000) and Managing
Morgan Stanley Investment Management Inc.   President    since July       Director (since December 2000) of Morgan
1221 Avenue of the Americas 22nd Floor                   2003             Stanley Investment Management; Managing
New York, NY 10020                                                        Director (since December 2000), Secretary
                                                                          (since February 1997) and Director (since July
                                                                          1998) of Morgan Stanley Investment Advisors
                                                                          Inc. and Morgan Stanley Services Company Inc.;
                                                                          Vice President of the Retail Funds; Assistant
                                                                          Secretary of Morgan Stanley DW Inc.; Vice
                                                                          President of the Institutional Funds (since
                                                                          July 2003); Managing Director, Secretary and
                                                                          Director of Morgan Stanley Distributors Inc.;
                                                                          previously Secretary of the Retail Funds and
                                                                          General Counsel (February 1997- April 2004) of
                                                                          the Retail Funds Vice President and Assistant
                                                                          General Counsel of Morgan Stanley Investment
                                                                          Advisors Inc. and Morgan Stanley Services
                                                                          Company Inc. (February 1997- December 2001).

Amy R. Doberman (42)                        Vice         Vice President   Managing Director and General Counsel, U.S.
Morgan Stanley Investment Management Inc.   President    since July       Investment Management; Managing Director of the
1221 Avenue of the Americas 22nd Floor                   2004             Investment Manager and Morgan Stanley
New York, NY 10020                                                        Investment Advisor Inc.; Vice President of the
                                                                          Institutional and Retail Funds (since July
                                                                          2004); Vice President of the Van Kampen Funds
                                                                          (since August 2004) previously, Managing
                                                                          Director and General Counsel - Americas, UBS
                                                                          Global Asset Management (July 2000-July 2004)
                                                                          and General Counsel, Aeltus Investment
                                                                          Management, Inc. (January 1997-July 2000).

Carsten Otto (41)                           Chief        Chief            Executive Director and U.S. Director of
Morgan Stanley Investment Management Inc.   Compliance   Compliance       Compliance for Morgan Stanley Investment
1221 Avenue of the Americas 22nd Floor      Officer      Officer since    Management (since October 2004); Executive
New York, NY 10020                                       2004             Director of Morgan Stanley Investment Advisors
                                                                          Inc. and Morgan Stanley Investment Management
                                                                          Inc.; formerly Assistant Secretary and
                                                                          Assistant General Counsel of the Morgan Stanley
                                                                          Retail Funds.

Stefanie V. Chang (38)                      Vice         Vice President   Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.   President    since            Incorporated, Morgan Stanley Investment
1221 Avenue of the Americas 22nd Floor                   December         Management Inc. and Morgan Stanley Investment
New York, NY 10020                                       1997             Advisors Inc.; Vice President of the
                                                                          Institutional Funds and the Retail Funds;
                                                                          formerly practiced law with the New York law
                                                                          firm of Rogers & Wells (now Clifford Chance US
                                                                          LLP).

James W. Garrett (35)                       Treasurer    Treasurer since  Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.   and Chief    February 2002    Incorporated, Morgan Stanley Investment
1221 Avenue of the Americas 34th Floor      Financial    CFO since July   Management Inc.; Treasurer and Chief Financial
New York, NY 10020                          Officer      2003             Officer of the Institutional Funds; Previously
                                                                          with PriceWaterhouse LLP (now
                                                                          PriceWaterhouseCoopers LLP).

Michael J. Leary (38)                       Assistant    Assistant        Assistant Director and Vice President of Fund
J.P. Morgan Investor Services Co.           Treasurer    Treasurer since  Administration, JPMorgan Investor Services Co.
73 Tremont Street                                        March 2003       (formerly Chase Global Funds Services Company);
Boston, MA 02108                                                          formerly Audit Manager at Ernst & Young LLP.

Mary E. Mullin (37)                         Secretary    Secretary        Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.                since June       Incorporated, Morgan Stanley Investment
1221 Avenue of the Americas 22nd Floor                   1999             Management Inc. and Morgan Stanley Investment
New York, NY 10020                                                        Advisors Inc.; Secretary of the Institutional
                                                                          Funds and the Retail Funds (since July 2003);
                                                                          formerly practiced law with the New York law
                                                                          firms of McDermott, Will & Emery and Skadden,
                                                                          Arps, Slate, Meagher & Flom LLP.

----------
* This is the date the Officer began serving the Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN
JPMorgan Chase Bank
270 Park Avenue
New York, New York 10017

LEGAL COUNSEL
Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

The Investment Adviser, Morgan Stanley Investment Management Inc. doing business in certain instances as Miller Anderson, Van Kampen or Morgan Stanley Asset Management.

REPORTING TO SHAREHOLDERS

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-281-2715 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by the prospectus of The Universal Institutional Funds, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im.

[MORGAN STANLEY LOGO]

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

ANNUAL REPORT - DECEMBER 31, 2004

INTERNATIONAL MAGNUM PORTFOLIO

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Investment Overview

INTERNATIONAL MAGNUM PORTFOLIO

The International Magnum Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers domiciled in Europe, Australasia and the Far East (EAFE) countries. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less liquidity and the potential for market volatility and political instability.

PERFORMANCE

For the year ended December 31, 2004, the Portfolio had a total return 17.39%, net of fees, compared to 20.25% for the Morgan Stanley Capital International
(MSCI) EAFE Index (the "Index").

FACTORS AFFECTING PERFORMANCE

- The first half of 2004 saw a continuation of economic growth, albeit at a more moderate pace. Global equity markets advanced, reflecting investors' belief that growth in corporate profits was sustainable.

- As we entered the second half of the year, soaring oil prices and heightened geopolitical fears weighed heavily on world equity markets. A dip in the U.S. leading economic indicators, an abrupt slowdown in Japan's GDP growth, and tepid domestic activity in Europe pointed to a softening of the global economic expansion. After a correction in July and August, markets began to reverse course in September and completed the year on a high note reflecting improved sentiment and a return of confidence in growth. For the year, non-U.S. markets significantly outperformed the U.S. markets based on a combination of better valuations and a stronger local currency.

- From a regional allocation perspective, the Portfolio did not benefit from its underweight to Europe and Asia ex-Japan and overweight to Japan. Europe ended the year with a positive return in U.S. Dollar terms (+12.2% in local terms) on the back of strong performance from the Financial sector, particularly the banks.

- Asia ex-Japan was the best performing region during the year, driven largely by the performance of Australia. Japan, while showing strong absolute performance in U.S. Dollar terms, was the worst performing region, underperforming the MSCI EAFE Index for the year.

- The largest detractor from performance came from within Europe. Security selection within European Financials, Consumer Discretionary, Energy and Industrials coupled with the Portfolio's underweight to the European Utility and Energy sectors detracted from results. Also causing a significant drag on performance was the Portfolio's underweight to Financials and Information Technology (Japan) and security selection within Industrials (Asia ex-Japan).

- Offsetting the negatives was the Portfolio's security selection within European Telecom, Materials and Consumer Staples. Also helping the Portfolio's absolute returns was security selection within Asia ex-Japan Financials and Japanese Materials, Health Care and Consumer Staples.

MANAGEMENT STRATEGIES

- The Portfolio has maintained an overweight position to Japan and an underweight position to Europe and Asia ex-Japan during the year. Within Europe, the Portfolio is overweight to the Euro Zone region and an underweight to the UK. We believe the Euro Zone is likely to benefit from good global growth, better relative value and an improved earnings forecast. By contrast, the United Kingdom has become cyclically divergent from both the U.S. and continental Europe, at least in the short term. In our opinion, interest rates are very likely to have peaked, which puts the UK in a very different position relative to its major trading partners. Within the Pacific Rim we continue to be overweight to Japan, Hong Kong and Singapore and underweight to Australia and New Zealand.

- From a sector allocation perspective, we continue to see better relative value within the cyclical sectors including Industrials (Europe & Japan), Information Technology (Japan) and Consumer Discretionary (Pacific Rim). We are underweight to Financials (Europe & Japan), Utilities (all regions), and Energy (all regions).

- Going forward in 2005, we anticipate global economic growth to decelerate. In our opinion, the impact of higher oil prices, the fading effect of fiscal stimulus, reduced pace of corporate profit gains and rising interest rates may cause growth to slow to historical trends. We believe the U.S. market is highly vulnerable to future disappointing earnings. In addition, the potential of inflation exceeding expectations could lead the Fed to alter course and raise interest rates at a more aggressive rather than "measured" pace. We are concerned about rapidly rising interest rates because the U.S. economy is more highly leveraged today than during past tightening cycles, especially for households.

January 2005

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Investment Overview (cont'd)

INTERNATIONAL MAGNUM PORTFOLIO

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE INDEX(1)

                                TOTAL RETURNS(2)
                         -----------------------------
                                     AVERAGE ANNUAL
                                 ---------------------
                          ONE     FIVE           SINCE
                         YEAR    YEARS    INCEPTION(4)
------------------------------------------------------
Portfolio - Class I(3)   17.39%  (2.54)%          3.21%
MSCI EAFE Index          20.25   (1.13)           5.02

(1) The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 21 developed market country indices:
     Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on January 2, 1997.
(4) For comparative purposes, average annual since inception returns listed for the index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the index.

[CHART]

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT SINCE INCEPTION

                  INTERNATIONAL MAGNUM
                             PORTFOLIO     MSCI EAFE INDEX
                 ---------------------     ---------------
1/2/97*                    $    10,000         $    10,000
12/31/1997                      10,731              10,280
12/31/1998                      11,694              12,336
12/31/1999                      14,639              15,662
12/31/2000                      12,817              13,443
12/31/2001                      10,344              10,560
12/31/2002                       8,604               8,876
12/31/2003                      10,963              12,301
12/31/2004                      12,869              14,792

*    Commenced operations on January 2, 1997.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. PERFORMANCE ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT morganstanley.com/im. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES. PERFORMANCE SHOWN DOES NOT REFLECT FEES AND EXPENSES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD BE LOWER.

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Investment Overview (cont'd)

INTERNATIONAL MAGNUM PORTFOLIO

                                                                    EXPENSES PAID
                                                 ENDING ACCOUNT    DURING PERIOD*
                                 BEGINNING                VALUE   JULY 1, 2004 --
                             ACCOUNT VALUE         DECEMBER 31,      DECEMBER 31,
                              JULY 1, 2004                 2004              2004
---------------------------------------------------------------------------------
Actual                        $  1,000.00          $  1,126.10        $  6.15
Hypothetical (5% average
annual return before
expenses)                        1,000.00             1,019.36           5.84

* Expenses are equal to the Portfolio's annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

GRAPHIC PRESENTATION OF PORTFOLIO HOLDINGS

The following graph depicts the Portfolio's holdings by industry as a percentage of total investments.

[CHART]

Short-Term Investment                                                11.7%
Commercial Banks                                                      9.8%
Pharmaceuticals                                                       7.8%
Diversified Telecommunication Services                                6.4%
Oil & Gas                                                             6.2%
Insurance                                                             5.4%
Chemicals                                                             4.3%
Food Products                                                         3.5%
Other*                                                               44.9%

* Industries which do not appear in the top 10 industries, as well as those which represent less than 3% of total investments, if applicable, are included in the category labeled "Other".

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Portfolio of Investments

INTERNATIONAL MAGNUM PORTFOLIO

                                                                                                  VALUE
                                                                           SHARES                 (000)
-------------------------------------------------------------------------------------------------------
COMMON STOCKS (86.0%)
AUSTRALIA (2.4%)
  AMP Ltd.                                                                 94,500    $              537
  Australia & New Zealand Banking Group Ltd.                               12,290                   198
  BHP Billiton Ltd.                                                        47,243                   567
  Coles Myer Ltd.                                                          13,650                   105
  Gunns Ltd.                                                               64,800                   240
  National Australia Bank Ltd.                                              9,880                   223
  Newcrest Mining Ltd.                                                     16,600                   227
  Qantas Airways Ltd.                                                      34,400                   100
  QBE Insurance Group Ltd.                                                 19,200                   230
  Rio Tinto Ltd.                                                           16,350                   500
  Westpac Banking Corp.                                                    17,200                   262
-------------------------------------------------------------------------------------------------------
                                                                                                  3,189
=======================================================================================================
AUSTRIA (0.5%)
  Telekom Austria AG                                                       34,668                   656
-------------------------------------------------------------------------------------------------------
BELGIUM (1.0%)
  AGFA-Gevaert N.V.                                                        16,949                   574
  Fortis                                                                 (a)8,355                   231
  Solvay S.A., Class A                                                      4,970                   546
-------------------------------------------------------------------------------------------------------
                                                                                                  1,351
=======================================================================================================
DENMARK (0.6%)
  Carlsberg A/S, Class B                                                    9,231                   466
  Novo-Nordisk A/S, Class B                                                 6,609                   361
-------------------------------------------------------------------------------------------------------
                                                                                                    827
=======================================================================================================
FINLAND (1.0%)
  Nokia Oyj                                                                16,934                   267
  Pohjola Group plc, Class D                                               11,309                   130
  Sampo Oyj, Class A                                                       74,067                 1,021
-------------------------------------------------------------------------------------------------------
                                                                                                  1,418
=======================================================================================================
FRANCE (9.5%)
  Atos Origin S.A.                                                       (a)7,308                   495
  AXA                                                                      38,983                   961
  BNP Paribas S.A.                                                         25,178                 1,820
  Business Objects S.A.                                                  (a)7,777                   196
  Cap Gemini S.A.                                                        (a)7,136                   228
  Carrefour S.A.                                                            8,217                   391
  France Telecom S.A.                                                      74,323                 2,456
  Groupe Danone                                                             2,637                   243
  M6-Metropole Television                                                   9,313                   264
  Neopost S.A.                                                              4,333                   336
  Sanofi-Aventis                                                           11,511                   918
  Schneider Electric S.A.                                                  18,111                 1,258
  Societe Generale                                                          5,940                   600
  Total S.A.                                                               10,040                 2,189
  Vinci S.A.                                                                3,622                   486
-------------------------------------------------------------------------------------------------------
                                                                                                 12,841
=======================================================================================================
GERMANY (5.9%)
  Allianz AG (Registered)                                                   9,479                 1,255
  Bayerische Motoren Werke AG                                              25,610                 1,153
  Deutsche Bank AG (Registered)                                             3,609                   320
  Deutsche Boerse AG                                                        4,207                   253
  Deutsche Telekom AG                                                   (a)75,875                 1,714
  Fresenius Medical Care AG                                                 4,211                   338
  Linde AG                                                                  4,017    $              251
  Muenchener Rueckversicherungs AG
    (Registered)                                                            4,343                   533
  Siemens AG (Registered)                                                  21,262                 1,799
  Volkswagen AG                                                             7,736                   350
-------------------------------------------------------------------------------------------------------
                                                                                                  7,966
=======================================================================================================
HONG KONG (2.7%)
  Cheung Kong Holdings Ltd.                                                15,000                   149
  Esprit Holdings Ltd.                                                     78,000                   472
  Great Eagle Holdings Ltd.                                               243,000                   628
  Henderson Land Development Co., Ltd.                                    134,000                   696
  Hutchison Whampoa Ltd.                                                   16,000                   150
  Hysan Development Co., Ltd.                                             170,000                   358
  Kerry Properties Ltd.                                                   108,000                   231
  Li & Fung Ltd.                                                          124,400                   210
  New World Development Ltd.                                              517,000                   579
  Sun Hung Kai Properties Ltd.                                              9,000                    90
  Techtronic Industries Co.                                                52,000                   113
-------------------------------------------------------------------------------------------------------
                                                                                                  3,676
=======================================================================================================
IRELAND (0.6%)
  Bank of Ireland                                                          31,033                   516
  Kerry Group plc, Class A                                                 11,257                   269
-------------------------------------------------------------------------------------------------------
                                                                                                    785
=======================================================================================================
ITALY (3.6%)
  ENI S.p.A.                                                               42,726                 1,068
  Sanpaolo IMI S.p.A.                                                      44,278                   637
  Telecom Italia S.p.A.                                                   121,995                   498
  Telecom Italia S.p.A. RNC                                               279,268                   905
  TIM S.p.A.                                                               87,866                   656
  UniCredito Italiano S.p.A.                                              179,223                 1,028
-------------------------------------------------------------------------------------------------------
                                                                                                  4,792
=======================================================================================================
JAPAN (19.2%)
  Amada Co., Ltd.                                                          46,000                   254
  Canon, Inc.                                                              15,000                   810
  Casio Computer Co., Ltd.                                                 35,000                   540
  Dai Nippon Printing Co., Ltd.                                            23,000                   369
  Daicel Chemical Industries Ltd.                                          75,000                   425
  Daifuku Co., Ltd.                                                        50,000                   324
  Daikin Industries Ltd.                                                   21,000                   607
  Denki Kagaku Kogyo KK                                                   100,000                   333
  East Japan Railway Co.                                                       85                   473
  FamilyMart Co., Ltd.                                                     16,600                   484
  Fuji Machine Manufacturing Co., Ltd.                                     11,400                   112
  Fuji Photo Film Co., Ltd.                                                16,000                   584
  Fujitec Co., Ltd.                                                        17,000                    89
  Fujitsu Ltd.                                                            100,000                   651
  Furukawa Electric Co., Ltd.                                           (a)65,000                   360
  Hitachi Capital Corp.                                                    21,600                   446
  Hitachi High-Technologies Corp.                                           7,000                    99
  Hitachi Ltd.                                                             90,000                   624
  House Foods Corp.                                                        15,000                   217
  Kaneka Corp.                                                             52,000                   589
  Kurita Water Industries Ltd.                                             26,000                   374
  Kyocera Corp.                                                             5,800                   447

    The accompanying notes are an integral part of the financial statements.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Portfolio of Investments (cont'd)

INTERNATIONAL MAGNUM PORTFOLIO

                                                                                                  VALUE
                                                                           SHARES                 (000)
-------------------------------------------------------------------------------------------------------
JAPAN (CONT'D)
  Kyudenko Corp.                                                           16,000    $               85
  Lintec Corp.                                                             14,000                   212
  Matsushita Electric Industrial Co., Ltd.                                 49,000                   778
  Minebea Co., Ltd.                                                        57,000                   249
  Mitsubishi Chemical Corp.                                               127,000                   387
  Mitsubishi Corp.                                                         47,000                   608
  Mitsubishi Estate Co., Ltd.                                              30,000                   351
  Mitsubishi Heavy Industries Ltd.                                        150,000                   426
  Mitsubishi Logistics Corp.                                               15,000                   148
  Mitsumi Electric Co., Ltd.                                               21,200                   243
  Nagase & Co., Ltd.                                                       23,000                   198
  NEC Corp.                                                                77,000                   479
  Nifco, Inc.                                                              21,000                   352
  Nintendo Co., Ltd.                                                        5,500                   691
  Nippon Meat Packers, Inc.                                                21,000                   285
  Nippon Telegraph & Telephone Corp.                                           85                   382
  Nissan Motor Co., Ltd.                                                   60,000                   653
  Nissha Printing Co., Ltd.                                                 9,000                   125
  Nisshinbo Industries, Inc.                                               30,000                   225
  Obayashi Corp.                                                           63,000                   397
  Ono Pharmaceutical Co., Ltd.                                             11,000                   618
  Ricoh Co., Ltd.                                                          34,000                   656
  Rinnai Corp.                                                              7,800                   209
  Rohm Co., Ltd.                                                            2,700                   279
  Ryosan Co., Ltd.                                                         12,800                   296
  Sangetsu Co., Ltd.                                                        3,000                    73
  Sanki Engineering Co., Ltd.                                               6,000                    44
  Sankyo Co., Ltd.                                                         24,000                   542
  Sanwa Shutter Corp.                                                      43,000                   241
  Sekisui Chemical Co., Ltd.                                               60,000                   439
  Sekisui House Ltd.                                                       36,000                   420
  Shin-Etsu Polymer Co., Ltd.                                              30,000                   216
  Sony Corp.                                                               13,300                   514
  Suzuki Motor Corp.                                                       26,000                   475
  TDK Corp.                                                                 6,600                   489
  Teijin Ltd.                                                              35,000                   152
  Toho Co., Ltd.                                                            8,200                   130
  Tokyo Electric Power Co., Inc.                                           17,000                   417
  Toshiba Corp.                                                           150,000                   644
  Toyo INK MFG Co., Ltd.                                                   32,000                   128
  Toyota Motor Corp.                                                       18,700                   761
  Tsubakimoto Chain Co.                                                    70,000                   270
  Yamaha Corp.                                                             26,000                   397
  Yamaha Motor Co., Ltd.                                                   20,000                   300
  Yamanouchi Pharmaceutical Co., Ltd.                                      16,000                   623
-------------------------------------------------------------------------------------------------------
                                                                                                 25,818
=======================================================================================================
NETHERLANDS (7.0%)
  ASML Holding N.V.                                                     (a)38,884                   623
  ING Groep N.V. CVA                                                       23,094                   697
  Koninklijke Ahold N.V.                                                (a)86,179                   666
  Royal Dutch Petroleum Co.                                                34,579                 1,986
  Royal Numico N.V.                                                     (a)18,659                   671
  TPG N.V.                                                                 37,251                 1,010
  Unilever N.V. CVA                                                        22,022                 1,474
  VNU N.V.                                                                 19,608                   578
  Wolters Kluwer N.V. CVA                                                  83,282    $            1,669
-------------------------------------------------------------------------------------------------------
                                                                                                  9,374
=======================================================================================================
POLAND (0.3%)
  Telekomunikacja Polska S.A.                                              52,882                   348
-------------------------------------------------------------------------------------------------------
SINGAPORE (1.3%)
  CapitaCommercial Trust REIT                                           (a)53,200                    41
  CapitaLand Ltd.                                                         266,000                   347
  City Developments Ltd.                                                   70,000                   305
  Oversea-Chinese Banking Corp.                                            29,000                   240
  SembCorp Industries Ltd.                                                142,000                   141
  Singapore Airlines Ltd.                                                  62,000                   433
  Venture Corp., Ltd.                                                      24,000                   234
-------------------------------------------------------------------------------------------------------
                                                                                                  1,741
=======================================================================================================
SPAIN (2.9%)
  Altadis S.A.                                                             30,476                 1,393
  Banco Bilbao Vizcaya Argentaria S.A.                                     35,409                   627
  Banco Santander Central Hispano S.A.                                     39,518                   489
  Telefonica S.A.                                                          76,546                 1,439
-------------------------------------------------------------------------------------------------------
                                                                                                  3,948
=======================================================================================================
SWEDEN (1.1%)
  Nordea Bank AB                                                           28,951                   292
  Sandvik AB                                                               12,769                   514
  SKF AB, Class B                                                          15,855                   706
-------------------------------------------------------------------------------------------------------
                                                                                                  1,512
=======================================================================================================
SWITZERLAND (6.3%)
  Ciba Speciality Chemicals AG (Registered)                              (a)6,690                   507
  Nestle S.A. (Registered)                                                  3,180                   830
  Novartis AG (Registered)                                                 65,929                 3,314
  Schindler Holding AG (Registered)                                           914                   381
  STMicroelectronics N.V.                                                  14,340                   279
  Swiss Reinsurance (Registered)                                           10,433                   742
  UBS AG (Registered)                                                      26,997                 2,258
  Zurich Financial Services AG                                           (a)1,427                   237
-------------------------------------------------------------------------------------------------------
                                                                                                  8,548
=======================================================================================================
UNITED KINGDOM (20.1%)
  Allied Domecq plc                                                        50,194                   494
  Amvescap plc                                                             64,824                   399
  AstraZeneca plc                                                          25,638                   929
  Barclays plc                                                             86,366                   971
  BOC Group plc                                                            58,169                 1,109
  BP plc                                                                  101,424                   988
  British American Tobacco plc                                             14,404                   248
  British Sky Broadcasting plc                                             74,896                   808
  Bunzl plc                                                                27,863                   232
  Cadbury Schweppes plc                                                    29,846                   278
  Carnival plc                                                              6,486                   395
  Diageo plc                                                               20,554                   293
  DX Services plc                                                       (a)21,336                   150
  GlaxoSmithKline plc                                                     125,803                 2,949
  Hays plc                                                                236,885                   565
  HSBC Holdings plc                                                       113,641                 1,916
  Imperial Chemical Industries plc                                         84,560                   391
  International Power plc                                               (a)89,282                   265
  Lloyds TSB Group plc                                                     56,006                   508
  Man Group plc                                                             8,192                   231

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Portfolio of Investments (cont'd)

INTERNATIONAL MAGNUM PORTFOLIO

                                                                                                  VALUE
                                                                           SHARES                 (000)
-------------------------------------------------------------------------------------------------------
UNITED KINGDOM (CONT'D)
  National Grid Transco plc                                                24,879    $              237
  Prudential plc                                                          165,795                 1,441
  Reed Elsevier plc                                                        44,328                   409
  Rentokil Initial plc                                                     77,928                   221
  Rexam plc                                                                51,950                   458
  Rolls-Royce Group plc                                                 (a)65,376                   310
  Rolls-Royce Group plc, Class B                                        2,052,594                     4
  Royal Bank of Scotland Group plc                                         69,665                 2,341
  Scottish & Southern Energy plc                                           17,673                   296
  Shell Transport & Trading Co. plc (Registered)                          218,398                 1,860
  Smith & Nephew plc                                                       40,115                   410
  Smiths Group plc                                                         54,554                   860
  Stagecoach Group plc                                                    104,945                   229
  Standard Chartered plc                                                    8,242                   153
  Tesco plc                                                                59,258                   366
  Unilever plc                                                             26,891                   264
  Vedanta Resources Ltd.                                                   46,923                   355
  Vodafone Group plc                                                    1,002,751                 2,717
-------------------------------------------------------------------------------------------------------
                                                                                                 27,050
=======================================================================================================
   TOTAL COMMON STOCKS (COST $93,071)                                                           115,840
=======================================================================================================

                                                                             FACE
                                                                           AMOUNT
                                                                            (000)
-------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (11.4%)
REPURCHASE AGREEMENT (11.4%)
  J.P. Morgan Securities, Inc., 2.00%,
    dated 12/31/04, due 1/3/05,
    repurchase price $15,385
    (COST $15,382)                                                 $    (b)15,382                15,382
-------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (97.4%) (COST $108,453)                                                       131,222
=======================================================================================================
OTHER ASSETS IN EXCESS OF LIABILITIES (2.6%)                                                      3,452
=======================================================================================================
NET ASSETS (100%)                                                                    $          134,674
=======================================================================================================

(a)  Non-income producing security
(b) Represents the Portfolio's undivided interest in a joint repurchase agreement which has a total value of $1,018,656,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this portfolio of investments as follows: Federal Farm Credit Bank, 0.00% to 6.75%, due 2/28/05 to 8/15/13; Federal Home Loan Bank, 1.10%
     to 6.875%, due 4/15/05 to 10/28/24; Federal Home Loan Mortgage Corp., 2.00% to 6.51%, due 6/15/15 to 3/15/19; Federal National Mortgage Association, 1.75% to 8.20%, due 2/24/05 to 5/24/19; and Financial Assist Corp., 8.80%,
     due 6/10/05. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.
CVA  Certificaten Van Aandelen
REIT Real Estate Investment Trust
RNC  Non-Convertible Savings Shares

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

  The Portfolio had the following foreign currency exchange contract(s) open at period end:

                                                                        NET
      CURRENCY                               IN                     UNREALIZED
         TO                               EXCHANGE                 APPRECIATION
       DELIVER     VALUE   SETTLEMENT        FOR          VALUE   (DEPRECIATION)
        (000)      (000)      DATE          (000)         (000)        (000)
--------------------------------------------------------------------------------
EUR      3,130   $  4,249   3/16/05    US$      4,166   $  4,166   $    (83)
EUR      3,208      4,354   3/16/05    US$      4,268      4,268        (86)
GBP      2,055      3,925   3/16/05    US$      3,930      3,930          5
GBP      2,329      4,447   3/16/05    US$      4,457      4,457         10
GBP      1,990      3,800   3/16/05    US$      3,811      3,811         11
HKD         20          3   1/3/05     US$          3          3        @--
HKD         20          3   1/4/05     US$          3          3        @--
JPY    372,567      3,656   3/16/05    US$      3,562      3,562        (94)
US$      3,123      3,123   3/16/05    AUD      4,137      3,219         96
US$      2,765      2,765   3/16/05    EUR      2,077      2,820         55
US$     10,518     10,518   3/16/05    EUR      7,903     10,728        210
US$     12,852     12,582   3/16/05    GBP      6,576     12,560        (22)
US$      6,047      6,047   3/16/05    GBP      3,159      6,033        (14)
US$        243        243   3/16/05    JPY     25,412        249          6
US$        769        769   3/16/05    JPY     80,312        788         19
US$      1,469      1,469   3/16/05    JPY    153,181      1,503         34
US$      4,456      4,456   3/16/05    JPY    465,554      4,568        112
                 --------                               --------   --------
                 $ 66,409                               $ 66,668   $    259
                 ========                               ========   ========

AUD -- Australian Dollar
EUR -- Euro
GBP -- British Pound
HKD -- Hong Kong Dollar
JPY -- Japanese Yen
@ -- Value is less than $500.

FUTURES CONTRACTS:

  The Portfolio had the following futures contract(s) open at period end:

                                                                           NET
                                                                        UNREALIZED
                             NUMBER                                     APPRECIATION
                               OF             VALUE    EXPIRATION     (DEPRECIATION)
                           CONTRACTS          (000)       DATE            (000)
------------------------------------------------------------------------------------
LONG:
Hang Seng Index
 (Hong Kong)                       7       $    640        Jan-05           $      1

DJ Euro Stoxx 50
 (Germany)                       141          5,639        Mar-05                 19

FTSE 100 Index
 (United Kingdom)                 49          4,510        Mar-05                 45

SPI 200 Index
 (Australia)                      13          1,031        Mar-05                 22

TOPIX Index
 (Japan)                          50          5,601        Mar-05                258
                                                                            --------
                                                                            $    345
                                                                            ========

    The accompanying notes are an integral part of the financial statements.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

INTERNATIONAL MAGNUM PORTFOLIO

Statement of Assets and Liabilities

                                                                                                   DECEMBER 31, 2004
                                                                                                               (000)
--------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at Value (Cost $108,453) -- Including Repurchase Agreement of $15,382              $          131,222
  Due from Broker                                                                                              3,203
  Unrealized Appreciation on Foreign Currency Exchange Contracts                                                 558
  Receivable for Portfolio Shares Sold                                                                           275
  Dividends Receivable                                                                                           112
  Foreign Withholding Tax Reclaim Receivable                                                                     107
  Foreign Currency (Cost $49)                                                                                     48
  Receivable for Investments Sold                                                                                  5
  Interest Receivable                                                                                              1
  Other Assets                                                                                                     4
--------------------------------------------------------------------------------------------------------------------
    Total Assets                                                                                             135,535
--------------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Unrealized Depreciation on Foreign Currency Exchange Contracts                                                (299)
  Payable for Portfolio Shares Redeemed                                                                         (238)
  Investment Advisory Fees Payable                                                                              (230)
  Administration Fees Payable                                                                                    (30)
  Custodian Fees Payable                                                                                         (18)
  Directors' Fees and Expenses Payable                                                                            (2)
  Other Liabilities                                                                                              (44)
--------------------------------------------------------------------------------------------------------------------
    Total Liabilities                                                                                           (861)
--------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                        $          134,674
--------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
  Paid-in Capital                                                                                 $          112,809
  Undistributed Net Investment Income (Accumulated Net Investment Loss)                                        1,514
  Accumulated Net Realized Gain (Loss)                                                                        (3,042)
  Unrealized Appreciation (Depreciation) on:
    Investments                                                                                               22,769
    Futures Contracts                                                                                            345
    Foreign Currency Exchange Contracts and Translations                                                         279
--------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                        $          134,674
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE Applicable to
    11,932,698 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)                $            11.29
====================================================================================================================

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

INTERNATIONAL MAGNUM PORTFOLIO

Statement of Operations

                                                                                                         YEAR ENDED
                                                                                                  DECEMBER 31, 2004
                                                                                                              (000)
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (Net of $258 Foreign Taxes Withheld)                                                  $           2,240
  Interest                                                                                                      164
-------------------------------------------------------------------------------------------------------------------
    Total Investment Income                                                                                   2,404
-------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees (Note B)                                                                             911
  Administration Fees (Note C)                                                                                  295
  Custodian Fees (Note D)                                                                                       129
  Shareholder Reporting Fees                                                                                     45
  Professional Fees                                                                                              34
  Directors' Fees and Expenses                                                                                    2
  Other                                                                                                          13
-------------------------------------------------------------------------------------------------------------------
    Total Expenses                                                                                            1,429
-------------------------------------------------------------------------------------------------------------------
  Investment Advisory Fees Waived (Note B)                                                                     (116)
-------------------------------------------------------------------------------------------------------------------
    Net Expenses                                                                                              1,313
-------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                                                  1,091
-------------------------------------------------------------------------------------------------------------------
REALIZED GAIN (LOSS) ON:
  Investments Sold                                                                                            6,808
  Foreign Currency Transactions                                                                                 892
  Futures Contracts                                                                                             885
-------------------------------------------------------------------------------------------------------------------
    Net Realized Gain (Loss)                                                                                  8,585
-------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
  Investments                                                                                                 9,624
  Foreign Currency Exchange Contracts and Translations                                                         (216)
  Futures Contracts                                                                                              59
-------------------------------------------------------------------------------------------------------------------
    Net Change in Unrealized Appreciation (Depreciation)                                                      9,467
-------------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                              18,052
-------------------------------------------------------------------------------------------------------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                               $          19,143
===================================================================================================================

Statement of Changes in Net Assets

                                                                                                 YEAR ENDED            YEAR ENDED
                                                                                          DECEMBER 31, 2004     DECEMBER 31, 2003
                                                                                                      (000)                 (000)
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                                          $             1,091   $               799
  Net Realized Gain (Loss)                                                                            8,585                 3,285
  Net Change in Unrealized Appreciation (Depreciation)                                                9,467                23,013
---------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Operations                                  19,143                27,097
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                                              (3,231)                 (143)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  Subscriptions                                                                                      58,077               410,063
  Distributions Reinvested                                                                            3,231                   143
  Redemptions                                                                                       (50,807)             (398,573)
---------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions                  10,501                11,633
---------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                                            26,413                38,587
NET ASSETS:
  Beginning of Period                                                                               108,261                69,674
---------------------------------------------------------------------------------------------------------------------------------
  End of Period (Including Undistributed (Distributions in Excess
    of) Net Investment Income of $1,514 and $2,762, Respectively)                       $           134,674   $           108,261
=================================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    Shares Subscribed                                                                                 5,678                51,751
    Shares Issued on Distributions Reinvested                                                           323                    17
    Shares Redeemed                                                                                  (5,003)              (49,783)
---------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Capital Shares Outstanding                                               998                 1,985
=================================================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Financial Highlights

INTERNATIONAL MAGNUM PORTFOLIO

                                                           YEAR ENDED DECEMBER 31,
                                           ---------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS            2004       2003        2002        2001        2000
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD       $    9.90   $    7.78     $  9.46   $   11.78   $   13.89
----------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                  0.10#       0.08#       0.07#       0.10        0.10
  Net Realized and Unrealized Gain (Loss)       1.58        2.05       (1.66)      (2.37)      (1.81)
----------------------------------------------------------------------------------------------------
    Total from Investment Operations            1.68        2.13       (1.59)      (2.27)      (1.71)
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                        (0.29)      (0.01)      (0.09)      (0.05)      (0.09)
  Net Realized Gain                               --          --          --          --       (0.31)
----------------------------------------------------------------------------------------------------
    Total Distributions                        (0.29)      (0.01)      (0.09)      (0.05)      (0.40)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $  11.29   $    9.90   $    7.78   $    9.46   $   11.78
====================================================================================================
TOTAL RETURN @@                                17.39%      27.42%     (16.81)%    (19.29)%    (12.45)%
====================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)          $ 134,674   $ 108,261   $  69,674   $  58,807   $  67,588
Ratio of Expenses to Average Net Assets         1.15%       1.15%       1.15%       1.16%       1.18%
Ratio of Expenses to Average Net Assets
Excluding Bank Overdraft Expense                 N/A         N/A         N/A        1.15%       1.15%
Ratio of Net Investment Income (Loss) to
Average Net Assets                              0.96%       0.92%       0.77%       0.97%       0.80%
Portfolio Turnover Rate                           51%         54%         54%         48%         52%
----------------------------------------------------------------------------------------------------
Ratios Before Expenses Waived and/or
Reimbursed by Adviser:
   Expenses to Average Net Assets               1.25%       1.38%       1.39%       1.34%       1.48%
   Net Investment Income (Loss) to Average
   Net Assets                                   0.86%       0.69%       0.53%       0.79%       0.50%
----------------------------------------------------------------------------------------------------

#    Per share amount is based on average shares outstanding.
@@ Performance shown does not reflect fees and expenses imposed by your insurance company's separate account.
     If performance information included the effect of these additional charges, the total return would be lower.

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Notes to Financial Statements

The Universal Institutional Funds, Inc., (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of sixteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the International Magnum Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers domiciled in Europe, Australasia and the Far East (EAFE) countries.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

   All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

   Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors.

2. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

3. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

   - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

   - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

   Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Notes to Financial Statements (cont'd)

   exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

   Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

   At December 31, 2004, the net assets of the Portfolio were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

   Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

4. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

5. FUTURES: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations. Due from (to) broker is comprised of initial margin and variation margin, as stated in the Statement of Assets and Liabilities.

   Certain Portfolios may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in security values underlying these instruments. The change in value

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Notes to Financial Statements (cont'd)

   of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

   Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Assets and Liabilities.

6. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets.

   Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. INVESTMENT ADVISORY FEES: Morgan Stanley Investment Management Inc. (the "Adviser" or "MS Investment Management"), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                      FROM $500
                    FIRST $500       MILLION TO    MORE THAN
                       MILLION       $1 BILLION   $1 BILLION
                    ----------------------------------------
                          0.80%            0.75%        0.70%

MS Investment Management has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses, excluding bank overdraft and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.15%. For the year ended December 31, 2004, this fee reduction amounted to $116,000.

Morgan Stanley Investment Management Limited ("MSIM Limited"), Morgan Stanley Asset & Investment Trust Management Co., Limited ("MSAITM"), and Morgan Stanley Investment Management Company ("MSIM Company"), each a wholly-subsidiary of Morgan Stanley, serve as investment Sub-Advisers for the Portfolio on a day-to-day basis. MSIM Limited and MSAITM each select, buy and sell securities for the Portfolio under supervision of the Adviser. The Adviser pays each Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. ADMINISTRATION FEES: MS Investment Management (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. ("JPMIS"), a corporate affiliate of JPMorgan Chase Bank, JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN FEES: JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Investment Company Act of 1940.

E. CONTRACTUAL OBLIGATIONS: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

F. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Distributions from the Portfolio are recorded on the ex-dividend date.

Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Notes to Financial Statements (cont'd)

and are accrued based on the value of investments denominated in such currency.

The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2003 was as follows:

                2004 DISTRIBUTIONS           2003 DISTRIBUTIONS
                   PAID FROM:                    PAID FROM:
                --------------------------------------------------------
                ORDINARY        LONG-TERM     ORDINARY         LONG-TERM
                  INCOME     CAPITAL GAIN       INCOME      CAPITAL GAIN
                   (000)            (000)        (000)             (000)
                --------------------------------------------------------
                 $ 3,231         $ --            $ 143          $ --

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent book and tax basis differences may result in reclassifications among undistributed (distributions in excess of) net investment income (or accumulated net investment loss), accumulated net realized gain (loss) and paid-in capital. These differences were primarily due to differing treatments of gains and losses related to foreign currency transactions.

At December 31, 2004, the Portfolio had distributable earnings on a tax basis as follows:

                        UNDISTRIBUTED       UNDISTRIBUTED
                             ORDINARY           LONG-TERM
                               INCOME        CAPITAL GAIN
                                (000)               (000)
                        ---------------------------------
                              $ 1,790                $ --

At December 31, 2004, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                                      NET
                                                             APPRECIATION
               COST     APPRECIATION     DEPRECIATION      (DEPRECIATION)
              (000)            (000)            (000)               (000)
      -------------------------------------------------------------------
         $  109,711        $  23,689        $  (2,178)          $  21,511

At December 31, 2004, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $1,799,000, all of which will expire on December 31, 2010.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

During the year ended December 31, 2004, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $7,021,000.

G. OTHER: For the year ended December 31, 2004, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $54,366,000 and $52,117,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2004.

During the year ended December 31, 2004, the Portfolio incurred $180 of brokerage commissions to China International Capital Corporation, an affiliated broker dealer.

At December 31, 2004, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 72.9%.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Report of Independent Registered Public Accounting Firm

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
THE UNIVERSAL INSTITUTIONAL FUNDS, INC. -
INTERNATIONAL MAGNUM PORTFOLIO

We have audited the accompanying statement of assets and liabilities of the International Magnum Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio"), including the portfolio of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the International Magnum Portfolio of The Universal Institutional Funds, Inc. at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Boston, Massachusetts
February 11, 2005

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Federal Tax Information (unaudited)

For the year ended December 31, 2004, the Portfolio intends to pass through to shareholders foreign tax credits of approximately $258,000 and has derived gross income from sources within foreign countries in the amount of approximately $2,502,000.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Director and Officer Information (unaudited)

Independent Directors:

                                                                         NUMBER OF
                               TERM OF                                   PORTFOLIOS IN
                  POSI-        OFFICE AND                                FUND COM-
NAME, AGE AND     TION(S)      LENGTH OF                                 PLEX OVER-
ADDRESS OF        HELD WITH    TIME         PRINCIPAL OCCUPATION(S)      SEEN BY          OTHER DIRECTORSHIPS
DIRECTOR          REGISTRANT   SERVED*      DURING PAST 5 YEARS          DIRECTOR* *      HELD BY DIRECTOR
----------------- ------------ ------------ ---------------------------- ---------------- ------------------------
Michael Bozic     Director     Director     Private Investor; Director   197              None.
(63)                           since July   or Trustee of the Retail
c/o Kramer                     2003         Funds (since April 1994)
Levin Naftalis &                            and the Institutional
Frankel LLP                                 Funds (since July 2003);
Counsel to the                              formerly Vice Chairman of
Independent                                 Kmart Corporation
Directors                                   (December 1998-October
919 Third Avenue                            2000), Chairman and Chief
New York, NY                                Executive Officer of
10022-3902                                  Levitz Furniture
                                            Corporation (November
                                            1995-November 1998) and
                                            President and Chief
                                            Executive Officer of Hills
                                            Department Stores (May
                                            1991-July 1995); formerly
                                            variously Chairman, Chief
                                            Executive Officer, President
                                            and Chief Operating Officer
                                            (1987-1991) of the Sears
                                            Merchandise Group of Sears
                                            Roebuck & Co.

Edwin J. Garn     Director     Director     Director or Trustee of the   197              Director of Franklin
(72)                           since July   Retail Funds (since                           Covey (time management
1031 N.                        2003         January 1993) and the                         systems), BMW Bank of
Chartwell Court                             Institutional Funds (since                    North America, Inc.
Salt Lake City,                             July 2003); member of the                     (industrial loan
UT 84103                                    Utah Regional Advisory                        corporation), United
                                            Board of Pacific Corp.;                       Space Alliance (joint
                                            formerly Managing Director                    venture between Lockheed
                                            of Summit Ventures LLC                        Martin and The Boeing
                                            (2000-2004); United States                    Company) and Nuskin Asia
                                            Senator (R- Utah)                             Pacific (multilevel
                                            (1974-1992) and Chairman,                     marketing); member of
                                            Senate Banking Committee                      the board of various
                                            (1980-1986), Mayor of Salt                    civic and charitable
                                            Lake City, Utah                               organizations.
                                            (1971-1974), Astronaut,
                                            Space Shuttle Discovery
                                            (April 12-19, 1985), and
                                            Vice Chairman, Huntsman
                                            Corporation (chemical
                                            company).

Wayne E. Hedien   Director     Director     Retired; Director or         197              Director of the PMI
(70)                           since July   Trustee of the Retail                         Group Inc. (private
c/o Kramer                     2003         Funds (since September                        mortgage insurance);
Levin Naftalis &                            1997) and the                                 Trustee and Vice
Frankel LLP                                 Institutional Funds (since                    Chairman of The Field
Counsel to the                              July 2003); formerly                          Museum of Natural
Independent                                 associated with the                           History; director of
Directors                                   Allstate Companies                            various other business
919 Third Avenue                            (1966-1994), most recently                    and charitable
New York, NY                                as Chairman of The                            organizations.
10022-3902                                  Allstate Corporation
                                            (March 1993-December 1994)
                                            and Chairman and Chief
                                            Executive Officer of its
                                            wholly-owned subsidiary,
                                            Allstate Insurance Company
                                            (July 1989-December 1994).

Dr. Manuel H.     Director     Director     Senior Partner, Johnson      197              Director of NVR, Inc.
Johnson (55)                   since July   Smick International, Inc.,                    (home construction);
c/o Johnson                    2003         a consulting firm;                            Director of KFX Energy;
Smick                                       Chairman of the Audit                         Director of RBS
International,                              Committee and Director or                     Greenwich  Capital
Inc.                                        Trustee of the Retail                         Holdings (financial
2099                                        Funds (since July 1991)                       holdings company).
Pennsylvania                                and the Institutional
Avenue,                                     Funds (since July 2003);
NW Suite 950                                Co-Chairman and a founder
Washington,                                 of the Group of Seven
D.C. 20006                                  Council (G7C), an
                                            international economic
                                            commission; formerly Vice
                                            Chairman of the Board of
                                            Governors of the Federal
                                            Reserve System and
                                            Assistant Secretary of the
                                            U.S. Treasury.

Joseph J.         Director     Director     President, Kearns &          198              Director of Electro Rent
Kearns (62)                    since        Associates LLC (investment                    Corporation (equipment
c/o Kearns &                   August       consulting); Deputy                           leasing), The Ford
Associates                     1994         Chairman of the Audit                         Family Foundation and
LLC                                         Committee and Director or                     the UCLA Foundation.
PMB754                                      Trustee of the Retail
23852 Pacific                               Funds (since July 2003)
Coast                                       and the Institutional
Highway                                     Funds (since August 1994);
Malibu, CA 90265                            previously Chairman of the
                                            Audit Committee of the
                                            Institutional Funds
                                            (October 2001-July 2003);
                                            formerly CFO of the J.
                                            Paul Getty Trust.

Michael Nugent    Director     Director     General Partner of Triumph   197              Director of various
(68)                           since July   Capital, L.P., a private                      business organizations.
c/o Triumph                    2001         investment partnership;
Capital, L.P.                               Chairman of the Insurance
445 Park                                    Committee and Director or
Avenue,                                     Trustee of the Retail
10th Floor                                  Funds (since July 1991)
New York, NY                                and the Institutional
10022                                       Funds (since July 2001);
                                            formerly Vice President,
                                            Bankers Trust Company and
                                            BT Capital Corporation
                                            (1984-1988).

Fergus Reid (72)  Director     Director     Chairman of Lumelite         198              Trustee and Director of
c/o Lumelite                   since June   Plastics Corporation;                         certain investment
Plastics                       1992         Chairman of the Governance                    companies in the J.P.
Corporation                                 Committee and Director or                     Morgan Funds complex
85 Charles                                  Trustee of the Retail                         managed by J.P. Morgan
Coleman Blvd.                               Funds (since July 2003)                       Investment Management
Pawling, NY                                 and the Institutional                         Inc.
12564                                       Funds (since June 1992).

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Director and Officer Information (cont'd)

Interested Directors:

                                                              NUMBER OF
                               TERM OF                        PORTFOLIOS
                               OFFICE                         IN
                               AND         PRINCIPAL          FUND
NAME, AGE AND    POSITION(S)   LENGTH OF   OCCUPATION(S)      COMPLEX      OTHER
ADDRESS OF       HELD WITH     TIME        DURING PAST 5      OVERSEEN BY  DIRECTORSHIPS
DIRECTOR         REGISTRANT    SERVED*     YEARS              DIRECTOR* *  HELD BY DIRECTOR
---------------  ------------  ----------  -----------------  -----------  ----------------
Charles A.       Chairman      Chairman    Chairman and       197          None.
Fiumefreddo      and           of the      Director or
(71)             Director of   Board and   Trustee of the
c/o Morgan       the Board     Director    Retail Funds
Stanley Trust                  since       (since July
Harborside                     July        1991) and the
Financial                      2003        Institutional
Center                                     Funds (since
Plaza Two 3rd                              July 2003);
Floor                                      formerly Chief
Jersey City,                               Executive
NJ 07311                                   Officer of the
                                           Retail Funds
                                           (until September
                                           2002).

James F.         Director      Director    Director or        197          Director of AXA
Higgins (56)                   since       Trustee of the                  Financial, Inc.
c/o Morgan                     July        Retail Funds                    and The
Stanley Trust                  2003        (since June                     Equitable Life
Harborside                                 2000) and the                   Assurance
Financial                                  Institutional                   Society of the
Center                                     Funds (since                    United States
Plaza Two 2nd                              July 2003);                     (financial
Floor                                      Senior Advisor                  services).
Jersey City,                               of Morgan
NJ 07311                                   Stanley (since
                                           August 2000);
                                           Director of
                                           Morgan Stanley
                                           Distributors
                                           Inc. and Dean
                                           Witter Realty
                                           Inc.; previously
                                           President and
                                           Chief Operating
                                           Officer of the
                                           Private Client
                                           Group of Morgan
                                           Stanley (May
                                           1999-August
                                           2000), and
                                           President and
                                           Chief Operating
                                           Officer of
                                           Individual
                                           Securities of
                                           Morgan Stanley
                                           (February
                                           1997-May 1999).

* Each Director serves an indefinite term, until his or her successor is elected.
* * The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. and any funds that have an investment adviser that is an affiliated entity of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

Additional information about the Fund's Directors can be found in the Fund's Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Fund at 1(800) 281-2715. You may also retrieve this information on-line at the Securities and Exchange Commission's web site at "http://www.sec.gov". To aid you in obtaining this information on-line, the Fund's Central Index Key (CIK) number is 1011378 and the SAI is found within form type 485BPOS.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Director and Officer Information (cont'd)

Officers:

                         POSITION(S) TERM OF OFFICE
NAME, AGE AND ADDRESS    HELD WITH   AND LENGTH OF
OF EXECUTIVE OFFICER     REGISTRANT  TIME SERVED*    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------ ----------- --------------- -------------------------------------------
Mitchell M. Merin (51)   President   President       President and Chief Operating Officer of
Morgan Stanley                       since           Morgan Stanley Investment Management Inc.;
Investment Management                July 2003       President, Director and Chief Executive
Inc.                                                 Officer of Morgan Stanley Investment
1221 Avenue of the                                   Advisors Inc. and Morgan Stanley Services
Americas 33rd Floor                                  Company Inc.; Chairman and Director of
New York, NY 10020                                   Morgan Stanley Distributors Inc.; Chairman
                                                     and Director of Morgan Stanley Trust;
                                                     Director of various Morgan Stanley
                                                     subsidiaries; President of the
                                                     Institutional Funds (since July 2003) and
                                                     President of the Retail Funds (since May
                                                     1999); Director (since July 2003) and
                                                     President (since December 2002) of the Van
                                                     Kampen Closed-End Funds; Trustee (since
                                                     May 1999) and President (since
                                                     October 2002) of the Van Kampen Open-End
                                                     Funds.

Ronald E. Robison (65)   Executive   Executive Vice  Principal Executive Officer of Funds in the
Morgan Stanley           Vice        President and   Fund complex since May 2003; Managing
Investment Management    President   Principal       Director of Morgan Stanley & Co.
Inc.                     and         Executive       Incorporated, Managing Director of Morgan
1221 Avenue of the       Principal   Officer since   Stanley; Managing Director, Chief
Americas 34th Floor      Executive   July 2003       Administrative Officer and Director of
New York, NY 10020       Officer                     Morgan Stanley Investment Advisors Inc. and
                                                     Morgan Stanley Services Company Inc.; Chief
                                                     Executive Officer and Director of Morgan
                                                     Stanley Trust; Managing Director and
                                                     Director of Morgan Stanley Distributors
                                                     Inc.; Executive Vice President and
                                                     Principal Executive Officer of the Retail
                                                     Funds (since April 2003) and the
                                                     Institutional Funds (since July 2003);
                                                     previously President and Director of the
                                                     Retail Funds (March 2001 - July 2003) and
                                                     Chief Global Operations Officer and
                                                     Managing Director of Morgan Stanley
                                                     Investment Management Inc.

Joseph J. McAlinden      Vice        Vice President  Managing Director and Chief Investment
(61)                     President   since July      Officer of Morgan Stanley Investment
Morgan Stanley                       2003            Advisors Inc. and Morgan Stanley Investment
Investment Management                                Management Inc.; Director of Morgan Stanley
Inc.                                                 Trust; Chief Investment Officer of the Van
1221 Avenue of the                                   Kampen Funds; Vice President of the
Americas 33rd Floor                                  Institutional Funds (since July 2003) and
New York, NY 10020                                   the Retail Funds (since July 1995).

Barry Fink (49)          Vice        Vice President  General Counsel (since May 2000) and
Morgan Stanley           President   since July      Managing Director (since December 2000) of
Investment Management                2003            Morgan Stanley Investment Management;
Inc.                                                 Managing Director (since December 2000),
1221 Avenue of the                                   Secretary (since February 1997) and
Americas 22nd Floor                                  Director (since July 1998) of Morgan
New York, NY 10020                                   Stanley Investment Advisors Inc. and Morgan
                                                     Stanley Services Company Inc.; Vice
                                                     President of the Retail Funds; Assistant
                                                     Secretary of Morgan Stanley DW Inc.; Vice
                                                     President of the Institutional Funds (since
                                                     July 2003); Managing Director, Secretary
                                                     and Director of Morgan Stanley Distributors
                                                     Inc.; previously Secretary of the Retail
                                                     Funds and General Counsel (February 1997-
                                                     April 2004) of the Retail Funds Vice
                                                     President and Assistant General Counsel of
                                                     Morgan Stanley Investment Advisors Inc. and
                                                     Morgan Stanley Services Company Inc.
                                                     (February 1997- December 2001).

Amy R. Doberman (42)     Vice        Vice President  Managing Director and General Counsel, U.S.
Morgan Stanley           President   since July      Investment Management; Managing Director of
Investment Management                2004            the Investment Manager and Morgan Stanley
Inc.                                                 Investment Advisor Inc.; Vice President of
1221 Avenue of the                                   the Institutional and Retail Funds (since
Americas 22nd Floor                                  July 2004); Vice President of the Van
New York, NY 10020                                   Kampen Funds (since August 2004)
                                                     previously, Managing Director and General
                                                     Counsel - Americas, UBS Global Asset
                                                     Management (July 2000-July 2004) and
                                                     General Counsel, Aeltus Investment
                                                     Management, Inc. (January 1997-July 2000).

Carsten Otto (41)        Chief       Chief           Executive Director and U.S. Director of
Morgan Stanley           Compliance  Compliance      Compliance for Morgan Stanley Investment
Investment Management    Officer     Officer since   Management (since October 2004); Executive
Inc.                                 2004            Director of Morgan Stanley Investment
1221 Avenue of the                                   Advisors Inc. and Morgan Stanley Investment
Americas 22nd Floor                                  Management Inc.; formerly Assistant
New York, NY 10020                                   Secretary and Assistant General Counsel of
                                                     the Morgan Stanley Retail Funds.

Stefanie V. Chang (38)   Vice        Vice President  Executive Director of Morgan Stanley & Co.
Morgan Stanley           President   since           Incorporated, Morgan Stanley Investment
Investment Management                December        Management Inc. and Morgan Stanley
Inc.                                 1997            Investment Advisors Inc.; Vice President of
1221 Avenue of the                                   the Institutional Funds and the Retail
Americas 22nd Floor                                  Funds; formerly practiced law with the New
New York, NY 10020                                   York law firm of Rogers & Wells (now
                                                     Clifford Chance US LLP).

James W. Garrett (35)    Treasurer   Treasurer       Executive Director of Morgan Stanley & Co.
Morgan Stanley           and Chief   since           Incorporated, Morgan Stanley Investment
Investment Management    Financial   February 2002   Management Inc.; Treasurer and Chief
Inc.                     Officer     CFO since July  Financial Officer of the Institutional
1221 Avenue of the                   2003            Funds; Previously with PriceWaterhouse LLP
Americas 34th Floor                                  (now PriceWaterhouseCoopers LLP).
New York, NY 10020

Michael J. Leary (38)    Assistant   Assistant       Assistant Director and Vice President of
J.P. Morgan Investor     Treasurer   Treasurer       Fund Administration, JPMorgan Investor
Services Co.                         since           Services Co. (formerly Chase Global Funds
73 Tremont Street                    March 2003      Services Company); formerly Audit Manager
Boston, MA 02108                                     at Ernst & Young LLP.

Mary E. Mullin (37)      Secretary   Secretary       Executive Director of Morgan Stanley & Co.
Morgan Stanley                       since June      Incorporated, Morgan Stanley Investment
Investment Management                1999            Management Inc. and Morgan Stanley
Inc.                                                 Investment Advisors Inc.; Secretary of the
1221 Avenue of the                                   Institutional Funds and the Retail Funds
Americas 22nd Floor                                  (since July 2003); formerly practiced law
New York, NY 10020                                   with the New York law firms of McDermott,
                                                     Will & Emery and Skadden, Arps, Slate,
                                                     Meagher & Flom LLP.

------------
* This is the date the Officer began serving the Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN
JPMorgan Chase Bank
270 Park Avenue
New York, New York 10017

LEGAL COUNSEL
Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

The Investment Adviser, Morgan Stanley Investment Management Inc. doing business in certain instances as Miller Anderson, Van Kampen or Morgan Stanley Asset Management.

REPORTING TO SHAREHOLDERS

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-281-2715 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by the prospectus of The Universal Institutional Funds, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im.

[MORGAN STANLEY LOGO]

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

ANNUAL REPORT - DECEMBER 31, 2004


U.S. REAL ESTATE PORTFOLIO

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Investment Overview

U.S. REAL ESTATE PORTFOLIO

The U.S. Real Estate Portfolio seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs"). The Portfolio's concentration in the real estate sector makes it subject to greater risk and volatility than other portfolios that are more diversified and the value of its shares may be substantially affected by economic events in the real estate industry.

PERFORMANCE

For the year ended December 31, 2004, the Portfolio's Class I Shares had a total return of 36.39%, net of fees, compared to 31.58% for the NAREIT Equity Index. The Portfolio's Class II Shares had a total return of 36.07%, net of fees.

FACTORS AFFECTING PERFORMANCE

- We believe there were two primary catalysts for the remarkable performance of real estate securities in 2004.

- First, the sector continued to benefit from the strong favorable funds flows from both retail and institutional investors committed to increasing their allocations to real estate securities. In 2004, fund flows to dedicated REIT mutual funds totaled $6.9 billion, which represented the highest level of total annual net inflows and surpassed the $4.5 billion received in 2003.

- Aside from the strong funds flows to the sector, the continued improvement in underlying real estate values contributed to and supported rising REIT share prices in 2004. Several large portfolio transactions and public company mergers in the latter half of the year provided evidence of a continuation of the improvement in property prices.

- Other key factors that impacted stocks during the year were a slower than expected recovery in the job market for the year, no back-up in interest rates and continued strength in consumer spending.

- For the full year, among the major sectors, the office stocks underperformed while the apartment and retail stocks outperformed. The office companies suffered as it became clear throughout the year that the office recovery will take significantly longer than investors had expected. Although the apartment recovery was also dampened by weaker job growth and the continued loss of tenants to for-sale housing, portfolio transactions and M&A activity continued to demonstrate the robust underlying property values, which supported valuations of apartment stocks. Retail stocks remained strong throughout the year as favorable earnings and transaction activities supported these stocks. This was particularly the case in the malls, which were the best performing stocks, as multiple portfolio transactions proved the high values of these assets. The hotel REITs provided strong operating results throughout the year and performed in-line due to a strong rally in December. Healthcare REITs were the weakest performers as the external growth prospects for these companies remained muted.

- Stock selection was the largest contributor to the Portfolio's outperformance this year and sector allocation was also favorable. From a bottom-up perspective, the most significant contributions were generated in the apartment, office and hotel sectors. In apartments, the Portfolio benefited from the strong relative performance from the owners of coastal assets. The outperformance in the office space was driven by the predominant exposure to owners in the stronger office markets of New York, Washington D.C. and Southern California. Favorable attribution in the hotel sector was due to the preference for owners of upscale urban hotel assets. From a top-down perspective, the most significant favorable contributors to outperformance were from the overweight to the mall sector and underweight to the mixed office/industrial, specialty and healthcare sectors.

MANAGEMENT STRATEGIES

- We have maintained the Portfolio's core investment philosophy as a real estate value investor. This results in the ownership of stocks that provide what we view as the best valuation relative to their underlying real estate values.

- Current top-down preferences include an overweighting of companies that are focused in the ownership of upscale urban hotels, coastal apartments, higher-end malls and urban offices, and underweighting to owners of strip shopping centers and suburban offices.

- The overweighting in the hotel sector continues to be accomplished through the ownership of companies that are owners of portfolios of major upscale urban hotel assets, which are recovering along with the return of corporate travel. The hotel REITs benefited from improving fundamentals, as gains in occupancy were complemented by improvements in average daily rate and new supply remains limited. Transaction activity during the year provided further evidence that the public hotel companies are trading below private market values.

- We remain optimistic for the prospects of a recovery in fundamentals for the apartment sector due to evidence of job growth and the growing disparity between affordability

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Investment Overview (cont'd)

U.S. REAL ESTATE PORTFOLIO

   for rental versus for-sale housing. Clearly, this remains tied to the continuation of an economic recovery and related job growth. Given the short lease term structure, this sector should be well-positioned for a recovery, beginning gradually in 2005. We believe valuations remain most attractive in the owners of coastal assets, as the stocks are trading below private market values, which have continued to improve.

- We remain cautious on the prospects of a recovery in fundamentals for the office sector. While the sector is similar to the apartments in that it requires a job recovery in order to generate better demand, there are several notable differences. Tenants are currently leasing excess office space, which will absorb part of the demand recovery. In addition, there are high costs required for attracting and retaining tenants. Finally, given the longer lease term, office owners will face a roll down in rents at lease expiration in most markets for the next several years. Thus, despite improvements in occupancy, a recovery in both net effective rents and NAV per share, REITS in the office sector are likely to lag that of other real estate sectors. Despite weak overall national trends, there are a number of markets with considerably better characteristics.

- In retail, we continue to favor malls over the open-air shopping centers, which appear expensive versus underlying real estate values. Within both sub-sectors, we continue to favor owners of higher quality assets in major metropolitan areas. For the malls, this results in a preference for owners of large malls that dominate a trade area. Within open-air centers, we prefer the in-fill centers anchored by leading grocers and the dominant community centers with multiple key anchor tenants.

January 2005

PERFORMANCE COMPARED TO THE NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUSTS (NAREIT) EQUITY INDEX(1)

                                     TOTAL RETURNS(2)
                             ---------------------------------
                                          AVERAGE ANNUAL
                                      ------------------------
                                ONE       FIVE           SINCE
                               YEAR      YEARS    INCEPTION(5)
--------------------------------------------------------------
Portfolio - Class I(3)        36.39%     21.45%          13.73%
NAREIT Equity Index           31.58      21.95           12.58
Portfolio - Class II(4)       36.07         --           35.34
NAREIT Equity Index           31.58         --           33.27

(1) The NAREIT Equity Index is an unmanaged market weighted index of tax qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System (including dividends).
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on March 3, 1997.
(4)  Commenced offering on November 5, 2002.
(5) For comparative purposes, average annual since inception returns listed for the index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the index.

[CHART]

    COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT SINCE INCEPTION

                      U.S. REAL ESTATE              NAREIT
                   PORTFOLIO - CLASS I        EQUITY INDEX
                   -------------------      --------------
3/3/97*                    $    10,000      $       10,000
12/31/1997                      11,799              11,917
12/31/1998                      10,518               9,832
12/31/1999                      10,363               9,377
12/31/2000                      13,396              11,849
12/31/2001                      14,714              13,500
12/31/2002                      14,598              14,015
12/31/2003                      20,074              19,219
12/31/2004                      27,379              25,289

[CHART]

    COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT SINCE INCEPTION

                      U.S. REAL ESTATE              NAREIT
                  PORTFOLIO - CLASS II        EQUITY INDEX
                  --------------------      --------------
11/5/02*                   $    10,000      $       10,000
12/31/2002                      10,282              10,288
12/31/2003                      14,103              14,108
12/31/2004                      19,190              18,563

*  Commenced operations on March 3, 1997.
** Commenced offering on November 5, 2002.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Investment Overview (cont'd)

U.S. REAL ESTATE PORTFOLIO

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. PERFORMANCE ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT morganstanley.com/im. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES. PERFORMANCE SHOWN DOES NOT REFLECT FEES AND EXPENSES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD BE LOWER.

EXPENSE EXAMPLES

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees; distribution (12b-1) fees (in the case of Class II shares); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

                                                                  EXPENSES PAID
                                                ENDING ACCOUNT   DURING PERIOD*
                                     BEGINNING           VALUE  JULY 1, 2004 --
                                 ACCOUNT VALUE    DECEMBER 31,     DECEMBER 31,
                                  JULY 1, 2004            2004             2004
-------------------------------------------------------------------------------
CLASS I
Actual                          $     1,000.00  $     1,272.50  $          6.00
Hypothetical (5% average
annual return before
expenses)                             1,000.00        1,019.86             5.33

CLASS II
Actual                                1,000.00        1,270.70             7.42
Hypothetical (5% average
annual return before
expenses)                             1,000.00        1,018.60             6.60

* Expenses are equal to Class I and Class II shares' annualized expense ratios of 1.05% and 1.30%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

GRAPHIC PRESENTATION OF PORTFOLIO HOLDINGS

The following graph depicts the Portfolio's holdings by industry, as a percentage of total investments.

[CHART]

Short-Term Investment                       4.1%
Office                                     20.5%
Residential Apartments                     18.9%
Retail Regional Malls                      14.5%
Lodging/Resorts                            11.9%
Retail Strip Centers                        8.0%
Industrial                                  7.0%
Diversified                                 6.0%
Self Storage                                5.5%
Other*                                      3.6%

* Industries which do not appear in the top 10 industries, as well as those which represent less than 3% of total investments, if applicable, are included in the category labeled "Other".

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Portfolio of Investments

U.S. REAL ESTATE PORTFOLIO

                                                                                                       VALUE
                                                                                    SHARES             (000)
------------------------------------------------------------------------------------------------------------
COMMON STOCKS (95.8%)
DIVERSIFIED (6.0%)
  Capital Automotive REIT                                                           55,400      $      1,968
  Correctional Properties Trust REIT                                               142,230             4,107
  Forest City Enterprises, Inc., Class A                                           221,200            12,730
  Spirit Finance Corp.                                                          (a)274,200             3,469
  St. Joe Co. (The)                                                                 97,300             6,247
  Vornado Realty Trust REIT                                                        628,250            47,829
  Wellsford Real Properties, Inc.                                               (a)178,664             2,576
------------------------------------------------------------------------------------------------------------
                                                                                                      78,926
============================================================================================================
HEALTH CARE (2.8%)
  Health Care Property Investors, Inc. REIT                                        242,400             6,712
  Healthcare Realty Trust, Inc.                                                     48,500             1,974
  Omega Healthcare Investors, Inc. REIT                                            855,800            10,099
  Senior Housing Properties Trust REIT                                             615,300            11,654
  Ventas, Inc. REIT                                                                235,000             6,441
------------------------------------------------------------------------------------------------------------
                                                                                                      36,880
============================================================================================================
INDUSTRIAL (7.0%)
  AMB Property Corp. REIT                                                          989,920            39,983
  BRCP REIT LLC I                                                          (b)(c)1,452,096             1,452
  Cabot Industrial Value Fund, Inc.                                            (b)(c)1,142               571
  Catellus Development Corp. REIT                                                  490,200            15,000
  Prologis REIT                                                                    810,002            35,097
------------------------------------------------------------------------------------------------------------
                                                                                                      92,103
============================================================================================================
LODGING/RESORTS (11.7%)
  Equity Inns, Inc. REIT                                                            57,600               676
  Hilton Hotels Corp.                                                            1,946,000            44,252
  Host Marriott Corp. REIT                                                       2,074,800            35,894
  Innkeepers USA Trust REIT                                                         39,200               557
  Interstate Hotels & Resorts, Inc.                                             (a)224,850             1,205
  Lodgian, Inc.                                                                 (a)160,900             1,979
  Meristar Hospitality Corp. REIT                                               (a)759,075             6,338
  Starwood Hotels & Resorts Worldwide, Inc.                                      1,004,544            58,665
  Sunstone Hotel Investors, Inc. REIT                                              167,350             3,478
  Wyndham International, Inc., Class A                                          (a)652,363               776
------------------------------------------------------------------ -----------------------------------------
                                                                                                     153,820
============================================================================================================
OFFICE (20.6%)
  Arden Realty, Inc. REIT                                                        1,041,600            39,289
  Beacon Capital Partners, Inc. REIT                                         (a)(b)271,300             1,149
  Boston Properties, Inc. REIT                                                     960,750            62,132
  Brandywine Realty Trust REIT                                                     128,060             3,764
  Brookfield Properties Corp.                                                    1,700,217            63,588
  Equity Office Properties Trust REIT                                            1,139,108            33,171
  Mack-Cali Realty Corp. REIT                                                      465,350            21,420
  PS Business Parks, Inc. REIT                                                     170,400             7,685
  Reckson Associates Realty Corp. REIT                                             705,800            23,157
  SL Green Realty Corp. REIT                                                       175,950            10,654
  Trizec Properties, Inc. REIT                                                     259,250             4,905
------------------------------------------------------------------------------------------------------------
                                                                                                     270,914
============================================================================================================
RESIDENTIAL APARTMENTS (18.9%)
  American Campus Communities                                                      135,800             3,054
  Amli Residential Properties Trust REIT                                           239,600             7,667
  Apartment Investment & Management
    Co. REIT                                                                       699,000            26,940
  Archstone-Smith Trust REIT                                                     1,569,941            60,129
  Atlantic Gulf Communities Corp.                                               (c)261,572      $        @--
  AvalonBay Communities, Inc. REIT                                                 818,800            61,656
  BRE Properties                                                                    83,480             3,365
  Brookfield Homes Corp.                                                            16,273               552
  Equity Residential REIT                                                        1,060,146            38,356
  Essex Property Trust, Inc. REIT                                                  198,250            16,613
  Gables Residential Trust                                                          66,800             2,391
  Post Properties, Inc. REIT                                                       631,900            22,053
  Summit Properties, Inc. REIT                                                     199,700             6,502
------------------------------------------------------------------------------------------------------------
                                                                                                     249,278
============================================================================================================
RESIDENTIAL MANUFACTURED HOMES (0.9%)
  Equity Lifestyle Properties, Inc. REIT                                           347,130            12,410
------------------------------------------------------------------------------------------------------------
RETAIL REGIONAL MALLS (14.4%)
  General Growth Properties, Inc. REIT                                             845,490            30,573
  Macerich Co. (The) REIT                                                          447,100            28,078
  Simon Property Group, Inc. REIT                                                1,749,517           113,141
  Taubman Centers, Inc. REIT                                                       620,142            18,573
------------------------------------------------------------------------------------------------------------
                                                                                                     190,365
============================================================================================================
RETAIL STRIP CENTERS (8.0%)
  Acadia Realty Trust REIT                                                         317,910             5,182
  Burnham Pacific Properties, Inc. REIT                                         (c)227,282                73
  Developers Diversified Realty Corp. REIT                                         161,800             7,179
  Federal Realty Investment Trust REIT                                             772,000            39,874
  Heritage Property Investment Trust                                               235,225             7,548
  Kimco Realty Corp. REIT                                                          135,800             7,875
  Pan Pacific Retail Properties, Inc. REIT                                          64,560             4,048
  Regency Centers Corp. REIT                                                       608,500            33,711
------------------------------------------------------------------------------------------------------------
                                                                                                     105,490
============================================================================================================
SELF STORAGE (5.5%)
  Public Storage, Inc. REIT                                                        814,970            45,435
  Shurgard Storage Centers, Inc., Series A
    REIT                                                                           619,870            27,280
------------------------------------------------------------------------------------------------------------
                                                                                                      72,715
============================================================================================================
  TOTAL COMMON STOCKS  (COST $875,995)                                                             1,262,901
============================================================================================================
PREFERRED STOCKS (0.3%)
LODGING/RESORTS (0.3%)
  Wyndham, Series B                                                           (b)(c)46,872             2,465
  Wyndham International, Inc., Series II                                      (b)(c)25,469             1,410
------------------------------------------------------------------------------------------------------------
                                                                                                       3,875
============================================================================================================
RESIDENTIAL APARTMENTS (0.0%)
  Atlantic Gulf Communities Corp.
    (Registered), Series B                                                    (b)(c)79,420               @--
  Atlantic Gulf Communities Corp., Series B                                    (b)(c)2,003               @--
  Atlantic Gulf Communities Corp., Series B
    (Convertible)                                                             (a)(c)57,048               @--
------------------------------------------------------------------------------------------------------------
                                                                                                         @--
============================================================================================================
RETAIL REGIONAL MALLS (0.0%)
  Simon Property Group, Inc.                                                     (a)15,345               909
------------------------------------------------------------------------------------------------------------
  TOTAL PREFERRED STOCKS (COST $4,903)                                                                 4,784
============================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Portfolio of Investments (cont'd)

U.S. REAL ESTATE PORTFOLIO

                                                                                      FACE
                                                                                    AMOUNT             VALUE
                                                                                     (000)             (000)
------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (4.1%)
REPURCHASE AGREEMENT (4.1%)
  J.P. Morgan Securities, Inc., 2.00%,
     dated 12/31/04, due 1/3/05,
     repurchase price $54,239
     (COST $54,230)                                                           $  (d)54,230      $     54,230
------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.2%) (COST $935,128)                                                         1,321,915
============================================================================================================
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.2%)                                                         (3,262)
============================================================================================================
NET ASSETS (100%)                                                                               $  1,318,653
============================================================================================================

(a)  Non-income producing security

(b) Restricted security not registered under the Securities Act of 1933. Beacon Capital Partners, Inc. REIT was acquired 3/98 and has a current cost basis of $1,150,000. Wyndham, Series B Preferred was acquired 6/99 - 12/04 and has a current cost basis of $1,649,000. Wyndham International, Inc., Series II Preferred was acquired 11/00 - 12/04 and has a current cost basis of $941,000. Atlantic Gulf Communities Corp., Series B Preferred was acquired 6/97 and has a current cost basis of $20,000. Atlantic Gulf Communities Corp. (Registered), Series B Preferred was acquired 2/00 and has a current cost basis of $794,000. Cabot Industrial Value Fund, Inc. was acquired 12/03-11/04 and has a current cost basis of $571,000. BRCP REIT LLC I was acquired 05/03-12/04 and has a current cost basis of $1,452,000. At December 31, 2004, these securities had an aggregate market value of $7,047,000, representing 0.5% of net assets.

(c) Security was valued at fair value -- At December 31, 2004, the Portfolio held $5,971,000 of fair valued securities, representing 0.5% of net assets.

(d) Represents the Portfolio's undivided interest in a joint repurchase agreement which has a total value of $1,018,656,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this portfolio of investments as follows: Federal Farm Credit Bank, 0.00% to 6.75%, due 2/28/05 to 8/15/13; Federal Home Loan Bank, 1.10%
     to 6.875%, due 4/15/05 to 10/28/24; Federal Home Loan Mortgage Corp., 2.00% to 6.51%, due 6/15/15 to 3/15/19; Federal National Mortgage Association, 1.75% to 8.20%, due 2/24/05 to 5/24/19; and Financial Assist Corp., 8.80%,
     due 6/10/05. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

@    Value is less than $500.

REIT Real Estate Investment Trust

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

U.S. REAL ESTATE PORTFOLIO

Statement of Assets and Liabilities

                                                                                                  DECEMBER 31, 2004
                                                                                                              (000)
-------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at Value (Cost $935,128)                                                           $       1,321,915
  Cash                                                                                                          193
  Dividends Receivable                                                                                        6,285
  Receivable for Investments Sold                                                                             2,068
  Receivable for Portfolio Shares Sold                                                                        1,774
  Interest Receivable                                                                                             3
  Other Assets                                                                                                   34
-------------------------------------------------------------------------------------------------------------------
      Total Assets                                                                                        1,332,272
-------------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for Investments Purchased                                                                          (7,768)
  Payable for Portfolio Shares Redeemed                                                                      (3,183)
  Investment Advisory Fees Payable                                                                           (2,227)
  Administration Fees Payable                                                                                  (276)
  Distribution Fees -- Class II Shares                                                                          (65)
  Custodian Fees Payable                                                                                         (9)
  Directors' Fees and Expenses Payable                                                                           (5)
  Other Liabilities                                                                                             (86)
-------------------------------------------------------------------------------------------------------------------
      Total Liabilities                                                                                     (13,619)
-------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                        $       1,318,653
===================================================================================================================
NET ASSETS CONSIST OF:
  Paid-in Capital                                                                                 $         880,807
  Undistributed (Distributions in Excess of) Net Investment Income                                           18,111
  Accumulated Net Realized Gain (Loss)                                                                       32,948
  Unrealized Appreciation (Depreciation) on Investments                                                     386,787
-------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                        $       1,318,653
===================================================================================================================
CLASS I:
NET ASSETS                                                                                        $         985,211
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE Applicable to 48,093,912 Outstanding
       $0.001 Par Value Shares (Authorized 500,000,000 Shares)                                    $           20.49
===================================================================================================================
CLASS II:
NET ASSETS                                                                                        $         333,442
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE Applicable to 16,362,672 Outstanding
       $0.001 Par Value Shares (Authorized 500,000,000 Shares)                                    $           20.38
===================================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

U.S. REAL ESTATE PORTFOLIO

Statement of Operations

                                                                                                         YEAR ENDED
                                                                                                  DECEMBER 31, 2004
                                                                                                              (000)
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (Net of $145 Foreign Taxes Withheld)                                                  $          27,657
  Interest                                                                                                      487
-------------------------------------------------------------------------------------------------------------------
    Total Investment Income                                                                                  28,144
-------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees (Note B)                                                                           7,051
  Administration Fees (Note C)                                                                                2,309
  Distribution Fees -- Class II Shares (Note D)                                                                 499
  Professional Fees                                                                                             126
  Shareholder Reporting Fees                                                                                     71
  Custodian Fees (Note E)                                                                                        51
  Directors' Fees and Expenses                                                                                   12
  Other                                                                                                          38
-------------------------------------------------------------------------------------------------------------------
    Total Expenses                                                                                           10,157
-------------------------------------------------------------------------------------------------------------------
  Distribution Fees -- Class II Shares Waived (Note D)                                                         (143)
-------------------------------------------------------------------------------------------------------------------
    Net Expenses                                                                                             10,014
-------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                                                 18,130
-------------------------------------------------------------------------------------------------------------------
REALIZED GAIN (LOSS) ON:
  Investments Sold                                                                                           39,231
-------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
  Investments                                                                                               249,295
-------------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                             288,526
-------------------------------------------------------------------------------------------------------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                               $         306,656
===================================================================================================================

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

U.S. REAL ESTATE PORTFOLIO

Statement of Changes in Net Assets

                                                                                      YEAR ENDED            YEAR ENDED
                                                                               DECEMBER 31, 2004     DECEMBER 31, 2003
                                                                                           (000)                 (000)
----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                                $           18,130    $           16,909
  Net Realized Gain (Loss)                                                                39,231                12,463
  Net Change in Unrealized Appreciation (Depreciation)                                   249,295               154,543
----------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Operations                      306,656               183,915
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Class I:
  Net Investment Income                                                                  (12,167)                   --
  Net Realized Gain                                                                      (14,164)                   --
  Class II:
  Net Investment Income                                                                   (2,075)                   --
  Net Realized Gain                                                                       (2,446)                   --
----------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                                  (30,852)                   --
----------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  Class I:
  Subscriptions                                                                          229,816               493,702
  Distributions Reinvested                                                                26,331                    --
  Redemptions                                                                           (175,107)             (477,206)
  Class II:
  Subscriptions                                                                          288,332                36,733
  Distributions Reinvested                                                                 4,521                    --
  Redemptions                                                                            (51,958)               (1,041)
----------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting
      from Capital Share Transactions                                                    321,935                52,188
----------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease) in Net Assets                                              597,739               236,103
NET ASSETS:
  Beginning of Period                                                                    720,914               484,811
----------------------------------------------------------------------------------------------------------------------
  End of Period (Including Undistributed (Distributions in Excess of)
    Net Investment Income of $18,111 and $16,903, Respectively)               $        1,318,653    $          720,914
======================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    Class I:
    Shares Subscribed                                                                     13,310                39,124
    Shares Issued on Distributions Reinvested                                              1,609                    --
    Shares Redeemed                                                                      (10,573)              (38,141)
----------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class I Shares Outstanding                                  4,346                   983
======================================================================================================================
    Class II:
    Shares Subscribed                                                                     16,545                 2,587
    Shares Issued on Distributions Reinvested                                                277                    --
    Shares Redeemed                                                                       (2,991)                  (70)
----------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class II Shares Outstanding                                13,831                 2,517
======================================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Financial Highlights

U.S. REAL ESTATE PORTFOLIO

                                                                                             CLASS I
                                                                -----------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                -----------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                                 2004          2003         2002          2001          2000
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $    15.58    $    11.33   $    12.08    $    11.51    $     9.11
---------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                        0.35#         0.39#        0.42#         0.48          0.14
  Net Realized and Unrealized Gain (Loss)                             5.17          3.86        (0.51)         0.65          2.53
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                  5.52          4.25        (0.09)         1.13          2.67
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                              (0.28)           --        (0.38)        (0.46)        (0.21)
  Net Realized Gain                                                  (0.33)           --        (0.28)        (0.10)        (0.06)
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                              (0.61)           --        (0.66)        (0.56)        (0.27)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $    20.49    $    15.58   $    11.33    $    12.08    $    11.51
=================================================================================================================================
TOTAL RETURN @@                                                      36.39%        37.51%       (0.79)%        9.84%        29.27%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                               $  985,211    $  681,576   $  484,644    $  354,879    $  272,915
Ratio of Expenses to Average Net Assets                               1.06%         1.10%        1.10%         1.10%         1.10%
Ratio of Net Investment Income (Loss) to Average Net Assets           2.04%         2.97%        3.41%         4.40%         5.15%
Portfolio Turnover Rate                                                 11%           30%          30%           36%           34%
---------------------------------------------------------------------------------------------------------------------------------
Ratios Before Expenses Waived and/or Reimbursed by Adviser:
    Expenses to Average Net Assets                                     N/A          1.11%        1.12%         1.15%         1.16%
    Net Investment Income (Loss) to Average Net Assets                 N/A          2.96%        3.39%         4.35%         5.08%
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                   CLASS II
                                                                                --------------------------------------------
                                                                                                                 PERIOD FROM
                                                                                                                 NOVEMBER 5,
                                                                                  YEAR ENDED DECEMBER 31,           2002* TO
                                                                                  -----------------------       DECEMBER 31,
SELECTED PER SHARE DATA AND RATIOS                                                      2004        2003                2002
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                              $    15.54  $    11.33  $         11.59
----------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                          0.30#       0.47#            0.06#
  Net Realized and Unrealized Gain (Loss)                                               5.15        3.74             0.26
----------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                                    5.45        4.21             0.32
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                                (0.28)         --            (0.37)
  Net Realized Gain                                                                    (0.33)         --            (0.21)
----------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                                (0.61)         --            (0.58)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                    $    20.38  $    15.54  $         11.33
============================================================================================================================
TOTAL RETURN @@                                                                        36.07%      37.16%            2.82%++
============================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                                                 $  333,442  $   39,338  $           167
Ratio of Expenses to Average Net Assets                                                 1.31%       1.35%            1.35%**
Ratio of Net Investment Income (Loss) to Average Net Assets                             1.72%       2.72%            3.16%**
Portfolio Turnover Rate                                                                   11%         30%              30%
----------------------------------------------------------------------------------------------------------------------------
Ratios Before Expenses Waived and/or Reimbursed by Adviser and/or Distributor:
    Expenses to Average Net Assets                                                      1.41%       1.46%            1.47%**
    Net Investment Income (Loss) to Average Net Assets                                  1.62%       2.61%            3.04%**
----------------------------------------------------------------------------------------------------------------------------

*  Commenced offering
** Annualized
#  Per share amount is based on average shares outstanding.
++ Not annualized
@@ Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Notes to Financial Statements

The Universal Institutional Funds, Inc., (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of sixteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the U.S. Real Estate Portfolio. The Portfolio seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs"). The Portfolio's concentration in the real estate sector makes it subject to greater risk and volatility than other portfolios that are more diversified and the value of its shares may be substantially affected by economic events in the real estate industry. The Portfolio offers two classes of shares -- Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

    All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

2. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

3. UNFUNDED COMMITMENTS: Subject to the terms of a Subscription Agreement between the Portfolio and Cabot Industrial Value Fund, Inc., the Portfolio has made a subscription commitment of $3,000,000 for which it will receive 6,000 shares of common stock. As of December 31, 2004, Cabot Industrial Value Fund, Inc. has drawn down $571,000, which represents 19.0% of the commitment.

    Subject to the terms of a Subscription Agreement between the Portfolio and BRCP REIT LLC I, the Portfolio has made a subscription commitment of $4,800,000 for which it will receive 4,800,000 Class A Units. As of December 31, 2004, BRCP REIT LLC I has drawn down $1,452,000, which represents 30.3% of the commitment.

4. RESTRICTED SECURITIES: The Portfolio may invest in unregistered or otherwise restricted securities. The term restricted securities refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Notes to Financial Statements (cont'd)

    As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. The Portfolio would, in either case, bear market risks during that period.

5. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

    The U.S. Real Estate Portfolio owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually, in the following calendar year. A portion of distributions received from REITs during the year under review is estimated to be a return of capital and is recorded as a reduction of their cost.

B. INVESTMENT ADVISORY FEES: Morgan Stanley Investment Management Inc. (the "Adviser" or "MS Investment Management"), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                         FROM $500
     FIRST $500         MILLION TO          MORE THAN
        MILLION         $1 BILLION         $1 BILLION
     ------------------------------------------------
           0.80%              0.75%              0.70%

MS Investment Management has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.10% for Class I shares and 1.35% for Class II shares.

C. ADMINISTRATION FEES: MS Investment Management (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. ("JPMIS"), a corporate affiliate of JPMorgan Chase Bank, JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund.

D. DISTRIBUTION FEES: Morgan Stanley & Co., Incorporated (the "Distributor"), a wholly-owned subsidiary of Morgan Stanley, serves as the distributor of the Fund and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at a rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has voluntarily agreed to waive 0.10% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2004, this waiver amounted to $143,000.

E. CUSTODIAN FEES: JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Investment Company Act of 1940.

F. CONTRACTUAL OBLIGATIONS: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

G. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Distributions from the Portfolio are recorded on the ex-dividend date.

Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Notes to Financial Statements (cont'd)

The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2003 was as follows:

        2004 DISTRIBUTIONS PAID             2003 DISTRIBUTIONS
                FROM:                           PAID FROM:
     ----------------------------   ---------------------------------
       ORDINARY         LONG-TERM   ORDINARY                LONG-TERM
         INCOME      CAPITAL GAIN     INCOME             CAPITAL GAIN
          (000)             (000)      (000)                    (000)
     ----------------------------------------------------------------
     $   17,833        $   13,019     $   --                   $   --

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent book and tax basis differences may result in reclassifications among undistributed (distributions in excess of) net investment income (or accumulated net investment loss), accumulated net realized gain (loss) and paid-in capital. These differences were primarily due to the differing treatments of return of capital and long-term capital gains adjustments relating to REIT holdings.

At December 31, 2004, the Portfolio had distributable earnings on a tax basis as follows:

         UNDISTRIBUTED       UNDISTRIBUTED
              ORDINARY           LONG-TERM
                INCOME        CAPITAL GAIN
                 (000)               (000)
         ---------------------------------
         $      21,721       $      35,361

At December 31, 2004, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                                    NET
                                                           APPRECIATION
              COST     APPRECIATION     DEPRECIATION     (DEPRECIATION)
             (000)            (000)            (000)              (000)
    -------------------------------------------------------------------
    $      941,145   $      388,136   $       (7,366)    $      380,770

H. OTHER: For the year ended December 31, 2004, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $398,257,000 and $95,360,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2004.

During the year ended December 31, 2004, the Portfolio incurred $2,699 of brokerage commissions to Morgan Stanley & Co. Incorporated an affiliated broker dealer.

At December 31, 2004, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 52.1% and 87.0%, for Class I and Class II shares, respectively.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Report of Independent Registered Public Accounting Firm

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
THE UNIVERSAL INSTITUTIONAL FUNDS, INC. -
U.S. REAL ESTATE PORTFOLIO

We have audited the accompanying statement of assets and liabilities of the U.S. Real Estate Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio"), including the portfolio of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the U.S. Real Estate Portfolio of The Universal Institutional Funds, Inc. at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 11, 2005

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Federal Tax Information (unaudited)

The Portfolio hereby designates $13,019,000 as long-term capital gain dividends for the purpose of the dividend paid deduction on its federal income tax return.

For the year ended December 31, 2004, the percentage of dividends that qualify for the 70% dividend received deduction for corporate shareholders of the Portfolio was 4.6%.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Director and Officer Information (unaudited)

Independent Directors:

                                                                                       NUMBER OF
                                            TERM OF                                    PORTFOLIOS IN
                                            OFFICE AND                                 FUND
                              POSITION(S)   LENGTH OF                                  COMPLEX
NAME, AGE AND ADDRESS OF      HELD WITH     TIME          PRINCIPAL OCCUPATION(S)      OVERSEEN BY       OTHER DIRECTORSHIPS HELD
DIRECTOR                      REGISTRANT    SERVED*       DURING PAST 5 YEARS          DIRECTOR**        BY DIRECTOR
---------------------------   -----------   ----------    -------------------------    -------------     ------------------------
Michael Bozic (63)            Director      Director      Private Investor; Director   197               None.
c/o Kramer Levin Naftalis &                 since July    or Trustee of the Retail
Frankel LLP                                 2003          Funds (since April 1994)
Counsel to the Independent                                and the Institutional
Directors                                                 Funds (since July 2003);
919 Third Avenue                                          formerly Vice Chairman of
New York, NY 10022-3902                                   Kmart Corporation
                                                          (December 1998-October
                                                          2000), Chairman and Chief
                                                          Executive Officer of
                                                          Levitz Furniture
                                                          Corporation (November
                                                          1995-November 1998) and
                                                          President and Chief
                                                          Executive Officer of Hills
                                                          Department Stores (May
                                                          1991-July 1995); formerly
                                                          variously Chairman, Chief
                                                          Executive Officer,
                                                          President and Chief
                                                          Operating Officer
                                                          (1987-1991) of the Sears
                                                          Merchandise Group of Sears
                                                          Roebuck & Co.

Edwin J. Garn (72)            Director      Director      Director or Trustee of the   197               Director of Franklin
1031 N. Chartwell Court                     since July    Retail Funds (since                            Covey (time
Salt Lake City, UT 84103                    2003          January 1993) and the                          management systems),
                                                          Institutional Funds (since                     BMW Bank of North
                                                          July 2003); member of the                      America, Inc.
                                                          Utah Regional Advisory                         (industrial loan
                                                          Board of Pacific Corp.;                        corporation), United
                                                          formerly Managing Director                     Space Alliance (joint
                                                          of Summit Ventures LLC                         venture between
                                                          (2000-2004); United States                     Lockheed Martin and
                                                          Senator (R- Utah)                              The Boeing Company)
                                                          (1974-1992) and Chairman,                      and Nuskin Asia
                                                          Senate Banking Committee                       Pacific (multilevel
                                                          (1980-1986), Mayor of Salt                     marketing); member of
                                                          Lake City, Utah                                the board of various
                                                          (1971-1974), Astronaut,                        civic and charitable
                                                          Space Shuttle Discovery                        organizations.
                                                          (April 12-19, 1985), and
                                                          Vice Chairman, Huntsman
                                                          Corporation (chemical
                                                          company).

Wayne E. Hedien (70)          Director      Director      Retired; Director or         197               Director of the PMI
c/o Kramer Levin Naftalis &                 since July    Trustee of the Retail                          Group Inc. (private
Frankel LLP                                 2003          Funds (since September                         mortgage insurance);
Counsel to the                                            1997) and the                                  Trustee and Vice
Independent Directors                                     Institutional Funds (since                     Chairman of The Field
919 Third Avenue                                          July 2003); formerly                           Museum of Natural
New York, NY 10022-3902                                   associated with the                            History; director of
                                                          Allstate Companies                             various other
                                                          (1966-1994), most recently                     business and
                                                          as Chairman of The                             charitable
                                                          Allstate Corporation                           organizations.
                                                          (March 1993-December 1994)
                                                          and Chairman and Chief
                                                          Executive Officer of its
                                                          wholly-owned subsidiary,
                                                          Allstate Insurance Company
                                                          (July 1989-December 1994).

Dr. Manuel H. Johnson (55)    Director      Director      Senior Partner, Johnson      197               Director of NVR, Inc.
c/o Johnson Smick                           since July    Smick International, Inc.,                     (home
International, Inc.                         2003          a consulting firm;                             construction);Director
2099 Pennsylvania Avenue,                                 Chairman of the Audit                          of KFX Energy;
NW Suite 950                                              Committee and Director or                      Director of RBS
Washington, D.C. 20006                                    Trustee of the Retail                          Greenwich Capital
                                                          Funds (since July 1991)                        Holdings (financial
                                                          and the Institutional                          holdings company).
                                                          Funds (since July 2003);
                                                          Co-Chairman and a founder
                                                          of the Group of Seven
                                                          Council (G7C), an
                                                          international economic
                                                          commission; formerly Vice
                                                          Chairman of the Board of
                                                          Governors of the Federal
                                                          Reserve System and
                                                          Assistant Secretary of the
                                                          U.S. Treasury.

Joseph J. Kearns (62)         Director      Director      President, Kearns &          198               Director of Electro
c/o Kearns & Associates                     since         Associates LLC (investment                     Rent Corporation
LLC                                         August        consulting); Deputy                            (equipment leasing),
PMB754                                      1994          Chairman of the Audit                          The Ford Family
23852 Pacific Coast                                       Committee and Director or                      Foundation and the
Highway                                                   Trustee of the Retail                          UCLA Foundation.
Malibu, CA 90265                                          Funds (since July 2003)
                                                          and the Institutional
                                                          Funds (since August 1994);
                                                          previously Chairman of the
                                                          Audit Committee of the
                                                          Institutional Funds
                                                          (October 2001-July 2003);
                                                          formerly CFO of the
                                                          J. Paul Getty Trust.

Michael Nugent (68)           Director      Director      General Partner of Triumph   197               Director of various
c/o Triumph Capital, L.P.                   since July    Capital, L.P., a private                       business
445 Park Avenue, 10th Floor                 2001          investment partnership;                        organizations.
New York, NY 10022                                        Chairman of the Insurance
                                                          Committee and Director or
                                                          Trustee of the Retail
                                                          Funds (since July 1991)
                                                          and the Institutional
                                                          Funds (since July 2001);
                                                          formerly Vice President,
                                                          Bankers Trust Company and
                                                          BT Capital Corporation
                                                          (1984-1988).

Fergus Reid (72)              Director      Director      Chairman of Lumelite         198               Trustee and Director
c/o Lumelite Plastics                       since June    Plastics Corporation;                          of certain investment
Corporation                                 1992          Chairman of the Governance                     companies in the J.P.
85 Charles Coleman Blvd.                                  Committee and Director or                      Morgan Funds complex
Pawling, NY 12564                                         Trustee of the Retail                          managed by J.P.
                                                          Funds (since July 2003)                        Morgan Investment
                                                          and the Institutional                          Management Inc.
                                                          Funds (since June 1992).

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Director and Officer Information (cont'd)

Interested Directors:

                                                                                        NUMBER OF
                                               TERM OF                                  PORTFOLIOS IN
                                               OFFICE AND                               FUND
                                POSITION(S)    LENGTH OF                                COMPLEX
NAME, AGE AND ADDRESS OF        HELD WITH      TIME         PRINCIPAL OCCUPATION(S)     OVERSEEN BY      OTHER DIRECTORSHIPS HELD
DIRECTOR                        REGISTRANT     SERVED*      DURING PAST 5 YEARS         DIRECTOR**       BY DIRECTOR
---------------------------     -----------    ----------   -------------------------   -------------    ---------------------------
Charles A. Fiumefreddo (71)     Chairman       Chairman     Chairman and Director or    197              None.
c/o Morgan Stanley Trust        and            of the       Trustee of the Retail
Harborside Financial Center     Director of    Board and    Funds (since July 1991)
Plaza Two 3rd Floor             the Board      Director     and the Institutional
Jersey City, NJ 07311                          since July   Funds (since July 2003);
                                               2003         formerly Chief Executive
                                                            Officer of the Retail
                                                            Funds (until September
                                                            2002).

James F. Higgins (56)           Director       Director     Director or Trustee of      197              Director of AXA Financial,
c/o Morgan Stanley Trust                       since July   the Retail Funds (since                      Inc. and The Equitable
Harborside Financial Center                    2003         June 2000) and the                           Life Assurance Society of
Plaza Two 2nd Floor                                         Institutional Funds                          the United States
Jersey City, NJ 07311                                       (since July 2003); Senior                    (financial services).
                                                            Advisor of Morgan Stanley
                                                            (since August 2000);
                                                            Director of Morgan
                                                            Stanley Distributors Inc.
                                                            and Dean Witter Realty
                                                            Inc.; previously
                                                            President and Chief
                                                            Operating Officer of the
                                                            Private Client Group of
                                                            Morgan Stanley (May
                                                            1999-August 2000), and
                                                            President and Chief
                                                            Operating Officer of
                                                            Individual Securities of
                                                            Morgan Stanley (February
                                                            1997-May 1999).

* Each Director serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investment
   Management Inc. and any funds that have an investment adviser that is an affiliated entity of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

Additional information about the Fund's Directors can be found in the Fund's Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Fund at 1(800) 281-2715. You may also retrieve this information on-line at the Securities and Exchange Commission's web site at "http://www.sec.gov". To aid you in obtaining this information on-line, the Fund's Central Index Key (CIK) number is 1011378 and the SAI is found within form type 485BPOS.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Director and Officer Information (cont'd)

Officers:

                                             POSITION(S)     TERM OF OFFICE
                                             HELD WITH       AND LENGTH OF
NAME, AGE AND ADDRESS OF EXECUTIVE OFFICER   REGISTRANT      TIME SERVED*      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------   -----------     ---------------   ------------------------------------------------
Mitchell M. Merin (51)                       President       President since   President and Chief Operating Officer of Morgan
Morgan Stanley Investment Management Inc.                    July 2003         Stanley Investment Management Inc.; President,
1221 Avenue of the Americas 33rd Floor                                         Director and Chief Executive Officer of Morgan
New York, NY 10020                                                             Stanley Investment Advisors Inc. and Morgan
                                                                               Stanley Services Company Inc.; Chairman and
                                                                               Director of Morgan Stanley Distributors Inc.;
                                                                               Chairman and Director of Morgan Stanley Trust;
                                                                               Director of various Morgan Stanley
                                                                               subsidiaries; President of the Institutional
                                                                               Funds (since July 2003) and President of the
                                                                               Retail Funds (since May 1999); Director (since
                                                                               July 2003) and President (since December 2002)
                                                                               of the Van Kampen Closed-End Funds; Trustee
                                                                               (since May 1999) and President (since October
                                                                               2002) of the Van Kampen Open-End Funds.

Ronald E. Robison (65)                       Executive       Executive Vice    Principal Executive Officer of Funds in the
Morgan Stanley Investment Management Inc.    Vice            President and     Fund complex since May 2003; Managing Director
1221 Avenue of the Americas 34th Floor       President       Principal         of Morgan Stanley & Co. Incorporated, Managing
New York, NY 10020                           and             Executive         Director of Morgan Stanley; Managing Director,
                                             Principal       Officer since     Chief Administrative Officer and Director of
                                             Executive       July 2003         Morgan Stanley Investment Advisors Inc. and
                                             Officer                           Morgan Stanley Services Company Inc.; Chief
                                                                               Executive Officer and Director of Morgan
                                                                               Stanley Trust; Managing Director and Director
                                                                               of Morgan Stanley Distributors Inc.; Executive
                                                                               Vice President and Principal Executive Officer
                                                                               of the Retail Funds (since April 2003) and the
                                                                               Institutional Funds (since July 2003);
                                                                               previously President and Director of the Retail
                                                                               Funds (March 2001 - July 2003) and Chief Global
                                                                               Operations Officer and Managing Director of
                                                                               Morgan Stanley Investment Management Inc.

Joseph J. McAlinden (61)                     Vice            Vice President    Managing Director and Chief Investment Officer
Morgan Stanley Investment Management Inc.    President       since July        of Morgan Stanley Investment Advisors Inc. and
1221 Avenue of the Americas 33rd Floor                       2003              Morgan Stanley Investment Management Inc.;
New York, NY 10020                                                             Director of Morgan Stanley Trust; Chief
                                                                               Investment Officer of the Van Kampen Funds;
                                                                               Vice President of the Institutional Funds
                                                                               (since July 2003) and the Retail Funds (since
                                                                               July 1995).

Barry Fink (49)                              Vice            Vice President    General Counsel (since May 2000) and Managing
Morgan Stanley Investment Management Inc.    President       since July        Director (since December 2000) of Morgan
1221 Avenue of the Americas 22nd Floor                       2003              Stanley Investment Management; Managing
New York, NY 10020                                                             Director (since December 2000), Secretary
                                                                               (since February 1997) and Director (since July
                                                                               1998) of Morgan Stanley Investment Advisors
                                                                               Inc. and Morgan Stanley Services Company Inc.;
                                                                               Vice President of the Retail Funds; Assistant
                                                                               Secretary of Morgan Stanley DW Inc.; Vice
                                                                               President of the Institutional Funds (since
                                                                               July 2003); Managing Director, Secretary and
                                                                               Director of Morgan Stanley Distributors Inc.;
                                                                               previously Secretary of the Retail Funds and
                                                                               General Counsel (February 1997- April 2004) of
                                                                               the Retail Funds Vice President and Assistant
                                                                               General Counsel of Morgan Stanley Investment
                                                                               Advisors Inc. and Morgan Stanley Services
                                                                               Company Inc. (February 1997- December 2001).

Amy R. Doberman (42)                         Vice            Vice President    Managing Director and General Counsel, U.S.
Morgan Stanley Investment Management Inc.    President       since July        Investment Management; Managing Director of the
1221 Avenue of the Americas 22nd Floor                       2004              Investment Manager and Morgan Stanley
New York, NY 10020                                                             Investment Advisor Inc.; Vice President of the
                                                                               Institutional and Retail Funds (since July
                                                                               2004); Vice President of the Van Kampen Funds
                                                                               (since August 2004) previously, Managing
                                                                               Director and General Counsel - Americas, UBS
                                                                               Global Asset Management (July 2000-July 2004)
                                                                               and General Counsel, Aeltus Investment
                                                                               Management, Inc. (January 1997-July 2000).

Carsten Otto (41)                            Chief           Chief             Executive Director and U.S. Director of
Morgan Stanley Investment Management Inc.    Compliance      Compliance        Compliance for Morgan Stanley Investment
1221 Avenue of the Americas 22nd Floor       Officer         Officer since     Management (since October 2004); Executive
New York, NY 10020                                           2004              Director of Morgan Stanley Investment Advisors
                                                                               Inc. and Morgan  Stanley Investment Management
                                                                               Inc.; formerly Assistant Secretary and
                                                                               Assistant General Counsel of the Morgan
                                                                               Stanley Retail Funds.

Stefanie V. Chang (38)                       Vice            Vice President    Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.    President       since             Incorporated, Morgan Stanley Investment
1221 Avenue of the Americas 22nd Floor                       December          Management Inc. and Morgan Stanley Investment
New York, NY 10020                                           1997              Advisors Inc.; Vice President of the
                                                                               Institutional Funds and the Retail Funds;
                                                                               formerly practiced law with the New York law
                                                                               firm of Rogers & Wells (now Clifford Chance US
                                                                               LLP).

James W. Garrett (35)                        Treasurer       Treasurer since   Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.    and Chief       February 2002     Incorporated, Morgan Stanley Investment
1221 Avenue of the Americas 34th Floor       Financial       CFO since July    Management Inc.; Treasurer and Chief Financial
New York, NY 10020                           Officer         2003              Officer of the Institutional Funds; Previously
                                                                               with PriceWaterhouse LLP (now
                                                                               PriceWaterhouseCoopers LLP).

Michael J. Leary (38)                        Assistant       Assistant         Assistant Director and Vice President of Fund
J.P. Morgan Investor Services Co.            Treasurer       Treasurer since   Administration, JPMorgan Investor Services Co.
73 Tremont Street                                            March 2003        (formerly Chase Global Funds Services Company);
Boston, MA 02108                                                               formerly Audit Manager at Ernst & Young LLP.

Mary E. Mullin (37)                          Secretary       Secretary         Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.                    since June        Incorporated, Morgan Stanley Investment
1221 Avenue of the Americas 22nd Floor                       1999              Management Inc. and Morgan Stanley Investment
New York, NY 10020                                                             Advisors Inc.; Secretary of the Institutional
                                                                               Funds and the Retail Funds (since July 2003);
                                                                               formerly practiced law with the New York law
                                                                               firms of McDermott, Will & Emery and Skadden,
                                                                               Arps, Slate, Meagher & Flom LLP.

----------
* This is the date the Officer began serving the Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN
JPMorgan Chase Bank
270 Park Avenue
New York, New York 10017

LEGAL COUNSEL
Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

The Investment Adviser, Morgan Stanley Investment Management Inc. doing business in certain instances as Miller Anderson, Van Kampen or Morgan Stanley Asset Management.

REPORTING TO SHAREHOLDERS

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-281-2715 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by the prospectus of The Universal Institutional Funds, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
[MORGAN STANLEY LOGO]
                                         Annual Report -- December 31, 2004


CORE PLUS FIXED INCOME PORTFOLIO

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report -- December 31, 2004

INVESTMENT OVERVIEW

CORE PLUS FIXED INCOME PORTFOLIO

The Core Plus Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of investment grade fixed income securities, particularly U.S. government, corporate, and mortgage securities. The Portfolio's average weighted maturity will ordinarily exceed five years. Federal Home Loan Mortgage Corp., Federal National Mortgage Association, and Federal Home Loan Banks, although chartered and sponsored by Congress, are not funded by congressional appropriations and securities issued by them are neither guaranteed nor insured by the U.S. government.

PERFORMANCE

For the year ended December 31, 2004, the Portfolio's Class I Shares had a total return of 4.37%, net of fees, compared to 4.47% for the Citigroup U.S. Broad Investment Grade Bond Index (the "Index"). For the year ended December 31, 2004, the Portfolio's Class II shares had a total return of 4.07%, net of fees. The Portfolio's Class I shares and Class II Shares 30-day SEC yields at December
31, 2004, were 3.69% and 3.44%, respectively.

FACTORS AFFECTING PERFORMANCE

- Security selection within the mortgage area allowed this facet of the Portfolio's strategy to add value in 2004. The continued focus on higher-coupon issues proved beneficial as prepayment fears failed to materialize.

- Security-selection decisions within the credit area also enhanced the Portfolio's relative return last year. A focus on medium-quality issues in the industrial area proved helpful, as did a small opportunistic allocation to selected below investment-grade credits.

- U.S. Treasury yields rose in almost all maturity areas; while the Portfolio had a below-benchmark interest-rate risk position, the yield sacrificed to maintain this position more than offset any benefit from the bond market's sell-off. Consequently, this strategy detracted from relative performance last year.

MANAGEMENT STRATEGIES

- The Portfolio maintained a below-benchmark interest-rate risk position throughout the period, and entered 2005 with a minus-1.0-year relative interest-rate sensitivity exposure. U.S. Treasury yields still reflect excessive pessimism regarding the economic outlook, although the market is less overvalued today than it was a year ago. We believe a below-benchmark interest-rate sensitivity posture should preserve capital in a rising-rate environment, and represents a compelling relative value opportunity.

- While the Portfolio capitalized on security-selection opportunities within the credit area, there was no large systematic credit position within the Portfolio over the past year - apart from a modest emphasis on selected medium quality issues. Credit spreads are tight, and the Portfolio has trimmed some - but not all - of its medium-quality holdings as valuations have become less attractive.

- The Portfolio's emphasis on higher-coupon mortgages and de-emphasis on current-coupon and lower-coupon issues proved helpful last year. However, with the sharp narrowing in mortgage spreads over the past twelve months, there is far less value in the sector today. Though the Portfolio has a small emphasis on higher-coupon issues, we scaled back the Portfolio's mortgage allocation, making it more defensive, entering 2005.

January 2005

PERFORMANCE COMPARED TO THE CITIGROUP U.S. BROAD INVESTMENT GRADE BOND
INDEX(1)(1)


                                                       TOTAL RETURNS(2)
                                                                  AVERAGE ANNUAL
                                                  ONE      FIVE            SINCE
                                                 YEAR     YEARS     INCEPTION(5)
--------------------------------------------------------------------------------
Portfolio - Class I(3)                           4.37%    7.32%     6.55%
Citigroup U.S. Broad Investment Grade
  Bond Index                                     4.47     7.73      7.04
Portfolio - Class II(4)                          4.07       --      3.74
Citigroup U.S. Broad Investment Grade
  Bond Index                                     4.47       --      3.78

(1) The Citigroup U.S. Broad Investment Grade Bond Index is a fixed income, market value-weighted Index that includes publicly-traded U.S. Treasury, U.S. agency, mortgage pass-through, asset-backed, supranational, corporate, Yankee and global debt issues, including securities issued under Rule 144A with registration rights, carrying investment grade (BBB-/Baa3) or higher credit ratings with remaining maturities of at least one year.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on January 2, 1997.
(4)  Commenced offering on May 1, 2003.
(5) For comparative purposes, average annual since inception returns listed for the index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the index.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report -- December 31, 2004

INVESTMENT OVERVIEW (CONT'D)

CORE PLUS FIXED INCOME PORTFOLIO

[CHART]

Comparison of the Change in Value of a $10,000 Investment Since INCEPTION


                                 CORE PLUS FIXED INCOME     CITIGROUP U.S. BROAD INVESTMENT
                                  PORTFOLIO - CLASS I             GRADE BOND INDEX
                                 ----------------------------------------------------------
1/2/1997*                               $ 10,000                       $ 10,000
12/31/1997                                10,993                         11,014
12/31/1998                                11,772                         11,974
12/31/1999                                11,669                         11,873
12/31/2000                                12,962                         13,250
12/31/2001                                14,170                         14,376
12/31/2002                                15,210                         15,828
12/31/2003                                15,916                         16,494
12/31/2004                                16,611                         17,232

[CHART]

Comparison of the Change in Value of a $10,000 Investment Since INCEPTION


                                 CORE PLUS FIXED INCOME     CITIGROUP U.S. BROAD INVESTMENT
                                  PORTFOLIO - CLASS II            GRADE BOND INDEX
                                 ----------------------------------------------------------
5/1/2003*                         $ 10,000                             $ 10,000
12/31/2003                        $ 10,216                             $ 10,183
12/31/2004                        $ 10,632                             $ 10,638

*    Commenced operations on January 2, 1997.
**   Commenced offering on May 1, 2003.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. PERFORMANCE ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT morganstanley.com/im. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORT-FOLIO SHARES. PERFORMANCE SHOWN DOES NOT REFLECT FEES AND EXPENSES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD BE LOWER. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

EXPENSE EXAMPLES

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees; distribution (12b-1) fees (in the case of Class II shares); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report -- December 31, 2004

INVESTMENT OVERVIEW (CONT'D)

CORE PLUS FIXED INCOME PORTFOLIO

                                                                          EXPENSES PAID
                                                       ENDING ACCOUNT    DURING PERIOD*
                                          BEGINNING             VALUE    JULY 1, 2004--
                                      ACCOUNT VALUE      DECEMBER 31,      DECEMBER 31,
                                       JULY 1, 2004              2004              2004
---------------------------------------------------------------------------------------
CLASS I
Actual                                 $ 1,000.00        $ 1,035.60          $ 3.58
Hypothetical (5% average
  annual return before expenses)         1,000.00          1,021.62            3.56

CLASS II
Actual                                   1,000.00          1,033.60            4.86
Hypothetical (5% average
  annual return before expenses)         1,000.00          1,020.36            4.82

* Expenses are equal to Class I and Class II shares' annualized expense ratios of 0.70% and 0.95%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

GRAPHIC PRESENTATION OF PORTFOLIO HOLDINGS

The following graph depicts the Portfolio's holdings by industry and/or investment type, as a percentage of total investments.

[CHART]

Short-Term Investments                4.9%
U.S. Treasury Securities             33.9%
Agency Fixed Rate Mortgages          26.2%
Asset Backed Corporate               12.6%
Industrials                          11.5%
Finance                               5.0%
Other*                                5.9%

* Industries and/or investment types which do not appear in the top 10 industries and/or investment types, as well as those which represent less than 3% of total investments, if applicable, are included in the category labeled "Other".

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

PORTFOLIO OF INVESTMENTS

CORE PLUS FIXED INCOME PORTFOLIO

                                                                      FACE
                                                                    AMOUNT         VALUE
                                                                     (000)         (000)
----------------------------------------------------------------------------------------
FIXED INCOME SECURITIES (110.8%)
AGENCY ADJUSTABLE RATE MORTGAGES (0.5%)
  Government National Mortgage Association,
    Adjustable Rate Mortgages
    3.375%, 1/20/25 - 2/20/28                                 $      1,349  $      1,371
    3.75%, 7/20/25 - 9/20/27                                           181           184
    4.625%, 12/20/25 - 11/20/27                                         87            89
----------------------------------------------------------------------------------------
                                                                                   1,644
========================================================================================
AGENCY FIXED RATE MORTGAGES (30.5%)
  Federal Home Loan Mortgage Corporation,
    Conventional Pools
    10.00%, 10/1/10                                                      4             4
    10.50%, 1/1/10 - 5/1/19                                              6             6
    11.50%, 10/1/15 - 5/1/19                                            35            39
  Federal Home Loan Mortgage Corporation,
    Gold Pools
    6.50%, 7/1/32                                                       26            27
    6.50%, 10/1/29 - 9/1/32                                            457           481
    7.00%, 3/1/32                                                       25            27
    7.50%, 6/1/20 - 11/1/32                                          5,299         5,682
    8.00%, 8/1/30 - 1/1/31                                             161           174
    8.50%, 1/1/29 - 8/1/30                                             163           177
    9.50%, 12/1/22                                                      17            20
    10.00%, 6/1/17                                                      20            22
  Federal Home Loan Mortgage Corporation,
    January TBA
    5.00%, 1/15/18                                                (a)3,050         3,097
    5.50%, 1/15/16                                                (a)6,000         6,197
    6.00%, 1/15/33                                                (a)5,750         5,940
  Federal National Mortgage Association,
    Conventional Pools
    6.50%, 9/1/28 - 4/1/34                                          12,530        13,155
    7.00%, 10/1/27 - 3/1/34                                          9,222         9,780
    7.50%, 6/1/25 - 8/1/32                                           3,653         3,916
    8.00%, 10/1/29 - 9/1/32                                          5,834         6,311
    8.50%, 4/1/30 - 5/1/32                                           1,852         2,021
    9.50%, 11/1/21 - 4/1/30                                            325           367
    10.00%, 9/1/10 - 5/1/22                                             95           106
    10.50%, 1/1/16 - 5/1/22                                            910         1,017
    11.00%, 6/1/19 - 11/1/20                                           397           450
    11.50%, 11/1/19                                                      7             7
    12.00%, 11/1/11                                                     10            11
    13.00%, 10/1/15                                                      1             2
  Federal National Mortgage Association,
    January TBA
    4.50%, 1/25/18                                                (a)6,250         6,231
    5.00%, 1/25/18                                                (a)3,150         3,200
    5.50%, 1/25/18 - 1/25/33                                     (a)10,475        10,688
    6.50%, 1/25/33                                                (a)7,125         7,472
    7.00%, 1/25/33                                                (a)1,600         1,696
  Federal National Mortgage Association,
    February TBA
    5.00%, 2/25/19                                                (a)3,025         3,068
  Government National Mortgage Association,
    Various Pools
    9.00%, 11/15/17 - 1/15/25                                          211           236
    9.50%, 10/15/16 - 11/15/21                                $        734  $        827
    10.00%, 11/15/09 - 6/15/22                                       1,058         1,182
    10.50%, 1/15/18 - 8/15/20                                          120           135
    11.00%, 12/15/09 - 1/15/16                                          24            27
    11.50%, 2/15/13 - 8/15/13                                            7             7
    12.00%, 12/15/12 - 12/15/14                                         22            25
----------------------------------------------------------------------------------------
                                                                                  93,830
========================================================================================
ASSET BACKED CORPORATE (14.8%)
  American Express Credit Account Master Trust
    2.513%, 12/15/09                                              (b)2,100         2,106
  Asset Backed Funding Certificates
    2.548%, 6/25/22                                                 (b)758           758
    2.608%, 6/25/25                                                 (b)850           851
  Bank One Issuance Trust
    3.59%, 5/17/10                                                   2,000         2,003
  Bear Stearns Asset Backed Securities, Inc.
    2.618%, 9/25/34                                               (b)1,352         1,353
  Capital Auto Receivables Asset Trust
    1.44%, 2/15/07                                                     906           899
    2.483%, 1/15/08                                               (b)1,200         1,202
    3.35%, 2/15/08                                                     975           973
  Centex Home Equity Co. LLC
    2.588%, 1/25/25                                               (b)1,123         1,124
  Centex Home Equity Corp.
    1.833%, 9/25/19                                                 (c)859           854
  Citibank Credit Card Issuance Trust
    2.32%, 2/15/07                                                (b)1,800         1,801
    6.875%, 11/16/09                                                 1,730         1,884
  GE Capital Credit Card Master Note Trust
    2.443%, 9/15/10                                               (b)1,350         1,352
  GE Dealer Floorplan Master Note Trust
    2.46%, 7/20/08                                                (b)1,250         1,251
  Harley-Davidson Motorcycle Trust
    1.56%, 5/15/07                                                     285           285
  Honda Auto Receivables Owner Trust
    2.52%, 2/15/07                                                   1,900         1,895
  JP Morgan Chase Commercial Mortgage Securities Corp.
    2.577%, 4/16/19                                            (b)(d)1,394         1,397
  Long Beach Mortgage Loan Trust
    2.50%, 2/25/35                                                (b)1,800         1,800
  MBNA Credit Card Master Note Trust
    2.543%, 2/16/10                                               (b)1,800         1,807
  MBNA Master Credit Card Trust USA
    5.90%, 8/15/11                                                     400           432
    7.00%, 2/15/12                                                   1,350         1,521
    7.80%, 10/15/12                                                  1,400         1,650
  Merrill Lynch Mortgage Investors, Inc.
    2.618%, 8/25/35                                               (b)1,277         1,278
  New Century Home Equity Loan Trust
    2.547%, 2/25/35                                               (b)1,400         1,401
    2.598%, 8/25/34                                                 (b)817           817
  Residential Asset Securities Corp.
    2.578%, 10/25/22                                              (b)1,359         1,360
    2.588%, 7/25/21                                                 (b)557           557

    The accompanying notes are an integral part of the financial statements.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)

CORE PLUS FIXED INCOME PORTFOLIO

                                                                      FACE
                                                                    AMOUNT         VALUE
                                                                     (000)         (000)
----------------------------------------------------------------------------------------
ASSET BACKED CORPORATE (CONT'D)
  Residential Funding Mortgage Securities II
    2.568%, 2/25/13                                                $(b)452  $        452
  SLM Student Loan Trust
    2.00%, 10/25/12                                               (b)2,300         2,298
    2.14%, 1/25/13                                                (b)1,200         1,202
  Structured Asset Investment Loan Trust
    2.518%, 4/25/34                                               (b)1,721         1,723
  TXU Electric Delivery Transition Bond Co.
    4.81%, 11/17/14                                                    375           384
  USAA Auto Owner Trust
    2.41%, 2/15/07                                                     750           748
  Wachovia Auto Owner Trust
    2.40%, 5/21/07                                                   1,350         1,344
  Wells Fargo Financial Auto Owner Trust
    1.47%, 3/15/07                                                   1,292         1,288
  World Omni Auto Receivables Trust
    2.58%, 7/12/07                                                   1,300         1,297
----------------------------------------------------------------------------------------
                                                                                  45,347
========================================================================================
COLLATERALIZED MORTGAGE OBLIGATIONS --
AGENCY COLLATERAL SERIES (1.0%)
  Federal Home Loan Mortgage Corporation
    IO
    5.00%, 9/15/14 - 6/15/17                                         6,689           580
    6.00%, 5/1/31                                                    1,179           190
    6.50%, 4/1/28                                                    1,016           161
    7.50%, 12/1/29                                                      77            13
    8.00%, 1/1/28 - 6/1/31                                             136            24
    IO, Inv Fl
    5.548%, 3/15/32                                                    714            61
    5.598%, 3/15/32                                                    543            47
    6.148%, 10/15/29                                                    76             4
  Federal National Mortgage Association
    PAC
    3.471%, 11/25/33                                                   460           460
    IO
    5.00%, 2/25/15                                                   2,558           151
    6.00%, 8/25/32 - 5/25/33                                         1,502           263
    6.50%, 2/25/33 - 5/25/33                                         2,786           491
    7.00%, 4/25/33                                                   1,178           214
    7.50%, 11/1/29                                                     272            48
    8.00%, 4/1/24 - 8/1/31                                           1,235           214
    9.00%, 11/1/26                                                      19             4
    IO, Inv Fl
    5.14%, 2/17/31                                                     401            36
    5.583%, 12/25/27                                                    83             2
    5.683%, 12/25/29                                                   231            10
    5.783%, 10/25/28                                                   273            19
    6.19%, 3/18/30                                                      80             4
  Government National Mortgage Association
    IO, Inv Fl
    5.173%, 9/16/31                                                    193            14
    5.563%, 9/16/27                                                    178            15
    5.593%, 4/16/29                                                  1,184            90
    5.793%, 8/16/31                                                    176            15
    6.09%, 9/20/30                                            $        323  $         28
    6.143%, 12/16/29                                                   266            29
    6.193%, 8/16/29                                                    305            29
----------------------------------------------------------------------------------------
                                                                                   3,216
========================================================================================
FEDERAL AGENCY (1.0%)
  Federal Home Loan Mortgage Corporation
    5.125%, 11/7/13                                                  2,935         2,947
----------------------------------------------------------------------------------------
FINANCE (5.8%)
  AIG SunAmerica Global Financing VI
    6.30%, 5/10/11                                                (d)1,080         1,180
  American General Finance Corp.
    4.625%, 5/15/09 - 9/1/10                                           300           305
  Axa Financial, Inc.
    6.50%, 4/1/08                                                       85            92
  CIT Group, Inc.
    3.65%, 11/23/07                                                    300           299
  Citigroup, Inc.
    5.625%, 8/27/12                                                    970         1,035
    6.00%, 2/21/12                                                     155           170
  Countrywide Home Loans, Inc.
    3.25%, 5/21/08                                                     645           631
  EOP Operating LP
    4.75%, 3/15/14                                                      80            78
    6.763%, 6/15/07                                                    100           106
    7.50%, 4/19/29                                                      60            70
    7.875%, 7/15/31                                                    215           261
  Farmers Exchange Capital
    7.05%, 7/15/28                                                  (d)705           724
  Farmers Insurance Exchange
    8.625%, 5/1/24                                                  (d)250           296
  General Electric Capital Corp.
    4.25%, 12/1/10                                                     280           280
    6.75%, 3/15/32                                                     535           628
  Goldman Sachs Group, Inc.
    5.25%, 10/15/13                                                    485           497
    6.875%, 1/15/11                                                    625           706
  Hartford Financial Services Group, Inc.
    2.375%, 6/1/06                                                     315           309
    7.90%, 6/15/10                                                     235           272
  Household Finance Corp.
    4.125%, 12/15/08                                                   185           186
    5.875%, 2/1/09                                                     475           508
    8.00%, 7/15/10                                                     195           230
  HSBC Finance Corp.
    6.75%, 5/15/11                                                     320           360
  JPMorgan Chase & Co.
    5.35%, 3/1/07                                                      415           431
    6.00%, 2/15/09                                                      80            85
    6.625%, 3/15/12                                                    210           235
    7.00%, 11/15/09                                                    275           307
  Mantis Reef Ltd.
    4.692%, 11/14/08                                                (d)630           632
  Marsh & McLennan Cos., Inc.
    5.875%, 8/1/33                                                     775           720

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)

CORE PLUS FIXED INCOME PORTFOLIO

                                                                      FACE
                                                                    AMOUNT         VALUE
                                                                     (000)         (000)
----------------------------------------------------------------------------------------
FINANCE (CONT'D)
  MBNA Corp.
    6.125%, 3/1/13                                            $        685  $        735
  Nationwide Mutual Insurance Co.
    8.25%, 12/1/31                                                  (d)475           589
  Newcourt Credit Group, Inc.
    6.875%, 2/16/05                                                    310           312
  Prudential Holdings LLC
    7.245%, 12/18/23                                                (d)805           958
  Reckson Operating Partnership LP
    5.15%, 1/15/11                                                     290           293
  Rouse Co. (The)
    3.625%, 3/15/09                                                    195           184
    5.375%, 11/26/13                                                    90            87
  SLM Corp.
    4.00%, 1/15/10                                                     450           447
  Washington Mutual Bank FA
    5.50%, 1/15/13                                                      75            78
  Washington Mutual, Inc.
    2.448%, 7/25/44                                                 (b)572           573
    8.25%, 4/1/10                                                      520           609
  World Financial Properties
    6.91%, 9/1/13                                                 (d)1,228         1,359
----------------------------------------------------------------------------------------
                                                                                  17,857
========================================================================================
INDUSTRIALS (13.4%)
  Abitibi-Consolidated, Inc.
    6.00%, 6/20/13                                                     325           312
    8.55%, 8/1/10                                                      490           534
    8.85%, 8/1/30                                                      340           343
  Aetna, Inc.
    7.875%, 3/1/11                                                     780           914
  Albertson's, Inc.
    7.50%, 2/15/11                                                     280           325
  Altria Group, Inc.
    7.00%, 11/4/13                                                     305           331
    7.75%, 1/15/27                                                     315           355
  Amerada Hess Corp.
    7.875%, 10/1/29                                                    650           771
  AT&T Corp.
    9.75%, 11/15/31                                                    290           348
  AT&T Wireless Services, Inc.
    8.75%, 3/1/31                                                      250           338
  Autonation, Inc.
    9.00%, 8/1/08                                                      145           166
  BAT International Finance plc
    4.875%, 2/25/09                                        EUR         420           596
  Bowater Canada Finance Corp.
    7.95%, 11/15/11                                           $        845           915
  Burlington Northern and Santa Fe Railway Co.
    4.575%, 1/15/21                                                    255           258
  Caterpillar Financial Services Corp.
    2.409%, 8/20/07                                                 (b)560           560
    3.625%, 11/15/07                                                   130           130
  Clear Channel Communications, Inc.
    7.65%, 9/15/10                                                     250           285
  Clorox Co.
    2.544%, 12/14/07                                          $  (b)(d)295  $        295
  Comcast Cable Communications, Inc.
    6.75%, 1/30/11                                                     270           304
    8.375%, 5/1/07                                                      75            83
  Consumers Energy Co.
    4.00%, 5/15/10                                                     195           192
    4.80%, 2/17/09                                                     275           282
    5.375%, 4/15/13                                                     80            83
  Continental Airlines, Inc.
    6.545%, 2/2/19                                                     253           251
    6.648%, 9/15/17                                                    516           501
    7.461%, 4/1/15                                                      57            55
  COX Communications, Inc.
    4.625%, 1/15/10                                                 (d)375           375
  CSX Corp.
    2.75%, 2/15/06                                                     200           198
    9.00%, 8/15/06                                                     200           217
  DaimlerChrysler NA Holding Corp.
    8.50%, 1/18/31                                                     360           451
  Deutsche Telekom International Finance BV
    8.75%, 6/15/30                                                     480           636
  Echostar DBS Corp.
    6.375%, 10/1/11                                                    395           406
  Electronic Data Systems Corp.
    6.50%, 8/1/13                                                      270           286
    7.125%, 10/15/09                                                   170           187
  FedEx Corp.
    2.65%, 4/1/07                                                      325           319
  Fisher Scientific International
    6.75%, 8/15/14                                                  (d)295           318
  FMC Corp.
    10.25%, 11/1/09                                                     85            98
  Ford Motor Credit Co.
    7.25%, 10/25/11                                                    225           242
    7.375%, 10/28/09                                                   495           535
  France Telecom S.A
    7.00%, 12/23/09                                        EUR         250           393
    7.25%, 1/28/13                                                     220           364
  General Motors Acceptance Corp.
    4.50%, 7/15/06                                            $        245           245
    6.875%, 9/15/11                                                  1,895         1,945
    8.00%, 11/1/31                                                     585           603
  General Motors Corp.
    8.375%, 7/15/33                                                    110           114
  Glencore Nickel Property Ltd.
    9.00%, 12/1/14                                                  (e)180           @--
  GTE Corp.
    6.94%, 4/15/28                                                     675           754
  Harrah's Operating Co., Inc.
    5.50%, 7/1/10                                                      405           420
    8.00%, 2/1/11                                                      410           477
  HCA, Inc.
    7.50%, 12/15/23                                                    140           142
    7.69%, 6/15/25                                                     190           195

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)

CORE PLUS FIXED INCOME PORTFOLIO

                                                                      FACE
                                                                    AMOUNT         VALUE
                                                                     (000)         (000)
----------------------------------------------------------------------------------------
INDUSTRIALS (CONT'D)
    7.875%, 2/1/11                                            $        275  $        303
    9.00%, 12/15/14                                                    110           130
  Health Net, Inc.
    9.875%, 4/15/11                                                    660           797
  Hertz Corp.
    7.625%, 8/15/07                                                     85            91
  Hilton Hotels Corp.
    7.625%, 12/1/12                                                    500           586
  Hutchison Whampoa International Ltd.
    5.45%, 11/24/10                                                 (d)240           249
    6.50%, 2/13/13                                                  (d)300           324
  Hyatt Equities LLC
    6.875%, 6/15/07                                                 (d)380           400
  ICI Wilmington, Inc.
    4.375%, 12/1/08                                                    230           232
  Inco Ltd.
    7.20%, 9/15/32                                                     200           234
    7.75%, 5/15/12                                                     460           545
  Interpublic Group of Cos., Inc.
    5.40%, 11/15/09                                                    345           351
  Iron Mountain, Inc.
    6.625%, 1/1/16                                                     180           169
    7.75%, 1/15/15                                                     268           273
  Kennametal, Inc.
    7.20%, 6/15/12                                                     440           490
  Kerr-McGee Corp.
    5.875%, 9/15/06                                                     95            99
    7.875%, 9/15/31                                                    290           356
  Kraft Foods, Inc.
    5.625%, 11/1/11                                                    260           276
    6.25%, 6/1/12                                                      295           324
  Kroger Co.
    7.50%, 4/1/31                                                      140           168
  Lenfest Communications, Inc.
    7.625%, 2/15/08                                                    245           270
  MGM Mirage
    6.75%, 9/1/12                                                      330           349
    8.50%, 9/15/10                                                     515           588
  Miller Brewing Co.
    4.25%, 8/15/08                                                  (d)375           379
  Mohawk Industries, Inc.
    7.20%, 4/15/12                                                     130           150
  News America Holdings
    7.75%, 2/1/24                                                      140           167
  News America, Inc.
    7.28%, 6/30/28                                                     125           143
    7.30%, 4/30/28                                                     375           431
  Nexen, Inc.
    5.05%, 11/20/13                                                    295           294
  Norfolk Southern Corp.
    7.35%, 5/15/07                                                     125           135
  Northrop Grumman Corp.
    4.079%, 11/16/06                                                   305           308
  Panhandle Eastern Pipe Line Co.
    2.75%, 3/15/07                                            $        100  $         98
  Pemex Project Funding Master Trust
    7.375%, 12/15/14                                                   465           518
    8.625%, 2/1/22                                                     495           577
    9.125%, 10/13/10                                                   180           216
  Petro-Canada
    5.35%, 7/15/33                                                     285           267
  Plains Exploration & Production Co.
    7.125%, 6/15/14                                                     95           104
  Raytheon Co.
    8.30%, 3/1/10                                                      245           291
  Rogers Wireless Communications, Inc.
    7.25%, 12/15/12                                                  (d)95           101
  Sappi Papier Holding AG
    6.75%, 6/15/12                                                  (d)260           289
  Sealed Air Corp.
    5.625%, 7/15/13                                                 (d)410           425
  Smithfield Foods, Inc.
    7.00%, 8/1/11                                                       60            64
    7.75%, 5/15/13                                                      60            67
    8.00%, 10/15/09                                                    420           467
  Sprint Capital Corp.
    8.375%, 3/15/12                                                    265           323
    8.75%, 3/15/32                                                     145           194
  Starwood Hotels & Resorts Worldwide, Inc.
    7.375%, 5/1/07                                                      95           102
    7.875%, 5/1/12                                                     415           476
  Station Casinos, Inc.
    6.00%, 4/1/12                                                      305           312
  Systems 2001 Asset Trust
    6.664%, 9/15/13                                                 (d)679           752
  TCI Communications, Inc.
    7.875%, 2/15/26                                                    190           234
  Telecom Italia Finance N.V
    5.875%, 1/24/08                                        EUR         225           329
    7.25%, 4/24/12                                                     170           277
  Tenet Healthcare Corp.
    6.875%, 11/15/31                                          $        185           159
    7.375%, 2/1/13                                                     365           356
  Time Warner, Inc.
    7.625%, 4/15/31                                                    595           722
    7.70%, 5/1/32                                                      160           196
  Transcontinental Gas Pipe Line Corp.
    8.875%, 7/15/12                                                    125           153
  Tyco International Group S.A
    5.80%, 8/1/06                                                      145           150
    6.375%, 10/15/11                                                   220           243
    6.75%, 2/15/11                                                      90           101
  Union Pacific Corp.
    5.214%, 9/30/14                                                 (d)120           121
    6.65%, 1/15/11                                                     165           185
    6.79%, 11/9/07                                                     130           140
  Verizon Global Funding Corp.
    7.75%, 12/1/30                                                     250           312

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)

CORE PLUS FIXED INCOME PORTFOLIO

                                                                      FACE
                                                                    AMOUNT         VALUE
                                                                     (000)         (000)
----------------------------------------------------------------------------------------
INDUSTRIALS (CONT'D)
  Verizon New England, Inc.
    6.50%, 9/15/11                                            $        120  $        132
  Waste Management, Inc.
    7.00%, 7/15/28                                                     125           141
    7.375%, 5/15/29                                                    260           306
  WellPoint, Inc.
    3.75%, 12/14/07                                                 (d)175           175
    4.25%, 12/15/09                                                 (d)165           165
  Weyerhaeuser Co.
    6.00%, 8/1/06                                                      230           239
    6.75%, 3/15/12                                                     135           152
  WPP Finance UK Corp.
    5.875%, 6/15/14                                                 (d)440           459
  Xerox Corp.
    6.875%, 8/15/11                                                    300           321
    7.125%, 6/15/10                                                    365           396
  Yum! Brands, Inc.
    8.875%, 4/15/11                                                    240           297
----------------------------------------------------------------------------------------
                                                                                  41,162
========================================================================================
MORTGAGES -- OTHER (0.7%)
  Countrywide Alternative Loan Trust
    2.608%, 7/25/34                                                 (b)496           496
  Federal National Mortgage Association
    7.00%, 9/25/32                                                     838           879
  Thornburg Mortgage Securities Trust
    2.568%, 6/25/44                                                 (b)696           696
----------------------------------------------------------------------------------------
                                                                                   2,071
========================================================================================
SOVEREIGN (0.9%)
  Russian Federation
    5.00%, 3/31/30                                               (c)(d)750           776
  United Mexican States
    8.30%, 8/15/31                                                     400           470
    8.375%, 1/14/11                                                  1,020         1,201
  United Mexican States MTN
    8.00%, 9/24/22                                                     155           179
----------------------------------------------------------------------------------------
                                                                                   2,626
========================================================================================
U.S. TREASURY SECURITIES (39.6%)
  U.S. Treasury Bond
    6.125%, 8/15/29                                                  8,200         9,630
    7.625%, 2/15/25                                                    750         1,016
    8.125%, 8/15/19                                                  6,025         8,226
    8.50%, 2/15/20                                                   8,400        11,858
    8.75%, 8/15/20                                                   1,600         2,313
  U.S. Treasury Note
    3.01%, 11/15/06                                                  2,500         2,522
    4.07%, 2/15/13                                                   1,400         1,382
  U.S. Treasury Strip
    IO
    3.78%, 8/15/10                                                   1,500         1,215
    3.97%, 5/15/11                                                   3,900         3,036
    4.64%, 5/15/16                                                   5,500         3,265
    4.87%, 8/15/18                                                   1,700           883
    4.92%, 2/15/19                                                  10,000         5,035
    4.94%, 5/15/19                                            $      3,400  $      1,687
    4.95%, 8/15/19                                                  16,600         8,123
    4.97%, 11/15/19                                                  2,850         1,374
    4.99%, 2/15/20                                                  11,630         5,521
    5.00%, 5/15/20                                                  12,675         5,934
    5.01%, 8/15/20                                                   7,850         3,625
    5.03%, 2/15/21                                                  10,375         4,644
    5.06%, 5/15/21                                                  33,630        14,844
    5.07%, 2/15/22                                                   4,750         2,009
    5.08%, 11/15/21                                                 11,625         4,988
    5.10%, 5/15/22 - 8/15/22                                        21,250         8,825
    5.12%, 11/15/22                                                  1,950           790
    5.14%, 2/15/23                                                   7,000         2,791
    PO
    5/15/21 - 11/15/21                                              14,150         6,211
----------------------------------------------------------------------------------------
                                                                                 121,747
========================================================================================
UTILITIES (2.6%)
  Arizona Public Service Co.
    5.80%, 6/30/14                                                     435           465
  CenterPoint Energy Resources Corp.
    7.75%, 2/15/11                                                     280           327
  Cincinnati Gas & Electric
    5.375%, 6/15/33                                                    140           134
    5.40%, 6/15/33                                                     150           144
    5.70%, 9/15/12                                                     195           207
  Columbus Southern Power Co.
    6.60%, 3/1/33                                                      375           421
  Consolidated Natural Gas Co.
    5.00%, 12/1/14                                                      60            60
    6.25%, 11/1/11                                                     425           467
  Detroit Edison Co.
    6.125%, 10/1/10                                                    205           224
  Entergy Gulf States, Inc.
    2.80%, 12/1/09                                                  (b)260           260
    3.60%, 6/1/08                                                      195           192
  Exelon Corp.
    6.75%, 5/1/11                                                      295           330
  Monongahela Power Co.
    5.00%, 10/1/06                                                     210           215
  Nevada Power Co.
    9.00%, 8/15/13                                                     275           323
  Nisource Finance Corp.
    2.915%, 11/23/09                                                (b)300           300
    7.625%, 11/15/05                                                   240           249
  Northwest Pipeline Corp.
    8.125%, 3/1/10                                                      90           100
  Ohio Edison Co.
    5.45%, 5/1/15                                                      445           452
  Ohio Power Co.
    6.60%, 2/15/33                                                     165           185
  Pacific Gas & Electric Co.
    6.05%, 3/1/34                                                      430           448

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)

CORE PLUS FIXED INCOME PORTFOLIO

                                                                      FACE
                                                                    AMOUNT         VALUE
                                                                     (000)         (000)
----------------------------------------------------------------------------------------
UTILITIES (CONT'D)
  PSEG Energy Holdings LLC
    7.75%, 4/16/07                                            $        410  $        436
    8.625%, 2/15/08                                                    155           171
  Ras Laffan Liquefied Natural Gas Co., Ltd.
    8.294%, 3/15/14                                                 (d)415           492
  Reliant Energy, Inc.
    6.75%, 12/15/14                                                     95            95
  Southern California Edison Co.
    5.00%, 1/15/14                                                      75            76
  Texas - New Mexico Power Co.
    6.25%, 1/15/09                                                     260           275
  Texas Eastern Transmission LP
    7.00%, 7/15/32                                                     295           340
  TXU Corp.
    6.375%, 6/15/06                                                    180           187
  TXU Energy Co.
    7.00%, 3/15/13                                                     275           308
  Wisconsin Electric Power
    3.50%, 12/1/07                                                     120           119
    5.625%, 5/15/33                                                     95            97
----------------------------------------------------------------------------------------
                                                                                   8,099
----------------------------------------------------------------------------------------
TOTAL FIXED INCOME SECURITIES (COST $333,515)                                    340,546
========================================================================================

                                                                    SHARES
----------------------------------------------------------------------------------------
PREFERRED STOCK (0.2%)
MORTGAGES -- OTHER (0.2%)
  Home Ownership Funding Corp.,
    13.33% (COST $638)                                               1,550           597
----------------------------------------------------------------------------------------

                                                                      FACE
                                                                    AMOUNT
                                                                     (000)
----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (5.8%)
DISCOUNT NOTES (3.5%)
  Federal Home Loan Mortgage Corporation
    2.30%, 1/11/05                                            $      9,000         8,994
  Federal National Mortgage Association
    2.30%, 1/26/05                                                   1,800         1,797
----------------------------------------------------------------------------------------
                                                                                  10,791
========================================================================================
REPURCHASE AGREEMENT (2.1%)
  J.P. Morgan Securities, Inc., 2.00%,
    dated 12/31/04, due 1/3/05,
    repurchase price $6,262                                       (f)6,261         6,261
----------------------------------------------------------------------------------------
U.S. TREASURY SECURITIES (0.2%)
  U.S. Treasury Bills
    2.15%, 1/13/05                                                  (g)100           100
    2.20%, 3/24/05                                                  (g)500           497
----------------------------------------------------------------------------------------
                                                                                     597
========================================================================================
TOTAL SHORT-TERM INVESTMENTS (COST $17,650)                                       17,649
========================================================================================
TOTAL INVESTMENTS (116.8%) (COST $351,803)                                       358,792
========================================================================================
LIABILITIES IN EXCESS OF OTHER ASSETS (-16.8%)                                   (51,479)
========================================================================================
NET ASSETS (100%)                                                           $    307,313
========================================================================================

(a)    Security is subject to delayed delivery.
(b) Variable/Floating Rate Security -- Interest rate changes on these instruments are based on changes in designated base rates. The rates shown are those in effect on December 31, 2004.
(c) Step Bond -- Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2004. Maturity date disclosed is the ultimate maturity date.
(d) 144A Security -- Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(e) Security was valued at fair value -- At December 31, 2004, the Portfolio held fair valued securities, each valued at less than $500, representing less than 0.05% of net assets.
(f) Represents the Portfolio's undivided interest in a joint repurchase agreement which has a total value of $1,018,656,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this portfolio of investments as follows: Federal Farm Credit Bank, 0.00% to 6.75%, due 2/28/05 to 8/15/13; Federal Home Loan Bank, 1.10% to 6.875%, due 4/15/05 to 10/28/24; Federal Home Loan
       Mortgage Corp., 2.00% to 6.51%, due 6/15/15 to 3/15/19; Federal National Mortgage Association, 1.75% to 8.20%, due 2/24/05 to 5/24/19; and Financial Assist Corp., 8.80%, due 6/10/05. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.
(g) A portion of the security was pledged to cover margin requirements for futures contracts.
@      Value is less than $500.
EUR    Euro
Inv Fl Inverse Floating Rate Security -- Interest rate fluctuates with an inverse relationship to an associated interest rate. The rates shown are those in effect on December 31, 2004.
IO     Interest Only MTN Medium-Term Note
PAC    Planned Amortization Class
PO     Principal Only
TBA    To Be Announced

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)

CORE PLUS FIXED INCOME PORTFOLIO

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

 The Portfolio had the following foreign currency exchange contract(s) open at period end:

                                                                     NET
   CURRENCY                                  IN                   UNREALIZED
      TO                                  EXCHANGE               APPRECIATION
   DELIVER         VALUE    SETTLEMENT      FOR         VALUE   (DEPRECIATION)
    (000)          (000)      DATE         (000)        (000)        (000)
------------------------------------------------------------------------------
EUR        539   $    732    1/26/05      US$   681    $   681     $   (51)
EUR        213        289    1/26/05      US$   284        284          (5)
EUR        284        386    1/26/05      US$   378        378          (8)
EUR        432        586    2/28/05      US$   569        569         (17)
                 --------                              -------     -------
                 $  1,993                              $ 1,912     $   (81)
                 ========                              =======     =======

FUTURES CONTRACTS:

The Portfolio had the following futures contract(s) open at period end:

                                                                             NET
                                                                           UNREALIZED
                              NUMBER                                      APPRECIATION
                                OF             VALUE      EXPIRATION     (DEPRECIATION)
                             CONTRACTS          (000)         DATE           (000)
-----------------------------------------------------------------------------------------
LONG:
2 Year U.S. Treasury Note       99           $ 20,750       Mar-05            $ (24)

SHORT:

5 Year U.S. Treasury Note      150             16,430       Mar-05               64

10 Year U.S. Treasury Note      62              6,940       Mar-05              (22)

U.S. Treasury Long Bond          1                113       Mar-05                1
                                                                              -----
                                                                              $  19
                                                                              =====

    The accompanying notes are an integral part of the financial statements.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report -- December 31, 2004

CORE PLUS FIXED INCOME PORTFOLIO

                                                                                                  DECEMBER 31, 2004
STATEMENT OF ASSETS AND LIABILITIES                                                                           (000)
-------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at Value (Cost $351,803)                                                           $         358,792
  Cash                                                                                                            1
  Receivable for Forward Commitments                                                                          3,067
  Interest Receivable                                                                                         2,315
  Unrealized Gain on Swap Agreements                                                                            707
  Receivable for Portfolio Shares Sold                                                                          186
  Receivable for Investments Sold                                                                                 1
  Other Assets                                                                                                    9
-------------------------------------------------------------------------------------------------------------------
    Total Assets                                                                                            365,078
-------------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for Forward Commitments                                                                           (50,619)
  Interest Payable for Swap Agreements                                                                       (3,115)
  Payable for Investments Purchased                                                                          (1,800)
  Unrealized Loss on Swap Agreements                                                                         (1,636)
  Investment Advisory Fees Payable                                                                             (289)
  Unrealized Depreciation on Foreign Currency Exchange Contracts                                                (81)
  Administration Fees Payable                                                                                   (69)
  Payable for Portfolio Shares Redeemed                                                                         (65)
  Due to Broker                                                                                                 (24)
  Distribution Fees -- Class II Shares                                                                           (5)
  Custodian Fees Payable                                                                                         (4)
  Directors' Fees and Expenses Payable                                                                           (3)
  Other Liabilities                                                                                             (55)
-------------------------------------------------------------------------------------------------------------------
    Total Liabilities                                                                                       (57,765)
-------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                        $         307,313
===================================================================================================================
NET ASSETS CONSIST OF:
  Paid-in Capital                                                                                 $         291,649
  Undistributed (Distributions in Excess of) Net Investment Income                                           11,307
  Accumulated Net Realized Gain (Loss)                                                                       (1,645)
  Unrealized Appreciation (Depreciation) on:
    Investments                                                                                               6,989
    Foreign Currency Exchange Contracts and Translations                                                        (77)
    Futures Contracts                                                                                            19
    Swap Agreements                                                                                            (929)
-------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                        $         307,313
-------------------------------------------------------------------------------------------------------------------
CLASS I:
NET ASSETS                                                                                        $         284,223
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE Applicable to 24,602,683 Outstanding
      $0.001 Par Value Shares (Authorized 500,000,000 Shares)                                     $           11.55
===================================================================================================================
CLASS II:
NET ASSETS                                                                                        $          23,090
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE Applicable to 2,006,504 Outstanding
      $0.001 Par Value Shares (Authorized 500,000,000 Shares)                                     $           11.51
===================================================================================================================

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report -- December 31, 2004

CORE PLUS FIXED INCOME PORTFOLIO

                                                                                                         YEAR ENDED
                                                                                                  DECEMBER 31, 2004
STATEMENT OF OPERATIONS                                                                                       (000)
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                                                                        $          10,957
  Dividends                                                                                                      48
-------------------------------------------------------------------------------------------------------------------
    Total Investment Income                                                                                  11,005
-------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees (Note B)                                                                           1,209
  Administration Fees (Note C)                                                                                  781
  Shareholder Reporting Fees                                                                                     94
  Professional Fees                                                                                              57
  Distribution Fees -- Class II Shares (Note D)                                                                  50
  Custodian Fees (Note E)                                                                                        26
  Directors' Fees and Expenses                                                                                    4
  Other                                                                                                          17
-------------------------------------------------------------------------------------------------------------------
    Total Expenses                                                                                            2,238
-------------------------------------------------------------------------------------------------------------------
  Investment Advisory Fees Waived (Note B)                                                                      (50)
  Distribution Fees -- Class II Shares Waived (Note D)                                                          (14)
-------------------------------------------------------------------------------------------------------------------
    Net Expenses                                                                                              2,174
-------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                         8,831
-------------------------------------------------------------------------------------------------------------------
REALIZED GAIN (LOSS) ON:
  Investments Sold                                                                                            5,627
  Foreign Currency Transactions                                                                                (108)
  Futures Contracts                                                                                             (66)
  Swap Agreements                                                                                              (641)
-------------------------------------------------------------------------------------------------------------------
    Net Realized Gain (Loss)                                                                                  4,812
-------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
  Investments                                                                                                   849
  Foreign Currency Exchange Contracts and Translations                                                           (2)
  Futures Contracts                                                                                              26
  Swap Agreements                                                                                            (1,544)
-------------------------------------------------------------------------------------------------------------------
    Net Change in Unrealized Appreciation (Depreciation)                                                       (671)
-------------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                               4,141
-------------------------------------------------------------------------------------------------------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                               $          12,972
===================================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report -- December 31, 2004

CORE PLUS FIXED INCOME PORTFOLIO

                                                                                     YEAR ENDED           YEAR ENDED
                                                                              DECEMBER 31, 2004    DECEMBER 31, 2003
STATEMENT OF CHANGES IN NET ASSETS                                                        (000)                (000)
--------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                       $           8,831    $           7,362
  Net Realized Gain (Loss)                                                                4,812                2,727
  Net Change in Unrealized Appreciation (Depreciation)                                     (671)               3,804
--------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Operations                      12,972               13,893
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Class I:
  Net Investment Income                                                                 (10,616)                (190)
  Net Realized Gain                                                                        (639)              (2,412)
  Class II*:
  Net Investment Income                                                                    (543)                  (1)
  Net Realized Gain                                                                         (33)                  (7)
--------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                                 (11,831)              (2,610)
--------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  Class I:
  Subscriptions                                                                          42,188              104,809
  Distributions Reinvested                                                               11,255                2,602
  Redemptions                                                                           (97,323)             (72,518)
  Class II*:
  Subscriptions                                                                          17,578                8,275
  Distributions Reinvested                                                                  576                    8
  Redemptions                                                                            (1,969)              (1,521)
--------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions     (27,695)              41,655
--------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                               (26,554)              52,938
NET ASSETS:
  Beginning of Period                                                                   333,867              280,929
--------------------------------------------------------------------------------------------------------------------
  End of Period (Including Undistributed (Distributions in Excess of)
    Net Investment Income of $11,307 and $11,061, Respectively)               $         307,313    $         333,867
====================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    Class I:
    Shares Subscribed                                                                     3,657                9,248
    Shares Issued on Distributions Reinvested                                             1,002                  229
    Shares Redeemed                                                                      (8,392)              (6,399)
--------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class I Shares Outstanding                                (3,733)               3,078
--------------------------------------------------------------------------------------------------------------------
    Class II*:
    Shares Subscribed                                                                     1,531                  729
    Shares Issued on Distributions Reinvested                                                51                    1
    Shares Redeemed                                                                        (171)                (134)
--------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class II Shares Outstanding                                1,411                  596
--------------------------------------------------------------------------------------------------------------------

*    Class II shares commenced offering on May 1, 2003.

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report -- December 31, 2004

CORE PLUS FIXED INCOME PORTFOLIO

                                                                                                              YEAR ENDED
                                                                                                       DECEMBER 31, 2004
STATEMENT OF CASH FLOWS                                                                                            (000)
------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Proceeds from Sales and Maturities of Investments                                                    $         240,791
  Proceeds from Sales of Forward Commitments                                                                     796,389
  Purchases of Investments                                                                                      (201,444)
  Purchases of Forward Commitments                                                                              (881,283)
  Net (Increase) Decrease in Short-Term Investments                                                               75,264
  Net Realized Gain (Loss) on Foreign Currency Transactions                                                         (108)
  Net Realized Gain (Loss) on Futures Contracts                                                                      (66)
  Net Realized Gain (Loss) on Swap Agreements                                                                       (641)
  Net Investment Income                                                                                            8,831
ADJUSTMENTS TO RECONCILE NET INVESTMENT INCOME TO NET CASH PROVIDED (USED) IN OPERATING ACTIVITIES:
  Net (Increase) Decrease in Receivables Related to Operations                                                        60
  Net Increase (Decrease) in Payables Related to Operations                                                        2,010
  Accretion/Amortization of Discounts and Premiums                                                                  (162)
------------------------------------------------------------------------------------------------------------------------
    Net Cash Provided (Used) in Operating Activities                                                              39,641
------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from Portfolio Shares Sold                                                                             59,672
  Payment on Portfolio Shares Redeemed                                                                           (99,312)
------------------------------------------------------------------------------------------------------------------------
    Net Cash Provided (Used) in Financing Activities                                                             (39,640)
------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Cash                                                                                    1
CASH AT BEGINNING OF PERIOD                                                                                           --
------------------------------------------------------------------------------------------------------------------------
CASH AT END OF PERIOD                                                                                  $               1
========================================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report -- December 31, 2004

FINANCIAL HIGHLIGHTS

CORE PLUS FIXED INCOME PORTFOLIO

                                                                                          CLASS I
                                                            ----------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                            ----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                             2004           2003           2002           2001           2000
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $    11.54     $    11.12     $    10.85     $    10.51     $    10.05
----------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income                                           0.33#          0.27#          0.39#          0.42           0.64
  Net Realized and Unrealized Gain (Loss)                         0.15           0.25           0.41           0.56           0.47
----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                              0.48           0.52           0.80           0.98           1.11
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                          (0.44)         (0.01)         (0.41)         (0.46)         (0.65)
  Net Realized Gain                                              (0.03)         (0.09)         (0.12)         (0.18)            --
----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                          (0.47)         (0.10)         (0.53)         (0.64)         (0.65)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $    11.55     $    11.54     $    11.12     $    10.85     $    10.51
==================================================================================================================================
TOTAL RETURN+/-                                                   4.37%          4.64%          7.33%          9.32%         11.08%
==================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                           $  284,223     $  327,000     $  280,929     $  153,339     $   91,343
Ratio of Expenses to Average Net Assets                           0.70%          0.70%          0.70%          0.70%          0.70%
Ratio of Net Investment Income to Average Net Assets              2.90%          2.36%          3.49%          4.89%          6.52%
Portfolio Turnover Rate                                            287%^          123%            90%            71%            73%
----------------------------------------------------------------------------------------------------------------------------------
Ratios Before Expenses Waived and/or Reimbursed by Adviser:
    Expenses to Average Net Assets                                0.72%          0.73%          0.73%          0.71%          0.89%
    Net Investment Income to Average Net Assets                   2.88%          2.33%          3.46%          4.88%          6.33%
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                      CLASS II
                                                                                        -------------------------------------
                                                                                                                  PERIOD FROM
                                                                                              YEAR ENDED         MAY 1, 2003*
                                                                                            DECEMBER 31,      TO DECEMBER 31,
SELECTED PER SHARE DATA AND RATIOS                                                                  2004                 2003
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                    $          11.52     $          11.37
-----------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income                                                                            0.30#                0.14#
  Net Realized and Unrealized Gain (Loss)                                                           0.16                 0.11
-----------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                                                0.46                 0.25
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                                            (0.44)               (0.01)
  Net Realized Gain                                                                                (0.03)               (0.09)
-----------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                                            (0.47)               (0.10)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                          $          11.51     $          11.52
=============================================================================================================================
TOTAL RETURN+/-                                                                                     4.07%                2.16%++
=============================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                                                       $         23,090     $          6,867
Ratio of Expenses to Average Net Assets                                                             0.95%                0.95%**
Ratio of Net Investment Income to Average Net Assets                                                2.66%                2.11%**
Portfolio Turnover Rate                                                                            287%^                  123%++
-----------------------------------------------------------------------------------------------------------------------------
Ratios Before Expenses Waived and/or Reimbursed by Adviser and/or Distributor:
    Expenses to Average Net Assets                                                                  1.07%                1.08%**
    Net Investment Income to Average Net Assets                                                     2.54%                1.98%**
-----------------------------------------------------------------------------------------------------------------------------

*    Commenced offering
**   Annualized
#    Per share amount is based on average shares outstanding.
++   Not annualized
+/- Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.
^ The Portfolio's turnover rate is calculated by dividing the lesser of purchases and sales of securities for a fiscal year by the average monthly value of portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. The Portfolio's current year turnover rate reflects mortgage pool forward commitments as purchases and sales, which was not the case in past years. The inclusion of such securities caused the reported turnover rate to be higher during the period than in previous fiscal years.

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report -- December 31, 2004

NOTES TO FINANCIAL STATEMENTS

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of sixteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Core Plus Fixed Income Portfolio. The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of investment grade fixed income securities, particularly U.S. government, corporate and mortgage securities. The Portfolio offers two classes of shares -- Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NAS-DAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

   All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

   Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors.

2. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report -- December 31, 2004

NOTES TO FINANCIAL STATEMENTS (CONT'D)

3. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

   - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

   - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

   Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

   Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

   Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

4. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

   Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Assets and Liabilities.

5. FORWARD COMMITMENTS AND WHEN-ISSUED/ DELAYED DELIVERY SECURITIES: The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Liquid securities or cash is designated in an amount at least equal to these commitments. Securities held for this purpose cannot be sold while this strategy is

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report -- December 31, 2004

NOTES TO FINANCIAL STATEMENTS (CONT'D)

   outstanding, unless replaced with other assets. As a result, there is a possibility that as designated assets reach certain levels, a Portfolio may lose some flexibility in managing its investments, responding to shareholder redemption requests, or meeting other current obligations. Such transactions may give rise to a form of leverage. This can cause a Portfolio to be more volatile than if it had not been leveraged, as leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's portfolio securities.

6. FUTURES: The Portfolio may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations. Due from (to) broker is comprised of initial margin and variation margin, as stated in the Statement of Assets and Liabilities.

   The Portfolio may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

7. SWAP AGREEMENTS: The Portfolio may enter into swap agreements to exchange one return or cash flow for another return or cash flow in order to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Cash collateral for swap agreements, if applicable, is deposited with the broker serving as counterparty to the agreement, and is included in "Due from (to) Broker" on the Statement of Assets and Liabilities. The following summarizes swaps which may be entered into by the Portfolio.

   INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. In a zero-coupon interest rate swap, payments only occur at maturity, at which time one counterparty pays the total compounded fixed rate over the life of the swap and the other pays the total compounded floating rate that would have been earned had a series of LIBOR investments been rolled over through the life of the swap. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

   TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as appreciation or depreciation in the Statement of Operations. Periodic payments received or made at the end of each measurement period are recorded as realized gains or losses in the Statement of Operations.

   Realized gains or losses on maturity or termination of swap agreements are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value of open swaps reported in the Statement of Assets and Liabilities may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterpar-ties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

   Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Assets and Liabilities.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report -- December 31, 2004

NOTES TO FINANCIAL STATEMENTS (CONT'D)

   At December 31, 2004, the Portfolio had open swap agreements as follows:

                                                                                                                  NET UNREALIZED
                                  NOTIONAL                                                                         APPRECIATION
                  TERMINATION      AMOUNT                                                                         (DEPRECIATION)
COUNTERPARTY         DATE          (000)      TYPE PAY               RECEIVE                                           (000)
---------------------------------------------------------------------------------------------------------------------------------
Bank of
   America           1/27/05     $   4,700    TRS 3 month LIBOR      Index Return(1)                                  $   18
                     2/25/05         4,500    TRS 3 month LIBOR      Index Return(1)                                      53
                     8/15/19         7,100    ZCS at maturity        compounded 3 month LIBOR                             (6)
                     8/15/19         7,000    ZCS at maturity        compounded 3 month LIBOR                             (5)
                     2/15/22         3,000    ZCS at maturity        compounded 3 month LIBOR                              6
                     5/16/22         7,500    ZCS at maturity        compounded 3 month LIBOR                             23
                     5/16/22         6,600    ZCS at maturity        compounded 3 month LIBOR                             45
Citigroup            2/15/19         7,000    ZCS at maturity        compounded 3 month LIBOR                             (4)
                     5/15/19         2,900    ZCS at maturity        compounded 3 month LIBOR less 7.125 bps             (45)
                    11/15/19         1,150    ZCS at maturity        compounded 3 month LIBOR less 7.9 bps               (24)
                     2/15/20         1,200    ZCS at maturity        compounded 3 month LIBOR less 3.1 bps                12
                     2/15/20         1,200    ZCS at maturity        compounded 3 month LIBOR less 2.75 bps               12
                     2/15/20         4,200    ZCS at maturity        compounded 3 month LIBOR less 4.14 bps               16
                     2/15/20         2,025    ZCS at maturity        compounded 3 month LIBOR less 4.882 bps               3
                     5/15/20         1,275    ZCS at maturity        compounded 3 month LIBOR less 6.0 bps                (7)
                     5/15/20         5,450    ZCS at maturity        compounded 3 month LIBOR less 5.75 bps              (52)
                     5/15/20         3,750    ZCS at maturity        compounded 3 month LIBOR less 3.1 bps               (18)
                     5/15/20         1,750    ZCS at maturity        compounded 3 month LIBOR less 9.75 bps               24
                     8/15/20         1,850    ZCS at maturity        compounded 3 month LIBOR less 7.25 bps              (26)
                     2/15/21         1,500    ZCS at maturity        compounded 3 month LIBOR less 7.25 bps              (34)
                     5/15/21         3,900    ZCS at maturity        compounded 3 month LIBOR less 3.75 bps              (30)
                     5/15/21         1,950    ZCS at maturity        compounded 3 month LIBOR less 4.5 bps                (6)
                     5/15/21         1,950    ZCS at maturity        compounded 3 month LIBOR less 3.0 bps                55
                     5/15/21         5,750    ZCS at maturity        compounded 3 month LIBOR less 4.5 bps               218
                     5/15/21         6,000    ZCS at maturity        compounded 3 month LIBOR less 8.0 bps              (158)
                     5/15/21         1,400    ZCS at maturity        compounded 3 month LIBOR less 7.5 bps               (37)
                     5/15/21         1,400    ZCS at maturity        compounded 3 month LIBOR less 7.5 bps               (36)
                     5/15/21         4,000    ZCS at maturity        compounded 3 month LIBOR less 7.5 bps              (117)
                     5/15/21         1,070    ZCS at maturity        compounded 3 month LIBOR less 7.5 bps               (32)
                     5/15/21         1,130    ZCS at maturity        compounded 3 month LIBOR less 7.75 bps              (31)
                     5/15/21         1,180    ZCS at maturity        compounded 3 month LIBOR less 7.25 bps              (36)
                    11/15/21         1,950    ZCS at maturity        compounded 3 month LIBOR less 4.5 bps               (20)
                    11/15/21         6,750    ZCS at maturity        compounded 3 month LIBOR less 3.7 bps               (90)
                    11/15/21         1,950    ZCS at maturity        compounded 3 month LIBOR less 4.25 bps              (21)
                     2/15/22         1,750    ZCS at maturity        compounded 3 month LIBOR less 10.0 bps               16
                     8/15/22         2,300    ZCS at maturity        compounded 3 month LIBOR less 7.0 bps               (70)
                     8/15/22         3,000    ZCS at maturity        compounded 3 month LIBOR less 10.0 bps               36
                     2/15/23         2,000    ZCS at maturity        compounded 3 month LIBOR less 11.5 bps               12
                     2/15/23         5,000    ZCS at maturity        compounded 3 month LIBOR less 12.0 bps              (59)
Credit Suisse
   First Boston      5/15/16         5,500    ZCS at maturity        compounded 3 month LIBOR                            (20)
                     8/15/18         1,700    ZCS at maturity        compounded 3 month LIBOR                            (53)
                     2/15/19         3,000    ZCS at maturity        compounded 3 month LIBOR                             12
                     5/15/19           500    ZCS at maturity        compounded 3 month LIBOR                              1
                     8/15/19         2,500    ZCS at maturity        compounded 3 month LIBOR                            (77)
                    11/15/19         1,700    ZCS at maturity        compounded 3 month LIBOR                            (55)
                     2/15/21         4,150    ZCS at maturity        compounded 3 month LIBOR                           (130)
                     5/15/21         5,850    ZCS at maturity        compounded 3 month LIBOR                            (65)
                     5/15/21         5,850    ZCS at maturity        compounded 3 month LIBOR                            (16)
                     5/15/21         1,950    ZCS at maturity        compounded 3 month LIBOR                             21

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

NOTES TO FINANCIAL STATEMENTS (CONT'D)

                                                                                                                  NET UNREALIZED
                                  NOTIONAL                                                                         APPRECIATION
                  TERMINATION      AMOUNT                                                                         (DEPRECIATION)
COUNTERPARTY         DATE          (000)      TYPE PAY               RECEIVE                                           (000)
---------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs        2/15/20     $   1,130    ZCS at maturity        compounded 3 month LIBOR                         $  (31)
                     2/15/20           700    ZCS at maturity        compounded 3 month LIBOR                              2
                     2/15/20         1,175    ZCS at maturity        compounded 3 month LIBOR                              3
                     5/15/20           450    ZCS at maturity        compounded 3 month LIBOR                              4
                     8/15/20         6,000    ZCS at maturity        compounded 3 month LIBOR                             68
                     2/15/21         4,500    ZCS at maturity        compounded 3 month LIBOR                           (151)
                     2/15/21           225    ZCS at maturity        compounded 3 month LIBOR                             (2)
                    11/15/21         1,950    ZCS at maturity        compounded 3 month LIBOR                             (5)
                    11/15/21         3,425    ZCS at maturity        compounded 3 month LIBOR                            (37)
                     8/15/22         1,850    ZCS at maturity        compounded 3 month LIBOR                            (30)
                    11/15/22         1,950    ZCS at maturity        compounded 3 month LIBOR                             47
                                                                                                                      ------
                                                                                                                      $ (929)
                                                                                                                      ======

(1) Receive if positive (pay if negative), the total rate of return on the Bank of America Securities LLC AAA 10-year Commercial Mortgage-Backed Securities Daily Index.
bps -- basis points
TRS -- Total Return Swap
ZCS -- Zero Coupon Interest Rate Swap

8. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. INVESTMENT ADVISORY FEES: Morgan Stanley Investment Management Inc. (the "Adviser" or "MS Investment Management"), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets. Effective November 1, 2004, the Board of Directors of the Fund approved amending and restating the investment advisory agreement with MS Investment Management to reduce the fee, paid quarterly, to the annual rate based on daily net assets as follows:

               FIRST $1    MORE THAN
                BILLION   $1 BILLION
               ----------------------
                  0.375%        0.30%

Prior to November 1, 2004, the annual rate was 0.40% of the portion of the daily net assets not exceeding $500 million, 0.35% of the portion of the daily net assets between $500 million and $1 billion; and 0.30% of the portion of daily net assets in excess of $1 billion.

MS Investment Management has agreed to waive fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 0.70% for Class I shares and 0.95% for Class II shares. For the year ended December 31, 2004, this waiver amounted to $50,000.

C. ADMINISTRATION FEES: MS Investment Management (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and JPMorgan Investor Services Co. ("JPMIS"), a corporate affiliate of JPMorgan Chase Bank, JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund.

D. DISTRIBUTION FEES: Morgan Stanley & Co., Incorporated (the "Distributor"), a wholly-owned subsidiary of Morgan Stanley, serves as the distributor of the Fund and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

NOTES TO FINANCIAL STATEMENTS (CONT'D)

monthly, at a rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has voluntarily agreed to waive 0.10% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2004, this waiver amounted to $14,000.

E. CUSTODIAN FEES: JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Investment Company Act of 1940.

F. CONTRACTUAL OBLIGATIONS: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

G. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Distributions from the Portfolio are recorded on the ex-dividend date.

Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2003 was as follows:

                  2004 DISTRIBUTION          2003 DISTRIBUTIONS
                      PAID FROM:                 PAID FROM:
                -----------------------   -------------------------
                ORDINARY       LONG-TERM   ORDINARY       LONG-TERM
                  INCOME    CAPITAL GAIN     INCOME    CAPITAL GAIN
                   (000)           (000)      (000)           (000)
                ---------------------------------------------------
                $ 11,831           $ --       $ 2,610       $ --

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent book and tax basis differences may result in reclassifications among undistributed (distributions in excess of) net investment income, accumulated net realized gain (loss) and paid-in capital. These differences were primarily due to the differing treatments of gains and losses related to principal payments from mortgage-related securities and swap agreements gains and losses.

At December 31, 2004, the Portfolio had distributable earnings on a tax basis as follows:

                        UNDISTRIBUTED   UNDISTRIBUTED
                             ORDINARY       LONG-TERM
                               INCOME    CAPITAL GAIN
                                (000)           (000)
                        -----------------------------
                             $ 13,754            $ --

At December 31, 2004, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                                       NET
                                                              APPRECIATION
                     COST    APPRECIATION    DEPRECIATION   (DEPRECIATION)
                    (000)           (000)           (000)            (000)
              -------------------------------------------------------------
                $ 351,804         $ 9,694        $(2,706)          $ 6,988

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2004, the Portfolio deferred to January 1, 2005, for U.S. Federal income tax purposes, post-October capital losses of $531,000.

H. OTHER: For the year ended December 31, 2004, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $932,663,000 and $1,016,099,000, respectively. For the year ended December 31, 2004, purchases and sales of long-term U.S. Government securities were $61,871,000 and $14,791,000, respectively.

At December 31, 2004, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 62.7% and 85.0% for Class I and Class II shares, respectively.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report -- December 31, 2004

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
THE UNIVERSAL INSTITUTIONAL FUNDS, INC. -
CORE PLUS FIXED INCOME PORTFOLIO

We have audited the accompanying statement of assets and liabilities of the Core Plus Fixed Income Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio"), including the portfolio of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial s tate-ments and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Core Plus Fixed Income Portfolio of The Universal Institutional Funds, Inc. at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP


Boston, Massachusetts
February 11, 2005

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report -- December 31, 2004

FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended December 31, 2004, the Portfolio earned 35.2% of its income from direct U.S. Treasury Obligations.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report -- December 31, 2004


DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

Independent Directors:


                                                                                             NUMBER OF
                                        TERM OF                                              PORTFOLIOS IN
                                        OFFICE AND                                           FUND
                            POSITION(S) LENGTH OF                                            COMPLEX
NAME, AGE AND ADDRESS OF    HELD WITH   TIME            PRINCIPAL OCCUPATION(S) DURING PAST  OVERSEEN BY   OTHER DIRECTORSHIPS
DIRECTOR                    REGISTRANT  SERVED*         5 YEARS                              DIRECTOR**    HELD BY DIRECTOR
--------------------------- ----------- --------------  -----------------------------------  ------------- ------------------------
Michael Bozic (63)          Director    Director since  Private Investor; Director or        197           None.
c/o Kramer Levin Naftalis &             July 2003       Trustee of the Retail Funds (since
Frankel LLP                                             April 1994) and the Institutional
Counsel to the Independent                              Funds (since July 2003); formerly
Directors                                               Vice Chairman of Kmart Corporation
919 Third Avenue                                        (December 1998-October 2000),
New York, NY 10022-3902                                 Chairman and Chief Executive
                                                        Officer of Levitz Furniture
                                                        Corporation (November 1995-November
                                                        1998) and President and Chief
                                                        Executive Officer of Hills
                                                        Department Stores (May 1991-July
                                                        1995); formerly variously Chairman,
                                                        Chief Executive Officer, President
                                                        and Chief Operating Officer
                                                        (1987-1991) of the Sears
                                                        Merchandise Group of Sears Roebuck
                                                        & Co.

Edwin J. Garn (72)          Director    Director since  Director or Trustee of the Retail    197           Director of Franklin
1031 N. Chartwell Court                 July 2003       Funds (since January 1993) and the                 Covey (time management
Salt Lake City, UT 84103                                Institutional Funds (since July                    systems), BMW Bank of
                                                        2003); member of the Utah Regional                 North America, Inc.
                                                        Advisory Board of Pacific Corp.;                   (industrial loan
                                                        formerly Managing Director of                      corporation), United
                                                        Summit Ventures LLC (2000-2004);                   Space Alliance (joint
                                                        United States Senator (R- Utah)                    venture between
                                                        (1974-1992) and Chairman, Senate                   Lockheed Martin and The
                                                        Banking Committee (1980-1986),                     Boeing Company) and
                                                        Mayor of Salt Lake City, Utah                      Nuskin Asia Pacific
                                                        (1971-1974), Astronaut, Space                      (multilevel marketing);
                                                        Shuttle Discovery (April 12-19,                    member of the board of
                                                        1985), and Vice Chairman, Huntsman                 various civic and
                                                        Corporation (chemical company).                    charitable
                                                                                                           organizations.

Wayne E. Hedien (70)        Director    Director since  Retired; Director or Trustee of the  197           Director of the PMI
c/o Kramer Levin Naftalis &             July 2003       Retail Funds (since September 1997)                Group Inc. (private
Frankel LLP                                             and the Institutional Funds (since                 mortgage insurance);
Counsel to the                                          July 2003); formerly associated                    Trustee and Vice
Independent Directors                                   with the Allstate Companies                        Chairman of The Field
919 Third Avenue                                        (1966-1994), most recently as                      Museum of Natural
New York, NY 10022-3902                                 Chairman of The Allstate                           History; director of
                                                        Corporation (March 1993-December                   various other business
                                                        1994) and Chairman and Chief                       and charitable
                                                        Executive Officer of its                           organizations.
                                                        wholly-owned subsidiary, Allstate
                                                        Insurance Company (July
                                                        1989-December 1994).

Dr. Manuel H. Johnson (55)  Director    Director since  Senior Partner, Johnson Smick        197           Director of NVR, Inc.
c/o Johnson Smick                       July 2003       International, Inc., a consulting                  (home construction);
International, Inc.                                     firm; Chairman of the Audit                        Director of KFX Energy;
2099 Pennsylvania Avenue,                               Committee and Director or Trustee                  Director of RBS
NW Suite 950                                            of the Retail Funds (since July                    Greenwich Capital
Washington, D.C. 20006                                  1991) and the Institutional Funds                  Holdings (financial
                                                        (since July 2003); Co-Chairman and                 holdings company).
                                                        a founder of the Group of Seven
                                                        Council (G7C), an international
                                                        economic commission; formerly Vice
                                                        Chairman of the Board of Governors
                                                        of the Federal Reserve System and
                                                        Assistant Secretary of the U.S.
                                                        Treasury.

Joseph J. Kearns (62)       Director    Director since  President, Kearns & Associates LLC   198           Director of Electro
c/o Kearns & Associates                 August 1994     (investment consulting); Deputy                    Rent Corporation
LLC                                                     Chairman of the Audit Committee and                (equipment leasing),
PMB754                                                  Director or Trustee of the Retail                  The Ford Family
23852 Pacific Coast                                     Funds (since July 2003) and the                    Foundation and the UCLA
Highway                                                 Institutional Funds (since August                  Foundation.
Malibu, CA 90265                                        1994); previously Chairman of the
                                                        Audit Committee of the
                                                        Institutional Funds (October 2001-
                                                        July 2003); formerly CFO of the J.
                                                        Paul Getty Trust.

Michael Nugent (68)         Director    Director since  General Partner of Triumph Capital,  197           Director of various
c/o Triumph Capital, L.P.               July 2001       L.P., a private investment                         business organizations.
445 Park Avenue, 10th Floor                             partnership; Chairman of the
New York, NY 10022                                      Insurance Committee and Director or
                                                        Trustee of the Retail
                                                        Funds (since July 1991)
                                                        and the Institutional
                                                        Funds (since July 2001);
                                                        formerly Vice President,
                                                        Bankers Trust Company
                                                        and BT Capital
                                                        Corporation (1984-1988).

Fergus Reid (72)            Director    Director since  Chairman of Lumelite Plastics        198           Trustee and Director of
c/o Lumelite Plastics                   June 1992       Corporation; Chairman of the                       certain investment
Corporation                                             Governance Committee and Director                  companies in the J.P.
85 Charles Coleman Blvd.                                or Trustee of the Retail Funds                     Morgan Funds complex
Pawling, NY 12564                                       (since July 2003) and the                          managed by J.P. Morgan
                                                        Institutional Funds (since June                    Investment Management
                                                        1992).                                             Inc.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report -- December 31, 2004


DIRECTOR AND OFFICER INFORMATION (CONT'D)

Independent Directors:


                                                                                             NUMBER OF
                                        TERM OF                                              PORTFOLIOS IN
                                        OFFICE AND                                           FUND
                            POSITION(S) LENGTH OF                                            COM PLEX
NAME, AGE AND ADDRESS OF    HELD WITH   TIME            PRINCIPAL OCCUPATION(S) DURING PAST  OVERSEEN BY   OTHER DIRECTORSHIPS
DIRECTOR                    REGISTRANT  SERVED*         5 YEARS                              DIRECTOR**    HELD BY DIRECTOR
--------------------------- ----------- --------------  -----------------------------------  ------------- ------------------------
Charles A. Fiumefreddo (71) Chairman    Chairman of     Chairman and Director or Trustee of  197           None.
c/o Morgan Stanley Trust    and         the Board and   the Retail Funds (since July 1991)
Harborside Financial Center Director of Director since  and the Institutional Funds (since
Plaza Two 3rd Floor         the Board   July 2003       July 2003); formerly Chief
Jersey City, NJ 07311                                   Executive Officer of the Retail
                                                        Funds (until September 2002).

James F. Higgins (56)       Director    Director since  Director or Trustee of the Retail    197           Director of
c/o Morgan Stanley Trust                July 2003       Funds (since June 2000) and the                    AXA Financial,
Harborside Financial Center                             Institutional Funds (since July                    Inc. and The
Plaza Two 2nd Floor                                     2003); Senior Advisor of Morgan                    Equitable Life
Jersey City, NJ 07311                                   Stanley (since August 2000);                       Assurance
                                                        Director of Morgan Stanley                         Society of the
                                                        Distributors Inc. and Dean Witter                  United States
                                                        Realty Inc.; previously President                  (financial
                                                        and Chief Operating Officer of the                 services).
                                                        Private Client Group of Morgan
                                                        Stanley (May 1999-August 2000), and
                                                        President and Chief Operating
                                                        Officer of Individual Securities of
                                                        Morgan Stanley (February 1997-May
                                                        1999).

* Each Director serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. and any funds that have an investment adviser that is an affiliated entity of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

Additional information about the Fund's Directors can be found in the Fund's Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Fund at 1(800) 281-2715. You may also retrieve this information on-line at the Securities and Exchange Commission's web site at "http://www.sec.gov". To aid you in obtaining this information on-line, the Fund's Central Index Key (CIK) number is 1011378 and the SAI is found within form type 485BPOS.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report -- December 31, 2004


DIRECTOR AND OFFICER INFORMATION (CONT'D)

Officers:


                                            POSITION(S)  TERM OF OFFICE
                                            HELD WITH    AND LENGTH OF
NAME, AGE AND ADDRESS OF EXECUTIVE OFFICER  REGISTRANT   TIME SERVED*           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------  -----------  ---------------------  -------------------------------------------
Mitchell M. Merin (51)                      President    President since July   President and Chief Operating Officer of
Morgan Stanley Investment Management Inc.                2003                   Morgan Stanley Investment Management
1221 Avenue of the Americas 33rd Floor                                          Inc.; President, Director and Chief
New York, NY 10020                                                              Executive Officer of Morgan Stanley
                                                                                Investment Advisors Inc. and Morgan
                                                                                Stanley Services Company Inc.; Chairman
                                                                                and Director of Morgan Stanley
                                                                                Distributors Inc.; Chairman and Director
                                                                                of Morgan Stanley Trust; Director of
                                                                                various Morgan Stanley subsidiaries;
                                                                                President of the Institutional Funds
                                                                                (since July 2003) and President of the
                                                                                Retail Funds (since May 1999); Director
                                                                                (since July 2003) and President (since
                                                                                December 2002) of the Van Kampen
                                                                                Closed-End Funds; Trustee (since May
                                                                                1999) and President (since October 2002)
                                                                                of the Van Kampen Open-End Funds.

Ronald E. Robison (65)                      Executive    Executive Vice         Principal Executive Officer of Funds in
Morgan Stanley Investment Management Inc.   Vice         President and          the Fund complex since May 2003;
1221 Avenue of the Americas 34th Floor      President    Principal Executive    Managing Director of Morgan Stanley &
New York, NY 10020                          and          Officer since July     Co. Incorporated, Managing Director of
                                            Principal    2003                   Morgan Stanley; Managing Director, Chief
                                            Executive                           Administrative Officer and Director of
                                            Officer                             Morgan Stanley Investment Advisors Inc.
                                                                                and Morgan Stanley Services Company
                                                                                Inc.; Chief Executive Officer and
                                                                                Director of Morgan Stanley Trust;
                                                                                Managing Director and Director of Morgan
                                                                                Stanley Distributors Inc.; Executive
                                                                                Vice President and Principal Executive
                                                                                Officer of the Retail Funds (since April
                                                                                2003) and the Institutional Funds (since
                                                                                July 2003); previously President and
                                                                                Director of the Retail Funds (March 2001
                                                                                - July 2003) and Chief Global Operations
                                                                                Officer and Managing Director of Morgan
                                                                                Stanley Investment Management Inc.

Joseph J. McAlinden (61)                    Vice         Vice President since   Managing Director and Chief Investment
Morgan Stanley Investment Management Inc.   President    July 2003              Officer of Morgan Stanley Investment
1221 Avenue of the Americas 33rd Floor                                          Advisors Inc. and Morgan Stanley
New York, NY 10020                                                              Investment Management Inc.; Director of
                                                                                Morgan Stanley Trust; Chief Investment
                                                                                Officer of the Van Kampen Funds; Vice
                                                                                President of the Institutional Funds
                                                                                (since July 2003) and the Retail Funds
                                                                                (since July 1995).

Barry Fink (49)                             Vice         Vice President since   General Counsel (since May 2000) and
Morgan Stanley Investment Management Inc.   President    July 2003              Managing Director (since December 2000)
1221 Avenue of the Americas 22nd Floor                                          of Morgan Stanley Investment Management;
New York, NY 10020                                                              Managing Director (since December 2000),
                                                                                Secretary (since February 1997) and
                                                                                Director (since July 1998) of Morgan
                                                                                Stanley Investment Advisors Inc. and
                                                                                Morgan Stanley Services Company Inc.;
                                                                                Vice President of the Retail Funds;
                                                                                Assistant Secretary of Morgan Stanley DW
                                                                                Inc.; Vice President of the
                                                                                Institutional Funds (since July 2003);
                                                                                Managing Director, Secretary and
                                                                                Director of Morgan Stanley Distributors
                                                                                Inc.; previously Secretary of the Retail
                                                                                Funds and General Counsel (February
                                                                                1997- April 2004) of the Retail Funds
                                                                                Vice President and Assistant General
                                                                                Counsel of Morgan Stanley Investment
                                                                                Advisors Inc. and Morgan Stanley
                                                                                Services Company Inc. (February 1997-
                                                                                December 2001).

Amy R. Doberman (42)                        Vice         Vice President since   Managing Director and General Counsel,
Morgan Stanley Investment Management Inc.   President    July 2004              U.S. Investment Management; Managing
1221 Avenue of the Americas 22nd Floor                                          Director of the Investment Manager and
New York, NY 10020                                                              Morgan Stanley Investment Advisor Inc.;
                                                                                Vice President of the Institutional and
                                                                                Retail Funds (since July 2004); Vice
                                                                                President of the Van Kampen Funds (since
                                                                                August 2004) previously, Managing
                                                                                Director and General Counsel - Americas,
                                                                                UBS Global Asset Management (July
                                                                                2000-July 2004) and General Counsel,
                                                                                Aeltus Investment Management, Inc.
                                                                                (January 1997-July 2000).

Carsten Otto (41)                           Chief        Chief Compliance       Executive Director and U.S. Director of
Morgan Stanley Investment Management Inc.   Compliance   Officer since 2004     Compliance for Morgan Stanley Investment
1221 Avenue of the Americas 22nd Floor      Officer                             Management (since October 2004);
New York, NY 10020                                                              Executive Director of Morgan Stanley
                                                                                Investment Advisors Inc. and Morgan
                                                                                Stanley Investment Management Inc.;
                                                                                formerly Assistant Secretary and
                                                                                Assistant General Counsel of the Morgan
                                                                                Stanley Retail Funds.

Stefanie V. Chang (38)                      Vice         Vice President since   Executive Director of Morgan Stanley &
Morgan Stanley Investment Management Inc.   President    December 1997          Co. Incorporated, Morgan Stanley
1221 Avenue of the Americas 22nd Floor                                          Investment Management Inc. and Morgan
New York, NY 10020                                                              Stanley Investment Advisors Inc.; Vice
                                                                                President of the Institutional Funds and
                                                                                the Retail Funds; formerly practiced law
                                                                                with the New York law firm of Rogers &
                                                                                Wells (now Clifford Chance US LLP).

James W. Garrett (35)                       Treasurer    Treasurer since        Executive Director of Morgan Stanley &
Morgan Stanley Investment Management Inc.   and Chief    February 2002 CFO      Co. Incorporated, Morgan Stanley
1221 Avenue of the Americas 34th Floor      Financial    since July 2003        Investment Management Inc.; Treasurer
New York, NY 10020                          Officer                             and Chief Financial Officer of the
                                                                                Institutional Funds; Previously with
                                                                                PriceWaterhouse LLP (now
                                                                                PriceWaterhouseCoopers LLP).

Michael J. Leary (38)                       Assistant    Assistant Treasurer    Assistant Director and Vice President of
J.P. Morgan Investor Services Co.           Treasurer    since March 2003       Fund Administration, JPMorgan Investor
73 Tremont Street                                                               Services Co. (formerly Chase Global
Boston, MA 02108                                                                Funds Services Company); formerly Audit
                                                                                Manager at Ernst & Young LLP.

Mary E. Mullin (37)                         Secretary    Secretary since June   Executive Director of Morgan Stanley &
Morgan Stanley Investment Management Inc.                1999                   Co. Incorporated, Morgan Stanley
1221 Avenue of the Americas 22nd Floor                                          Investment Management Inc. and Morgan
New York, NY 10020                                                              Stanley Investment Advisors Inc.;
                                                                                Secretary of the Institutional Funds and
                                                                                the Retail Funds (since July 2003);
                                                                                formerly practiced law with the New York
                                                                                law firms of McDermott, Will & Emery and
                                                                                Skadden, Arps, Slate, Meagher & Flom
                                                                                LLP.

* This is the date the Officer began serving the Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report -- December 31, 2004

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Investment Management Inc 1221 Avenue of the Americas New York, New York 10020


DISTRIBUTOR
Morgan Stanley & Co. Incorporated 1221 Avenue of the Americas New York, New York 10020


CUSTODIAN
JPMorgan Chase Bank 270 Park Avenue New
York, New York 10017


LEGAL COUNSEL
Clifford Chance US LLP 31 West 52nd Street
New York, New York 10019


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

The Investment Adviser, Morgan Stanley Investment Management Inc. doing business in certain instances as Miller Anderson, Van Kampen or Morgan Stanley Asset Management.

REPORTING TO SHAREHOLDERS

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-281-2715 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by the prospectus of The Universal Institutional Funds, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im.

[MORGAN STANLEY LOGO]

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

ANNUAL REPORT - DECEMBER 31, 2004


TECHNOLOGY PORTFOLIO

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Investment Overview

TECHNOLOGY PORTFOLIO

The Technology Portfolio seeks long-term capital appreciation by investing primarily in equity securities of companies that the Adviser expects will benefit from their involvement in technology and technology-related industries. The Portfolio's concentration in the technology sector makes it subject to greater risk and volatility than portfolios that are more diversified, and the value of its shares may be substantially affected by economic events. In addition, the Portfolio may invest up to 35% in securities of foreign issuers.

PERFORMANCE

For the year ended December 31, 2004, the Portfolio had a total return of -1.64%, net of fees, compared to 8.59% for the Nasdaq Composite Index (the "Index") and 10.88% for the S&P 500 Index.

FACTORS AFFECTING PERFORMANCE

- Facing concerns about the pace of economic growth, overabundant inventories, and corporate capital spending, technology proved to be one of the weaker performing sectors in the broad equity market for the year. Among the major technology groups within the Nasdaq 100 Index, Internet software and services, computers and peripherals, internet and catalog retail, and communications equipment were the leading industries. Semiconductors, electronic equipment and instruments, and software were among the lagging groups for the year.

- Both stock selection and sector allocations detracted from the Fund's relative return. The largest negative influence came from our semiconductor position. A substantial overweight was primarily responsible for the unfavorable impact; however, stock selection also detracted.

- Stock selection was weakest in the communications equipment group, although this was slightly mitigated by the positive effect of our sector overweight. Stock selection and underweights in both internet catalog and retail and computers & peripherals also detracted from relative results.

- An overweight in internet software and services had the most significant positive impact on relative performance, despite being partly offset by weak performance from individual holdings in the group.

- Stock selection was strongest in the software and the electronic equipment and instruments industries. In both cases, the favorable impact was partially offset by the negative influence of sector overweights.

- Underweights in biotechnology, information technology services, and wireless telecommunications services also added to relative return.

MANAGEMENT STRATEGIES

- It is our goal to hold a Portfolio of high quality stocks with the potential to benefit from their involvement in the fields if Information Technology. We continue to favor companies that have some uniqueness or dynamic competitive advantage in their business model and potential for good revenue and earnings growth with high quality stream of cash flow.

January 2005

PERFORMANCE COMPARED TO THE NASDAQ COMPOSITE
INDEX(1) AND THE S&P 500 INDEX(2)

                                       TOTAL RETURNS(3)
                            -----------------------------------
                                         AVERAGE ANNUAL
                              ONE        FIVE             SINCE
                             YEAR        YEAR      INCEPTION(5)
---------------------------------------------------------------
Portfolio(4)                (1.64)%    (21.93)%          (18.20)%
Nasdaq Composite Index       8.59      (11.77)            (8.07)
S&P 500 Index               10.88       (2.30)            (1.15)

(1) The Nasdaq Composite Index is a broad based market capitalization weighted Index which measures all Nasdaq domestic and international based common type stocks listed on the Nasdaq Stock Market.
(2) The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
(3) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(4)  Commenced operations on November 30, 1999.
(5) For comparative purposes, average annual since inception returns listed for the index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the index.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Investment Overview (cont'd)

TECHNOLOGY PORTFOLIO

[CHART]

            COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
                                 SINCE INCEPTION

                                   NASDAQ
                     TECHNOLOGY  COMPOSITE     S&P 500
                     PORTFOLIO     INDEX         INDEX
                   -----------------------------------
11/30/99*           $   10,000   $  10,000   $  10,000
12/31/1999              12,416      12,198      10,589
12/31/2000               9,499       7,405       9,623
12/31/2001               4,855       5,847       8,480
12/31/2002               2,478       4,003       6,608
12/31/2003               3,662       6,004       8,503
12/31/2004               3,602       6,520       9,428

*    Commenced operations on November 30, 1999.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. PERFORMANCE ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT morganstanley.com/im. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES. PERFORMANCE SHOWN DOES NOT REFLECT FEES AND EXPENSES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD BE LOWER.

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

                                                                      EXPENSES PAID
                                                   ENDING ACCOUNT    DURING PERIOD*
                                       BEGINNING            VALUE   JULY 1, 2004 --
                                   ACCOUNT VALUE     DECEMBER 31,      DECEMBER 31,
                                    JULY 1, 2004             2004              2004
-----------------------------------------------------------------------------------
Actual                             $    1,000.00   $     1,019.90   $          5.84
Hypothetical (5% average
annual return before expenses)          1,000.00         1,019.36              5.84

* Expenses are equal to the Portfolio's annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

GRAPHIC PRESENTATION OF PORTFOLIO HOLDINGS

The following graph depicts the Portfolio's holdings by industry, as a percentage of total investments.

[CHART]

Short-Term Investment           1.8%
Computers (Software/Services)  44.8%
Electronics (Semiconductors)   19.6%
Communications Equipment        8.1%
Computers (Networking)          7.1%
Equipment (Semiconductors)      3.5%
Computers (Peripherals)         3.3%
Electrical Equipment            3.3%
Other*                          8.5%

* Industries which do not appear in the top 10 industries, as well as those which represent less than 3% of total investments, if applicable, are included in the category labeled "Other".

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Portfolio of Investments

TECHNOLOGY PORTFOLIO

                                                                                                    VALUE
                                                                                    SHARES          (000)
---------------------------------------------------------------------------------------------------------
COMMON STOCKS (98.5%)
CELLULAR/WIRELESS TELECOMMUNICATIONS (1.4%)
   Nextel Communications, Inc., Class A                                          (a)15,350   $        461
---------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT (8.1%)
   Alcatel S.A. ADR                                                              (a)15,900            248
   Andrew Corp.                                                                  (a)11,300            154
   AudioCodes Ltd.                                                                (a)7,400            123
   Comverse Technology, Inc.                                                     (a)15,400            377
   Corning, Inc.                                                                 (a)15,200            179
   Harmonic, Inc.                                                                (a)12,100            101
   Lucent Technologies, Inc.                                                     (a)43,200            162
   Motorola, Inc.                                                                    7,800            134
   Nortel Networks Corp.                                                         (a)35,600            124
   Qualcomm, Inc.                                                                   16,592            703
   Telefonaktiebolaget LM Ericsson ADR                                            (a)3,700            117
   Tellabs, Inc.                                                                 (a)19,300            166
---------------------------------------------------------------------------------------------------------
                                                                                                    2,588
=========================================================================================================
COMPUTERS (HARDWARE) (2.9%)
   Emulex Corp.                                                                  (a)14,000            236
   Juniper Networks, Inc.                                                        (a)12,851            350
   Seagate Technology                                                            (a)20,000            345
---------------------------------------------------------------------------------------------------------
                                                                                                      931
=========================================================================================================
COMPUTERS (NETWORKING) (7.1%)
   Avaya, Inc.                                                                    (a)7,300            126
   Cisco Systems, Inc.                                                           (a)89,456          1,726
   Network Appliance, Inc.                                                       (a)12,600            419
---------------------------------------------------------------------------------------------------------
                                                                                                    2,271
=========================================================================================================
COMPUTERS (PERIPHERALS) (3.4%)
   EMC Corp./Massachusetts                                                       (a)65,250            970
   Finisar Corp.                                                                 (a)45,940            105
---------------------------------------------------------------------------------------------------------
                                                                                                    1,075
=========================================================================================================
COMPUTERS (SOFTWARE/SERVICES) (42.1%)
   Adobe Systems, Inc.                                                               5,747            361
   Amdocs Ltd.                                                                   (a)16,000            420
   BEA Systems, Inc.                                                             (a)28,700            254
   BMC Software, Inc.                                                             (a)6,400            119
   Check Point Software Technologies Ltd.                                        (a)39,250            967
   Computer Associates International, Inc.                                           9,700            301
   F5 Networks, Inc.                                                              (a)3,600            175
   Hyperion Solutions Corp.                                                       (a)4,900            228
   Macromedia, Inc.                                                              (a)20,000            622
   McAfee, Inc.                                                                   (a)5,700            165
   Mercury Interactive Corp.                                                     (a)18,900            861
   Micromuse, Inc.                                                               (a)22,900            127
   Microsoft Corp.                                                                  78,950          2,109
   Netease.com ADR                                                                (a)2,200            116
   NetIQ Corp.                                                                   (a)13,200            161
   Novell, Inc.                                                                 (a)129,000            871
   Oracle Corp.                                                                  (a)48,100            660
   Quest Software, Inc.                                                          (a)12,321            197
   Red Hat, Inc.                                                                 (a)34,800            465
   SAP AG ADR                                                                        4,100            181
   Siebel Systems, Inc.                                                          (a)72,050            757
   Sina Corp.                                                                     (a)3,300            106
   Sonus Networks, Inc.                                                          (a)34,200            196
   Symantec Corp.                                                                (a)13,100   $        337
   VeriSign, Inc.                                                                (a)34,350          1,151
   Veritas Software Corp.                                                        (a)46,800          1,336
   Yahoo!, Inc.                                                                   (a)6,494            245
---------------------------------------------------------------------------------------------------------
                                                                                                   13,488
=========================================================================================================
CONSUMER STAPLES: BROADCASTING (TV, RADIO & CABLE) (1.5%)
   IAC/InterActiveCorp                                                           (a)17,950            496
---------------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.6%)
   Arbinet-thexchange, Inc.                                                      (a)33,000            820
---------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT (3.3%)
   Flextronics International Ltd.                                                (a)24,300            336
   Symbol Technologies, Inc.                                                        42,600            737
---------------------------------------------------------------------------------------------------------
                                                                                                    1,073
=========================================================================================================
ELECTRONICS (DEFENSE) (0.6%)
   Verint Systems, Inc.                                                           (a)5,400            196
---------------------------------------------------------------------------------------------------------
ELECTRONICS (SEMICONDUCTORS) (19.7%)
   Advanced Micro Devices, Inc.                                                  (a)17,600            388
   Altera Corp.                                                                  (a)16,000            331
   Analog Devices, Inc.                                                              6,123            226
   Applied Micro Circuits Corp.                                                  (a)21,700             91
   Broadcom Corp., Class A                                                       (a)13,921            449
   Celestica, Inc.                                                                (a)9,200            130
   Integrated Device Technology, Inc.                                            (a)14,300            165
   Intel Corp.                                                                      53,536          1,252
   Kopin Corp.                                                                   (a)50,100            194
   Linear Technology Corp.                                                          12,725            493
   LSI Logic Corp.                                                               (a)24,300            133
   Marvell Technology Group Ltd.                                                  (a)5,400            192
   Maxim Integrated Products, Inc.                                                  12,300            521
   National Semiconductor Corp.                                                     11,300            203
   PMC-Sierra, Inc.                                                              (a)14,900            168
   QLogic Corp.                                                                   (a)4,900            180
   RF Micro Devices, Inc.                                                        (a)28,200            193
   Texas Instruments, Inc.                                                          23,521            579
   Vitesse Semiconductor Corp.                                                   (a)23,100             82
   Xilinx, Inc.                                                                     10,972            325
---------------------------------------------------------------------------------------------------------
                                                                                                    6,295
=========================================================================================================
EQUIPMENT (SEMICONDUCTORS) (3.8%)
   Applied Materials, Inc.                                                       (a)18,825            322
   ASML Holding N.V. (NY Shares)                                                 (a)11,200            178
   KLA-Tencor Corp.                                                               (a)6,772            315
   Novellus Systems, Inc.                                                         (a)8,497            237
   RSA Security, Inc.                                                             (a)4,300             86
   Veeco Instruments, Inc.                                                        (a)3,500             74
---------------------------------------------------------------------------------------------------------
                                                                                                    1,212
=========================================================================================================
PHOTOGRAPHY/IMAGING (1.4%)
   Zebra Technologies Corp.                                                       (a)7,700            433
---------------------------------------------------------------------------------------------------------
SERVICES (COMMERCIAL & CONSUMER) (0.6%)
   Gemstar-TV Guide International, Inc.                                          (a)34,400            204
---------------------------------------------------------------------------------------------------------
TOTAL  COMMON STOCKS (COST $27,882)                                                                31,543
=========================================================================================================

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Portfolio of Investments (cont'd)

TECHNOLOGY PORTFOLIO

                                                                                      FACE
                                                                                    AMOUNT          VALUE
                                                                                     (000)          (000)
---------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (1.8%)
REPURCHASE AGREEMENT (1.8%)
   J.P. Morgan Securities, Inc., 2.00%,
      dated 12/31/04, due 1/3/05,
      repurchase price $562
      (COST $562)                                                               $   (b)562   $        562
---------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.3%) (COST $28,444)                                                          32,105
=========================================================================================================
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.3%)                                                         (91)
=========================================================================================================
NET ASSETS (100%)                                                                            $     32,014
=========================================================================================================

(a)  Non-income producing security
(b) Represents the Portfolio's undivided interest in a joint repurchase agreement which has a total value of $1,018,656,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this portfolio of investments as follows: Federal Farm Credit Bank, 0.00% to 6.75%, due 2/28/05 to 8/15/13; Federal Home Loan Bank, 1.10%
     to 6.875%, due 4/15/05 to 10/28/24; Federal Home Loan Mortgage Corp., 2.00% to 6.51%, due 6/15/15 to 3/15/19; Federal National Mortgage Association, 1.75% to 8.20%, due 2/24/05 to 5/24/19; and Financial Assist Corp., 8.80%,
     due 6/10/05. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.
ADR  American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

TECHNOLOGY PORTFOLIO

Statement of Assets and Liabilities

                                                                                                  DECEMBER 31, 2004
                                                                                                              (000)
-------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at Value (Cost $28,444)                                                           $          32,105
   Cash                                                                                                           1
   Dividends Receivable                                                                                           2
   Receivable for Portfolio Shares Sold                                                                           2
   Other Assets                                                                                                   1
-------------------------------------------------------------------------------------------------------------------
      Total Assets                                                                                           32,111
-------------------------------------------------------------------------------------------------------------------
LIABILITIES:
   Investment Advisory Fees Payable                                                                             (56)
   Administration Fees Payable                                                                                   (9)
   Payable for Portfolio Shares Redeemed                                                                         (6)
   Custodian Fees Payable                                                                                        (1)
   Directors' Fees and Expenses Payable                                                                          (1)
   Other Liabilities                                                                                            (24)
-------------------------------------------------------------------------------------------------------------------
      Total Liabilities                                                                                         (97)
-------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                        $          32,014
-------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Paid-in Capital                                                                                $         104,577
   Accumulated Net Realized Gain (Loss)                                                                     (76,224)
   Unrealized Appreciation (Depreciation) on Investments                                                      3,661
-------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                        $          32,014
===================================================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE Applicable to 8,925,721 outstanding
      $0.001 par value shares (authorized 500,000,000 shares)                                     $            3.59
===================================================================================================================

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

TECHNOLOGY PORTFOLIO

Statement of Operations

                                                                                                         YEAR ENDED
                                                                                                  DECEMBER 31, 2004
                                                                                                              (000)
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends                                                                                      $             302
   Interest                                                                                                       8
-------------------------------------------------------------------------------------------------------------------
      Total Investment Income                                                                                   310
-------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment Advisory Fees (Note B)                                                                            275
   Administration Fees (Note C)                                                                                  93
   Professional Fees                                                                                             32
   Shareholder Reporting Fees                                                                                    28
   Custodian Fees (Note D)                                                                                        9
   Directors' Fees and Expenses                                                                                   1
   Other                                                                                                          5
-------------------------------------------------------------------------------------------------------------------
      Total Expenses                                                                                            443
-------------------------------------------------------------------------------------------------------------------
   Investment Advisory Fees Waived (Note B)                                                                     (47)
-------------------------------------------------------------------------------------------------------------------
      Net Expenses                                                                                              396
-------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                                                    (86)
-------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
   Investments Sold                                                                                           2,556
-------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
   Investments                                                                                               (3,915)
-------------------------------------------------------------------------------------------------------------------
   NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                             (1,359)
-------------------------------------------------------------------------------------------------------------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                             $          (1,445)
===================================================================================================================

Statement of Changes in Net Assets

                                                                                           YEAR ENDED           YEAR ENDED
                                                                                    DECEMBER 31, 2004    DECEMBER 31, 2003
                                                                                                (000)                (000)
--------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net Investment Income (Loss)                                                     $             (86)   $            (296)
   Net Realized Gain (Loss)                                                                     2,556                 (766)
   Net Change in Unrealized Appreciation (Depreciation)                                        (3,915)              12,438
--------------------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets Resulting from Operations                           (1,445)              11,376
--------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
   Subscriptions                                                                                5,698               14,722
   Redemptions                                                                                (11,680)             (11,774)
--------------------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets Resulting
       from Capital Share Transactions                                                         (5,982)               2,948
--------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets                                                     (7,427)              14,324
NET ASSETS:
   Beginning of Period                                                                         39,441               25,117
--------------------------------------------------------------------------------------------------------------------------
   End of Period (Including Accumulated Net Investment Loss of $(2) in 2003)        $          32,014    $          39,441
==========================================================================================================================
(1)  CAPITAL SHARE TRANSACTIONS:
     Shares Subscribed                                                                          1,610                4,722
     Shares Redeemed                                                                           (3,477)              (4,081)
--------------------------------------------------------------------------------------------------------------------------
     Net  Increase (Decrease) in Capital Shares Outstanding                                    (1,867)                 641
==========================================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Financial Highlights

TECHNOLOGY PORTFOLIO

                                                                                      YEAR ENDED DECEMBER 31,
                                                                ------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                                 2004          2003          2002          2001          2000
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $     3.65    $     2.47    $     4.84    $     9.47    $    12.38
----------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net Investment Income (Loss)                                      (0.01)#       (0.03)#       (0.03)#       (0.04)        (0.07)
   Net Realized and Unrealized Gain (Loss)                           (0.05)         1.21         (2.34)        (4.59)        (2.84)
----------------------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                               (0.06)         1.18         (2.37)        (4.63)        (2.91)
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
   Net Realized Gain                                                    --            --            --            --         (0.00)+
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $     3.59    $     3.65    $     2.47    $     4.84    $     9.47
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN @@                                                      (1.64)%       47.77%       (48.97)%      (48.89)%      (23.49)%
----------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                               $   32,014    $   39,441    $   25,117    $   43,605    $   57,354
Ratio of Expenses to Average Net Assets                               1.15%         1.15%         1.15%         1.17%         1.15%
Ratio of Expenses to Average Net Assets Excluding Bank
Overdraft Expense                                                      N/A          1.15%          N/A          1.15%          N/A
Ratio of Net Investment Income (Loss) to Average Net Assets          (0.25)%       (0.96)%       (1.02)%       (0.95)%       (0.85)%
Portfolio Turnover Rate                                                 80%          108%          140%           71%          139%
----------------------------------------------------------------------------------------------------------------------------------
Ratios Before Expenses Waived and/or Reimbursed by Adviser:
      Expenses to Average Net Assets                                  1.29%         1.33%         1.29%         1.31%         1.36%
      Net Investment Income (Loss) to Average Net Assets             (0.39)%       (1.14)%       (1.16)%       (1.09)%       (1.06)%
----------------------------------------------------------------------------------------------------------------------------------

#    Per share amount is based on average shares outstanding.
+    Amount is less than $0.005 per share.
@@ Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of sixteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Technology Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in equity securities of companies that the Adviser expects will benefit from their involvement in technology and technology-related industries. The Portfolio's concentration in the technology sector makes it subject to greater risk and volatility than portfolios that are more diversified, and the value of its shares may be substantially affected by economic events.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

     All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

2. REPURCHASE AGREEMENTS: The Portfolio may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

3. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets.

B. INVESTMENT ADVISORY FEES: Morgan Stanley Investment Management Inc. (the "Adviser" or "MS Investment Management"), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Notes to Financial Statements (cont'd)

fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                           FROM $500
          FIRST $500      MILLION TO      MORE THAN
             MILLION     $1  BILLION     $1 BILLION
          -----------------------------------------
                0.80%           0.75%          0.70%

MS Investment Management has agreed to waive fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses, excluding bank overdraft and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.15%. For the year ended December 31, 2004, this waiver amounted to $47,000.

C. ADMINISTRATION FEES: MS Investment Management (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. ("JPMIS"), a corporate affiliate of JPMorgan Chase Bank, JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund.

D. CUSTODIAN FEES: JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Investment Company Act of 1940.

E. CONTRACTUAL OBLIGATIONS: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

F. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Distributions from the Portfolio are recorded on the ex-dividend date.

Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The Portfolio had no distributions paid during 2004 and 2003.

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent book and tax basis differences may result in reclassifications among undistributed (distributions in excess of) net investment income (or accumulated net investment loss), accumulated net realized gain (loss) and paid-in capital. These differences were primarily due to differing treatments for net investment losses.

At December 31, 2004, the Portfolio had no distributable earnings on a tax basis.

At December 31, 2004, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                           NET
                                                  APPRECIATION
           COST   APPRECIATION   DEPRECIATION   (DEPRECIATION)
          (000)          (000)          (000)            (000)
     ---------------------------------------------------------
     $   30,593   $      3,875   $     (2,363)  $        1,512

At December 31, 2004, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $74,075,000 of which $7,602,000 will expire on December 31, 2008, $33,239,000 will expire on December 31, 2009, $24,555,000 will expire on December 31, 2010 and $8,679,000 will expire on December 31, 2011.

During the year ended December 31, 2004, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $1,369,000.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for such gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

G. OTHER: For the year ended December 31, 2004, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term invest-

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Notes to Financial Statements (cont'd)

ments, were approximately $27,084,000 and $33,079,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2004.

During the year ended December 31, 2004, the Portfolio incurred $3,707 of brokerage commissions to Morgan Stanley & Co. Incorporated, an affiliated broker dealer.

At December 31, 2004, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 89.1%.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Report of Independent Registered Public Accounting Firm

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
THE UNIVERSAL INSTITUTIONAL FUNDS, INC. -
TECHNOLOGY PORTFOLIO

We have audited the accompanying statement of assets and liabilities of the Technology Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio"), including the portfolio of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Technology Portfolio of The Universal Institutional Funds, Inc. at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP


Boston, Massachusetts
February 11, 2005

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Director and Officer Information (unaudited)

Independent Directors:

                                                                                            NUMBER OF
                                     TERM OF                                                PORTFOLIOS IN
                                     OFFICE AND                                             FUND
                         POSITION(S) LENGTH OF                                              COMPLEX
NAME, AGE AND ADDRESS OF HELD WITH   TIME                                                   OVERSEEN BY   OTHER DIRECTORSHIPS
DIRECTOR                 REGISTRANT  SERVED*    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS DIRECTOR**    HELD BY DIRECTOR
------------------------ ----------- ---------- ------------------------------------------- ------------- --------------------------
Michael Bozic (63)       Director    Director   Private Investor; Director or Trustee of    197           None.
c/o Kramer Levin                     since July the Retail Funds (since April 1994) and
Naftalis &                           2003       the Institutional Funds (since July 2003);
Frankel LLP                                     formerly Vice Chairman of Kmart
Counsel to the                                  Corporation (December 1998-October 2000),
Independent Directors                           Chairman and Chief Executive Officer of
919 Third Avenue                                Levitz Furniture Corporation (November
New York, NY 10022-3902                         1995-November 1998) and President and
                                                Chief Executive Officer of Hills
                                                Department Stores (May 1991-July 1995);
                                                formerly variously Chairman, Chief
                                                Executive Officer, President and Chief
                                                Operating Officer (1987-1991) of the Sears
                                                Merchandise Group of Sears Roebuck & Co.

Edwin J. Garn (72)       Director    Director   Director or Trustee of the Retail Funds     197           Director of Franklin Covey
1031 N. Chartwell Court              since July (since January 1993) and the Institutional                (time management systems),
Salt Lake City, UT 84103             2003       Funds (since July 2003); member of the                    BMW Bank of North America,
                                                Utah Regional Advisory Board of Pacific                   Inc. (industrial loan
                                                Corp.; formerly Managing Director of                      corporation), United Space
                                                Summit Ventures LLC (2000-2004); United                   Alliance (joint venture
                                                States Senator (R- Utah) (1974-1992) and                  between Lockheed Martin
                                                Chairman, Senate Banking Committee                        and The Boeing Company)
                                                (1980-1986), Mayor of Salt Lake City, Utah                and Nuskin Asia Pacific
                                                (1971-1974), Astronaut, Space Shuttle                     (multilevel marketing);
                                                Discovery (April 12-19, 1985), and Vice                   member of the board of
                                                Chairman, Huntsman Corporation (chemical                  various civic and
                                                company).                                                 charitable organizations.

Wayne E. Hedien (70)     Director    Director   Retired; Director or Trustee of the Retail  197           Director of the PMI Group
c/o Kramer Levin                     since July Funds (since September 1997) and the                      Inc. (private mortgage
Naftalis &                           2003       Institutional Funds (since July 2003);                    insurance); Trustee and
Frankel LLP                                     formerly associated with the Allstate                     Vice Chairman of The Field
Counsel to the                                  Companies (1966-1994), most recently as                   Museum of Natural History;
Independent Directors                           Chairman of The Allstate Corporation                      director of various other
919 Third Avenue                                (March 1993-December 1994) and Chairman                   business and charitable
New York, NY 10022-3902                         and Chief Executive Officer of its                        organizations.
                                                wholly-owned subsidiary, Allstate
                                                Insurance Company (July 1989-December
                                                1994).

Dr. Manuel H. Johnson    Director    Director   Senior Partner, Johnson Smick               197           Director of NVR, Inc.
(55)                                 since July International, Inc., a consulting firm;                   (home construction);
c/o Johnson Smick                    2003       Chairman of the Audit Committee and                       Director of KFX Energy;
International, Inc.                             Director or Trustee of the Retail Funds                   Director of RBS Greenwich
2099 Pennsylvania                               (since July 1991) and the Institutional                   Capital Holdings
Avenue,                                         Funds (since July 2003); Co-Chairman and a                (financial holdings
NW Suite 950                                    founder of the Group of Seven Council                     company).
Washington, D.C. 20006                          (G7C), an international economic
                                                commission; formerly Vice Chairman of the
                                                Board of Governors of the Federal Reserve
                                                System and Assistant Secretary of the U.S.
                                                Treasury.

Joseph J. Kearns (62)    Director    Director   President, Kearns & Associates LLC          198           Director of Electro Rent
c/o Kearns & Associates              since      (investment consulting); Deputy Chairman                  Corporation (equipment
LLC                                  August     of the Audit Committee and Director or                    leasing), The Ford Family
PMB754                               1994       Trustee of the Retail Funds (since July                   Foundation and the UCLA
23852 Pacific Coast                             2003) and the Institutional Funds (since                  Foundation.
Highway                                         August 1994); previously Chairman of the
Malibu, CA 90265                                Audit Committee of the Institutional Funds
                                                (October 2001-July 2003); formerly CFO of
                                                the J. Paul Getty Trust.

Michael Nugent (68)      Director    Director   General Partner of Triumph Capital, L.P.,   197           Director of various
c/o Triumph Capital,                 since July a private investment partnership; Chairman                business organizations.
L.P.                                 2001       of the Insurance Committee and Director or
445 Park Avenue,                                Trustee of the Retail Funds (since July
10th Floor                                      1991) and the Institutional Funds (since
New York, NY 10022                              July 2001); formerly Vice President,
                                                Bankers Trust Company and BT Capital
                                                Corporation (1984-1988).

Fergus Reid (72)         Director    Director   Chairman of Lumelite Plastics Corporation;  198           Trustee and Director of
c/o Lumelite Plastics                since June Chairman of the Governance Committee and                  certain investment
Corporation                          1992       Director or Trustee of the Retail Funds                   companies in the J.P.
85 Charles Coleman Blvd.                        (since July 2003) and the Institutional                   Morgan Funds complex
Pawling, NY 12564                               Funds (since June 1992).                                  managed by J.P. Morgan
                                                                                                          Investment Management Inc.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Director and Officer Information (cont'd)

Interested Directors:

                                                                                            NUMBER OF
                                     TERM OF                                                PORTFOLIOS IN
                                     OFFICE AND                                             FUND
                         POSITION(S) LENGTH OF                                              COMPLEX
NAME, AGE AND ADDRESS OF HELD WITH   TIME                                                   OVERSEEN BY   OTHER DIRECTORSHIPS
DIRECTOR                 REGISTRANT  SERVED*    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS DIRECTOR**    HELD BY DIRECTOR
------------------------ ----------- ---------- ------------------------------------------- ------------- --------------------------
Charles A. Fiumefreddo   Chairman    Chairman   Chairman and Director or Trustee of the     197           None.
(71)                     and         of the     Retail Funds (since July 1991) and the
c/o Morgan Stanley Trust Director    Board and  Institutional Funds (since July 2003);
Harborside Financial     of the      Director   formerly Chief Executive Officer of the
Center                   Board       since July Retail Funds (until September 2002).
Plaza Two 3rd Floor                  2003
Jersey City, NJ 07311

James F. Higgins (56)    Director    Director   Director or Trustee of the Retail Funds     197           Director of AXA Financial,
c/o Morgan Stanley Trust             since July (since June 2000) and the Institutional                   Inc. and The Equitable
Harborside Financial                 2003       Funds (since July 2003); Senior Advisor of                Life Assurance Society of
Center                                          Morgan Stanley (since August 2000);                       the United States
Plaza Two 2nd Floor                             Director of Morgan Stanley Distributors                   (financial services).
Jersey City, NJ 07311                           Inc. and Dean Witter Realty Inc.;
                                                previously President and Chief Operating
                                                Officer of the Private Client Group of
                                                Morgan Stanley (May 1999-August 2000), and
                                                President and Chief Operating Officer of
                                                Individual Securities of Morgan Stanley
                                                (February 1997-May 1999).

* Each Director serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. and any funds that have an investment adviser that is an affiliated entity of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

Additional information about the Fund's Directors can be found in the Fund's Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Fund at 1(800) 281-2715. You may also retrieve this information on-line at the Securities and Exchange Commission's web site at "http://www.sec.gov". To aid you in obtaining this information on-line, the Fund's Central Index Key (CIK) number is 1011378 and the SAI is found within form type 485BPOS.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Director and Officer Information (cont'd)

Officers:

                                            POSITION(S)  TERM OF OFFICE
                                            HELD WITH    AND LENGTH OF
NAME, AGE AND ADDRESS OF EXECUTIVE OFFICER  REGISTRANT   TIME SERVED*     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------  -----------  ---------------  -------------------------------------------------------
Mitchell M. Merin (51)                      President    President since  President and Chief Operating Officer of Morgan Stanley
Morgan Stanley Investment Management Inc.                July 2003        Investment Management Inc.; President, Director and
1221 Avenue of the Americas 33rd Floor                                    Chief Executive Officer of Morgan Stanley Investment
New York, NY 10020                                                        Advisors Inc. and Morgan Stanley Services Company Inc.;
                                                                          Chairman and Director of Morgan Stanley Distributors
                                                                          Inc.; Chairman and Director of Morgan Stanley Trust;
                                                                          Director of various Morgan Stanley subsidiaries;
                                                                          President of the Institutional Funds (since July 2003)
                                                                          and President of the Retail Funds (since May 1999);
                                                                          Director (since July 2003) and President (since
                                                                          December 2002) of the Van Kampen Closed-End Funds;
                                                                          Trustee (since May 1999) and President (since October
                                                                          2002) of the Van Kampen Open-End Funds.

Ronald E. Robison (65)                      Executive    Executive Vice   Principal Executive Officer of Funds in the Fund
Morgan Stanley Investment Management Inc.   Vice         President and    complex since May 2003; Managing Director of Morgan
1221 Avenue of the Americas 34th Floor      President    Principal        Stanley & Co. Incorporated, Managing Director of Morgan
New York, NY 10020                          and          Executive        Stanley; Managing Director, Chief Administrative
                                            Principal    Officer since    Officer and Director of Morgan Stanley Investment
                                            Executive    July 2003        Advisors Inc. and Morgan Stanley Services Company Inc.;
                                            Officer                       Chief Executive Officer and Director of Morgan Stanley
                                                                          Trust; Managing Director and Director of Morgan Stanley
                                                                          Distributors Inc.; Executive Vice President and
                                                                          Principal Executive Officer of the Retail Funds (since
                                                                          April 2003) and the Institutional Funds (since July
                                                                          2003); previously President and Director of the Retail
                                                                          Funds (March 2001 - July 2003) and Chief Global
                                                                          Operations Officer and Managing Director of Morgan
                                                                          Stanley Investment Management Inc.

Joseph J. McAlinden (61)                    Vice         Vice President   Managing Director and Chief Investment Officer of
Morgan Stanley Investment Management Inc.   President    since July       Morgan Stanley Investment Advisors Inc. and Morgan
1221 Avenue of the Americas 33rd Floor                   2003             Stanley Investment Management Inc.; Director of Morgan
New York, NY 10020                                                        Stanley Trust; Chief Investment Officer of the Van
                                                                          Kampen Funds; Vice President of the Institutional Funds
                                                                          (since July 2003) and the Retail Funds (since July
                                                                          1995).

Barry Fink (49)                             Vice         Vice President   General Counsel (since May 2000) and Managing Director
Morgan Stanley Investment Management Inc.   President    since July       (since December 2000) of Morgan Stanley Investment
1221 Avenue of the Americas 22nd Floor                   2003             Management; Managing Director (since December 2000),
New York, NY 10020                                                        Secretary (since February 1997) and Director (since
                                                                          July 1998) of Morgan Stanley Investment Advisors Inc.
                                                                          and Morgan Stanley Services Company Inc.; Vice
                                                                          President of the Retail Funds; Assistant Secretary of
                                                                          Morgan Stanley DW Inc.; Vice President of the
                                                                          Institutional Funds (since July 2003); Managing
                                                                          Director, Secretary and Director of Morgan Stanley
                                                                          Distributors Inc.; previously Secretary of the Retail
                                                                          Funds and General Counsel (February 1997- April 2004)
                                                                          of the Retail Funds Vice President and Assistant
                                                                          General Counsel of Morgan Stanley Investment Advisors
                                                                          Inc. and Morgan Stanley Services Company Inc. (February
                                                                          1997- December 2001).

Amy R. Doberman (42)                        Vice         Vice President   Managing Director and General Counsel, U.S. Investment
Morgan Stanley Investment Management Inc.   President    since July       Management; Managing Director of the Investment Manager
1221 Avenue of the Americas 22nd Floor                   2004             and Morgan Stanley Investment Advisor Inc.; Vice
New York, NY 10020                                                        President of the Institutional and Retail Funds (since
                                                                          July 2004); Vice President of the Van Kampen Funds
                                                                          (since August 2004) previously, Managing Director and
                                                                          General Counsel - Americas, UBS Global Asset Management
                                                                          (July 2000-July 2004) and General Counsel, Aeltus
                                                                          Investment Management, Inc. (January 1997-July 2000).

Carsten Otto (41)                           Chief        Chief            Executive Director and U.S. Director of Compliance for
Morgan Stanley Investment Management Inc.   Compliance   Compliance       Morgan Stanley Investment Management (since October
1221 Avenue of the Americas 22nd Floor      Officer      Officer since    2004); Executive Director of Morgan Stanley Investment
New York, NY 10020                                       2004             Advisors Inc. and Morgan Stanley Investment Management
                                                                          Inc.; formerly Assistant Secretary and Assistant
                                                                          General Counsel of the Morgan Stanley Retail Funds.

Stefanie V. Chang (38)                      Vice         Vice President   Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.   President    since            Incorporated, Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas 22nd Floor                   December         and Morgan Stanley Investment Advisors Inc.; Vice
New York, NY 10020                                       1997             President of the Institutional Funds and the Retail
                                                                          Funds; formerly practiced law with the New York law
                                                                          firm of Rogers & Wells (now Clifford Chance US LLP).

James W. Garrett (35)                       Treasurer    Treasurer since  Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.   and Chief    February 2002    Incorporated, Morgan Stanley Investment Management
1221 Avenue of the Americas 34th Floor      Financial    CFO since July   Inc.; Treasurer and Chief Financial Officer of the
New York, NY 10020                          Officer      2003             Institutional Funds; Previously with PriceWaterhouse
                                                                          LLP (now PriceWaterhouseCoopers LLP).

Michael J. Leary (38)                       Assistant    Assistant        Assistant Director and Vice President of Fund
J.P. Morgan Investor Services Co.           Treasurer    Treasurer since  Administration, JPMorgan Investor Services Co.
73 Tremont Street                                        March 2003       (formerly Chase Global Funds Services Company);
Boston, MA 02108                                                          formerly Audit Manager at Ernst & Young LLP.

Mary E. Mullin (37)                         Secretary    Secretary        Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.                since June       Incorporated, Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas 22nd Floor                   1999             and Morgan Stanley Investment Advisors Inc.; Secretary
New York, NY 10020                                                        of the Institutional Funds and the Retail Funds (since
                                                                          July 2003); formerly practiced law with the New York
                                                                          law firms of McDermott, Will & Emery and Skadden, Arps,
                                                                          Slate, Meagher & Flom LLP.

----------
* This is the date the Officer began serving the Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN
JPMorgan Chase Bank
270 Park Avenue
New York, New York 10017

LEGAL COUNSEL
Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

The Investment Adviser, Morgan Stanley Investment Management Inc. doing business in certain instances as Miller Anderson, Van Kampen or Morgan Stanley Asset Management.

REPORTING TO SHAREHOLDERS

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-281-2715 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by the prospectus of The Universal Institutional Funds, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im.

[MORGAN STANLEY LOGO]

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

ANNUAL REPORT - DECEMBER 31, 2004


MID CAP GROWTH PORTFOLIO

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Investment Overview

MID CAP GROWTH PORTFOLIO

The Mid Cap Growth Portfolio seeks long-term capital growth by investing primarily in growth-oriented equity securities of U.S. mid-cap companies. Investments in small- to medium-sized corporations are more vulnerable to financial risks and other risks than larger corporations and may involve a higher degree of price volatility than investments in the general equity markets.

PERFORMANCE

For the year ended December 31, 2004, the Portfolio's Class I Shares had a total return of 21.60%, net of fees, compared to 15.48% for the Russell Midcap Growth Index (the "Index"). The Portfolio's Class II shares had a total return of 21.48%, net of fees.

FACTORS AFFECTING PERFORMANCE

- The Portfolio outperformed the Index primarily due to stock selection; sector weights also were favorable.

- Superior stock selection coupled with an underweight in technology made the strongest contribution to performance relative to the Index. Within technology, software and semiconductors were areas of particular strength. Technology had the lowest return among the Index sectors, and the Portfolio's stocks materially outperformed those held in the Index in aggregate.

- Energy stocks held by the Portfolio also outperformed last year. This was one of the strongest areas in the market, so the overweight position in these names also contributed positively to results. Among the Fund's holdings, crude oil producers performed well, benefiting from the rising trend in oil prices.

- Consumer discretionary was the largest sector in the Portfolio and favorable stock selection as well as an overweight in this area helped overall returns. Casinos and gambling, leisure and commercial service names made the strongest contributions.

- Utilities, a small sector in the Index, was the top performing area of the Index, however the stocks held in the Portfolio, in the area of telecom, lagged.

MANAGEMENT STRATEGIES

 - On average the three largest sectors in the Portfolio during 2004 were consumer discretionary, health care and technology.

JANUARY 2005
PERFORMANCE COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX(1)

                                                        TOTAL RETURNS(2)
                                           -------------------------------------------
                                                               AVERAGE ANNUAL
                                               ONE                               SINCE
                                              YEAR       FIVE YEAR        INCEPTION(5)
--------------------------------------------------------------------------------------
Portfolio - Class I(3)                       21.60%          (4.91)%              1.42%
Russell Midcap Growth Index                  15.48           (3.36)               3.97
Portfolio - Class II(4)                      21.48              --               31.18
Russell Midcap Growth Index                  15.48              --               27.89

(1) The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on October 18, 1999.
(4)  Commenced offering on May 5, 2003.
(5) For comparative purposes, average annual since inception returns listed for the index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the index.

[CHART]

    COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT SINCE INCEPTION

                  MID CAP GROWTH
                      PORTFOLIO-     RUSSELL MIDCAP
                         CLASS I       GROWTH INDEX
                  ---------------------------------
10/18/99*         $       10,000     $       10,000
12/31/1999                13,840             14,525
12/31/2000                12,826             12,818
12/31/2001                 9,066             10,235
12/31/2002                 6,241              7,430
12/31/2003                 8,848             10,603
12/31/2004                10,759             12,245

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Investment Overview (cont'd)

MID CAP GROWTH PORTFOLIO

[CHART]

    COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT SINCE INCEPTION

                  MID CAP GROWTH
                     PORTFOLIO -     RUSSELL MIDCAP
                        CLASS II       GROWTH INDEX
                  --------------     --------------
5/5/03*           $       10,000     $       10,000
12/31/2003                14,176             14,271
12/31/2004                17,221             16,480

*    Commenced operations on October 18, 1999.
**   Commenced offering on May 5, 2003.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. PERFORMANCE ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT morganstanley.com/im. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES. PERFORMANCE SHOWN DOES NOT REFLECT FEES AND EXPENSES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD BE LOWER.

EXPENSE EXAMPLES

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees; distribution (12b-1) fees (in the case of Class II shares); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

                                                                       EXPENSES PAID
                                                  ENDING ACCOUNT      DURING PERIOD*
                                   BEGINNING               VALUE     JULY 1, 2004 --
                               ACCOUNT VALUE        DECEMBER 31,        DECEMBER 31,
                                JULY 1, 2004                2004                2004
------------------------------------------------------------------------------------
CLASS I
Actual                     $        1,000.00   $        1,123.60   $            5.60
Hypothetical (5% average
annual return before                1,000.00            1,019.86                5.33
expenses)

CLASS II
Actual                              1,000.00            1,123.80                6.14
Hypothetical (5% average
annual return before                1,000.00            1,019.36                5.84
expenses)

* Expenses are equal to Class I and Class II shares' annualized expense ratios of 1.05% and 1.15%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Investment Overview (cont'd)

MID CAP GROWTH PORTFOLIO

GRAPHIC PRESENTATION OF PORTFOLIO HOLDINGS

The following graph depicts the Portfolio's holdings by industry as a percentage of total investments.

[CHART]

Short-Term Investment                                          1.9%
Computer Services Software & Systems                           8.6%
Retail                                                         7.0%
Casinos & Gambling                                             6.7%
Services: Commercial                                           6.0%
Medical & Dental Instruments & Supplies                        5.9%
Advertising Agencies                                           3.9%
Energy Miscellaneous                                           3.5%
Hotel/Motel                                                    3.4%
Other*                                                        53.1%

* Industries which do not appear in the top 10 industries, as well as those which represent less than 3% of total investments, if applicable, are included in the category labeled "Other".

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Portfolio of Investments

MID CAP GROWTH PORTFOLIO

                                                                                                    VALUE
                                                                                    SHARES          (000)
---------------------------------------------------------------------------------------------------------
COMMON STOCKS (99.6%)
ADVERTISING AGENCIES (4.0%)
  Getty Images, Inc.                                                             (a)26,200   $      1,804
  Lamar Advertising Co.                                                          (a)43,800          1,873
  Monster Worldwide, Inc.                                                        (a)14,500            488
  R.H. Donnelley Corp.                                                            (a)9,700            573
---------------------------------------------------------------------------------------------------------
                                                                                                    4,738
=========================================================================================================
AEROSPACE (0.3%)
  Rockwell Collins, Inc.                                                            10,000            394
---------------------------------------------------------------------------------------------------------
AIR TRANSPORT (0.5%)
  Expeditors International Washington, Inc.                                         11,200            626
---------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY RESEARCH & PRODUCTION (1.7%)
  Celgene Corp.                                                                  (a)20,650            548
  Charles River Laboratories International, Inc.                                 (a)20,410            939
  Idexx Laboratories, Inc.                                                       (a)10,500            573
---------------------------------------------------------------------------------------------------------
                                                                                                    2,060
=========================================================================================================
BUILDING: CEMENT (1.6%)
  Rinker Group Ltd. ADR                                                             23,100          1,919
---------------------------------------------------------------------------------------------------------
CASINOS & GAMBLING (6.9%)
  GTECH Holdings Corp.                                                              64,220          1,667
  International Game Technology                                                     33,800          1,162
  Las Vegas Sands Corp.                                                           (a)8,652            415
  Penn National Gaming, Inc.                                                     (a)17,200          1,041
  Station Casinos, Inc.                                                             56,800          3,106
  Wynn Resorts Ltd.                                                              (a)12,415            831
---------------------------------------------------------------------------------------------------------
                                                                                                    8,222
=========================================================================================================
COAL (0.8%)
  Peabody Energy Corp.                                                              12,200            987
---------------------------------------------------------------------------------------------------------
COMMUNICATIONS TECHNOLOGY (2.4%)
  Avaya, Inc.                                                                    (a)36,900            635
  Crown Castle International Corp.                                              (a)132,537          2,205
---------------------------------------------------------------------------------------------------------
                                                                                                    2,840
=========================================================================================================
COMPUTER SERVICES, SOFTWARE & SYSTEMS (8.7%)
  Adobe Systems, Inc.                                                               27,850          1,747
  Akamai Technologies, Inc.                                                      (a)42,500            554
  Autodesk, Inc.                                                                    28,000          1,062
  Checkfree Corp.                                                                (a)10,900            415
  Cognizant Technology Solutions Corp., Class A                                  (a)28,200          1,194
  Global Payments, Inc.                                                             19,424          1,137
  Juniper Networks, Inc.                                                         (a)39,200          1,066
  Lexmark International, Inc., Class A                                            (a)8,400            714
  McAfee, Inc.                                                                   (a)14,000            405
  Mercury Interactive Corp.                                                      (a)24,580          1,119
  Salesforce.com, Inc.                                                           (a)36,400            617
  VeriSign, Inc.                                                                 (a)12,700            426
---------------------------------------------------------------------------------------------------------
                                                                                                   10,456
=========================================================================================================
COMPUTER TECHNOLOGY (2.5%)
  Apple Computer, Inc.                                                           (a)14,700            947
  Network Appliance, Inc.                                                        (a)26,400            877
  Shanda Interactive Entertainment Ltd. ADR                                      (a)28,100          1,194
---------------------------------------------------------------------------------------------------------
                                                                                                    3,018
=========================================================================================================
CONSUMER ELECTRONICS (1.2%)
  Electronic Arts, Inc.                                                          (a)23,330          1,439
---------------------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING: PAPER & PLASTIC (0.9%)
  Sealed Air Corp.                                                               (a)21,199   $      1,129
---------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (1.9%)
  Calamos Asset Management, Inc., Class A                                        (a)51,000          1,377
  Chicago Mercantile Exchange Holdings, Inc.                                         4,000            915
---------------------------------------------------------------------------------------------------------
                                                                                                    2,292
=========================================================================================================
DIVERSIFIED MATERIALS & PROCESSING (1.2%)
  Freeport-McMoRan Copper & Gold, Inc.,
    Class B                                                                         36,000          1,376
---------------------------------------------------------------------------------------------------------
DRUGS & PHARMACEUTICALS (2.6%)
  Elan Corp. plc ADR                                                             (a)22,300            608
  Gen-Probe, Inc.                                                                (a)14,800            669
  Genzyme Corp.                                                                  (a)23,800          1,382
  Medimmune, Inc.                                                                (a)18,100            491
---------------------------------------------------------------------------------------------------------
                                                                                                    3,150
=========================================================================================================
EDUCATION SERVICES (1.8%)
  Career Education Corp.                                                         (a)14,300            572
  Laureate Education, Inc.                                                       (a)19,000            838
  Strayer Education, Inc.                                                            7,000            768
---------------------------------------------------------------------------------------------------------
                                                                                                    2,178
=========================================================================================================
ELECTRICAL & ELECTRONICS (0.9%)
  CDW Corp.                                                                          7,535            500
  Flir Systems, Inc.                                                              (a)9,500            606
---------------------------------------------------------------------------------------------------------
                                                                                                    1,106
=========================================================================================================
ELECTRONICS: INSTRUMENTS, GAUGES & METERS (1.7%)
  Fisher Scientific International, Inc.                                          (a)31,956          1,994
---------------------------------------------------------------------------------------------------------
ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS (3.0%)
  Altera Corp.                                                                   (a)20,100            416
  Linear Technology Corp.                                                           26,700          1,035
  Marvell Technology Group Ltd.                                                  (a)40,900          1,451
  Tessera Technologies, Inc.                                                     (a)18,200            677
---------------------------------------------------------------------------------------------------------
                                                                                                    3,579
=========================================================================================================
ENERGY MISCELLANEOUS (3.6%)
  Ultra Petroleum Corp.                                                          (a)72,080          3,469
  XTO Energy, Inc.                                                                  23,400            828
---------------------------------------------------------------------------------------------------------
                                                                                                    4,297
=========================================================================================================
ENTERTAINMENT (0.4%)
  DreamWorks Animation SKG, Inc., Class A                                        (a)13,500            506
---------------------------------------------------------------------------------------------------------
FINANCIAL MISCELLANEOUS (2.0%)
  Doral Financial Corp.                                                             11,775            580
  Interactive Data Corp.                                                         (a)28,200            613
  Moody's Corp.                                                                     13,800          1,199
---------------------------------------------------------------------------------------------------------
                                                                                                    2,392
=========================================================================================================
FOREST PRODUCTS (0.8%)
  Plum Creek Timber Co., Inc. REIT                                                  25,000            961
---------------------------------------------------------------------------------------------------------
HEALTH CARE MANAGEMENT SERVICES (1.0%)
  Patterson Cos., Inc.                                                           (a)28,800          1,250
---------------------------------------------------------------------------------------------------------
HEALTH CARE SERVICES (2.4%)
  Dade Behring Holdings, Inc.                                                    (a)28,000          1,568
  Stericycle, Inc.                                                               (a)28,400          1,305
---------------------------------------------------------------------------------------------------------
                                                                                                    2,873
=========================================================================================================
HOMEBUILDING (0.5%)
  NVR, Inc.                                                                         (a)827            636
---------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Portfolio of Investments (cont'd)

MID CAP GROWTH PORTFOLIO

                                                                                                    VALUE
                                                                                    SHARES          (000)
---------------------------------------------------------------------------------------------------------
HOTEL/MOTEL (3.5%)
  Four Seasons Hotels, Inc.                                                          8,400   $        687
  Royal Caribbean Cruises Ltd.                                                      64,300          3,501
---------------------------------------------------------------------------------------------------------
                                                                                                    4,188
=========================================================================================================
HOUSEHOLD EQUIPMENT & PRODUCTS (0.7%)
  Harman International Industries, Inc.                                              6,348            806
---------------------------------------------------------------------------------------------------------
INDUSTRIAL PRODUCTS (0.3%)
  Precision Castparts Corp.                                                          5,600            368
---------------------------------------------------------------------------------------------------------
INSURANCE: MULTI-LINE (0.5%)
  Assurant, Inc.                                                                    18,800            574
---------------------------------------------------------------------------------------------------------
INSURANCE: PROPERTY & CASUALTY (1.0%)
  White Mountains Insurance Group Ltd.                                               1,813          1,171
---------------------------------------------------------------------------------------------------------
INVESTMENT MANAGEMENT COMPANIES (1.0%)
  Legg Mason, Inc.                                                                  16,650          1,220
---------------------------------------------------------------------------------------------------------
LEISURE TIME (0.3%)
  SCP Pool Corp.                                                                    12,400            396
---------------------------------------------------------------------------------------------------------
MACHINERY & ENGINEERING (0.9%)
  Graco, Inc.                                                                       29,350          1,096
---------------------------------------------------------------------------------------------------------
MACHINERY: OIL WELL EQUIPMENT & SERVICES (0.4%)
  Smith International, Inc.                                                       (a)9,249            503
---------------------------------------------------------------------------------------------------------
MANUFACTURING (0.4%)
  Pentair, Inc.                                                                      9,700            423
---------------------------------------------------------------------------------------------------------
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES (5.9%)
  Biomet, Inc.                                                                      28,600          1,241
  Cooper Cos., Inc.                                                                  9,000            635
  CR Bard, Inc.                                                                     17,200          1,101
  Inamed Corp.                                                                   (a)26,100          1,651
  Kinetic Concepts, Inc.                                                         (a)32,875          2,508
---------------------------------------------------------------------------------------------------------
                                                                                                    7,136
=========================================================================================================
METALS & MINERALS MISCELLANEOUS (0.5%)
  Cameco Corp.                                                                    (a)5,900            619
---------------------------------------------------------------------------------------------------------
MISCELLANEOUS MATERIALS & PROCESSING (0.8%)
  Placer Dome, Inc.                                                                 49,400            932
---------------------------------------------------------------------------------------------------------
MISCELLANEOUS HEALTH CARE (1.9%)
  Advanced Medical Optics, Inc.                                                   (a)9,800            403
  Amylin Pharmaceuticals, Inc.                                                   (a)16,000            374
  VCA Antech, Inc.                                                               (a)76,900          1,507
---------------------------------------------------------------------------------------------------------
                                                                                                    2,284
=========================================================================================================
OIL: INTEGRATED DOMESTIC (0.7%)
  Suncor Energy, Inc.                                                               25,149            890
---------------------------------------------------------------------------------------------------------
PRODUCTION TECHNOLOGY EQUIPMENT (0.3%)
  KLA-Tencor Corp.                                                                (a)8,875            413
---------------------------------------------------------------------------------------------------------
PUBLISHING: MISCELLANEOUS (0.4%)
  Dex Media, Inc.                                                                   17,000            424
---------------------------------------------------------------------------------------------------------
RADIO & TV BROADCASTERS (1.7%)
  Univision Communications, Inc., Class A                                        (a)49,072          1,436
  XM Satellite Radio Holdings, Inc., Class A                                     (a)15,300            576
---------------------------------------------------------------------------------------------------------
                                                                                                    2,012
=========================================================================================================
RESTAURANTS (2.7%)
  Cheesecake Factory (The)                                                       (a)25,750            836
  P.F. Chang's China Bistro, Inc.                                                (a)20,840          1,175
  Sonic Corp.                                                                    (a)21,800            665
  Yum! Brands, Inc.                                                                 12,700            599
---------------------------------------------------------------------------------------------------------
                                                                                                    3,275
=========================================================================================================
RETAIL (7.1%)
  Abercrombie & Fitch Co., Class A                                                  20,300   $        953
  Chico's FAS, Inc.                                                              (a)25,700          1,170
  Dollar Tree Stores, Inc.                                                       (a)51,400          1,474
  Fastenal Co.                                                                       8,800            542
  Kmart Holding Corp.                                                            (a)12,100          1,197
  Overstock.com, Inc.                                                             (a)6,200            428
  Petsmart, Inc.                                                                    40,860          1,452
  Toys R US, Inc.                                                                (a)18,700            383
  Urban Outfitters, Inc.                                                         (a)21,000            932
---------------------------------------------------------------------------------------------------------
                                                                                                    8,531
=========================================================================================================
SECURITIES BROKERAGE & SERVICES (0.9%)
  Ameritrade Holding Corp.                                                       (a)76,100          1,082
---------------------------------------------------------------------------------------------------------
SERVICES: COMMERCIAL (6.1%)
  Brascan Corp., Class A                                                            49,473          1,781
  ChoicePoint, Inc.                                                              (a)21,490            988
  Corporate Executive Board Co.                                                     50,900          3,407
  Iron Mountain, Inc.                                                            (a)18,087            552
  ITT Educational Services, Inc.                                                 (a)11,700            556
---------------------------------------------------------------------------------------------------------
                                                                                                    7,284
=========================================================================================================
TELECOMMUNICATIONS EQUIPMENT (0.3%)
  Andrew Corp.                                                                   (a)26,500            361
---------------------------------------------------------------------------------------------------------
TEXTILE APPAREL MANUFACTURERS (1.0%)
  Coach, Inc.                                                                    (a)21,698          1,224
---------------------------------------------------------------------------------------------------------
TEXTILE PRODUCTS (0.5%)
  Mohawk Industries, Inc.                                                         (a)5,900            538
---------------------------------------------------------------------------------------------------------
TRANSPORTATION MISCELLANEOUS (1.0%)
  C.H. Robinson Worldwide, Inc.                                                     21,027          1,167
---------------------------------------------------------------------------------------------------------
UTILITIES: GAS PIPELINES (1.4%)
  Kinder Morgan, Inc.                                                                7,700            563
  Questar Corp.                                                                     22,300          1,137
---------------------------------------------------------------------------------------------------------
                                                                                                    1,700
=========================================================================================================
UTILITIES: TELECOMMUNICATIONS (2.1%)
  NII Holdings, Inc.                                                             (a)19,820            941
  NTL, Inc.                                                                      (a)21,604          1,576
---------------------------------------------------------------------------------------------------------
                                                                                                    2,517
=========================================================================================================
  TOTAL COMMON STOCKS (COST $98,897)                                                              119,552
=========================================================================================================

                                                                                      FACE
                                                                                    AMOUNT
                                                                                     (000)
---------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (1.9%)
REPURCHASE AGREEMENT (1.9%)
  J.P. Morgan Securities, Inc., 2.00%,
     dated 12/31/04, due 1/3/05,
     repurchase price $2,333
     (COST $2,333)                                                              $ (b)2,333          2,333
---------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.5%) (COST $101,230)                                                        121,885
=========================================================================================================
LIABILITIES IN EXCESS OF OTHER ASSETS (-1.5%)                                                      (1,857)
=========================================================================================================
NET ASSETS (100%)                                                                            $    120,028
=========================================================================================================

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Portfolio of Investments (cont'd)

MID CAP GROWTH PORTFOLIO

(a)  Non-income producing security.
(b) Represents the Portfolio's undivided interest in a joint repurchase agreement which has a total value of $1,018,656,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this portfolio of investments as follows: Federal Farm Credit Bank, 0.00% to 6.75%, due 2/28/05 to 8/15/13; Federal Home Loan Bank, 1.10%
     to 6.875%, due 4/15/05 to 10/28/24; Federal Home Loan Mortgage Corp., 2.00% to 6.51%, due 6/15/15 to 3/15/19; Federal National Mortgage Association, 1.75% to 8.20%, due 2/24/05 to 5/24/19; and Financial Assist Corp., 8.80%,
     due 6/10/05. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.
ADR  American Depositary Receipt
REIT Real Estate Investment Trust

    The accompanying notes are an integral part of the financial statements.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

MID CAP GROWTH PORTFOLIO

Statement of Assets and Liabilities

                                                                                                  DECEMBER 31, 2004
                                                                                                              (000)
-------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at Value (Cost $101,230)                                                           $         121,885
  Cash                                                                                                            1
  Dividends Receivable                                                                                           15
  Receivable for Portfolio Shares Sold                                                                           14
  Other Assets                                                                                                    3
-------------------------------------------------------------------------------------------------------------------
    Total Assets                                                                                            121,918
-------------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for Portfolio Shares Redeemed                                                                        (884)
  Payable for Investments Purchased                                                                            (763)
  Investment Advisory Fees Payable                                                                             (187)
  Administration Fees Payable                                                                                   (29)
  Custodian Fees Payable                                                                                         (4)
  Directors' Fees and Expenses Payable                                                                           (1)
  Distribution Fees -- Class II Shares                                                                           (2)
  Other Liabilities                                                                                             (20)
-------------------------------------------------------------------------------------------------------------------
    Total Liabilities                                                                                        (1,890)
-------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                        $         120,028
-------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
  Paid-in Capital                                                                                 $         100,862
  Accumulated Net Realized Gain (Loss)                                                                       (1,489)
  Unrealized Appreciation (Depreciation) on Investments                                                      20,655
-------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                        $         120,028
===================================================================================================================
CLASS I:
NET ASSETS                                                                                        $          97,485
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE Applicable to 9,405,295 Outstanding
      $0.001 Par Value Shares (Authorized 500,000,000 Shares)                                     $           10.36
===================================================================================================================
CLASS II:
NET ASSETS                                                                                        $          22,543
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE Applicable to 2,178,888 Outstanding
      $0.001 Par Value Shares (Authorized 500,000,000 Shares)                                     $           10.35
===================================================================================================================

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

MID CAP GROWTH PORTFOLIO

Statement of Operations

                                                                                                         YEAR ENDED
                                                                                                  DECEMBER 31, 2004
                                                                                                              (000)
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (Net of $4 Foreign Taxes Withheld)                                                    $             423
  Interest                                                                                                       29
-------------------------------------------------------------------------------------------------------------------
    Total Investment Income                                                                                     452
-------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees (Note B)                                                                             735
  Administration Fees (Note C)                                                                                  260
  Distribution Fees -- Class II Shares (Note D)                                                                  56
  Shareholder Reporting Fees                                                                                     44
  Custodian Fees (Note E)                                                                                        31
  Professional Fees                                                                                              31
  Directors' Fees and Expenses                                                                                    1
  Other                                                                                                           8
-------------------------------------------------------------------------------------------------------------------
    Total Expenses                                                                                            1,166
-------------------------------------------------------------------------------------------------------------------
  Investment Advisory Fees Waived (Note B)                                                                      (79)
  Distribution Fees -- Class II Shares Waived (Note D)                                                          (40)
-------------------------------------------------------------------------------------------------------------------
    Net Expenses                                                                                              1,047
-------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                                                   (595)
-------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
  Investments Sold                                                                                            9,684
-------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
  Investments                                                                                                10,833
-------------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                              20,517
-------------------------------------------------------------------------------------------------------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                               $          19,922
===================================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

MID CAP GROWTH PORTFOLIO

Statement of Changes in Net Assets

                                                                                      YEAR ENDED            YEAR ENDED
                                                                               DECEMBER 31, 2004     DECEMBER 31, 2003
                                                                                           (000)                 (000)
----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                                 $            (595)    $            (420)
  Net Realized Gain (Loss)                                                                 9,684                 8,336
  Net Change in Unrealized Appreciation (Depreciation)                                    10,833                10,954
----------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Operations                       19,922                18,870
----------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  Class I:
  Subscriptions                                                                           46,282                68,211
  Redemptions                                                                            (39,254)              (46,632)
  Class II*:
  Subscriptions                                                                            9,641                10,301
  Redemptions                                                                             (1,384)                 (369)
----------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting
      from Capital Share Transactions                                                     15,285                31,511
----------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                                 35,207                50,381
NET ASSETS:
  Beginning of Period                                                                     84,821                34,440
----------------------------------------------------------------------------------------------------------------------
  End of Period (Including Undistributed Net Investment Income
    (Accumulated Net Investment Loss) of $(1) in 2003)                         $          120,028    $          84,821
======================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    Class I:
    Shares Subscribed                                                                      5,064                 9,375
    Shares Redeemed                                                                       (4,333)               (6,434)
----------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class I Shares Outstanding                                    731                 2,941
======================================================================================================================
    Class II*:
    Shares Subscribed                                                                      1,057                 1,324
    Shares Redeemed                                                                         (157)                  (46)
----------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class II Shares Outstanding                                   900                 1,278
======================================================================================================================

*   Class II shares initial offering was on May 5, 2003.

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Financial Highlights

MID CAP GROWTH PORTFOLIO

                                                                                             CLASS I
                                                                ------------------------------------------------------------------
                                                                                        YEAR ENDED DECEMBER 31,
                                                                ------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                                    2004          2003          2002          2001          2000
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $     8.52    $     6.01    $     8.73    $    12.35    $    13.84
----------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                       (0.05)#       (0.06)#       (0.05)#       (0.04)        (0.03)
  Net Realized and Unrealized Gain (Loss)                             1.89          2.57         (2.67)        (3.58)        (0.93)
----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                  1.84          2.51         (2.72)        (3.62)        (0.96)
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Realized Gain                                                     --            --            --            --         (0.53)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $    10.36    $     8.52    $     6.01    $     8.73    $    12.35
==================================================================================================================================
TOTAL RETURN @@                                                      21.60%        41.76%       (31.16)%      (29.31)%       (7.33)%
==================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                               $   97,485    $   73,933    $   34,440    $   33,229    $   17,386
Ratio of Expenses to Average Net Assets                               1.05%         1.05%         1.05%         1.05%         1.05%
Ratio of Net Investment Income (Loss) to Average Net Assets          (0.59)%       (0.76)%       (0.73)%       (0.61)%       (0.52)%
Portfolio Turnover Rate                                                124%          176%          269%          168%          171%
----------------------------------------------------------------------------------------------------------------------------------
Ratios Before Expenses Waived and/or Reimbursed by Adviser:
      Expenses to Average Net Assets                                  1.13%         1.33%         1.28%         1.39%         2.29%
      Net Investment Income (Loss) to Average Net Assets             (0.67)%       (1.04)%       (0.96)%       (0.95)%       (1.76)%
----------------------------------------------------------------------------------------------------------------------------------

                                                                                              CLASS II
                                                                              -----------------------------------------
                                                                                      YEAR ENDED            PERIOD FROM
                                                                                    DECEMBER 31,        MAY 5, 2003^ TO
SELECTED PER SHARE DATA AND RATIOS                                                          2004      DECEMBER 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                          $             8.52     $             6.60
-----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                             (0.06)#                (0.04)#
  Net Realized and Unrealized Gain (Loss)                                                   1.89                   1.96
-----------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                                                       1.83                   1.92
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                $            10.35     $             8.52
=======================================================================================================================
TOTAL RETURN @@                                                                            21.48%                 29.09%++
=======================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                                             $           22,543     $           10,888
Ratio of Expenses to Average Net Assets                                                     1.15%                  1.15%**
Ratio of Net Investment Income (Loss) to Average Net Assets                                (0.69)%                (0.86)%**
Portfolio Turnover Rate                                                                      124%                   176%
-----------------------------------------------------------------------------------------------------------------------
Ratios Before Expenses Waived and/or Reimbursed by Adviser and/or
Distributor:
     Expenses to Average Net Assets                                                         1.48%                  1.68%**
     Net Investment Income (Loss) to Average Net Assets                                    (1.02)%                (1.39)%**
-----------------------------------------------------------------------------------------------------------------------

^    Commenced offering
**   Annualized
#    Per share amount is based on average shares outstanding.
++   Not annualized
@@ Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

    The accompanying notes are an integral part of the financial statements.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of sixteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Mid Cap Growth Portfolio. The Portfolio seeks long-term capital growth by investing primarily in growth-oriented equity securities of U.S. mid-cap companies. The Portfolio offers two classes of shares -- Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

   All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

2. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

3. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. INVESTMENT ADVISORY FEES: Morgan Stanley Investment Management Inc. (the "Adviser" or "MS Investment Management"), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Notes to Financial Statements (cont'd)

fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                        FROM $500
         FIRST $500    MILLION TO     MORE THAN
            MILLION    $1 BILLION    $1 BILLION
         --------------------------------------
               0.75%         0.70%         0.65%

MS Investment Management has agreed to waive fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.05% for Class I shares and 1.15% for Class II shares. For the year ended December 31, 2004, this waiver amounted to $79,000.

C. ADMINISTRATION FEES: MS Investment Management (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. ("JPMIS"), a corporate affiliate of JPMorgan Chase Bank, JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund.

D. DISTRIBUTION FEES: Morgan Stanley & Co., Incorporated (the "Distributor"), a wholly-owned subsidiary of Morgan Stanley, serves as the distributor of the Fund and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at a rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has voluntarily agreed to waive 0.25% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2004, this waiver amounted to $40,000.

E. CUSTODIAN FEES: JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Investment Company Act of 1940.

F. CONTRACTUAL OBLIGATIONS: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

G. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Distributions from the Portfolio are recorded on the ex-dividend date.

Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The Portfolio had no distributions paid during 2004 and 2003.

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent book and tax basis differences may result in reclassifications among undistributed (distributions in excess of) net investment income (or accumulated net investment loss), accumulated net realized gain (loss) and paid-in capital. These differences were primarily due to differing treatments for net investment losses.

At December 31, 2004, the Portfolio had no distributable earnings on a tax basis.

At December 31, 2004, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                                 NET
                                                        APPRECIATION
       COST      APPRECIATION      DEPRECIATION       (DEPRECIATION)
      (000)             (000)             (000)                (000)
--------------------------------------------------------------------
$   101,367   $        21,562   $        (1,044)   $          20,518

At December 31, 2004, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $1,351,000, all of which will expire on December 31, 2010.

During the year ended December 31, 2004, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $9,674,000.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Notes to Financial Statements (cont'd)

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

H. OTHER: For the year ended December 31, 2004, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $135,491,000 and $119,834,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2004.

During the year ended December 31, 2004, the Portfolio incurred $315 of brokerage commissions to Morgan Stanley & Co. Incorporated an affiliated broker dealer.

At December 31, 2004, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 79.3% and 93.2%, for Class I and Class II shares, respectively.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Report of Independent Registered Public Accounting Firm

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
THE UNIVERSAL INSTITUTIONAL FUNDS, INC. -
MID CAP GROWTH PORTFOLIO

We have audited the accompanying statement of assets and liabilities of the Mid Cap Growth Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio"), including the portfolio of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mid Cap Growth Portfolio of The Universal Institutional Funds, Inc. at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP


Boston, Massachusetts
February 11, 2005

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Director and Officer Information (unaudited)

Independent Directors:

                                                                                              NUMBER OF
                                                   TERM OF                                    PORTFOLIOS IN
                                                   OFFICE AND                                 FUND
                              POSITION(S)          LENGTH OF                                  COMPLEX
NAME, AGE AND ADDRESS OF      HELD WITH            TIME              PRINCIPAL OCCUPATION(S)  OVERSEEN BY    OTHER DIRECTORSHIPS
DIRECTOR                      REGISTRANT           SERVED*           DURING PAST 5 YEARS      DIRECTOR**     HELD BY DIRECTOR
---------------------------   ------------------   ---------------   -----------------------  -------------  -------------------
Michael Bozic (63)            Director             Director          Private Investor;        197            None.
c/o Kramer Levin Naftalis &                        since July        Director or Trustee
Frankel LLP                                        2003              of the Retail Funds
Counsel to the Independent                                           (since April 1994)
Directors                                                            and the Institutional
919 Third Avenue                                                     Funds (since July
New York, NY 10022-3902                                              2003); formerly Vice
                                                                     Chairman of Kmart
                                                                     Corporation (December
                                                                     1998-October 2000),
                                                                     Chairman and Chief
                                                                     Executive Officer of
                                                                     Levitz Furniture
                                                                     Corporation (November
                                                                     1995-November 1998)
                                                                     and President and
                                                                     Chief Executive
                                                                     Officer of Hills
                                                                     Department Stores
                                                                     (May 1991-July 1995);
                                                                     formerly variously
                                                                     Chairman, Chief
                                                                     Executive Officer,
                                                                     President and Chief
                                                                     Operating Officer
                                                                     (1987-1991) of the
                                                                     Sears Merchandise
                                                                     Group of Sears
                                                                     Roebuck & Co.

Edwin J. Garn (72)            Director             Director          Director or Trustee      197            Director of
1031 N. Chartwell Court                            since July        of the Retail Funds                     Franklin Covey
Salt Lake City, UT 84103                           2003              (since January                          (time management
                                                                     1993) and the                           systems), BMW
                                                                     Institutional Funds                     Bank of
                                                                     (since July 2003);                      North America,
                                                                     member of the Utah                      Inc. (industrial
                                                                     Regional Advisory                       loan
                                                                     Board of Pacific                        corporation), United
                                                                     Corp.; formerly                         Space Alliance
                                                                     Managing Director of                    (joint venture
                                                                     Director of Summit                      between Lockheed
                                                                     Ventures LLC                            Martin and The
                                                                     (2000-2004); United                     Boeing
                                                                     States Senator (R-                      Company) and
                                                                     Utah) (1974-1992) and                   Nuskin Asia
                                                                     Chairman, Senate                        Pacific
                                                                     Banking Committee                       (multilevel marketing);
                                                                     (1980-1986), Mayor of                   member of the
                                                                     Salt Lake City, Utah                    board of
                                                                     (1971-1974),                            various civic and
                                                                     Astronaut, Space                        charitable
                                                                     Shuttle Discovery                       organizations.
                                                                     (April 12-19, 1985),
                                                                     and Vice Chairman,
                                                                     Huntsman Corporation
                                                                     (chemical company).

Wayne E. Hedien (70)          Director             Director          Retired; Director or     197            Director of the
c/o Kramer Levin Naftalis &                        since July        Trustee of the Retail                   PMI Group Inc.
Frankel LLP                                        2003              Funds (since                            (private mortgage
Counsel to the                                                       September 1997) and                     insurance);
Independent Directors                                                the Institutional                       Trustee and Vice
919 Third Avenue                                                     Funds (since July                       Chairman of The
New York, NY 10022-3902                                              2003); formerly                         Field Museum of
                                                                     associated with the                     Natural History;
                                                                     Allstate Companies                      director of
                                                                     (1966-1994),                            various other
                                                                     most recently as                        business and
                                                                     Chairman of The                         charitable
                                                                     Allstate Corporation                    organizations.
                                                                     (March
                                                                     1993-December 1994)
                                                                     and Chairman and
                                                                     Chief Executive
                                                                     Officer of its
                                                                     wholly-owned
                                                                     subsidiary, Allstate
                                                                     Insurance
                                                                     Company (July
                                                                     1989-December 1994).

Dr. Manuel H. Johnson (55)    Director             Director          Senior Partner,          197            Director of NVR,
c/o Johnson Smick                                  since July        Johnson Smick                           Inc. (home
International, Inc.                                2003              International, Inc.,                    construction);
2099 Pennsylvania Avenue,                                            a consulting firm;                      Director of KFX
NW Suite 950                                                         Chairman of the Audit                   Energy; Director
Washington, D.C. 20006                                               Committee and                           of RBS Greenwich
                                                                     Director or Trustee                     Capital Holdings
                                                                     of the Retail Funds                     (financial
                                                                     (since July 1991) and                   holdings company).
                                                                     the Institutional
                                                                     Funds (since July
                                                                     2003); Co-Chairman
                                                                     and a founder of the
                                                                     Group of Seven
                                                                     Council (G7C), an
                                                                     international
                                                                     economic commission;
                                                                     formerly Vice
                                                                     Chairman of the Board
                                                                     of Governors of the
                                                                     Federal Reserve
                                                                     System and Assistant
                                                                     Secretary of the U.S.
                                                                     Treasury.

Joseph J. Kearns (62)         Director             Director          President, Kearns &      198            Director of
c/o Kearns & Associates                            since             Associates LLC                          Electro Rent
LLC                                                August            (investment                             Corporation
PMB754                                             1994              consulting); Deputy                     (equipment
23852 Pacific Coast                                                  Chairman of the Audit                   leasing), The
Highway                                                              Committee and                           Ford Family
Malibu, CA 90265                                                     Director or Trustee                     Foundation and
                                                                     of the Retail Funds                     the UCLA
                                                                     (since July 2003) and                   Foundation.
                                                                     the Institutional
                                                                     Funds (since August
                                                                     1994); previously
                                                                     Chairman of the Audit
                                                                     Committee of the
                                                                     Institutional Funds
                                                                     (October 2001-July
                                                                     2003); formerly CFO
                                                                     of the J. Paul Getty
                                                                     Trust.

Michael Nugent (68)           Director             Director          General Partner of       197            Director of
c/o Triumph Capital, L.P.                          since July        Triumph Capital,                        various business
445 Park Avenue, 10th Floor                        2001              L.P., a private                         organizations.
New York, NY 10022                                                   investment
                                                                     partnership; Chairman
                                                                     of the Insurance
                                                                     Committee and
                                                                     Director or Trustee
                                                                     of the Retail Funds
                                                                     (since July 1991) and
                                                                     the Institutional
                                                                     Funds (since July
                                                                     2001); formerly Vice
                                                                     President, Bankers
                                                                     Trust Company and BT
                                                                     Capital Corporation
                                                                     (1984-1988).

Fergus Reid (72)              Director             Director          Chairman of Lumelite     198            Trustee and
c/o Lumelite Plastics                              since June        Plastics Corporation;                   Director of
Corporation 85 Charles                             1992              Chairman of the                         certain
85 Charles Coleman Blvd.                                             Governance Committee                    investment
Pawling, NY 12564                                                    and Director or                         companies in the
                                                                     Trustee of the Retail                   J.P. Morgan Funds
                                                                     Funds (since July                       complex managed
                                                                     2003) and the                           by J.P. Morgan
                                                                     Institutional Funds                     Investment
                                                                     (since June 1992).                      Management Inc.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Director and Officer Information (cont'd)

Interested Directors:

                                                                                              NUMBER OF
                                                   TERM OF                                    PORTFOLIOS IN
                                                   OFFICE AND                                 FUND
                              POSITION(S)          LENGTH OF                                  COMPLEX
NAME, AGE AND ADDRESS OF      HELD WITH            TIME              PRINCIPAL OCCUPATION(S)  OVERSEEN BY    OTHER DIRECTORSHIPS
DIRECTOR                      REGISTRANT           SERVED*           DURING PAST 5 YEARS      DIRECTOR**     HELD BY DIRECTOR
---------------------------   ------------------   ---------------   -----------------------  -------------  -------------------
Charles A. Fiumefreddo (71)   Chairman             Chairman          Chairman and Director    197            None.
c/o Morgan Stanley Trust      and                  of the            or Trustee of the
Harborside Financial Center   Director of          Board and         Retail Funds (since
Plaza Two 3rd Floor           the Board            Director          July 1991) and the
Jersey City, NJ 07311                              since July        Institutional Funds
                                                   2003              (since July 2003);
                                                                     formerly Chief
                                                                     Executive Officer of
                                                                     the Retail Funds
                                                                     (until September
                                                                     2002).

James F. Higgins (56)         Director             Director          Director or Trustee      197            Director of AXA
c/o Morgan Stanley Trust                           since July        of the Retail Funds                     Financial, Inc.
Harborside Financial Center                        2003              (since June 2000) and                   and The Equitable
Plaza Two 2nd Floor                                                  the Institutional                       Life Assurance
Jersey City, NJ 07311                                                Funds (since July                       Society of the
                                                                     2003); Senior Advisor                   United States
                                                                     of Morgan Stanley                       (financial
                                                                     (since August 2000);                    services).
                                                                     Director of Morgan
                                                                     Stanley Distributors
                                                                     Inc. and Dean Witter
                                                                     Realty Inc.;
                                                                     previously President
                                                                     and Chief Operating
                                                                     Officer of the
                                                                     Private Client Group
                                                                     of Morgan Stanley
                                                                     (May 1999-August
                                                                     2000), and President
                                                                     and Chief Operating
                                                                     Officer of Individual
                                                                     Securities of Morgan
                                                                     Stanley (February
                                                                     1997-May 1999).

* Each Director serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. and any funds that have an investment adviser that is an affiliated entity of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

Additional information about the Fund's Directors can be found in the Fund's Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Fund at 1(800) 281-2715. You may also retrieve this information on-line at the Securities and Exchange Commission's web site at "http://www.sec.gov". To aid you in obtaining this information on-line, the Fund's Central Index Key (CIK) number is 1011378 and the SAI is found within form type 485BPOS.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Director and Officer Information (cont'd)

Officers:

                               POSITION(S)           TERM OF OFFICE
NAME, AGE AND ADDRESS OF       HELD WITH             AND LENGTH OF
EXECUTIVE OFFICER              REGISTRANT            TIME SERVED*       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------------    ------------------    ---------------    ------------------------------------------------------------
Mitchell M. Merin (51)         President             President since    President and Chief Operating Officer of Morgan Stanley
Morgan Stanley Investment                            July 2003          Investment Management Inc.; President, Director and Chief
Management Inc.                                                         Executive Officer of Morgan Stanley Investment Advisors
1221 Avenue of the                                                      Inc. and Morgan Stanley Services Company Inc.; Chairman
Americas 33rd Floor                                                     and Director of Morgan Stanley Distributors Inc.; Chairman
New York, NY 10020                                                      and Director of Morgan Stanley Trust; Director of various
                                                                        Morgan Stanley subsidiaries; President of the
                                                                        Institutional Funds (since July 2003) and President of the
                                                                        Retail Funds (since May 1999); Director (since July 2003)
                                                                        and President (since December 2002) of the Van Kampen
                                                                        Closed-End Funds; Trustee (since May 1999) and President
                                                                        (since October 2002) of the Van Kampen Open-End Funds.

Ronald E. Robison (65)         Executive             Executive Vice     Principal Executive Officer of Funds in the Fund complex
Morgan Stanley Investment      Vice                  President and      since May 2003; Managing Director of Morgan Stanley & Co.
Management Inc.                President             Principal          Incorporated, Managing Director of Morgan Stanley;
1221 Avenue of the             and                   Executive          Managing Director, Chief Administrative Officer and
Americas 34th Floor            Principal             Officer since      Director of Morgan Stanley Investment Advisors Inc. and
New York, NY 10020             Executive             July 2003          Morgan Stanley Services Company Inc.; Chief Executive
                               Officer                                  Officer and Director of Morgan Stanley Trust; Managing
                                                                        Director and Director of Morgan Stanley Distributors Inc.;
                                                                        Executive Vice President and Principal Executive Officer
                                                                        of the Retail Funds (since April 2003) and the
                                                                        Institutional Funds (since July 2003); previously
                                                                        President and Director of the Retail Funds (March 2001 -
                                                                        July 2003) and Chief Global Operations Officer and
                                                                        Managing Director of Morgan Stanley Investment Management
                                                                        Inc.

Joseph J. McAlinden (61)       Vice                  Vice President     Managing Director and Chief Investment Officer of Morgan
Morgan Stanley Investment      President             since July 2003    Stanley Investment Advisors Inc. and Morgan Stanley
Management Inc.                                                         Investment Management Inc.; Director of Morgan Stanley
1221 Avenue of the                                                      Trust; Chief Investment Officer of the Van Kampen Funds;
Americas 33rd Floor                                                     Vice President of the Institutional Funds (since July
New York, NY 10020                                                      2003) and the Retail Funds (since July 1995).

Barry Fink (49)                Vice                  Vice President     General Counsel (since May 2000) and Managing Director
Morgan Stanley Investment      President             since July 2003    (since December 2000) of Morgan Stanley Investment
Management Inc.                                                         Management; Managing Director (since December 2000),
1221 Avenue of the                                                      Secretary (since February 1997) and Director (since July
Americas 22nd Floor                                                     1998) of Morgan Stanley Investment Advisors Inc. and
New York, NY 10020                                                      Morgan Stanley Services Company Inc.; Vice President of
                                                                        the Retail Funds; Assistant Secretary of Morgan Stanley DW
                                                                        Inc.; Vice President of the Institutional Funds (since
                                                                        July 2003); Managing Director, Secretary and Director of
                                                                        Morgan Stanley Distributors Inc.; previously Secretary of
                                                                        the Retail Funds and General Counsel (February 1997- April
                                                                        2004) of the Retail Funds Vice President and Assistant
                                                                        General Counsel of Morgan Stanley Investment Advisors Inc.
                                                                        and Morgan Stanley Services Company Inc. (February 1997-
                                                                        December 2001).

Amy R. Doberman (42)           Vice                  Vice President     Managing Director and General Counsel, U.S. Investment
Morgan Stanley Investment      President             since July 2004    Management; Managing Director of the Investment Manager
Management Inc.                                                         and Morgan Stanley Investment Advisor Inc.; Vice President
1221 Avenue of the                                                      of the Institutional and Retail Funds (since July 2004);
Americas 22nd Floor                                                     Vice President of the Van Kampen Funds (since August 2004)
New York, NY 10020                                                      previously, Managing Director and General Counsel -
                                                                        Americas, UBS Global Asset Management (July 2000-July
                                                                        2004) and General Counsel, Aeltus Investment Management,
                                                                        Inc. (January 1997-July 2000).

Carsten Otto (41)              Chief                 Chief              Executive Director and U.S. Director of Compliance for
Morgan Stanley Investment      Compliance            Compliance         Morgan Stanley Investment Management (since October 2004);
Management Inc.                Officer               Officer since      Executive Director of Morgan Stanley Investment Advisors
1221 Avenue of the                                   2004               Inc. and Morgan Stanley Investment Management Inc.;
Americas 22nd Floor                                                     formerly Assistant Secretary and Assistant General Counsel
New York, NY 10020                                                      of the Morgan Stanley Retail Funds.

Stefanie V. Chang (38)         Vice                  Vice President     Executive Director of Morgan Stanley & Co. Incorporated,
Morgan Stanley Investment      President             since December     Morgan Stanley Investment Management Inc. and Morgan
Management Inc.                                      1997               Stanley Investment Advisors Inc.; Vice President of the
1221 Avenue of the                                                      Institutional Funds and the Retail Funds; formerly
Americas 22nd Floor                                                     practiced law with the New York law firm of Rogers & Wells
New York, NY 10020                                                      (now Clifford Chance US LLP).

James W. Garrett (35)          Treasurer             Treasurer since    Executive Director of Morgan Stanley & Co. Incorporated,
Morgan Stanley Investment      and Chief             February 2002      Morgan Stanley Investment Management Inc.; Treasurer and
Management Inc.                Financial             CFO since July     Chief Financial Officer of the Institutional Funds;
1221 Avenue of the             Officer               2003               Previously with PriceWaterhouse LLP (now
Americas 34th Floor                                                     PriceWaterhouseCoopers LLP).
New York, NY 10020

Michael J. Leary (38)          Assistant             Assistant          Assistant Director and Vice President of Fund
J.P. Morgan Investor           Treasurer             Treasurer since    Administration, JPMorgan Investor Services Co. (formerly
Services Co.                                         March 2003         Chase Global Funds Services Company); formerly Audit
73 Tremont Street                                                       Manager at Ernst & Young LLP.
Boston, MA 02108

Mary E. Mullin (37)            Secretary             Secretary since    Executive Director of Morgan Stanley & Co. Incorporated,
Morgan Stanley Investment                            June 1999          Morgan Stanley Investment Management Inc. and Morgan
Management Inc.                                                         Stanley Investment Advisors Inc.; Secretary of the
1221 Avenue of the                                                      Institutional Funds and the Retail Funds (since July
Americas 22nd Floor                                                     2003); formerly practiced law with the New York law firms
New York, NY 10020                                                      of McDermott, Will & Emery and Skadden, Arps, Slate,
                                                                        Meagher & Flom LLP.

----------
* This is the date the Officer began serving the Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020


DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020


CUSTODIAN
JPMorgan Chase Bank
270 Park Avenue
New York, New York 10017

LEGAL COUNSEL
Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072


The Investment Adviser, Morgan Stanley Investment Management Inc. doing business in certain instances as Miller Anderson, Van Kampen or Morgan Stanley Asset Management.

REPORTING TO SHAREHOLDERS

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-281-2715 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by the prospectus of The Universal Institutional Funds, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
[MORGAN STANLEY LOGO]
                                         ANNUAL REPORT - DECEMBER 31, 2004


U.S. MID CAP VALUE PORTFOLIO

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Investment Overview

U.S. MID CAP VALUE PORTFOLIO

The U.S. Mid Cap Value Portfolio seeks above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities. Investments in medium-sized corporations are more vulnerable to financial risks and other risks than larger corporations and may involve a higher degree of price volatility than investments in the general equity markets.

PERFORMANCE

For the year ended December 31, 2004, the Portfolio's Class I Shares had a total return of 14.59%, net of fees, compared to 23.71% for the Russell Mid Cap Value Index (the "Index"). The Portfolio's Class II Shares had a total return of 14.53%, net of fees.

FACTORS AFFECTING PERFORMANCE

- For the second consecutive year, the markets finished in positive territory and stock prices continued to advance as the economy grew throughout the year.

- Total returns in the market were strongest in sectors that were economically sensitive including industrials materials, and energy, which performed well as the price of oil steadily climbed throughout the year.

- Stock selection and sector allocation were negative for the year, therefore the Portfolio underperformed the benchmark.

- Technology was the largest detractor from relative performance. The Portfolio maintained an overweight versus the benchmark. Software and services was the largest industry weighting and detracted the most from performance.

- The Portfolio maintained an overweight in healthcare and stock selection hurt the Portfolio within the sector. Pharmaceuticals and healthcare equipment were the industries that were overweight relative to the benchmark.

- Energy was a bright spot for the Portfolio, as stock selection and allocation aided performance within this sector. The Portfolio maintained an overweight within the sector throughout the year.

- The stock selection in materials also aided the Portfolio performance as chemical companies owned within the Portfolio performed strongly throughout the year.

MANAGEMENT STRATEGIES

- Throughout 2004, the portfolio team reduced the energy exposure in the Portfolio. The Portfolio continues to emphasize health care (mainly pharmaceuticals). Also, the Portfolio continues to maintain a underweight within financials and consumer discretionary.

January 2005

PERFORMANCE COMPARED TO THE RUSSELL MIDCAP VALUE INDEX(1)

                                          TOTAL RETURNS(2)
                            --------------------------------------
                                              AVERAGE ANNUAL
                                        --------------------------
                                 ONE        FIVE             SINCE
                                YEAR        YEAR      INCEPTION(5)
------------------------------------------------------------------
Portfolio - Class I(3)         14.59%       4.60%            11.90%
Russell MidCap Value Index     23.71       13.48             13.14
Portfolio - Class II(4)        14.53          --             28.59
Russell MidCap Value Index     23.71          --             34.31

(1) The Russell Mid Cap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on January 2, 1997.
(4)  Commenced offering on May 5, 2003.
(5) For comparative purposes, average annual since inception returns listed for the index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the index.

[CHART]

            COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
                                 SINCE INCEPTION

                           U.S. MID CAP VALUE   RUSSELL MIDCAP
                          PORTFOLIO - CLASS I      VALUE INDEX
                          ------------------------------------
1/2/97*                            $   10,000       $   10,000
12/31/1997                             14,093           13,579
12/31/1998                             16,337           14,270
12/31/1999                             19,622           14,254
12/31/2000                             21,731           16,988
12/31/2001                             21,047           17,384
12/31/2002                             15,164           15,707
12/31/2003                             21,459           21,686
12/31/2004                             24,590           26,828

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Investment Overview (cont'd)

U.S. MID CAP VALUE PORTFOLIO

[CHART]

            COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
                                 SINCE INCEPTION

                            U.S. MID CAP VALUE   RUSSELL MIDCAP
                          PORTFOLIO - CLASS II      VALUE INDEX
                          -------------------------------------
5/5/03*                         $       10,000   $       10,000
12/31/2003                              13,247           13,175
12/31/2004                              15,172           16,299

*    Commenced operations on January 2, 1997.
**   Commenced offering on May 5, 2003.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. PERFORMANCE ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT morganstanley.com/im. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES. PERFORMANCE SHOWN DOES NOT REFLECT FEES AND EXPENSES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD BE LOWER.

EXPENSE EXAMPLES

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees; distribution (12b-1) fees (in the case of Class II shares); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

                                                              EXPENSES PAID
                                        ENDING ACCOUNT       DURING PERIOD*
                           BEGINNING             VALUE      JULY 1, 2004 --
                       ACCOUNT VALUE      DECEMBER 31,         DECEMBER 31,
                        JULY 1, 2004              2004                 2004
---------------------------------------------------------------------------
CLASS I
Actual                 $    1,000.00    $     1,100.60      $          5.54
Hypothetical (5%
average annual
return before               1,000.00          1,019.86                 5.33
expenses)

CLASS II
Actual                      1,000.00          1,100.00                 6.07
Hypothetical (5%
average annual
return before               1,000.00          1,019.36                 5.84
expenses)

* Expenses are equal to Class I and Class II shares' annualized expense ratios of 1.05% and 1.15%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Investment Overview (cont'd)

U.S. MID CAP VALUE PORTFOLIO

GRAPHIC PRESENTATION OF PORTFOLIO HOLDINGS

The following graph depicts the Portfolio's holdings by industry, as a percentage of total investments.

[CHART]

Insurance                        6.5%
Electric Utilities               6.0%
Thrifts & Mortgage Finance       5.6%
Commercial Services & Supplies   5.6%
Oil & Gas                        5.0%
Energy Equipment & Services      4.8%
IT Services                      4.5%
Chemicals                        4.4%
Real Estate                      4.2%
Specialty Retail                 4.0%
Other*                          44.4%
Short-Term Investment            5.0%

* Industries which do not appear in the top 10 industries, as well as those which represent less than 3% of total investments, if applicable, are included in the category labeled "Other".

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Portfolio of Investments

U.S. MID CAP VALUE PORTFOLIO

                                                                                 VALUE
                                                              SHARES             (000)
--------------------------------------------------------------------------------------
COMMON STOCKS (94.7%)
AEROSPACE & DEFENSE (2.8%)
  Goodrich Corp.                                             334,470   $        10,917
--------------------------------------------------------------------------------------
AIRLINES (2.4%)
  Southwest Airlines Co.                                     560,710             9,128
--------------------------------------------------------------------------------------
AUTO COMPONENTS (2.2%)
  Magna International, Inc., Class A                         103,150             8,515
--------------------------------------------------------------------------------------
BIOTECHNOLOGY (2.8%)
  Applera Corp. - Applied Biosystems Group                   512,420            10,715
--------------------------------------------------------------------------------------
CAPITAL MARKETS (1.8%)
  Northern Trust Corp.                                       142,770             6,936
--------------------------------------------------------------------------------------
CHEMICALS (4.5%)
  International Flavors & Fragrances, Inc.                    87,480             3,748
  Lyondell Chemical Co.                                      466,790            13,499
--------------------------------------------------------------------------------------
                                                                                17,247
======================================================================================
COMMERCIAL SERVICES & SUPPLIES (5.6%)
  Manpower, Inc.                                             190,670             9,209
  Valassis Communications, Inc.                           (a)355,770            12,456
--------------------------------------------------------------------------------------
                                                                                21,665
======================================================================================
CONSTRUCTION & ENGINEERING (2.6%)
  Fluor Corp.                                                188,540            10,277
--------------------------------------------------------------------------------------
CONTAINERS & PACKAGING (0.9%)
  Temple-Inland, Inc.                                         50,640             3,464
--------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (2.2%)
  AG Edwards, Inc.                                           196,080             8,473
--------------------------------------------------------------------------------------
ELECTRIC UTILITIES (6.0%)
  Edison International                                       231,910             7,428
  Pinnacle West Capital Corp.                                176,680             7,846
  Wisconsin Energy Corp.                                     232,750             7,846
--------------------------------------------------------------------------------------
                                                                                23,120
======================================================================================
ELECTRICAL EQUIPMENT (3.5%)
  Hubbell, Inc., Class B                                     258,970            13,544
--------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES (4.8%)
  Cooper Cameron Corp.                                    (a)183,800             9,890
  Transocean, Inc.                                        (a)203,620             8,632
--------------------------------------------------------------------------------------
                                                                                18,522
======================================================================================
HEALTH CARE EQUIPMENT & SUPPLIES (1.8%)
  Bausch & Lomb, Inc.                                        105,840             6,822
--------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES (1.6%)
  IMS Health, Inc.                                           265,880             6,171
--------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE (3.3%)
  Darden Restaurants, Inc.                                   140,340             3,893
  Starwood Hotels & Resorts Worldwide, Inc.                  149,670             8,741
--------------------------------------------------------------------------------------
                                                                                12,634
======================================================================================
HOUSEHOLD DURABLES (2.3%)
  Newell Rubbermaid, Inc.                                    361,440             8,743
--------------------------------------------------------------------------------------
INSURANCE (6.5%)
  ACE Ltd.                                                   169,700             7,255
  Assurant, Inc.                                             158,400             4,839
  Conseco, Inc.                                           (a)413,760             8,255
  Horace Mann Educators Corp.                                256,510             4,894
--------------------------------------------------------------------------------------
                                                                                25,243
======================================================================================
INTERNET SOFTWARE & SERVICES (1.4%)
  BearingPoint, Inc.                                      (a)685,100             5,501
--------------------------------------------------------------------------------------
IT SERVICES (4.5%)
  BISYS Group, Inc. (The)                                 (a)776,940   $        12,780
  Sabre Holdings Corp., Class A                              207,070             4,589
--------------------------------------------------------------------------------------
                                                                                17,369
======================================================================================
MACHINERY (1.9%)
  Pall Corp.                                                 258,890             7,495
--------------------------------------------------------------------------------------
MEDIA (2.9%)
  Scholastic Corp.                                        (a)299,100            11,055
--------------------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER (2.1%)
  Constellation Energy Group, Inc.                           186,710             8,161
--------------------------------------------------------------------------------------
OIL & GAS (5.0%)
  Amerada Hess Corp.                                          67,160             5,533
  El Paso Corp.                                              776,060             8,071
  Valero Energy Corp.                                        127,180             5,774
--------------------------------------------------------------------------------------
                                                                                19,378
======================================================================================
PHARMACEUTICALS (2.5%)
  Watson Pharmaceuticals, Inc.                            (a)291,080             9,550
--------------------------------------------------------------------------------------
REAL ESTATE (4.2%)
  General Growth Properties, Inc. REIT                       223,110             8,068
  Macerich Co. (The) REIT                                    131,400             8,252
--------------------------------------------------------------------------------------
                                                                                16,320
======================================================================================
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.0%)
  Advanced Micro Devices, Inc.                            (a)173,310             3,816
--------------------------------------------------------------------------------------
SOFTWARE (2.0%)
  Cadence Design Systems, Inc.                            (a)556,320             7,683
--------------------------------------------------------------------------------------
SPECIALTY RETAIL (4.0%)
  Linens 'N Things, Inc.                                  (a)291,860             7,238
  Office Depot, Inc.                                      (a)482,320             8,373
--------------------------------------------------------------------------------------
                                                                                15,611
======================================================================================
THRIFTS & MORTGAGE FINANCE (5.6%)
  PMI Group, Inc. (The)                                      234,800             9,803
  Sovereign Bancorp, Inc.                                    530,260            11,957
--------------------------------------------------------------------------------------
                                                                                21,760
======================================================================================
  TOTAL  COMMON STOCKS (COST $309,728)                                         365,835
======================================================================================

                                                              SHARES
--------------------------------------------------------------------------------------
INVESTMENT COMPANIES (0.6%)
OTHER (0.6%)
  iShares Russell Midcap Index Fund                            6,500               516
  Regional Bank HOLDRs Trust                                  13,420             1,905
--------------------------------------------------------------------------------------
  TOTAL INVESTMENT COMPANIES (COST $2,248)                                       2,421
======================================================================================

                                                                FACE
                                                              AMOUNT
                                                               (000)
--------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (5.0%)
REPURCHASE AGREEMENT (5.0%)
  J.P. Morgan Securities, Inc., 2.00%,
    dated 12/31/04, due 1/3/05,
    repurchase price $19,385
    (COST $19,382)                                   $     (b)19,382            19,382
--------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.3%) (COST $331,358)                                     387,638
======================================================================================
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.3%)                                   (1,087)
======================================================================================
NET ASSETS (100%)                                                      $       386,551
======================================================================================

    The accompanying notes are an integral part of the financial statements.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Portfolio of Investments (cont'd)

U.S. MID CAP VALUE PORTFOLIO

(a)  Non-income producing security.
(b) Represents the Portfolio's undivided interest in a joint repurchase agreement which has a total value of $1,018,656,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this portfolio of investments as follows: Federal Farm Credit Bank, 0.00% to 6.75%, due 2/28/05 to 8/15/13; Federal Home Loan Bank, 1.10%
     to 6.875%, due 4/15/05 to 10/28/24; Federal Home Loan Mortgage Corp., 2.00% to 6.51%, due 6/15/15 to 3/15/19; Federal National Mortgage Association, 1.75% to 8.20%, due 2/24/05 to 5/24/19; and Financial Assist Corp., 8.80%,
     due 6/10/05. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.
REIT Real Estate Investment Trust

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

U.S. MID CAP VALUE PORTFOLIO

                                                                                                DECEMBER 31, 2004
STATEMENT OF ASSETS AND LIABILITIES                                                                         (000)
-----------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at Value (Cost $331,358)                                                           $       387,638
  Cash                                                                                                          1
  Dividends Receivable                                                                                        628
  Receivable for Investments Sold                                                                             550
  Receivable for Portfolio Shares Sold                                                                         24
  Interest Receivable                                                                                           1
  Other Assets                                                                                                 11
-----------------------------------------------------------------------------------------------------------------
    Total Assets                                                                                          388,853
-----------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for Portfolio Shares Redeemed                                                                    (1,474)
  Investment Advisory Fees Payable                                                                           (694)
  Administration Fees Payable                                                                                 (83)
  Custodian Fees Payable                                                                                       (5)
  Distribution Fees -- Class II Shares                                                                         (4)
  Directors' Fees and Expenses Payable                                                                         (2)
  Other Liabilities                                                                                           (40)
-----------------------------------------------------------------------------------------------------------------
    Total Liabilities                                                                                      (2,302)
-----------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                        $       386,551
-----------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
  Paid-in Capital                                                                                 $       324,072
  Undistributed (Distributions in Excess of) Net Investment Income                                          1,238
  Accumulated Net Realized Gain (Loss)                                                                      4,961
  Unrealized Appreciation (Depreciation) on Investments                                                    56,280
-----------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                        $       386,551
=================================================================================================================
CLASS I:
NET ASSETS                                                                                        $       343,551
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE Applicable to 20,219,212 Outstanding
      $0.001 Par Value Shares (Authorized 500,000,000 Shares)                                     $         16.99
=================================================================================================================
CLASS II:
NET ASSETS                                                                                        $        43,000
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE Applicable to 2,535,780 Outstanding
      $0.001 Par Value Shares (Authorized 500,000,000 Shares)                                     $         16.96
=================================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

U.S. MID CAP VALUE PORTFOLIO

Caption>
                                                                                                       YEAR ENDED
                                                                                                DECEMBER 31, 2004
STATEMENT OF OPERATIONS                                                                                     (000)
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (Net of $10 Foreign Taxes Withheld)                                                   $         4,454
  Interest                                                                                                    197
-----------------------------------------------------------------------------------------------------------------
    Total Investment Income                                                                                 4,651
-----------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees (Note B)                                                                         2,391
  Administration Fees (Note C)                                                                                814
  Distribution Fees -- Class II Shares (Note D)                                                               105
  Shareholder Reporting Fees                                                                                   66
  Professional Fees                                                                                            60
  Custodian Fees (Note E)                                                                                      28
  Directors' Fees and Expenses                                                                                  4
  Other                                                                                                        15
-----------------------------------------------------------------------------------------------------------------
    Total Expenses                                                                                          3,483
-----------------------------------------------------------------------------------------------------------------
  Investment Advisory Fees Waived (Note B)                                                                     (3)
  Distribution Fees-- Class II Shares Waived (Note D)                                                         (75)
-----------------------------------------------------------------------------------------------------------------
    Net Expenses                                                                                            3,405
-----------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                                                1,246
-----------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
  Investments Sold                                                                                         14,941
-----------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
  Investments                                                                                              32,258
-----------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                            47,199
-----------------------------------------------------------------------------------------------------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                               $        48,445
=================================================================================================================

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

U.S. MID CAP VALUE PORTFOLIO

                                                                               YEAR ENDED          YEAR ENDED
                                                                        DECEMBER 31, 2004   DECEMBER 31, 2003
STATEMENT OF CHANGES IN NET ASSETS                                                  (000)               (000)
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                            $         1,246     $            71
  Net Realized Gain (Loss)                                                         14,941              32,417
  Net Change in Unrealized Appreciation (Depreciation)                             32,258              36,513
-------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Operations                48,445              69,001
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Class I:
  Net Investment Income                                                               (74)                 --
  Class II*:
  Net Investment Income                                                                (2)                 --
-------------------------------------------------------------------------------------------------------------
    Total Distributions                                                               (76)                 --
-------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  Class I:
  Subscriptions                                                                    50,515             101,241
  Issued on Portfolio Merger+                                                      52,094                  --
  Distributions Reinvested                                                             74                  --
  Redemptions                                                                     (43,931)            (86,844)
  Class II*:
  Subscriptions                                                                    19,784              17,367
  Distributions Reinvested                                                              2                  --
  Redemptions                                                                      (1,028)                (11)
-------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting
      from Capital Share Transactions                                              77,510              31,753
-------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                         125,879             100,754
NET ASSETS:
  Beginning of Period                                                             260,672             159,918
-------------------------------------------------------------------------------------------------------------
  End of Period (Including Undistributed (Distributions in Excess of)
    Net Investment Income of $1,238 and $68, Respectively)                $       386,551     $       260,672
=============================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    Class I:
    Shares Subscribed                                                               3,310               8,204
    Shares Issued on Portfolio Merger+                                              3,503                  --
    Shares Issued on Distributions Reinvested                                           4                  --
    Shares Redeemed                                                                (2,879)             (7,175)
-------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class I Shares Outstanding                           3,938               1,029
=============================================================================================================
    Class II*:
    Shares Subscribed                                                               1,300               1,303
    Shares Issued on Distributions Reinvested                                          --#                 --
    Shares Redeemed                                                                   (67)                 (1)
-------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class II  Shares Outstanding                         1,233               1,302
=============================================================================================================

*   Class II shares initial offering was on May 5, 2003.
+ Effective April 30, 2004, LSA Mid Cap Value and LSA Diversified Mid-Cap Funds merged into U.S. Mid Cap Value Portfolio.
#   Amount is less than 500 shares.

    The accompanying notes are an integral part of the financial statements.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Financial Highlights

U.S. MID CAP VALUE PORTFOLIO

                                                                                     CLASS I
                                               ---------------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                               ---------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                      2004             2003             2002             2001             2000
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $       14.83    $       10.49    $       14.56    $       15.05    $       15.62
--------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                          0.06#            0.01#           (0.02)#          (0.00)+           0.02
  Net Realized and Unrealized Gain (Loss)               2.10             4.33            (4.05)           (0.47)            1.62
--------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                    2.16             4.34            (4.07)           (0.47)            1.64
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                (0.00)+             --               --               --            (0.02)
  Net Realized Gain                                       --               --               --            (0.02)           (2.19)
--------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                   --               --               --            (0.02)           (2.21)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $       16.99    $       14.83    $       10.49    $       14.56    $       15.05
================================================================================================================================
TOTAL RETURN @@                                        14.59%           41.37%          (27.95)%          (3.15)%          10.75%
================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)              $     343,551    $     241,384    $     159,918    $     168,980    $      86,233
Ratio of Expenses to Average Net Assets                 1.05%            1.05%            1.05%            1.05%            1.05%
Ratio of Net Investment Income (Loss)
  to Average Net Assets                                 0.39%            0.04%           (0.17)%          (0.04)%           0.15%
Portfolio Turnover Rate                                   80%             218%             145%             173%             234%
--------------------------------------------------------------------------------------------------------------------------------
Ratios Before Expenses Waived and/or
  Reimbursed by Adviser:
    Expenses to Average Net Assets                      1.05%            1.12%            1.12%            1.10%            1.27%
    Net Investment Income (Loss)
      to Average Net Assets                             0.39%           (0.03)%          (0.24)%          (0.09)%          (0.07)%
--------------------------------------------------------------------------------------------------------------------------------

                                                                        CLASS II
                                                               -----------------------------
                                                                                 PERIOD FROM
                                                                YEAR ENDED   MAY 5, 2003* TO
                                                              DECEMBER 31,      DECEMBER 31,
SELECTED PER SHARE DATA AND RATIOS                                    2004              2003
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $    14.81      $      11.18
--------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                        0.05#             0.01#
  Net Realized and Unrealized Gain (Loss)                             2.10              3.62
--------------------------------------------------------------------------------------------
    Total from Investment Operations                                  2.15              3.63
--------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                              (0.00)+              --
--------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $    16.96      $      14.81
============================================================================================
TOTAL RETURN @@                                                      14.53%            32.47%++
============================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                               $   43,000      $     19,288
Ratio of Expenses to Average Net Assets                               1.15%             1.15%**
Ratio of Net Investment Income (Loss) to Average Net Assets           0.32%            (0.06)%**
Portfolio Turnover Rate                                                 80%              218%
--------------------------------------------------------------------------------------------
Ratios Before Expenses Waived and/or Reimbursed by Adviser
  and/or Distributor:
    Expenses to Average Net Assets                                    1.40%             1.47%**
    Net Investment Income (Loss) to Average Net Assets                0.07%            (0.38)%**
--------------------------------------------------------------------------------------------

*   Commenced offering
**  Annualized
#   Per share amount is based on average shares outstanding.
+   Amount is less than $0.005 per share.
++  Not annualized
@@ Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of sixteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the U.S. Mid Cap Value Portfolio. The Portfolio seeks above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities. The Portfolio offers two classes of shares -- Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

On April 30, 2004, the net assets of the LSA Mid Cap Value and LSA Diversified Mid-Cap Funds of the LSA Variable Series Trust were merged into the U.S. Mid Cap Value Portfolio's Class I shares. The exchange is considered non-taxable with respect to the net assets of LSA Mid Cap Value Fund and taxable with respect to the net assets of LSA Diversified Mid-Cap Fund. In exchange for the $39,143,000 and $12,951,000 in net assets received from LSA Mid Cap Value and LSA Diversified Mid-Cap Funds, respectively, 2,632,331 and 870,994 Class I shares of the U.S. Mid Cap Value Portfolio were issued, respectively. Included in the net assets listed above for the LSA Mid Cap Value Fund is $3,009,000 in unrealized appreciation. Prior to the combination, the net assets of the U.S. Mid Cap Value Portfolio totaled $248,686,000. Immediately after the combination, the net assets of the U.S. Mid Cap Value Portfolio totaled $300,780,000.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

     All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

2. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

3. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                               Annual Report - December 31, 2004

Notes to Financial Statements (cont'd)

     taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. INVESTMENT ADVISORY FEES: Morgan Stanley Investment Management Inc. (the "Adviser" or "MS Investment Management"), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets. Effective November 1, 2004, the Board of Directors of the Fund approved amending and restating the investment advisory agreement with MS Investment Management to reduce the fee, paid quarterly, to the annual rate based on daily net assets as follows:

                    FIRST $1    MORE THAN
                     BILLION   $1 BILLION
                    ---------------------
                        0.72%        0.65%

Prior to November 1, 2004, the annual rate was 0.75% of the portion of the daily net assets not exceeding $500 million, 0.70% of the portion of the daily net assets between $500 million and $1 billion; and 0.65% of the portion of daily net assets in excess of $1 billion.

MS Investment Management has agreed to waive fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses, excluding bank overdraft expense and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.05% for Class I shares and 1.15% for Class II shares. For the year ended December 31, 2004, this waiver amounted to $3,000.

C. ADMINISTRATION FEES: MS Investment Management (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. ("JPMIS"), a corporate affiliate of JPMorgan Chase Bank, JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund.

D. DISTRIBUTION FEES: Morgan Stanley & Co., Incorporated (the "Distributor"), a wholly-owned subsidiary of Morgan Stanley, serves as the distributor of the Fund and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at a rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has voluntarily agreed to waive 0.25% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2004, this waiver amounted to $75,000.

E. CUSTODIAN FEES: JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Investment Company Act of 1940.

F. CONTRACTUAL OBLIGATIONS: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

G. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Distributions from the Portfolio are recorded on the ex-dividend date.

Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2003 was as follows:

             2004 DISTRIBUTIONS        2003 DISTRIBUTIONS
                  PAID FROM:               PAID FROM:
           ----------------------   -----------------------
           ORDINARY     LONG-TERM   ORDINARY      LONG-TERM
             INCOME  GAIN CAPITAL     INCOME   GAIN CAPITAL
              (000)         (000)      (000)          (000)
           ------------------------------------------------
           $     76  $         --   $     --   $         --

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Notes to Financial Statements (cont'd)

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent book and tax basis differences may result in reclassifications among undistributed (distributions in excess of ) net investment income (or accumulated net investment loss), accumulated net realized gain (loss) and paid-in capital.

At December 31, 2004, the Portfolio had distributable earnings on a tax basis as follows:

                    UNDISTRIBUTED      UNDISTRIBUTED
                         ORDINARY          LONG-TERM
                           INCOME       CAPITAL GAIN
                            (000)              (000)
                    --------------------------------
                         $  2,597           $  4,310

At December 31, 2004, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                             NET
                                                    APPRECIATION
              COST   APPRECIATION   DEPRECIATION   (DEPRECIATION)
             (000)          (000)          (000)            (000)
        ---------------------------------------------------------
        $  332,064      $  59,202     $  (3,628)        $  55,574

During the year ended December 31, 2004, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $9,434,000.

H. OTHER: For the year ended December 31, 2004, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $268,189,000 and $250,873,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2004.

During the year ended December 31, 2004, the Portfolio incurred $23,743 of brokerage commissions to Morgan Stanley & Co. Incorporated, an affiliated broker dealer.

At December 31, 2004, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 73.6% and 90.7%, for Class I and Class II shares, respectively.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                               Annual Report - December 31, 2004

Report of Independent Registered Public Accounting Firm

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
THE UNIVERSAL INSTITUTIONAL FUNDS, INC. -
U.S. MID CAP VALUE PORTFOLIO

We have audited the accompanying statement of assets and liabilities of the U.S. Mid Cap Value Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio"), including the portfolio of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the U.S. Mid Cap Value Portfolio of The Universal Institutional Funds, Inc. at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP


Boston, Massachusetts
February 11, 2005

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Federal Tax Information (unaudited)

For the year ended December 31, 2004, the percentage of dividends that qualify for the 70% dividend received deduction for corporate shareholders of the Portfolio was 100.0%.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                               Annual Report - December 31, 2004

Director and Officer Information (unaudited)

Independent Directors:

                                                                                      NUMBER OF
                                        TERM OF                                       PORTFOLIOS IN
                           POSI-        OFFICE AND                                    FUND COMP-
                           TION(S)      LENGTH OF                                     LEX OVER-
NAME, AGE AND ADDRESS OF   HELD WITH    TIME          PRINCIPAL OCCUPATION(S)         SEEN BY        OTHER DIRECTORSHIPS
DIRECTOR                   REGISTRANT   SERVED*       DURING PAST 5 YEARS             DIRECTOR**     HELD BY DIRECTOR
-------------------------  -----------  ------------  ------------------------------  -------------  ------------------------------
Michael Bozic (63)         Director     Director      Private Investor; Director or   197            None.
c/o Kramer Levin                        since July    Trustee of the Retail Funds
Naftalis & Frankel LLP                  2003          (since April 1994) and the
Counsel to the                                        Institutional Funds (since
Independent Directors                                 July 2003); formerly Vice
919 Third Avenue                                      Chairman of Kmart Corporation
New York, NY 10022-3902                               (December 1998-October 2000),
                                                      Chairman and Chief Executive
                                                      Officer of Levitz Furniture
                                                      Corporation (November
                                                      1995-November 1998) and
                                                      President and Chief Executive
                                                      Officer of Hills Department
                                                      Stores (May 1991-July 1995);
                                                      formerly variously Chairman,
                                                      Chief Executive Officer,
                                                      President and Chief Operating
                                                      Officer (1987-1991) of the
                                                      Sears Merchandise Group of
                                                      Sears Roebuck & Co.

Edwin J. Garn (72)         Director     Director      Director or Trustee of the      197            Director of Franklin Covey
1031 N. Chartwell Court                 since July    Retail Funds (since January                    (time management systems), BMW
Salt Lake City, UT 84103                2003          1993) and the Institutional                    Bank of North America, Inc.
                                                      Funds (since July 2003);                       (industrial loan corporation),
                                                      member of the Utah Regional                    United Space Alliance (joint
                                                      Advisory Board of Pacific                      venture between Lockheed
                                                      Corp.; formerly Managing                       Martin and The Boeing Company)
                                                      Director of Summit Ventures                    and Nuskin Asia Pacific
                                                      LLC (2000-2004); United States                 (multilevel marketing); member
                                                      Senator (R- Utah) (1974-1992)                  of the board of various civic
                                                      and Chairman, Senate Banking                   and charitable organizations.
                                                      Committee (1980-1986), Mayor
                                                      of Salt Lake City, Utah
                                                      (1971-1974), Astronaut, Space
                                                      Shuttle Discovery (April
                                                      12-19, 1985), and Vice
                                                      Chairman, Huntsman Corporation
                                                      (chemical company).

Wayne E. Hedien (70)       Director     Director      Retired; Director or Trustee    197            Director of the PMI Group Inc.
c/o Kramer Levin Naftalis               since         of the Retail Funds (since                     (private mortgage insurance);
& Frankel LLP                           July 2003     September 1997) and the                        Trustee and Vice Chairman of
Counsel to the                                        Institutional Funds (since                     The Field Museum of Natural
Independent Directors                                 July 2003); formerly                           History; director of various
919 Third Avenue                                      associated with the Allstate                   other business and charitable
New York, NY 10022-3902                               Companies (1966-1994), most                    organizations.
                                                      recently as Chairman of The
                                                      Allstate Corporation (March
                                                      1993-December 1994) and
                                                      Chairman and Chief Executive
                                                      Officer of its wholly-owned
                                                      subsidiary, Allstate Insurance
                                                      Company (July 1989-December
                                                      1994).

Dr. Manuel H. Johnson (55) Director     Director      Senior Partner, Johnson Smick   197            Director of NVR, Inc. (home
c/o Johnson Smick                       since         International, Inc., a                         construction); Director of KFX
International, Inc.                     July 2003     consulting firm; Chairman of                   Energy; Director of RBS
2099 Pennsylvania Avenue,                             the Audit Committee and                        Greenwich Capital Holdings
NW Suite 950                                          Director or Trustee of the                     (financial holdings company).
Washington, D.C. 20006                                Retail Funds (since July 1991)
                                                      and the Institutional Funds
                                                      (since July 2003); Co-Chairman
                                                      and a founder of the Group of
                                                      Seven Council (G7C), an
                                                      international economic
                                                      commission; formerly Vice
                                                      Chairman of the Board of
                                                      Governors of the Federal
                                                      Reserve System and Assistant
                                                      Secretary of the U.S.
                                                      Treasury.

Joseph J. Kearns (62)      Director     Director      President, Kearns & Associates  198            Director of Electro Rent
c/o Kearns & Associates                 since         LLC (investment consulting);                   Corporation (equipment
LLC                                     August        Deputy Chairman of the Audit                   leasing), The Ford Family
PMB754 23852 Pacific Coast              1994          Committee and Director or                      Foundation and the UCLA
23852 Pacific Coast                                   Trustee of the Retail Funds                    Foundation.
Highway                                               (since July 2003) and the
Malibu, CA 90265                                      Institutional Funds (since
                                                      August 1994); previously
                                                      Chairman of the Audit
                                                      Committee of the Institutional
                                                      Funds (October 2001- July
                                                      2003); formerly CFO of the J.
                                                      Paul Getty Trust.

Michael Nugent (68)        Director     Director      General Partner of Triumph      197            Director of various business
c/o Triumph Capital, L.P.               since July    Capital, L.P., a private                       organizations.
445 Park Avenue,                        2001          investment partnership;
10th Floor                                            Chairman of the Insurance
New York, NY 10022                                    Committee and Director or
                                                      Trustee of the Retail Funds
                                                      (since July 1991) and the
                                                      Institutional Funds (since
                                                      July 2001); formerly Vice
                                                      President, Bankers Trust
                                                      Company and BT Capital
                                                      Corporation (1984-1988).

Fergus Reid (72)           Director     Director      Chairman of Lumelite Plastics   198            Trustee and Director of
c/o Lumelite Plastics                   since June    Corporation; Chairman of the                   certain investment companies
Corporation                             1992          Governance Committee and                       in the J.P. Morgan Funds
85 Charles Coleman Blvd.                              Director or Trustee of the                     complex managed by J.P. Morgan
Pawling, NY 12564                                     Retail Funds (since July 2003)                 Investment Management Inc.
                                                      and the Institutional Funds
                                                      (since June 1992).

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Director and Officer Information (cont'd)

Interested Directors:

                                                                                      NUMBER OF
                                        TERM OF                                       PORTFOLIOS IN
                                        OFFICE AND                                    FUND
                           POSITION(S)  LENGTH OF                                     COMPLEX
NAME, AGE AND ADDRESS OF   HELD WITH    TIME          PRINCIPAL OCCUPATION(S)         OVERSEEN BY    OTHER DIRECTORSHIPS
DIRECTOR                   REGISTRANT   SERVED*       DURING PAST 5 YEARS             DIRECTOR**     HELD BY DIRECTOR
-------------------------  -----------  ------------  ------------------------------  -------------  ------------------------------
Charles A.Fiumefreddo (71) Chairman     Chairman      Chairman and Director or        197            None.
c/o Morgan Stanley Trust   and          of the        Trustee of the Retail Funds
Harborside Financial       Director of  Board and     (since July 1991) and the
Center Plaza Two           the Board    Director      Institutional Funds (since
3rd Floor                               since July    July 2003); formerly Chief
Jersey City, NJ 07311                   2003          Executive Officer of the
                                                      Retail Funds (until September
                                                      2002).

James F. Higgins (56)      Director     Director      Director or Trustee of the      197            Director of AXA Financial,
c/o Morgan Stanley Trust                since July    Retail Funds (since June 2000)                 Inc. and The Equitable Life
Harborside Financial                    2003          and the Institutional Funds                    Assurance Society of the
Center Plaza Two                                      (since July 2003); Senior                      United States (financial
2nd Floor                                             Advisor of Morgan Stanley                      services).
Jersey City, NJ 07311                                 (since August 2000); Director
                                                      of Morgan Stanley Distributors
                                                      Inc. and Dean Witter Realty
                                                      Inc.; previously President and
                                                      Chief Operating Officer of the
                                                      Private Client Group of Morgan
                                                      Stanley (May 1999-August
                                                      2000), and President and Chief
                                                      Operating Officer of
                                                      Individual Securities of
                                                      Morgan Stanley (February
                                                      1997-May 1999).

* Each Director serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. and any funds that have an investment adviser that is an affiliated entity of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

Additional information about the Fund's Directors can be found in the Fund's Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Fund at 1(800) 281-2715. You may also retrieve this information on-line at the Securities and Exchange Commission's web site at "http://www.sec.gov". To aid you in obtaining this information on-line, the Fund's Central Index Key (CIK) number is 1011378 and the SAI is found within form type 485BPOS.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                               Annual Report - December 31, 2004

Director and Officer Information (cont'd)

Officers:

                                            POSITION(S)    TERM OF OFFICE
                                            HELD WITH      AND LENGTH OF
NAME, AGE AND ADDRESS OF EXECUTIVE OFFICER  REGISTRANT     TIME SERVED*      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------  -------------  ----------------  ------------------------------------------------------
Mitchell M. Merin (51)                      President      President since   President and Chief Operating Officer of Morgan
Morgan Stanley Investment Management Inc.                  July 2003         Stanley Investment Management Inc.; President,
1221 Avenue of the Americas 33rd Floor                                       Director and Chief Executive Officer of Morgan
New York, NY 10020                                                           Stanley Investment Advisors Inc. and Morgan
                                                                             Stanley Services Company Inc.; Chairman and
                                                                             Director of Morgan Stanley Distributors Inc.;
                                                                             Chairman and Director of Morgan Stanley Trust;
                                                                             Director of various Morgan Stanley subsidiaries;
                                                                             President of the Institutional Funds (since July
                                                                             2003) and President of the Retail Funds (since May
                                                                             1999); Director (since July 2003) and President
                                                                             (since December 2002) of the Van Kampen Closed-End
                                                                             Funds; Trustee (since May 1999) and President
                                                                             (since October 2002) of the Van Kampen Open-End
                                                                             Funds.

Ronald E. Robison (65)                      Executive      Executive Vice    Principal Executive Officer of Funds in the Fund
Morgan Stanley Investment Management Inc.   Vice           President and     complex since May 2003; Managing Director of
1221 Avenue of the Americas 34th Floor      President      Principal         Morgan Stanley & Co. Incorporated, Managing
New York, NY 10020                          and            Executive         Director of Morgan Stanley; Managing Director,
                                            Principal      Officer since     Chief Administrative Officer and Director of
                                            Executive      July 2003         Morgan Stanley Investment Advisors Inc. and Morgan
                                            Officer                          Stanley Services Company Inc.; Chief Executive
                                                                             Officer and Director of Morgan Stanley Trust;
                                                                             Managing Director and Director of Morgan Stanley
                                                                             Distributors Inc.; Executive Vice President and
                                                                             Principal Executive Officer of the Retail Funds
                                                                             (since April 2003) and the Institutional Funds
                                                                             (since July 2003); previously President and
                                                                             Director of the Retail Funds (March 2001 - July
                                                                             2003) and Chief Global Operations Officer and
                                                                             Managing Director of Morgan Stanley Investment
                                                                             Management Inc.

Joseph J. McAlinden (61)                    Vice           Vice President    Managing Director and Chief Investment Officer of
Morgan Stanley Investment Management Inc.   President      since July        Morgan Stanley Investment Advisors Inc. and Morgan
1221 Avenue of the Americas 33rd Floor                     2003              Stanley Investment Management Inc.; Director of
New York, NY 10020                                                           Morgan Stanley Trust; Chief Investment Officer of
                                                                             the Van Kampen Funds; Vice President of the
                                                                             Institutional Funds (since July 2003) and the
                                                                             Retail Funds (since July 1995).

Barry Fink (49)                             Vice           Vice President    General Counsel (since May 2000) and Managing
Morgan Stanley Investment Management Inc.   President      since July        Director (since December 2000) of Morgan Stanley
1221 Avenue of the Americas 22nd Floor                     2003              Investment Management; Managing Director (since
New York, NY 10020                                                           December 2000), Secretary (since February 1997)
                                                                             and Director (since July 1998) of Morgan Stanley
                                                                             Investment Advisors Inc. and Morgan Stanley
                                                                             Services Company Inc.; Vice President of the
                                                                             Retail Funds; Assistant Secretary of Morgan
                                                                             Stanley DW Inc.; Vice President of the
                                                                             Institutional Funds (since July 2003); Managing
                                                                             Director, Secretary and Director of Morgan Stanley
                                                                             Distributors Inc.; previously Secretary of the
                                                                             Retail Funds and General Counsel (February 1997-
                                                                             April 2004) of the Retail Funds Vice President and
                                                                             Assistant General Counsel of Morgan Stanley
                                                                             Investment Advisors Inc. and Morgan Stanley
                                                                             Services Company Inc. (February 1997- December
                                                                             2001).

Amy R. Doberman (42)                        Vice           Vice President    Managing Director and General Counsel, U.S.
Morgan Stanley Investment Management Inc.   President      since July        Investment Management; Managing Director of the
1221 Avenue of the Americas 22nd Floor                     2004              Investment Manager and Morgan Stanley Investment
New York, NY 10020                                                           Advisor Inc.; Vice President of the Institutional
                                                                             and Retail Funds (since July 2004); Vice President
                                                                             of the Van Kampen Funds (since August 2004)
                                                                             previously, Managing Director and General Counsel
                                                                             - Americas, UBS Global Asset Management (July
                                                                             2000-July 2004) and General Counsel, Aeltus
                                                                             Investment Management, Inc. (January 1997-July
                                                                             2000).

Carsten Otto (41)                           Chief          Chief             Executive Director and U.S. Director of Compliance
Morgan Stanley Investment Management Inc.   Compliance     Compliance        for Morgan Stanley Investment Management (since
1221 Avenue of the Americas 22nd Floor      Officer        Officer since     October 2004); Executive Director of Morgan
New York, NY 10020                                         2004              Stanley Investment Advisors Inc. and Morgan
                                                                             Stanley Investment Management Inc.; formerly
                                                                             Assistant Secretary and Assistant General Counsel
                                                                             of the Morgan Stanley Retail Funds.

Stefanie V. Chang (38)                      Vice           Vice President    Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.   President      since             Incorporated, Morgan Stanley Investment Management
1221 Avenue of the Americas 22nd Floor                     December          Inc. and Morgan Stanley Investment Advisors Inc.;
New York, NY 10020                                         1997              Vice President of the Institutional Funds and the
                                                                             Retail Funds; formerly practiced law with the New
                                                                             York law firm of Rogers & Wells (now Clifford
                                                                             Chance US LLP).

James W. Garrett (35)                       Treasurer      Treasurer since   Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.   and Chief      February 2002     Incorporated, Morgan Stanley Investment Management
1221 Avenue of the Americas 34th Floor      Financial      CFO since July    Inc.; Treasurer and Chief Financial Officer of the
New York, NY 10020                          Officer        2003              Institutional Funds; Previously with
                                                                             PriceWaterhouse LLP (now PriceWaterhouseCoopers
                                                                             LLP).

Michael J. Leary (38)                       Assistant      Assistant         Assistant Director and Vice President of Fund
J.P. Morgan Investor Services Co.           Treasurer      Treasurer since   Administration, JPMorgan Investor Services Co.
73 Tremont Street                                          March 2003        (formerly Chase Global Funds Services Company);
Boston, MA 02108                                                             formerly Audit Manager at Ernst & Young LLP.

Mary E. Mullin (37)                         Secretary      Secretary         Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.                  since June        Incorporated, Morgan Stanley Investment Management
1221 Avenue of the Americas 22nd Floor                     1999              Inc. and Morgan Stanley Investment Advisors Inc.;
New York, NY 10020                                                           Secretary of the Institutional Funds and the
                                                                             Retail Funds (since July 2003); formerly practiced
                                                                             law with the New York law firms of McDermott, Will
                                                                             & Emery and Skadden, Arps, Slate, Meagher & Flom LLP.

----------
* This is the date the Officer began serving the Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN
JPMorgan Chase Bank
270 Park Avenue
New York, New York 10017

LEGAL COUNSEL
Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

The Investment Adviser, Morgan Stanley Investment Management Inc. doing business in certain instances as Miller Anderson, Van Kampen or Morgan Stanley Asset Management.

REPORTING TO SHAREHOLDERS

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800- 281-2715 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by the prospectus of The Universal Institutional Funds, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
[MORGAN STANLEY LOGO]
                                         ANNUAL REPORT - DECEMBER 31, 2004


VALUE PORTFOLIO

                                  THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                  Annual Report - December 31, 2004

Investment Overview

VALUE PORTFOLIO

The Value Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a portfolio of common stocks and other equity securities.

PERFORMANCE

For the year ended December 31, 2004, the Portfolio had a total return of 17.83%, net of fees, compared to 10.88% for the S&P 500 Index (the "Index").

FACTORS AFFECTING PERFORMANCE

- Stock prices were positive for the second consecutive year in 2004, with large-cap value stocks, the Portfolio's investment universe, outperforming their large-cap growth counterparts. Despite the market's favorable overall performance, much of its rise came in the final months of the year.

- For the rest of 2004, the markets were hampered by a number of factors including; five interest rate increases from the Federal Reserve, the uncertainties of the war in Iraq, the U.S. Presidential election, the ongoing threat of global terrorism, rising energy prices, and the weakening dollar. Energy prices, however began dropping sharply in October, with the price per barrel of oil falling from $55 to below $44 by the end of 2004. A decisive outcome in the presidential election buoyed investors' spirits. The markets responded with a sharp year-end rally.

- The energy sector was one of the Portfolio's strongest performers during the year. While its overweight relative to the Index was built on bottom-up valuations decisions and not top-down oil price projections, the Portfolio's holdings did benefit when energy prices rose in response to tight supplies and strong demand. The utility sector was another source of the Portfolio's outperformance relative to the benchmark.

- Large cap pharmaceuticals was the largest detractors from relative performance

MANAGEMENT STRATEGIES

- As many stocks have enjoyed strong performance over the last two years, it has become challenging to find attractively valued holdings. Our strategy continues to incorporate stocks with reasonable valuations relative to our assessment of their fair value. Our discipline is contrarian in its focus, and we build the Portfolio one stock at a time on what we believe to be attractive valuations from the bottom up. In 2004, since there were few valuation disparities among sectors and stocks, and volatility was quite low by historical measures, the Portfolio's turnover was consequently very low.

JANUARY 2005
PERFORMANCE COMPARED TO THE S&P 500 INDEX(1)

                                                              TOTAL RETURNS(2)
                                           ------------------------------------------------------
                                                                         AVERAGE ANNUAL
                                                              -----------------------------------
                                                       ONE               FIVE               SINCE
                                                      YEAR              YEARS        INCEPTION(4)
-------------------------------------------------------------------------------------------------
Portfolio(3)                                         17.83%              9.46%               7.83%
S&P 500 Index                                        10.88              (2.30)               8.05

(1) The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on January 2, 1997.
(4) For comparative purposes, average annual since inception returns listed for the index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the index.

[CHART]

    COMPARISON OF THE CHAGE IN VALUE OF A $10,000 INVESTMENT SINCE INCEPTION

                            VALUE      S&P 500
                        PORTFOLIO        INDEX
                       -----------------------
1/2/97*                $   10,000   $   10,000
12/31/1997                 12,098       13,402
12/31/1998                 11,840       17,231
12/31/1999                 11,625       20,856
12/31/2000                 14,525       18,954
12/31/2001                 14,855       16,702
12/31/2002                 11,565       13,015
12/31/2003                 15,506       16,747
12/31/2004                 18,270       18,569

*    Commenced operations on January 2, 1997.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. PERFORMANCE ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT morganstanley.com/im. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES. PERFORMANCE SHOWN DOES NOT REFLECT FEES AND EXPENSES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD BE LOWER.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Investment Overview (cont'd)

VALUE PORTFOLIO

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

                                                                                 EXPENSES PAID
                                                              ENDING ACCOUNT    DURING PERIOD*
                                                 BEGINNING             VALUE   JULY 1, 2004 --
                                             ACCOUNT VALUE      DECEMBER 31,      DECEMBER 31,
                                              JULY 1, 2004              2004              2004
----------------------------------------------------------------------------------------------
Actual                                     $      1,000.00   $      1,125.40   $          4.54
Hypothetical (5% average annual return
 before expenses)                                 1,000.00          1,020.86              4.32

* Expenses are equal to the Portfolio's annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

GRAPHIC PRESENTATION OF PORTFOLIO HOLDINGS

The following graph depicts the Portfolio's holdings by industry, as a percentage of total investments.

[CHART]

Short-Term Investment                                  2.3%
Pharmaceuticals                                       14.1%
Diversified Telecommunication Services                 8.0%
Commercial Banks                                       7.0%
Paper & Forest Products                                6.8%
Media                                                  6.5%
Insurance                                              6.2%
Energy Equipment & Services                            5.6%
Thrifts & Mortgage Finance                             5.0%
Oil & Gas                                              4.9%
Chemicals                                              4.3%
Other*                                                29.3%

* Industries which do not appear in the top 10 industries, as well as those which represent less than 3% of total investments, if applicable, are included in the category labeled "Other".

                                  THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                  Annual Report - December 31, 2004

Portfolio of Investments

VALUE PORTFOLIO

                                                                                       VALUE
                                                                   SHARES              (000)
--------------------------------------------------------------------------------------------
COMMON STOCKS (97.9%)
BEVERAGES (1.1%)
  Coca-Cola Co. (The)                                              17,500    $           729
--------------------------------------------------------------------------------------------
CAPITAL MARKETS (1.1%)
  Lehman Brothers Holdings, Inc.                                    3,300                289
  Merrill Lynch & Co., Inc.                                         7,200                430
--------------------------------------------------------------------------------------------
                                                                                         719
============================================================================================
CHEMICALS (4.3%)
  Dow Chemical Co. (The)                                           13,900                688
  E.I. du Pont de Nemours & Co.                                    31,200              1,531
  PPG Industries, Inc.                                              2,000                136
  Rohm & Haas Co.                                                  12,500                553
--------------------------------------------------------------------------------------------
                                                                                       2,908
============================================================================================
COMMERCIAL BANKS (7.0%)
  Bank of America Corp.                                            39,300              1,847
  PNC Financial Services Group, Inc.                               17,800              1,022
  Sun Trust Banks, Inc.                                             1,900                140
  Wachovia Corp.                                                    5,413                285
  Wells Fargo & Co.                                                23,700              1,473
--------------------------------------------------------------------------------------------
                                                                                       4,767
============================================================================================
COMMUNICATIONS EQUIPMENT (0.5%)
  Nokia Oyj ADR                                                    13,500                212
  Telefonaktiebolaget LM Ericsson ADR                            (a)4,000                126
--------------------------------------------------------------------------------------------
                                                                                         338
============================================================================================
COMPUTERS & PERIPHERALS (1.6%)
  Hewlett-Packard Co.                                              32,700                686
  International Business Machines Corp.                             2,200                217
  Lexmark International, Inc., Class A                           (a)2,400                204
--------------------------------------------------------------------------------------------
                                                                                       1,107
============================================================================================
CONSUMER FINANCE (0.2%)
  Capital One Financial Corp.                                       1,400                118
--------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (3.2%)
  Citigroup, Inc.                                                  37,000              1,783
  JPMorgan Chase & Co.                                              9,500                370
--------------------------------------------------------------------------------------------
                                                                                       2,153
============================================================================================
DIVERSIFIED TELECOMMUNICATION SERVICES (8.0%)
  Amdocs Ltd.                                                    (a)3,200                 84
  SBC Communications, Inc.                                         70,800              1,824
  Sprint Corp.                                                     56,000              1,392
  Verizon Communications, Inc.                                     53,200              2,155
--------------------------------------------------------------------------------------------
                                                                                       5,455
============================================================================================
ELECTRIC UTILITIES (2.2%)
  American Electric Power Co., Inc.                                14,700                505
  FirstEnergy Corp.                                                16,800                664
  Scottish Power plc ADR                                            2,200                 68
  TXU Corp.                                                         3,500                226
--------------------------------------------------------------------------------------------
                                                                                       1,463
============================================================================================
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.4%)
  Flextronics International Ltd.                                (a)12,400                171
  Jabil Circuit, Inc.                                            (a)4,100                105
--------------------------------------------------------------------------------------------
                                                                                         276
============================================================================================
ENERGY EQUIPMENT & SERVICES (5.6%)
  GlobalSantaFe Corp.                                              18,100                599
  Halliburton Co.                                                  52,500    $         2,060
  Schlumberger Ltd.                                                 9,800                656
  Transocean, Inc.                                              (a)11,300                479
--------------------------------------------------------------------------------------------
                                                                                       3,794
============================================================================================
FOOD & STAPLES RETAILING (1.2%)
  CVS Corp.                                                        13,000                586
  Kroger Co. (The)                                              (a)12,000                210
--------------------------------------------------------------------------------------------
                                                                                         796
============================================================================================
FOOD PRODUCTS (3.0%)
  Kraft Foods, Inc.                                                23,800                847
  Unilever N.V. (NY Shares)                                        17,400              1,161
--------------------------------------------------------------------------------------------
                                                                                       2,008
============================================================================================
HEALTH CARE PROVIDERS & SERVICES (0.9%)
  AmerisourceBergen Corp.                                          10,000                587
--------------------------------------------------------------------------------------------
HOTELS RESTAURANTS & LEISURE (0.4%)
  Darden Restaurants, Inc.                                         10,600                294
--------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS (2.6%)
  Kimberly-Clark Corp.                                             27,300              1,797
--------------------------------------------------------------------------------------------
INSURANCE (6.2%)
  Allstate Corp. (The)                                              9,300                481
  AMBAC Financial Group, Inc.                                       3,800                312
  Assurant, Inc.                                                    8,200                250
  Chubb Corp.                                                      14,100              1,084
  Genworth Financial, Inc.                                         10,800                292
  Hartford Financial Services Group, Inc.                           2,600                180
  Metlife, Inc.                                                    14,900                604
  St. Paul Travelers Cos., Inc. (The)                               7,920                294
  Torchmark Corp.                                                  12,600                720
--------------------------------------------------------------------------------------------
                                                                                       4,217
============================================================================================
IT SERVICES (1.0%)
  Affiliated Computer Services, Inc., Class A                    (a)6,400                385
  Sungard Data Systems, Inc.                                    (a)10,300                292
--------------------------------------------------------------------------------------------
                                                                                         677
============================================================================================
LEISURE EQUIPMENT & PRODUCTS (1.3%)
  Eastman Kodak Co.                                                15,400                497
  Mattel, Inc.                                                     20,600                401
--------------------------------------------------------------------------------------------
                                                                                         898
============================================================================================
MEDIA (6.5%)
  Clear Channel Communications, Inc.                               38,500              1,289
  Liberty Media Corp., Class A                                  (a)85,900                943
  Liberty Media International, Inc., Class A                     (a)7,290                337
  Time Warner, Inc.                                             (a)31,400                610
  Walt Disney Co.                                                  44,800              1,246
--------------------------------------------------------------------------------------------
                                                                                       4,425
============================================================================================
METALS & MINING (2.0%)
  Alcoa, Inc.                                                      42,300              1,329
--------------------------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER (2.0%)
  Constellation Energy Group, Inc.                                 10,000                437
  Dominion Resources, Inc.                                          8,500                576
  Public Service Enterprise Group, Inc.                             6,600                342
--------------------------------------------------------------------------------------------
                                                                                       1,355
============================================================================================
MULTILINE RETAIL (1.4%)
  Federated Department Stores                                      11,000                636

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Portfolio of Investments (cont'd)

VALUE PORTFOLIO

                                                                                       VALUE
                                                                   SHARES              (000)
--------------------------------------------------------------------------------------------
MULTILINE RETAIL (CONT'D)
  May Department Stores Co. (The)                                  10,600   $            311
--------------------------------------------------------------------------------------------
                                                                                         947
============================================================================================
OIL & GAS (4.9%)
  BP plc ADR                                                        5,000                292
  ConocoPhillips                                                    7,300                634
  Petrobras S.A. ADR                                               23,200                923
  Royal Dutch Petroleum Co. (NY Shares)                             7,500                430
  Total S.A. ADR                                                    9,300              1,022
--------------------------------------------------------------------------------------------
                                                                                       3,301
============================================================================================
PAPER & FOREST PRODUCTS (6.8%)
  Georgia-Pacific Corp.                                            48,000              1,799
  International Paper Co.                                          66,400              2,789
  Neenah Paper, Inc.                                               (a)784                 25
--------------------------------------------------------------------------------------------
                                                                                       4,613
============================================================================================
PHARMACEUTICALS (14.2%)
  Bristol-Myers Squibb Co.                                        107,400              2,752
  GlaxoSmithKline plc ADR                                          64,500              3,057
  Pfizer, Inc.                                                     36,700                987
  Roche Holding AG ADR                                              9,700              1,117
  Schering-Plough Corp.                                            44,800                935
  Wyeth                                                            17,900                762
--------------------------------------------------------------------------------------------
                                                                                       9,610
============================================================================================
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.1%)
  Intel Corp.                                                       1,500                 35
  Novellus Systems, Inc.                                         (a)1,800                 50
--------------------------------------------------------------------------------------------
                                                                                          85
============================================================================================
SOFTWARE (0.4%)
  Check Point Software Technologies Ltd.                         (a)4,600                114
  Microsoft Corp.                                                   5,400                144
--------------------------------------------------------------------------------------------
                                                                                         258
============================================================================================
TEXTILES, APPAREL & LUXURY GOODS (0.9%)
  Jones Apparel Group, Inc.                                        17,500                640
--------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE (5.0%)
  Fannie Mae                                                        5,300                378
  Freddie Mac                                                      40,900              3,014
--------------------------------------------------------------------------------------------
                                                                                       3,392
============================================================================================
TOBACCO (1.9%)
  Altria Group, Inc.                                               21,100              1,289
--------------------------------------------------------------------------------------------
  TOTAL COMMON STOCKS (COST $55,998)                                                  66,345
============================================================================================

                                                                     FACE
                                                                   AMOUNT
                                                                    (000)
--------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (2.3%)
REPURCHASE AGREEMENT (2.3%)
  J.P. Morgan Securities, Inc., 2.00%, dated 12/31/04,
      due 1/3/05, repurchase price $1,575 (COST $1,575)   $      (b)1,575              1,575
--------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.2%) (COST $57,573)                                             67,920
============================================================================================
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.2%)                                           (109)
============================================================================================
NET ASSETS (100%)                                                            $        67,811
============================================================================================

(a)  Non-income producing security.
(b) Represents the Portfolio's undivided interest in a joint repurchase agreement which has a total value of $1,018,656,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this portfolio of investments as follows: Federal Farm Credit Bank, 0.00% to 6.75%, due 2/28/05 to 8/15/13; Federal Home Loan Bank, 1.10%
     to 6.875%, due 4/15/05 to 10/28/24; Federal Home Loan Mortgage Corp., 2.00% to 6.51%, due 6/15/15 to 3/15/19; Federal National Mortgage Association, 1.75% to 8.20%, due 2/24/05 to 5/24/19; and Financial Assist Corp., 8.80%,
     due 6/10/05. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.
ADR  American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

                                  THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                  Annual Report - December 31, 2004

VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

                                                                                               DECEMBER 31, 2004
                                                                                                           (000)
----------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at Value (Cost $57,573)                                                         $          67,920
  Dividends Receivable                                                                                       107
  Receivable for Investments Sold                                                                             15
  Other Assets                                                                                                 2
----------------------------------------------------------------------------------------------------------------
    Total Assets                                                                                          68,044
----------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for Portfolio Shares Redeemed                                                                     (117)
  Investment Advisory Fees Payable                                                                           (74)
  Administration Fees Payable                                                                                (17)
  Custodian Fees Payable                                                                                      (4)
  Directors' Fees and Expenses Payable                                                                        (1)
  Other Liabilities                                                                                          (20)
----------------------------------------------------------------------------------------------------------------
    Total Liabilities                                                                                       (233)
----------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                     $          67,811
----------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
  Paid-in Capital                                                                              $          53,058
  Undistributed (Distributions in Excess of) Net Investment Income                                           895
  Accumulated Net Realized Gain (Loss)                                                                     3,511
  Unrealized Appreciation (Depreciation) on Investments                                                   10,347
----------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                     $          67,811
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE Applicable to 4,556,459
  Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)                          $           14.88
================================================================================================================

     The accompanying notes are an integral part of the financial statements

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

VALUE PORTFOLIO

STATEMENT OF OPERATIONS

                                                                                                      YEAR ENDED
                                                                                               DECEMBER 31, 2004
                                                                                                           (000)
----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                                                                    $           1,375
  Interest                                                                                                    29
----------------------------------------------------------------------------------------------------------------
    Total Investment Income                                                                                1,404
----------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees (Note B)                                                                          326
  Administration Fees (Note C)                                                                               156
  Shareholder Reporting Fees                                                                                  29
  Professional Fees                                                                                           26
  Custodian Fees (Note D)                                                                                     20
  Directors' Fees and Expenses                                                                                 1
  Other                                                                                                        5
----------------------------------------------------------------------------------------------------------------
    Total Expenses                                                                                           563
----------------------------------------------------------------------------------------------------------------
  Investment Advisory Fees Waived (Note B)                                                                   (59)
----------------------------------------------------------------------------------------------------------------
    Net Expenses                                                                                             504
----------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                                                 900
----------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
  Investments Sold                                                                                         3,641
----------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
  Investments                                                                                              5,543
----------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                            9,184
----------------------------------------------------------------------------------------------------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                            $          10,084
================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

                                                                                          YEAR ENDED           YEAR ENDED
                                                                                   DECEMBER 31, 2004    DECEMBER 31, 2003
                                                                                               (000)                (000)
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                                     $             900    $             587
  Net Realized Gain (Loss)                                                                     3,641                4,532
  Change in Unrealized Appreciation (Depreciation)                                             5,543                7,861
-------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Operations                           10,084               12,980
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                                         (588)                  --
  Net Realized Gain                                                                           (1,862)                  --
-------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                                       (2,450)                  --
-------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  Subscriptions                                                                               11,992                7,530
  Distributions Reinvested                                                                     2,450                   --
  Redemptions                                                                                 (6,935)              (7,049)
-------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions            7,507                  481
-------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                                     15,141               13,461
NET ASSETS:
  Beginning of Period                                                                         52,670               39,209
-------------------------------------------------------------------------------------------------------------------------
  End of Period (Including Undistributed (Distributions in Excess of) Net
    Investment Income of $895 and $583, respectively)                              $          67,811    $          52,670
=========================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    Shares Subscribed                                                                            882                  667
    Shares Issued on Distributions Reinvested                                                    187                   --
    Shares Redeemed                                                                             (509)                (658)
-------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Capital Shares Outstanding                                        560                    9
=========================================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                  THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                  Annual Report - December 31, 2004

Financial Highlights

VALUE PORTFOLIO

                                                                              YEAR ENDED DECEMBER 31,
                                                  -----------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                       2004            2003           2002            2001           2000
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $     13.18         $  9.83    $     12.77     $     13.15     $     10.76
-------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                              0.21#           0.15#          0.11#           0.13            0.12
  Net Realized and Unrealized Gain (Loss)                   2.06            3.20          (2.94)           0.18            2.57
-------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                        2.27            3.35          (2.83)           0.31            2.69
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                    (0.14)             --          (0.11)          (0.13)          (0.12)
  Net Realized Gain                                        (0.43)             --             --           (0.56)          (0.18)
-------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                    (0.57)             --          (0.11)          (0.69)          (0.30)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $     14.88     $     13.18    $      9.83     $     12.77     $     13.15
===============================================================================================================================
TOTAL RETURN ^                                             17.83%          34.08%        (22.15)%          2.27%          24.95%
===============================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                    $    67,811     $    52,670    $    39,209     $    46,935     $    49,931
Ratio of Expenses to Average Net Assets                     0.85%           0.85%          0.85%           0.85%           0.85%
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                                1.52%           1.37%          0.97%           0.92%           1.07%
Portfolio Turnover Rate                                       40%            135%            39%             55%             50%
-------------------------------------------------------------------------------------------------------------------------------
Ratios Before Expenses Waived and/or Reimbursed by
  Adviser:
    Expenses to Average Net Assets                          0.95%           0.99%          0.96%           0.93%           1.09%
    Net Investment Income (Loss) to Average Net
      Assets                                                1.42%           1.23%          0.86%           0.84%           0.82%
-------------------------------------------------------------------------------------------------------------------------------

#    Per share amount is based on average shares outstanding.
^ Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of sixteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Value Portfolio. The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a portfolio of common stocks and other equity securities.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

     All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

2. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

3. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets.

B. INVESTMENT ADVISORY FEES: Morgan Stanley Investment Management Inc. (the "Adviser" or "MS Investment Management"), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                   FROM $500
                    FIRST $500    MILLION TO     MORE THAN
                       MILLION    $1 BILLION    $1 BILLION
                    --------------------------------------
                          0.55%         0.50%         0.45%

                                  THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                  Annual Report - December 31, 2004

Notes to Financial Statements (cont'd)

MS Investment Management has agreed to waive fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 0.85%. For the year ended December 31, 2004, this waiver amounted to $59,000.

C. ADMINISTRATION FEES: MS Investment Management (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. ("JPMIS"), a corporate affiliate of JPMorgan Chase Bank, JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund.

D. CUSTODIAN FEES: JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Investment Company Act of 1940.

E. CONTRACTUAL OBLIGATIONS: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

F. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Distributions from the Portfolio are recorded on the ex-dividend date.

Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned.

The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2003 was as follows:

                        2004 DISTRIBUTIONS          2003 DISTRIBUTIONS
                            PAID FROM:                  PAID FROM:
                    -------------------------   -------------------------
                      ORDINARY      LONG-TERM     ORDINARY      LONG-TERM
                        INCOME   CAPITAL GAIN       INCOME   CAPITAL GAIN
                         (000)          (000)        (000)          (000)
                    -----------------------------------------------------
                    $    1,008   $      1,442   $       --   $         --

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent book and tax basis differences may result in reclassifications among undistributed (distributions in excess of) net investment income (or accumulated net investment loss), accumulated net realized gain (loss) and paid-in capital.

At December 31, 2004, the Portfolio had distributable earnings on a tax basis as follows:

                    UNDISTRIBUTED            UNDISTRIBUTED
                         ORDINARY                LONG-TERM
                           INCOME             CAPITAL GAIN
                            (000)                    (000)
                    --------------------------------------
                    $       3,332            $       1,295

At December 31, 2004, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                           NET
                                                  APPRECIATION
        COST    APPRECIATION    DEPRECIATION    (DEPRECIATION)
       (000)           (000)           (000)             (000)
--------------------------------------------------------------
$     57,790    $     10,751    $      (621)    $       10,130

G. OTHER: For the year ended December 31, 2004, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $28,989,000 and $23,173,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2004.

During the year ended December 31, 2004, the Portfolio incurred $719 of brokerage commissions to Morgan Stanley & Co. Incorporated, an affiliated broker dealer.

At December 31, 2004, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 74.5%.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Report of Independent Registered Public Accounting Firm

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
THE UNIVERSAL INSTITUTIONAL FUNDS, INC. -
VALUE PORTFOLIO

We have audited the accompanying statement of assets and liabilities of the Value Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio"), including the portfolio of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Value Portfolio of The Universal Institutional Funds, Inc. at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP


Boston, Massachusetts
February 11, 2005

                                  THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                  Annual Report - December 31, 2004

Federal Tax Information (unaudited)

The Portfolio hereby designates $1,442,000 as long-term capital gain dividends for the purpose of the dividend paid deduction on its federal income tax return.

For the year ended December 31, 2004, the percentage of dividends that qualify for the 70% dividend received deduction for corporate shareholders of the Portfolio was 84.5%.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004


Director and Officer Information (unaudited)

Independent Directors:

                                                                                                   NUMBER OF
                                          TERM OF                                                  PORTFOLIOS
                                          OFFICE AND                                               IN FUND
                             POSITION(S)  LENGTH OF                                                COMPLEX
NAME, AGE AND ADDRESS OF     HELD WITH    TIME                                                     OVERSEEN BY  OTHER DIRECTORSHIPS
DIRECTOR                     REGISTRANT   SERVED*     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS  DIRECTOR**   HELD BY DIRECTOR
---------------------------  -----------  ----------  -------------------------------------------  -----------  --------------------
Michael Bozic (63)           Director     Director    Private Investor; Director or Trustee of     197          None.
c/o Kramer Levin Naftalis &               since July  the Retail Funds (since April 1994) and the
Frankel LLP                               2003        Institutional Funds (since July 2003);
Counsel to the Independent                            formerly Vice Chairman of Kmart Corporation
Directors                                             (December 1998-October 2000), Chairman and
919 Third Avenue                                      Chief Executive Officer of Levitz Furniture
New York, NY 10022-3902                               Corporation (November 1995-November 1998)
                                                      and President and Chief Executive Officer
                                                      of Hills Department Stores (May 1991-July
                                                      1995); formerly variously Chairman, Chief
                                                      Executive Officer, President and Chief
                                                      Operating Officer (1987-1991) of the Sears
                                                      Merchandise Group of Sears Roebuck & Co.

Edwin J. Garn (72)           Director     Director    Director or Trustee of the Retail Funds      197          Director of Franklin
1031 N. Chartwell Court                   since July  (since January 1993) and the Institutional                Covey (time
Salt Lake City, UT 84103                  2003        Funds (since July 2003); member of the Utah               management systems),
                                                      Regional Advisory Board of Pacific Corp.;                 BMW Bank of North
                                                      formerly Managing Director of Summit                      America, Inc.
                                                      Ventures LLC (2000-2004); United States                   (industrial loan
                                                      Senator (R- Utah) (1974-1992) and Chairman,               corporation), United
                                                      Senate Banking Committee (1980-1986), Mayor               Space Alliance
                                                      of Salt Lake City, Utah (1971-1974),                      (joint venture
                                                      Astronaut, Space Shuttle Discovery (April                 between Lockheed
                                                      12-19, 1985), and Vice Chairman, Huntsman                 Martin and The
                                                      Corporation (chemical company).                           Boeing Company) and
                                                                                                                Nuskin Asia Pacific
                                                                                                                (multilevel
                                                                                                                marketing); member
                                                                                                                of the board of
                                                                                                                various civic and
                                                                                                                charitable
                                                                                                                organizations.

Wayne E. Hedien (70)         Director     Director    Retired; Director or Trustee of the Retail   197          Director of the PMI
c/o Kramer Levin Naftalis &               since July  Funds (since September 1997) and the                      Group Inc. (private
Frankel LLP                               2003        Institutional Funds (since July 2003);                    mortgage insurance);
Counsel to the                                        formerly associated with the Allstate                     Trustee and Vice
Independent Directors                                 Companies (1966-1994), most recently as                   Chairman of The
919 Third Avenue                                      Chairman of The Allstate Corporation (March               Field Museum of
New York, NY 10022-3902                               1993-December 1994) and Chairman and Chief                Natural History;
                                                      Executive Officer of its wholly-owned                     director of various
                                                      subsidiary, Allstate Insurance Company                    other business and
                                                      (July 1989-December 1994).                                charitable
                                                                                                                organizations.

Dr. Manuel H. Johnson (55)   Director     Director    Senior Partner, Johnson Smick                197          Director of NVR,
c/o Johnson Smick                         since July  International, Inc., a consulting firm;                   Inc. (home
International, Inc.                       2003        Chairman of the Audit Committee and                       construction);
2099 Pennsylvania Avenue,                             Director or Trustee of the Retail Funds                   Director of KFX
NW Suite 950                                          (since July 1991) and the Institutional                   Energy; Director of
Washington, D.C. 20006                                Funds (since July 2003); Co-Chairman and a                RBS Greenwich
                                                      founder of the Group of Seven Council                     Capital Holdings
                                                      (G7C), an international economic                          (financial holdings
                                                      commission; formerly Vice Chairman of the                 company).
                                                      Board of Governors of the Federal Reserve
                                                      System and Assistant Secretary of the U.S.
                                                      Treasury.

Joseph J. Kearns (62)        Director     Director    President, Kearns & Associates LLC           198          Director of Electro
c/o Kearns & Associates                   since       (investment consulting); Deputy Chairman of               Rent Corporation
LLC                                       August      the Audit Committee and Director or Trustee               (equipment leasing),
PMB754                                    1994        of the Retail Funds (since July 2003) and                 The Ford Family
23852 Pacific Coast                                   the Institutional Funds (since August                     Foundation and the
Highway                                               1994); previously Chairman of the Audit                   UCLA Foundation.
Malibu, CA 90265                                      Committee of the Institutional Funds
                                                      (October 2001-July 2003); formerly CFO of
                                                      the J. Paul Getty Trust.

Michael Nugent (68)          Director     Director    General Partner of Triumph Capital, L.P., a  197          Director of various
c/o Triumph Capital, L.P.                 since July  private investment partnership; Chairman of               business
445 Park Avenue, 10th Floor               2001        the Insurance Committee and Director or                   organizations.
New York, NY 10022                                    Trustee of the Retail Funds (since July
                                                      1991) and the Institutional Funds (since
                                                      July 2001); formerly Vice President,
                                                      Bankers Trust Company and BT Capital
                                                      Corporation (1984-1988).

Fergus Reid (72)             Director     Director    Chairman of Lumelite Plastics Corporation;   198          Trustee and Director
c/o Lumelite Plastics                     since June  Chairman of the Governance Committee and                  of certain
Corporation                               1992        Director or Trustee of the Retail Funds                   investment companies
85 Charles Coleman Blvd.                              (since July 2003) and the Institutional                   in the J.P. Morgan
Pawling, NY 12564                                     Funds (since June 1992).                                  Funds complex
                                                                                                                managed by J.P.
                                                                                                                Morgan Investment
                                                                                                                Management Inc.

                                  THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                  Annual Report - December 31, 2004

Director and Officer Information (cont'd))

Interested Directors:

                                                                                                   NUMBER OF
                                          TERM OF                                                  PORTFOLIOS
                                          OFFICE AND                                               IN FUND
                             POSITION(S)  LENGTH OF                                                COMPLEX
NAME, AGE AND ADDRESS OF     HELD WITH    TIME                                                     OVERSEEN BY  OTHER DIRECTORSHIPS
DIRECTOR                     REGISTRANT   SERVED*     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS  DIRECTOR**   HELD BY DIRECTOR
---------------------------  -----------  ----------  -------------------------------------------  -----------  --------------------
Charles A. Fiumefreddo (71)  Chairman     Chairman    Chairman and Director or Trustee of the      197          None.
c/o Morgan Stanley Trust     and          of the      Retail Funds (since July 1991) and the
Harborside Financial Center  Director of  Board and   Institutional Funds (since July 2003);
Plaza Two 3rd Floor          the Board    Director    formerly Chief Executive Officer of the
Jersey City, NJ 07311                     since July  Retail Funds (until September 2002).
                                          2003

James F. Higgins (56)        Director     Director    Director or Trustee of the Retail Funds      197          Director of AXA
c/o Morgan Stanley Trust                  since July  (since June 2000) and the Institutional                   Financial, Inc. and
Harborside Financial Center               2003        Funds (since July 2003); Senior Advisor of                The Equitable Life
Plaza Two 2nd Floor                                   Morgan Stanley (since August 2000);                       Assurance Society of
Jersey City, NJ 07311                                 Director of Morgan Stanley Distributors                   the United States
                                                      Inc. and Dean Witter Realty Inc.;                         (financial
                                                      previously President and Chief Operating                  services).
                                                      Officer of the Private Client Group of
                                                      Morgan Stanley (May 1999-August 2000), and
                                                      President and Chief Operating Officer of
                                                      Individual Securities of Morgan Stanley
                                                      (February 1997-May 1999).

* Each Director serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. and any funds that have an investment adviser that is an affiliated entity of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

Additional information about the Fund's Directors can be found in the Fund's Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Fund at 1(800) 281-2715. You may also retrieve this information on-line at the Securities and Exchange Commission's web site at "http://www.sec.gov". To aid you in obtaining this information on-line, the Fund's Central Index Key (CIK) number is 1011378 and the SAI is found within form type 485BPOS.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Director and Officer Information (cont'd)

Officers:

                                            POSITION(S)  TERM OF OFFICE
                                            HELD WITH    AND LENGTH OF
NAME, AGE AND ADDRESS OF EXECUTIVE OFFICER  REGISTRANT   TIME SERVED*     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------  -----------  ---------------  ----------------------------------------------------------
Mitchell M. Merin (51)                      President    President since  President and Chief Operating Officer of Morgan Stanley
Morgan Stanley Investment Management Inc.                July 2003        Investment Management Inc.; President, Director and Chief
1221 Avenue of the Americas 33rd Floor                                    Executive Officer of Morgan Stanley Investment Advisors
New York, NY 10020                                                        Inc. and Morgan Stanley Services Company Inc.; Chairman
                                                                          and Director of Morgan Stanley Distributors Inc.; Chairman
                                                                          and Director of Morgan Stanley Trust; Director of various
                                                                          Morgan Stanley subsidiaries; President of the
                                                                          Institutional Funds (since July 2003) and President of the
                                                                          Retail Funds (since May 1999); Director (since July 2003)
                                                                          and President (since December 2002) of the Van Kampen
                                                                          Closed-End Funds; Trustee (since May 1999) and President
                                                                          (since October 2002) of the Van Kampen Open-End Funds.

Ronald E. Robison (65)                      Executive    Executive Vice   Principal Executive Officer of Funds in the Fund complex
Morgan Stanley Investment Management Inc.   Vice         President and    since May 2003; Managing Director of Morgan Stanley & Co.
1221 Avenue of the Americas 34th Floor      President    Principal        Incorporated, Managing Director of Morgan Stanley;
New York, NY 10020                          and          Executive        Managing Director, Chief Administrative Officer and
                                            Principal    Officer since    Director of Morgan Stanley Investment Advisors Inc. and
                                            Executive    July 2003        Morgan Stanley Services Company Inc.; Chief Executive
                                            Officer                       Officer and Director of Morgan Stanley Trust; Managing
                                                                          Director and Director of Morgan Stanley Distributors Inc.;
                                                                          Executive Vice President and Principal Executive Officer
                                                                          of the Retail Funds (since April 2003) and the
                                                                          Institutional Funds (since July 2003); previously
                                                                          President and Director of the Retail Funds (March 2001 -
                                                                          July 2003) and Chief Global Operations Officer and
                                                                          Managing Director of Morgan Stanley Investment Management
                                                                          Inc.

Joseph J. McAlinden (61)                    Vice         Vice             Managing Director and Chief Investment Officer of Morgan
Morgan Stanley Investment Management Inc.   President    President        Stanley Investment Advisors Inc. and Morgan Stanley
1221 Avenue of the Americas 33rd Floor                   since July       Investment Management Inc.; Director of Morgan Stanley
New York, NY 10020                                       2003             Trust; Chief Investment Officer of the Van Kampen Funds;
                                                                          Vice President of the Institutional Funds (since July
                                                                          2003) and the Retail Funds (since July 1995).

Barry Fink (49)                             Vice         Vice             General Counsel (since May 2000) and Managing Director
Morgan Stanley Investment Management Inc.   President    President        (since December 2000) of Morgan Stanley Investment
1221 Avenue of the Americas 22nd Floor                   since July       Management; Managing Director (since December 2000),
New York, NY 10020                                       2003             Secretary (since February 1997) and Director (since July
                                                                          1998) of Morgan Stanley Investment Advisors Inc. and
                                                                          Morgan Stanley Services Company Inc.; Vice President of
                                                                          the Retail Funds; Assistant Secretary of Morgan Stanley DW
                                                                          Inc.; Vice President of the Institutional Funds (since
                                                                          July 2003); Managing Director, Secretary and Director of
                                                                          Morgan Stanley Distributors Inc.; previously Secretary of
                                                                          the Retail Funds and General Counsel (February 1997- April
                                                                          2004) of the Retail Funds Vice President and Assistant
                                                                          General Counsel of Morgan Stanley Investment Advisors Inc.
                                                                          and Morgan Stanley Services Company Inc. (February 1997-
                                                                          December 2001).

Amy R. Doberman (42)                        Vice         Vice             Managing Director and General Counsel, U.S. Investment
Morgan Stanley Investment Management Inc.   President    President        Management; Managing Director of the Investment Manager
1221 Avenue of the Americas 22nd Floor                   since July       and Morgan Stanley Investment Advisor Inc.; Vice President
New York, NY 10020                                       2004             of the Institutional and Retail Funds (since July 2004);
                                                                          Vice President of the Van Kampen Funds (since August 2004)
                                                                          previously, Managing Director and General Counsel -
                                                                          Americas, UBS Global Asset Management (July 2000-July
                                                                          2004) and General Counsel, Aeltus Investment Management,
                                                                          Inc. (January 1997-July 2000).

Carsten Otto (41)                           Chief        Chief            Executive Director and U.S. Director of Compliance for
Morgan Stanley Investment Management Inc.   Compliance   Compliance       Morgan Stanley Investment Management (since October 2004);
1221 Avenue of the Americas 22nd Floor      Officer      Officer since    Executive Director of Morgan Stanley Investment Advisors
New York, NY 10020                                       2004             Inc. and Morgan Stanley Investment Management Inc.;
                                                                          formerly Assistant Secretary and Assistant General Counsel of the Morgan Stanley Retail Funds.

Stefanie V. Chang (38)                      Vice         Vice             Executive Director of Morgan Stanley & Co. Incorporated,
Morgan Stanley Investment Management Inc.   President    President        Morgan Stanley Investment Management Inc.; and Morgar
1221 Avenue of the Americas 22nd Floor                   since            Stanley Investment Advisors Inc.; Vice President of the
New York, NY 10020                                       December         Institutional Funds and the Retail Funds; Formerly
                                                         1997             Practiced law with the New York law firm of Rogers & Wells
                                                                          (now Clifford Chance US LLP).

James W. Garrett (35)                       Treasurer    Treasurer since  Executive Director of Morgan Stanley & Co. Incorporated,
Morgan Stanley Investment Management Inc.   and Chief    February 2002    Morgan Stanley Investment Management Inc.; Treasurer and
1221 Avenue of the Americas 34th Floor      Financial    CFO since July   Chief Financial Officer of the Institutional Funds;
New York, NY 10020                          Officer      2003             Previously with PriceWaterhouse LLP (now
                                                                          PriceWaterhouseCoopers LLP).

Michael J. Leary (38)                       Assistant    Assistant        Assistant Director and Vice President of Fund
J.P. Morgan Investor Services Co.           Treasurer    Treasurer since  Administration, JPMorgan Investor Services Co. (formerly
73 Tremont Street                                        March 2003       Chase Global Funds Services Company); formerly Audit
Boston, MA 02108                                                          Manager at Ernst & Young LLP.

Mary E. Mullin (37)                         Secretary    Secretary        Executive Director of Morgan Stanley & Co. Incorporated,
Morgan Stanley Investment Management Inc.                since June       Morgan Stanley Investment Management Inc. and Morgan
1221 Avenue of the Americas 22nd Floor                   1999             Stanley Investment Advisors Inc.; Secretary of the
New York, NY 10020                                                        Institutional Funds and the Retail Funds (since July
                                                                          2003); formerly practiced law with the New York law firms
                                                                          of McDermott, Will & Emery and Skadden, Arps, Slate,
                                                                          Meagher & Flom LLP.

----------
* This is the date the Officer began serving the Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

                                  THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                  Annual Report - December 31, 2004

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN
JPMorgan Chase Bank
270 Park Avenue
New York, New York 10017

LEGAL COUNSEL
Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

The Investment Adviser, Morgan Stanley Investment Management Inc. doing business in certain instances as Miller Anderson, Van Kampen or Morgan Stanley Asset Management.

REPORTING TO SHAREHOLDERS

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-281-2715 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by the prospectus of The Universal Institutional Funds, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
[MORGAN STANLEY LOGO]
                                         ANNUAL REPORT - DECEMBER 31, 2004


EQUITY AND INCOME PORTFOLIO

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Investment Overview

EQUITY AND INCOME PORTFOLIO

The Equity and Income Portfolio seeks both capital appreciation and current income by investing primarily in income-producing equity instruments and investment grade fixed income securities.

PERFORMANCE

For the fiscal year ended December 31, 2004, the Portfolio's Class II Shares had a total return of 11.52%, net of fees, compared to 16.49% for the Russell 1000 Value Index (the "Index").

FACTORS AFFECTING PERFORMANCE

- For the second consecutive year, the markets finished in positive territory and stock prices continued to advance as the economy grew throughout the year.

- Total returns in the market were strongest in sectors that were economically sensitive, including industrials materials and energy, which performed well as the price of oil steadily climbed throughout the year.

- Stock selection was strong, but sector allocation more than negated this positive aspect. Therefore the Portfolio underperformed versus the Index for the year. All sectors did, however, have positive returns for the year.

- Telecommunication services contributed the most to relative performance. The Portfolio maintained an underweight relative to the benchmark, however stock selection aided performance.

- The Portfolio maintained an underweight in financials versus the benchmark and the allocation aided the relative performance for the year.

- Technology detracted the most as the Portfolio maintained an overweight position versus the benchmark. Within technology, semiconductors proved to be the largest detriment to relative performance.

- The overweight position in healthcare was also a detriment to performance. While stock selection was strong in the sector, the overweighting of pharmaceuticals hurt the Portfolio.

MANAGEMENT STRATEGIES

- Throughout 2004, the Portfolio management team reduced the energy exposure in the Portfolio. The Portfolio currently has a market weight position. The Portfolio continues to emphasize health care (mainly pharmaceuticals) and consumer discretionary. The Portfolio continues to maintain an underweight within financials.

January 2005

PERFORMANCE COMPARED TO THE RUSSELL 1000 VALUE INDEX(1)

                                          TOTAL RETURNS(2)
                                      ----------------------------
                                                           AVERAGE
                                        ONE           ANNUAL SINCE
                                       YEAR           INCEPTION(4)
------------------------------------------------------------------
Portfolio - Class II(3)               11.52%                 17.39%
Russell 1000 Value Index              16.49                  25.62

(1) The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)  Commenced operations on April 30, 2003.

(4) For comparative purposes, average annual since inception returns listed for the index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the index.

[CHART]

    COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT SINCE INCEPTION

                 EQUITY AND INCOME     RUSSELL 1000
                PORTFOLIO - CLASS II   VALUE INDEX
                -----------------------------------
4/30/03*              $ 10,000          $ 10,000
12/31/2003              11,723            12,562
12/31/2004              13,073            14,633

*    Commenced operations on April 30, 2003.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Investment Overview (cont'd)

EQUITY AND INCOME PORTFOLIO

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. PERFORMANCE ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT morganstanley.com/im. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES. PERFORMANCE SHOWN DOES NOT REFLECT FEES AND EXPENSES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD BE LOWER.

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees; distribution (12b-1) fees (in the case of Class II shares); and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

                                                                           EXPENSES PAID
                                                        ENDING ACCOUNT    DURING PERIOD*
                                           BEGINNING             VALUE   JULY 1, 2004 --
                                       ACCOUNT VALUE      DECEMBER 31,      DECEMBER 31,
                                        JULY 1, 2004              2004              2004
----------------------------------------------------------------------------------------
CLASS II
Actual                                  $   1,000.00      $   1,083.50          $   5.24
Hypothetical (5% average
annual return before expenses)              1,000.00          1,020.11              5.08

* Expenses are equal to Class II shares' annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

GRAPHIC PRESENTATION OF PORTFOLIO HOLDINGS

The following graph depicts the Portfolio's holdings by investment type, as a percentage of total investments.

[CHART]

Common Stocks               62.1%
Fixed Income Securities     26.5%
Preferred Stocks             4.8%
Short-Term Investment        6.6%

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Portfolio of Investments

EQUITY AND INCOME PORTFOLIO

                                                                                   FACE
                                                                                 AMOUNT            VALUE
                                                                                  (000)            (000)
--------------------------------------------------------------------------------------------------------
FIXED INCOME SECURITIES (26.6%)
AGENCY FIXED RATE MORTGAGES (1.2%)
  Federal Home Loan Mortgage Corporation,
  Gold Pools:

    6.50%, 2/1/26                                                       $            22  $            23
    7.50%, 2/1/31 - 4/1/32                                                          120              129
    8.00%, 6/1/31                                                                    32               35
  Federal National Mortgage Association,
    Conventional Pools:
    6.50%, 7/1/32 - 1/1/33                                                        1,205            1,266
    7.00%, 1/1/33                                                                   196              208
    7.50%, 10/1/30 - 1/1/31                                                         119              127
    8.00%, 2/1/30 - 5/1/31                                                          118              128
    8.50%, 12/1/30 - 5/1/32                                                          92              100
    9.50%, 4/1/30                                                                    65               73
  January TBA
    7.00%, 1/25/33                                                               (a)325              344
  Government National Mortgage Association,
    Various Pools:
    10.00%, 12/15/18                                                                 21               24
    10.50%, 1/15/18                                                                  20               22
--------------------------------------------------------------------------------------------------------
                                                                                                   2,479
========================================================================================================
ASSET BACKED CORPORATE (0.2%)
  Capital Auto Receivables Asset Trust
    3.35%, 2/15/08                                                                  100              100
  TXU Electric Delivery Transition Bond Co.
    4.81%, 11/17/14                                                                  25               26
  USAA Auto Owner Trust
    3.16%, 2/17/09                                                                  250              249
--------------------------------------------------------------------------------------------------------
                                                                                                     375
========================================================================================================
FINANCE (1.5%)
  AIG SunAmerica Global Financing VI
    6.30%, 5/10/11                                                               (b)175              191
  American Express Co. (Convertible)
    1.85%, 12/1/33                                                            (b)(c)615              671
  American General Finance Corp.
    4.625%, 5/15/09 - 9/1/10                                                        145              147
  AXA Financial, Inc.
    6.50%, 4/1/08                                                                    40               43
  Bank One Corp.
    6.00%, 2/17/09                                                                   25               27
  CIT Group, Inc.
    3.65%, 11/23/07                                                                  20               20
    7.375%, 4/2/07                                                                   35               38
  Citigroup, Inc.
    5.625%, 8/27/12                                                                 175              187
    6.00%, 2/21/12                                                                  145              159
  Countrywide Home Loans, Inc.
    3.25%, 5/21/08                                                                   80               78
    4.00%, 3/22/11                                                                   10               10
  EOP Operating LP
    4.75%, 3/15/14                                                                   25               24
    7.50%, 4/19/29                                                                   30               35
    7.875%, 7/15/31                                                                   5                6
  Farmers Exchange Capital
    7.05%, 7/15/28                                                      $        (b)100  $           103
  General Electric Capital Corp.
    4.25%, 12/1/10                                                                   30               30
    4.75%, 9/15/14                                                                   75               75
    6.75%, 3/15/32                                                                   90              106
  Goldman Sachs Group, Inc.
    5.25%, 10/15/13                                                                 120              123
    6.875%, 1/15/11                                                                  90              102
  Household Finance Corp.
    4.125%, 12/15/08 - 11/16/09                                                     110              110
    5.875%, 2/1/09                                                                   15               16
    6.40%, 6/17/08                                                                   15               16
    8.00%, 7/15/10                                                                   85              100
  JPMorgan Chase & Co.
    6.00%, 2/15/09                                                                   35               38
  Marsh & McClennan Cos., Inc.
    5.375%, 7/15/14                                                                 130              127
  MBNA America Bank NA
    7.125%, 11/15/12                                                                 30               34
  MBNA Corp.
    6.125%, 3/1/13                                                                   95              102
  SLM Corp.
    4.00%, 1/15/10                                                                  105              104
    5.00%, 10/1/13                                                                   60               61
  Washington Mutual, Inc.
    8.25%, 4/1/10                                                                   110              129
  World Financial Properties
    6.91%, 9/1/13                                                                (b)180              199
--------------------------------------------------------------------------------------------------------
                                                                                                   3,211
========================================================================================================
INDUSTRIALS (9.5%)
  Advanced Micro Devices, Inc. (Convertible)
    4.75%, 2/1/22                                                              (d)1,000            1,154
  Aetna, Inc.
    7.875%, 3/1/11                                                                  150              176
  Albertson's, Inc.
    7.50%, 2/15/11                                                                   30               35
  Altria Group, Inc.
    7.00%, 11/4/13                                                                   70               76
    7.75%, 1/15/27                                                                   40               45
  Amerada Hess Corp.
    7.875%, 10/1/29                                                                  60               71
  America West Airlines, Inc.
    7.10%, 4/2/21                                                                    87               92
  American Airlines, Inc. (Convertible)
    4.25%, 9/23/23                                                               (b)497              445
  Amgen, Inc. (Convertible)
    0.00%, 3/1/32                                                                 2,000            1,495
  AT&T Wireless Services, Inc.
    7.875%, 3/1/11                                                                   15               18
    8.75%, 3/1/31                                                                    25               34
  Burlington Northern and Santa Fe Railway Co.
    4.575%, 1/15/21                                                                  55               56
  Calpine Corp. (Convertible)
    4.75%, 11/15/23                                                               2,500            2,187

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Portfolio of Investments (cont'd)

EQUITY AND INCOME PORTFOLIO

                                                                                   FACE
                                                                                 AMOUNT            VALUE
                                                                                  (000)            (000)
--------------------------------------------------------------------------------------------------------
INDUSTRIALS (CONT'D)
  Caterpillar Financial Services Corp.
    3.625%, 11/15/07                                                    $           135  $           135
  Chiron Corp. (Convertible)
    1.625%, 8/1/33                                                                  242              227
    2.75%, 6/30/34                                                               (b)574              560
  Clear Channel Communications, Inc.
    7.65%, 9/15/10                                                                   55               63
  Comcast Cable Communications, Inc.
    6.75%, 1/30/11                                                                  110              124
  Comcast Corp.
    5.30%, 1/15/14                                                                   50               52
  Conoco Funding Co.
    6.35%, 10/15/11                                                                  10               11
  ConocoPhillips Holding Co.
    6.95%, 4/15/29                                                                  120              142
  Cooper Industries, Inc.
    5.25%, 7/1/07                                                                    50               52
  COX Communications, Inc.
    4.625%, 1/15/10                                                               (b)75               75
  CSX Corp.
    2.75%, 2/15/06                                                                   50               50
    9.00%, 8/15/06                                                                   25               27
  CVS Corp.
    5.789%, 1/10/26                                                               (b)15               15
  DaimlerChrysler NA Holding Corp.
    7.30%, 1/15/12                                                                   50               57
    8.50%, 1/18/31                                                                   45               56
  Deutsche Telekom International Finance BV
    8.75%, 6/15/30                                                                   90              119
  Edwards Lifesciences Corp. (Convertible)
    3.875%, 5/15/33                                                               1,000            1,059
  Enzon Pharmaceuticals, Inc. (Convertible)
    4.50%, 7/1/08                                                                   512              484
  FedEx Corp.
    2.65%, 4/1/07                                                                    25               24
    7.25%, 2/15/11                                                                   10               11
  Ford Motor Credit Co.
    7.25%, 10/25/11                                                                  90               97
  France Telecom S.A.
    9.25%, 3/1/31                                                                    15               20
  General Mills, Inc. (Convertible)
    0.00%, 10/28/22                                                                 389              278
  General Motors Acceptance Corp.
    6.875%, 9/15/11                                                                 265              272
    8.00%, 11/1/31                                                                   90               93
  General Motors Corp.
    8.375%, 7/15/33                                                                 215              223
  GTE Corp.
    6.94%, 4/15/28                                                                   20               22
  Halliburton Co. (Convertible)
    3.125%, 7/15/23                                                               1,200            1,482
  Historic TW, Inc.
    6.625%, 5/15/29                                                                  70               76
  Hutchison Whampoa International Ltd.
    6.50%, 2/13/13                                                      $         (b)90  $            97
  Hyatt Equities LLC
    6.875%, 6/15/07                                                               (b)65               68
  ICI Wilmington, Inc.
    4.375%, 12/1/08                                                                  40               40
  Inco Ltd.
    7.20%, 9/15/32                                                                   45               53
    7.75%, 5/15/12                                                                   75               89
  International Paper Co.
    5.85%, 10/30/12                                                                  25               27
  Kerr-McGee Corp.
    7.875%, 9/15/31                                                                  40               49
  Kraft Foods, Inc.
    5.625%, 11/1/11                                                                  85               90
    6.25%, 6/1/12                                                                    35               38
  Lowe's Cos., Inc.
    6.50%, 3/15/29                                                                   15               17
    6.875%, 2/15/28                                                                   5                6
  Marriott International, Inc.
    7.00%, 1/15/08                                                                   55               60
    8.125%, 4/1/05                                                                   40               40
  May Department Stores Co.
    6.70%, 9/15/28                                                                   50               53
    6.90%, 1/15/32                                                                   30               32
    7.875%, 3/1/30                                                                   35               42
  Medimmune, Inc. (Convertible)
    1.00%, 7/15/23                                                                1,400            1,346
  Mohawk Industries, Inc.
    7.20%, 4/15/12                                                                   25               29
  News America, Inc.
    7.125%, 4/8/28                                                                   30               34
    7.30%, 4/30/28                                                                   95              109
  Nexen, Inc.
    5.05%, 11/20/13                                                                  45               45
  Norfolk Southern Corp.
    7.35%, 5/15/07                                                                   15               16
  Nortel Networks Corp. (Convertible)
    4.25%, 9/1/08                                                                 1,278            1,249
  Northrop Grumman Corp.
    4.079%, 11/16/06                                                                 30               30
    7.125%, 2/15/11                                                                  45               52
  Occidental Petroleum Corp.
    8.45%, 2/15/29                                                                   90              122
  Panhandle Eastern Pipe Line Co.
    2.75%, 3/15/07                                                                   20               20
  PC Financial Partnership
    5.00%, 11/15/14                                                                  15               15
  Petro-Canada
    5.35%, 7/15/33                                                                   30               28
  Raytheon Co.
    4.85%, 1/15/11                                                                   35               36
  Sealed Air Corp.
    5.625%, 7/15/13                                                               (b)85               88

    The accompanying notes are an integral part of the financial statements.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Portfolio of Investments (cont'd)

EQUITY AND INCOME PORTFOLIO

                                                                                   FACE
                                                                                 AMOUNT            VALUE
                                                                                  (000)            (000)
--------------------------------------------------------------------------------------------------------
INDUSTRIALS (CONT'D)
  Southwest Airlines Co.
    5.496%, 11/1/06                                                     $            30  $            31
  Sprint Capital Corp.
    8.75%, 3/15/32                                                                   15               20
  Systems 2001 Asset Trust
    6.664%, 9/15/13                                                               (b)68               75
  Telecom Italia Capital S.A.
    4.00%, 11/15/08                                                                  15               15
    4.00%, 1/15/10                                                               (b)100               98
  Teradyne, Inc. (Convertible)
    3.75%, 10/15/06                                                                 136              138
  Teva Pharmaceutical Finance LLC (Convertible)
    0.50%, 2/1/24                                                                   500              512
  Time Warner, Inc.
    7.625%, 4/15/31                                                                  65               79
    7.70%, 5/1/32                                                                    25               31
  Union Pacific Corp.
    6.65%, 1/15/11                                                                   25               28
    6.79%, 11/9/07                                                                   20               21
  Valeant Pharmaceuticals International (Convertible)
    4.00%, 11/15/13                                                              (b)312              344
  Verizon Global Funding Corp.
    7.75%, 12/1/30                                                                  145              181
  Verizon New England, Inc.
    6.50%, 9/15/11                                                                   20               22
  Watson Pharmaceuticals, Inc. (Convertible)
    1.75%, 3/15/23                                                                1,650            1,708
  Weatherford International Ltd. (Convertible)
    0.00%, 6/30/20                                                                  611              394
  WellPoint, Inc.
    3.75%, 12/14/07                                                               (b)45               45
    4.25%, 12/15/09                                                               (b)40               40
  Weyerhaeuser Co.
    6.00%, 8/1/06                                                                    40               42
    6.75%, 3/15/12                                                                   15               17
  WPP Finance UK Corp.
    5.875%, 6/15/14                                                               (b)55               57
--------------------------------------------------------------------------------------------------------
                                                                                                  19,708
========================================================================================================
MEDIA (0.3%)
  Tribune Co. (Convertible)
    2.00%, 5/15/29                                                                    6              581
--------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES (2.0%)
  Federal Home Loan Mortgage Corporation
    2.375%, 2/15/07                                                               1,275            1,252
    5.125%, 11/7/13                                                                  70               70
  Federal National Mortgage Association
    4.25%, 5/15/09                                                                1,670            1,697
    6.625%, 10/15/07                                                              1,150            1,247
--------------------------------------------------------------------------------------------------------
                                                                                                   4,266
========================================================================================================
U.S. TREASURY SECURITIES (10.3%)
  U.S. Treasury Bonds
    5.50%, 8/15/28                                                                    5                6
    6.125%, 8/15/29                                                                 625              734
    7.625%, 2/15/25                                                     $         1,885  $         2,554
    8.125%, 8/15/19                                                                 132              180
  U.S. Treasury Notes
    1.875%, 1/31/06                                                               4,500            4,458
    3.50%, 11/15/06                                                               7,105            7,167
    3.875%, 2/15/13                                                               1,965            1,939
    4.75%, 11/15/08                                                               2,125            2,226
    5.625%, 2/15/06                                                                 700              722
    6.50%, 2/15/10                                                                  415              470
  U.S. Treasury Strips,
  IO
    5.15%, 2/15/25                                                                1,730              622
  PO
    2/15/25                                                                         800              289
--------------------------------------------------------------------------------------------------------
                                                                                                  21,367
========================================================================================================
UTILITIES (1.6%)
  Arizona Public Service Co.
    5.80%, 6/30/14                                                                   80               86
  Carolina Power & Light Co.
    5.125%, 9/15/13                                                                  45               46
  CenterPoint Energy, Inc. (Convertible)
    2.00%, 9/15/29                                                                (d)33            1,221
  Cincinnati Gas & Electric
    5.375%, 6/15/33                                                                  20               19
    5.70%, 9/15/12                                                                   70               74
  Consolidated Natural Gas Co.
    5.00%, 12/1/14                                                                   75               75
    6.25%, 11/1/11                                                                   30               33
  Detroit Edison Co.
    6.125%, 10/1/10                                                                  10               11
  Duke Energy Corp.
    3.75%, 3/5/08                                                                    40               40
    4.50%, 4/1/10                                                                    55               56
  Entergy Gulf States, Inc.
    3.60%, 6/1/08                                                                    15               15
  Exelon Corp.
    6.75%, 5/1/11                                                                    30               34
  Ohio Edison Co.
    5.45%, 5/1/15                                                                    40               41
  Ohio Power Co.
    6.60%, 2/15/33                                                                   80               90
  Pacific Gas & Electric Co.
    6.05%, 3/1/34                                                                    50               52
  PG&E Corp. (Convertible)
    9.50%, 6/30/10                                                                  140              374
  Public Service Electricity & Gas Co.
    5.00%, 1/1/13                                                                    20               20
    5.375%, 9/1/13                                                                   10               10
  Ras Laffan Liquefied Natural Gas Co., Ltd.
    8.294%, 3/15/14                                                               (b)45               53
  Reliant Energy, Inc. (Convertible)
    5.00%, 8/15/10                                                               (b)529              872
  South Carolina Electric & Gas
    5.30%, 5/15/33                                                                   25               24

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Portfolio of Investments (cont'd)

EQUITY AND INCOME PORTFOLIO

                                                                                   FACE
                                                                                 AMOUNT            VALUE
                                                                                  (000)            (000)
--------------------------------------------------------------------------------------------------------
UTILITIES (CONT'D)
  Southern California Edison Co.
    5.00%, 1/15/14                                                      $            15  $            15
  Texas Eastern Transmission LP
    7.00%, 7/15/32                                                                   40               46
  TXU Energy Co.
    7.00%, 3/15/13                                                                   30               34
  Wisconsin Electric Power
    3.50%, 12/1/07                                                                   45               45
--------------------------------------------------------------------------------------------------------
                                                                                                   3,386
========================================================================================================
  TOTAL FIXED INCOME SECURITIES (COST $53,946)                                                    55,373
========================================================================================================

                                                                                 SHARES
--------------------------------------------------------------------------------------------------------
COMMON STOCKS (62.4%)
AUTOMOBILES & COMPONENTS (2.1%)
  Honda Motor Co., Ltd. ADR                                                     110,810            2,887
  Magna International, Inc., Class A                                             17,780            1,468
--------------------------------------------------------------------------------------------------------
                                                                                                   4,355
========================================================================================================
BANKS (2.7%)
  Bank of America Corp.                                                          42,620            2,003
  Freddie Mac                                                                    33,460            2,466
  PNC Financial Services Group, Inc.                                             18,240            1,047
--------------------------------------------------------------------------------------------------------
                                                                                                   5,516
========================================================================================================
CAPITAL GOODS (3.8%)
  General Electric Co.                                                           66,350            2,422
  Ingersoll-Rand Co., Class A                                                    13,950            1,120
  Northrop Grumman Corp.                                                         26,620            1,447
  Parker Hannifin Corp.                                                          21,590            1,635
  Raytheon Co.                                                                   33,120            1,286
--------------------------------------------------------------------------------------------------------
                                                                                                   7,910
========================================================================================================
COMMERCIAL SERVICES & SUPPLIES (0.4%)
  Equifax, Inc.                                                                  27,920              785
--------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS (6.8%)
  Charles Schwab Corp. (The)                                                     55,770              667
  Citigroup, Inc.                                                                66,450            3,202
  Goldman Sachs Group, Inc.                                                       4,490              467
  JPMorgan Chase & Co.                                                          103,343            4,031
  Lehman Brothers Holdings, Inc.                                                 32,940            2,882
  Merrill Lynch & Co., Inc.                                                      46,570            2,783
--------------------------------------------------------------------------------------------------------
                                                                                                  14,032
========================================================================================================
ENERGY (7.3%)
  BP plc ADR                                                                     56,760            3,315
  ConocoPhillips                                                                 22,620            1,964
  Exxon Mobil Corp.                                                              47,590            2,440
  Royal Dutch Petroleum Co. (NY Shares)                                          52,410            3,007
  Schlumberger Ltd.                                                              43,900            2,939
  Valero Energy Corp.                                                            34,100            1,548
--------------------------------------------------------------------------------------------------------
                                                                                                  15,213
========================================================================================================
FOOD, BEVERAGE & TOBACCO (3.1%)
  Altria Group, Inc.                                                             23,700            1,448
  Cadbury Schweppes plc ADR                                                      43,780            1,651
  Coca-Cola Co. (The)                                                            45,110            1,878
  Kraft Foods, Inc.                                                              39,690  $         1,413
--------------------------------------------------------------------------------------------------------
                                                                                                   6,390
========================================================================================================
HEALTH CARE EQUIPMENT & SERVICES (1.3%)
  Bausch & Lomb, Inc.                                                            14,430              930
  Cigna Corp.                                                                    22,870            1,866
--------------------------------------------------------------------------------------------------------
                                                                                                   2,796
========================================================================================================
HOTELS, RESTAURANTS & LEISURE (1.7%)
  Hilton Hotels Corp.                                                            28,180              641
  Marriott International, Inc.                                                   26,060            1,641
  McDonald's Corp.                                                               16,430              527
  Starwood Hotels & Resorts Worldwide, Inc.                                      14,070              821
--------------------------------------------------------------------------------------------------------
                                                                                                   3,630
========================================================================================================
HOUSEHOLD & PERSONAL PRODUCTS (0.8%)
  Kimberly-Clark Corp.                                                           24,580            1,618
--------------------------------------------------------------------------------------------------------
INSURANCE (3.9%)
  Aegon N.V. (NY Shares)                                                         34,660              475
  Chubb Corp.                                                                    31,660            2,435
  Hartford Financial Services Group, Inc.                                        27,360            1,896
  Metlife, Inc.                                                                   4,830              196
  Prudential Financial, Inc.                                                     25,670            1,411
  St. Paul Travelers Cos., Inc. (The)                                            47,747            1,770
--------------------------------------------------------------------------------------------------------
                                                                                                   8,183
========================================================================================================
MATERIALS (4.0%)
  Bayer AG ADR                                                                  114,820            3,902
  Dow Chemical Co. (The)                                                         36,500            1,807
  Newmont Mining Corp.                                                           39,820            1,768
  Temple-Inland, Inc.                                                            10,860              743
--------------------------------------------------------------------------------------------------------
                                                                                                   8,220
========================================================================================================
MEDIA (4.1%)
  Clear Channel Communications, Inc.                                             61,870            2,072
  Time Warner, Inc.                                                          (e)181,630            3,531
  Viacom, Inc., Class B                                                          17,730              645
  Walt Disney Co.                                                                81,130            2,255
--------------------------------------------------------------------------------------------------------
                                                                                                   8,503
========================================================================================================
PHARMACEUTICALS & BIOTECHNOLOGY (7.4%)
  Applera Corp. - Applied Biosystems Group                                       10,620              222
  Bristol-Myers Squibb Co.                                                      178,860            4,582
  Eli Lilly & Co.                                                                17,260              980
  GlaxoSmithKline plc ADR                                                        21,120            1,001
  Roche Holding AG ADR                                                           24,350            2,803
  Sanofi-Aventis                                                                 32,590            1,305
  Schering-Plough Corp.                                                         139,630            2,915
  Wyeth                                                                          35,350            1,506
--------------------------------------------------------------------------------------------------------
                                                                                                  15,314
========================================================================================================
RETAILING (1.3%)
  Kohl's Corp.                                                                (e)34,060            1,675
  Target Corp.                                                                   20,160            1,047
--------------------------------------------------------------------------------------------------------
                                                                                                   2,722
========================================================================================================
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.9%)
  Applied Materials, Inc.                                                     (e)60,260            1,031
  Freescale Semiconductor, Inc., Class B                                       (e)2,327               43
  Intel Corp.                                                                    31,910              746
--------------------------------------------------------------------------------------------------------
                                                                                                   1,820
========================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Portfolio of Investments (cont'd)

EQUITY AND INCOME PORTFOLIO

                                                                                                   VALUE
                                                                                 SHARES            (000)
--------------------------------------------------------------------------------------------------------
SOFTWARE & SERVICES (3.2%)
  Accenture Ltd., Class A                                                     (e)67,580  $         1,825
  Automatic Data Processing, Inc.                                                29,460            1,307
  Computer Associates International, Inc.                                        35,620            1,106
  Microsoft Corp.                                                                47,600            1,271
  Sungard Data Systems, Inc.                                                  (e)36,750            1,041
--------------------------------------------------------------------------------------------------------
                                                                                                   6,550
========================================================================================================
TECHNOLOGY HARDWARE & EQUIPMENT (0.8%)
  International Business Machines Corp.                                          10,850            1,070
  Motorola, Inc.                                                                 40,190              691
--------------------------------------------------------------------------------------------------------
                                                                                                   1,761
========================================================================================================
TELECOMMUNICATION SERVICES (2.1%)
  France Telecom S.A. ADR                                                        35,120            1,162
  Sprint Corp.                                                                   38,310              952
  Verizon Communications, Inc.                                                   54,980            2,227
--------------------------------------------------------------------------------------------------------
                                                                                                   4,341
========================================================================================================
TRANSPORTATION (1.3%)
  Norfolk Southern Corp.                                                         77,120            2,791
--------------------------------------------------------------------------------------------------------
UTILITIES (3.4%)
  American Electric Power Co., Inc.                                              29,360            1,008
  Consolidated Edison, Inc.                                                      22,700              993
  Edison International                                                           17,900              573
  Entergy Corp.                                                                  22,350            1,511
  Exelon Corp.                                                                   30,450            1,342
  FirstEnergy Corp.                                                              30,030            1,186
  Williams Cos., Inc.                                                            29,200              476
--------------------------------------------------------------------------------------------------------
                                                                                                   7,089
========================================================================================================
  TOTAL COMMON STOCKS (COST $115,990)                                                            129,539
========================================================================================================
PREFERRED STOCKS (4.9%)
Banks (1.0%)
  Federal National Mortgage Association, 5.375% (Convertible)                        15            1,590
  Sovereign Capital Trust, 4.375% (Convertible)                                  10,100              495
--------------------------------------------------------------------------------------------------------
                                                                                                   2,085
========================================================================================================
CONSUMER DURABLES & APPAREL (0.2%)
  Newell Financial Trust I, 5.25% (Convertible)                                   9,800              462
--------------------------------------------------------------------------------------------------------
ENERGY (0.5%)
  Amerada Hess Corp., 7.00% (Convertible)                                        15,000            1,109
--------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SERVICES (1.4%)
  Baxter International, Inc.                                                     22,000            1,242
  Mckesson Financing Trust, 5.00% (Convertible)                                  28,000            1,414
  Omnicare, Inc., 4.00% (Convertible)                                             4,400              243
--------------------------------------------------------------------------------------------------------
                                                                                                   2,899
========================================================================================================
INSURANCE (0.7%)
  Chubb Corp., 7.00% (Convertible)                                               14,030              415
  Conseco, Inc., 5.50% (Convertible)                                             13,500              361
  Travelers Property Casualty Corp., 4.50% (Convertible)                         13,500              311
  UnumProvident Corp., 8.25% (Convertible)                                       10,500              379
--------------------------------------------------------------------------------------------------------
                                                                                                   1,466
========================================================================================================
MATERIALS (0.4%)
  International Paper Capital, 5.25% (Convertible)                               14,000              709
--------------------------------------------------------------------------------------------------------
MEDIA (0.0%)
  Interpublic Group of Cos., Inc., Series A, 5.375% (Convertible)                   300  $            15
--------------------------------------------------------------------------------------------------------
PHARMACEUTICALS & BIOTECHNOLOGY (0.2%)
  Schering Plough Corp., 6.00% (Convertible)                                      8,000              449
--------------------------------------------------------------------------------------------------------
UTILITIES (0.5%)
  El Paso Energy Capital Trust I, 4.75% (Convertible)                            25,000              917
--------------------------------------------------------------------------------------------------------
  TOTAL PREFERRED STOCKS (COST $9,468)                                                            10,111
========================================================================================================

                                                                                   Face
                                                                                 Amount
                                                                                  (000)
--------------------------------------------------------------------------------------------------------
  SHORT-TERM INVESTMENT (6.6%)
  REPURCHASE AGREEMENT (6.6%)
    J.P. Morgan Securities, Inc., 2.00%,
      dated 12/31/04, due 1/3/05,
      repurchase price $13,729
      (COST $13,727)                                                    $     (f)13,727           13,727
--------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.5%) (COST $193,131)                                                       208,750
========================================================================================================
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.5%)                                                     (1,084)
========================================================================================================
NET ASSETS (100%)                                                                        $       207,666
========================================================================================================

(a)   Security is subject to delayed delivery.

(b) 144A Security -- Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c) Step Bond -- Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2004. Maturity date disclosed is the ultimate maturity date.

(d) Variable/ Floating Rate Security -- Interest rate changes are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2004.

(e)   Non-income producing security.

(f) Represents the Portfolio's undivided interest in a joint repurchase agreement which has a total value of $1,018,656,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this portfolio of investments as follows: Federal Farm Credit Bank, 0.00% to 6.75%, due 2/28/05 to 8/15/13; Federal Home Loan Bank, 1.10% to 6.875%, due 4/15/05 to 10/28/24; Federal Home Loan Mortgage Corp., 2.00% to 6.51%, due 6/15/15 to 3/15/19; Federal National Mortgage Association, 1.75% to 8.20%, due 2/24/05 to 5/24/19; and Financial Assist Corp., 8.80%, due 6/10/05. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

ADR   American Depositary Receipt

TBA   To Be Announced

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

EQUITY AND INCOME PORTFOLIO

                                                                                                      DECEMBER 31, 2004
STATEMENT OF ASSETS AND LIABILITIES                                                                               (000)
-----------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at Value (Cost $193,131)                                                               $         208,750
  Cash                                                                                                                2
  Dividends Receivable                                                                                              157
  Receivable for Investments Sold                                                                                   282
  Receivable for Portfolio Shares Sold                                                                              452
  Interest Receivable                                                                                               512
  Other Assets                                                                                                        5
-----------------------------------------------------------------------------------------------------------------------
    Total Assets                                                                                                210,160
-----------------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for Investments Purchased                                                                              (2,057)
  Investment Advisory Fees Payable                                                                                 (275)
  Payable for Portfolio Shares Redeemed                                                                             (69)
  Administration Fees Payable                                                                                       (45)
  Distribution Fees -- Class II Shares                                                                               (8)
  Custodian Fees Payable                                                                                             (6)
  Other Liabilities                                                                                                 (34)
-----------------------------------------------------------------------------------------------------------------------
Total Liabilities                                                                                                (2,494)
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                            $         207,666
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
  Paid-in Capital                                                                                     $         187,118
  Undistributed (Distributions in Excess of) Net Investment Income                                                1,998
  Accumulated Net Realized Gain (Loss)                                                                            2,931
  Unrealized Appreciation (Depreciation) on:
    Investments                                                                                                  15,619
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                            $         207,666
=======================================================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE Applicable to 16,012,989 Outstanding
      $0.001 Par Value Shares (Authorized 500,000,000 Shares)                                         $           12.97
=======================================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

EQUITY AND INCOME PORTFOLIO

                                                                                                             YEAR ENDED
                                                                                                      DECEMBER 31, 2004
STATEMENT OF OPERATIONS                                                                                           (000)
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (Net of $3 Foreign Taxes Withheld)                                                        $           1,949
  Interest                                                                                                        1,206
-----------------------------------------------------------------------------------------------------------------------
    Total Investment Income                                                                                       3,155
-----------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees (Note B)                                                                                 684
  Distribution Fees -- Class II Shares (Note D)                                                                     419
  Administration Fees (Note C)                                                                                      308
  Shareholder Reporting Fees                                                                                         73
  Professional Fees                                                                                                  46
  Custodian Fees (Note E)                                                                                            35
  Directors' Fees and Expenses                                                                                        1
  Other                                                                                                               5
-----------------------------------------------------------------------------------------------------------------------
    Total Expenses                                                                                                1,571
-----------------------------------------------------------------------------------------------------------------------
  Investment Advisory Fees Waived (Note B)                                                                          (14)
  Distribution Fees -- Class II Shares Waived (Note D)                                                             (359)
-----------------------------------------------------------------------------------------------------------------------
    Net Expenses                                                                                                  1,198
-----------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                                                      1,957
-----------------------------------------------------------------------------------------------------------------------
REALIZED GAIN (LOSS) ON:
  Investments Sold                                                                                                2,994
-----------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
  Investments                                                                                                    12,087
-----------------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                  15,081
-----------------------------------------------------------------------------------------------------------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                   $          17,038
=======================================================================================================================

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

EQUITY AND INCOME PORTFOLIO

                                                                                                               PERIOD FROM
                                                                                           YEAR ENDED   APRIL 30, 2003* TO
                                                                                    DECEMBER 31, 2004    DECEMBER 31, 2003
STATEMENT OF CHANGES IN NET ASSETS                                                              (000)                (000)
--------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                                     $            1,957   $              232
  Net Realized Gain (Loss)                                                                      2,994                  220
  Net Change in Unrealized Appreciation (Depreciation)                                         12,087                3,532
--------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Operations                            17,038                3,984
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Class II*:
  Net Investment Income                                                                            --                 (241)
  Net Realized Gain                                                                               (96)                (138)
--------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                                           (96)                (379)
--------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  Class II*:
  Subscriptions                                                                               143,112               51,815
  Distributions Reinvested                                                                         96                  379
  Redemptions                                                                                  (6,504)              (1,779)
--------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting
      from Capital Share Transactions                                                         136,704               50,415
--------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                                     153,646               54,020
NET ASSETS:
  Beginning of Period                                                                          54,020                   --
--------------------------------------------------------------------------------------------------------------------------
  End of Period (Including Undistributed (Distributions in Excess of)
    Net Investment Income of $1,998 in 2004)                                       $          207,666   $           54,020
==========================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    Class II*:
    Shares Subscribed                                                                          11,904                4,796
    Shares Issued on Distributions Reinvested                                                       8                   12
    Shares Redeemed                                                                              (542)                (165)
--------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class II Shares Outstanding                                     11,370                4,643
==========================================================================================================================

*   Class II shares commenced operations on April 30, 2003

    The accompanying notes are an integral part of the financial statements.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Financial Highlights

EQUITY AND INCOME PORTFOLIO

                                                                                                  CLASS II
                                                                                   ---------------------------------------
                                                                                                 YEAR          PERIOD FROM
                                                                                                ENDED      APRIL 30, 2003*
                                                                                         DECEMBER 31,      TO DECEMBER 31,
SELECTED PER SHARE DATA AND RATIOS                                                               2004                 2003
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                               $            11.64   $            10.00
--------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                                   0.20#                0.12#
  Net Realized and Unrealized Gain (Loss)                                                        1.14                 1.60
--------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                                             1.34                 1.72
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                                            --                (0.05)
  Net Realized Gain                                                                             (0.01)               (0.03)
--------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                                         (0.01)               (0.08)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                     $            12.97   $            11.64
==========================================================================================================================
TOTAL RETURN@@                                                                                  11.52%               17.23%++
==========================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                                                  $          207,666   $           54,020
Ratio of Expenses to Average Net Assets                                                          1.00%                1.00%**
Ratio of Net Investment Income (Loss) to Average Net Assets                                      1.64%                1.58%**
Portfolio Turnover Rate                                                                            58%^                 30%++
--------------------------------------------------------------------------------------------------------------------------
Ratios Before Expenses Waived and/or Reimbursed by Adviser and/or Distributor:
    Expenses to Average Net Assets                                                               1.31%                1.87%**
    Net Investment Income (Loss) to Average Net Assets                                           1.33%                0.71%**
--------------------------------------------------------------------------------------------------------------------------

*   Commencement of operations

**  Annualized

#   Per share amount is based on average shares outstanding.

++  Not annualized

@@ Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

^ The Portfolio's turnover rate is calculated by dividing the lesser of purchases and sales of securities for a fiscal year by the average monthly value of portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. The Portfolio's current year turnover rate reflects mortgage pool forward commitments as purchases and sales, which was not the case in past years. The inclusion of such securities caused the reported turnover rate to be higher during the period than in previous fiscal years.

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of sixteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Equity and Income Portfolio. The Portfolio seeks both capital appreciation and current income by investing primarily in income-producing equity instruments and investment grade fixed income securities. The Portfolio currently offers Class II shares only; although Class I shares may be offered in the future.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NAS-DAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

   All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

   Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors.

2. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

3. FORWARD COMMITMENTS AND WHEN-ISSUED/ DELAYED DELIVERY SECURITIES: The Portfolio may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place up to 120 days after the date of the transaction. Additionally,

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Notes to Financial Statements (cont'd)

   the Portfolio may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it establishes either a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities or designates such assets as segregated on the Portfolio's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains or losses may have on the Portfolio.

4. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets.

B. INVESTMENT ADVISORY FEES: Morgan Stanley Investment Management Inc. (the "Adviser" or "MS Investment Management"), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets. Effective November 1, 2004, the Board of Directors of the Fund approved amending and restating the investment advisory agreement with MS Investment Management to reduce the fee, paid quarterly, to the annual rate based on daily net assets as follows:

                   FROM $150      FROM $250
   FIRST $150     MILLION TO     MILLION TO      MORE THAN
      MILLION   $250 MILLION   $350 MILLION   $350 MILLION
   -------------------------------------------------------
         0.50%          0.45%          0.40%           0.35%

Prior to November 1, 2004, the annual rate was 0.60% of the portion of the daily net assets not exceeding $500 million, 0.55% of the portion of the daily net assets between $500 million and $1 billion; and 0.50% of the portion of daily net assets in excess of $1 billion.

MS Investment Management has agreed to waive fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses, excluding bank overdraft expense and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.00%. For the year ended December 31, 2004, this waiver amounted to $14,000.

C. ADMINISTRATION FEES: MS Investment Management (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. ("JPMIS"), a corporate affiliate of JPMorgan Chase Bank, JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund.

D. DISTRIBUTION FEES: Morgan Stanley & Co., Incorporated (the "Distributor"), a wholly-owned subsidiary of Morgan Stanley, serves as the distributor of the Fund and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at a rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has voluntarily agreed to waive 0.30% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2004, this waiver amounted to $359,000.

E. CUSTODIAN FEES: JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Investment Company Act of 1940.

F. CONTRACTUAL OBLIGATIONS: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

G. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Notes to Financial Statements (cont'd)

income taxes is required in the financial statements. Distributions from the Portfolio are recorded on the ex-dividend date.

Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2003 was as follows:

               2004 DISTRIBUTIONS            2003 DISTRIBUTIONS
                   PAID FROM:                    PAID FROM:
         ----------------------------------------------------------
             ORDINARY       LONG-TERM      ORDINARY      LONG-TERM
               INCOME    CAPITAL GAIN        INCOME   CAPITAL GAIN
                (000)           (000)         (000)          (000)
         ---------------------------------------------------------
                $  96          $  --         $  379          $  --

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent book and tax basis differences may result in reclassifications among undistributed (distributions in excess of) net investment income (or accumulated net investment loss), accumulated net realized gain (loss) and paid-in capital. These differences were primarily due to the differing treatments of gains and losses related to principal payments from mortgage-related securities.

At December 31, 2004, the Portfolio had distributable earnings on a tax basis as follows:

                   UNDISTRIBUTED   UNDISTRIBUTED
                        ORDINARY       LONG-TERM
                          INCOME    CAPITAL GAIN
                           (000)           (000)
                   -----------------------------
                         $ 4,086       $   1,104

At December 31, 2004, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                                   NET
                                                          APPRECIATION
                  COST    APPRECIATION   DEPRECIATION   (DEPRECIATION)
                 (000)           (000)          (000)            (000)
         -------------------------------------------------------------
            $  193,392       $  16,001       $  (643)      $    15,358

H. OTHER: For the year ended December 31, 2004, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $169,644,000 and $54,852,000, respectively. For the year ended December 31, 2004, purchases and sales of long-term U.S. Government securities were approximately $25,280,000 and $10,964,000, respectively.

During the year ended December 31, 2004, the Portfolio incurred $3,347 of brokerage commissions to Morgan Stanley & Co. Incorporated, an affiliated broker dealer.

At December 31, 2004, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 86.0% for Class II shares.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Report of Independent Registered Public Accounting Firm

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF THE UNIVERSAL
INSTITUTIONAL FUNDS, INC. -
EQUITY AND INCOME PORTFOLIO

We have audited the accompanying statement of assets and liabilities of the Equity and Income Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio"), including the portfolio of investments, as of December 31, 2004, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period from April 30, 2003 (commencement of operations) through December 31, 2003. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Equity and Income Portfolio of The Universal Institutional Funds, Inc. at December 31, 2004, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from April 30, 2003 (commencement of operations) through December 31, 2003, in conformity with U.S. generally accepted accounting principles.


                                                               Ernst & Young LLP


Boston, Massachusetts
February 11, 2005

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Federal Tax Information (unaudited)

For the year ended December 31, 2004, the percentage of dividends that qualify for the 70% dividend received deduction for corporate shareholders of the Portfolio was 38.1%.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Director and Officer Information (unaudited)

Independent Directors:

                                                                                          NUMBER OF
                                          TERM OF                                         PORTFOLIOS IN
                             POSI-        OFFICE AND                                      FUND COM-
                             TION(S)      LENGTH OF                                       PLEX OVER-
NAME, AGE AND ADDRESS OF     HELD WITH    TIME        PRINCIPAL OCCUPATION(S) DURING      SEEN BY        OTHER DIRECTORSHIPS HELD BY
DIRECTOR                     REGISTRANT   SERVED*     PAST 5 YEARS                        DIRECTOR**     DIRECTOR
---------------------------  -----------  ----------  ----------------------------------  -------------  ---------------------------
Michael Bozic (63)           Director     Director    Private Investor; Director or       197            None.
c/o Kramer Levin Naftalis &               since July  Trustee of the Retail Funds (since
Frankel LLP                               2003        April 1994) and the Institutional
Counsel to the Independent                            Funds (since July 2003); formerly
Directors                                             Vice Chairman of Kmart Corporation
919 Third Avenue                                      (December 1998-October 2000),
New York, NY 10022-3902                               Chairman and Chief Executive
                                                      Officer of Levitz Furniture
                                                      Corporation (November
                                                      1995-November 1998) and President
                                                      and Chief Executive Officer of
                                                      Hills Department Stores (May
                                                      1991-July 1995); formerly
                                                      variously Chairman, Chief
                                                      Executive Officer, President and
                                                      Chief Operating Officer
                                                      (1987-1991) of the Sears
                                                      Merchandise Group of Sears Roebuck
                                                      & Co.

Edwin J. Garn (72)           Director     Director    Director or Trustee of the Retail   197            Director of Franklin Covey
1031 N. Chartwell Court                   since July  Funds (since January 1993) and the                 (time management systems),
Salt Lake City, UT 84103                  2003        Institutional Funds (since July                    BMW Bank of North America,
                                                      2003); member of the Utah Regional                 Inc. (industrial loan
                                                      Advisory Board of Pacific Corp.;                   corporation), United Space
                                                      formerly Managing Director of                      Alliance (joint venture
                                                      Summit Ventures LLC (2000-2004);                   between Lockheed Martin and
                                                      United States Senator (R- Utah)                    The Boeing Company) and
                                                      (1974-1992) and Chairman, Senate                   Nuskin Asia Pacific
                                                      Banking Committee (1980-1986),                     (multilevel marketing);
                                                      Mayor of Salt Lake City, Utah                      member of the board of
                                                      (1971-1974), Astronaut, Space                      various civic and
                                                      Shuttle Discovery (April 12-19,                    charitable organizations.
                                                      1985), and Vice Chairman, Huntsman
                                                      Corporation (chemical company).

Wayne E. Hedien (70)         Director     Director    Retired; Director or Trustee of     197            Director of the PMI Group
c/o Kramer Levin Naftalis &               since July  the Retail Funds (since September                  Inc. (private mortgage
Frankel LLP                               2003        1997) and the Institutional Funds                  insurance); Trustee and
Counsel to the                                        (since July 2003); formerly                        Vice Chairman of The Field
Independent Directors                                 associated with the Allstate                       Museum of Natural History;
919 Third Avenue                                      Companies (1966-1994), most                        director of various other
New York, NY 10022-3902                               recently as Chairman of The                        business and charitable
                                                      Allstate Corporation (March                        organizations.
                                                      1993-December 1994) and Chairman
                                                      and Chief Executive Officer of its
                                                      wholly-owned subsidiary, Allstate
                                                      Insurance Company (July
                                                      1989-December 1994).


Dr. Manuel H. Johnson (55)   Director     Director    Senior Partner, Johnson Smick       197            Director of NVR, Inc. (home
c/o Johnson Smick                         since July  International, Inc., a consulting                  construction); Director of
International, Inc.                       2003        firm; Chairman of the Audit                        KFX Energy; Director of RBS
2099 Pennsylvania Avenue,                             Committee and Director or Trustee                  Greenwich Capital Holdings
NW Suite 950                                          of the Retail Funds (since July                    (financial holdings
Washington, D.C. 20006                                1991) and the Institutional Funds                  company).
                                                      (since July 2003); Co-Chairman and
                                                      a founder of the Group of Seven
                                                      Council (G7C), an international
                                                      economic commission; formerly Vice
                                                      Chairman of the Board of Governors
                                                      of the Federal Reserve System and
                                                      Assistant Secretary of the U.S.
                                                      Treasury.

Joseph J. Kearns (62)        Director     Director    President, Kearns & Associates LLC  198            Director of Electro Rent
c/o Kearns & Associates                   since       (investment consulting); Deputy                    Corporation (equipment
LLC                                       August      Chairman of the Audit Committee                    leasing), The Ford Family
PMB754                                    1994        and Director or Trustee of the                     Foundation and the UCLA
23852 Pacific Coast                                   Retail Funds (since July 2003) and                 Foundation.
Highway                                               the Institutional Funds (since
Malibu, CA 90265                                      August 1994); previously Chairman
                                                      of the Audit Committee of the
                                                      Institutional Funds (October 2001-
                                                      July 2003); formerly CFO of the
                                                      J. Paul Getty Trust.

Michael Nugent (68)          Director     Director    General Partner of Triumph          197            Director of various
c/o Triumph Capital, L.P.                 since July  Capital, L.P., a private                           business organizations.
445 Park Avenue, 10th Floor               2001        investment partnership; Chairman
New York, NY 10022                                    of the Insurance Committee and
                                                      Director or Trustee of the Retail
                                                      Funds (since July 1991) and the
                                                      Institutional Funds (since July
                                                      2001); formerly Vice President,
                                                      Bankers Trust Company and BT
                                                      Capital Corporation (1984-1988).

Fergus Reid (72)             Director     Director    Chairman of Lumelite Plastics       198            Trustee and Director of
c/o Lumelite Plastics                     since June  Corporation; Chairman of the                       certain investment
Corporation                               1992        Governance Committee and Director                  companies in the J.P.
85 Charles Coleman Blvd.                              or Trustee of the Retail Funds                     Morgan Funds complex
Pawling, NY 12564                                     (since July 2003) and the                          managed by J.P. Morgan
                                                      Institutional Funds (since June                    Investment Management Inc.
                                                      1992).

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Director and Officer Information (cont'd)

Interested Directors:

                                                                                          NUMBER OF
                                          TERM OF                                         PORTFOLIOS IN
                                          OFFICE AND                                      FUND
                             POSITION(S)  LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS OF     HELD WITH    TIME        PRINCIPAL OCCUPATION(S) DURING      OVERSEEN BY    OTHER DIRECTORSHIPS HELD BY
DIRECTOR                     REGISTRANT   SERVED*     PAST 5 YEARS                        DIRECTOR**     DIRECTOR
---------------------------  -----------  ----------  ----------------------------------  -------------  ---------------------------
Charles A. Fiumefreddo (71)  Chairman     Chairman    Chairman and Director or Trustee    197            None.
c/o Morgan Stanley Trust     and          of the      of the Retail Funds (since July
Harborside Financial Center  Director of  Board and   1991) and the Institutional Funds
Plaza Two 3rd Floor          the Board    Director    (since July 2003); formerly Chief
Jersey City, NJ 07311                     since July  Executive Officer of the Retail
                                          2003        Funds (until September 2002).

James F. Higgins (56)        Director     Director    Director or Trustee of the Retail   197            Director of AXA Financial,
c/o Morgan Stanley Trust                  since July  Funds (since June 2000) and the                    Inc. and The Equitable Life
Harborside Financial Center               2003        Institutional Funds (since July                    Assurance Society of the
Plaza Two 2nd Floor                                   2003); Senior Advisor of Morgan                    United States (financial
Jersey City, NJ 07311                                 Stanley (since August 2000);                       services).
                                                      Director of Morgan Stanley
                                                      Distributors Inc. and Dean Witter
                                                      Realty Inc.; previously President
                                                      and Chief Operating Officer of the
                                                      Private Client Group of Morgan
                                                      Stanley (May 1999-August 2000),
                                                      and President and Chief Operating
                                                      Officer of Individual Securities
                                                      of Morgan Stanley (February
                                                      1997-May 1999).

* Each Director serves an indefinite term, until his or her successor is elected.

** The Fund Complex includes all funds advised by Morgan Stanley Investment
   Management Inc. and any funds that have an investment adviser that is an affiliated entity of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

Additional information about the Fund's Directors can be found in the Fund's Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Fund at 1(800) 281-2715. You may also retrieve this information on-line at the Securities and Exchange Commission's web site at "http://www.sec.gov". To aid you in obtaining this information on-line, the Fund's Central Index Key (CIK) number is 1011378 and the SAI is found within form type 485BPOS.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Director and Officer Information (cont'd)

Officers:

                                            POSITION(S)  TERM OF OFFICE
                                            HELD WITH    AND LENGTH OF
NAME, AGE AND ADDRESS OF EXECUTIVE OFFICER  REGISTRANT   TIME SERVED*     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------  -----------  ---------------  ----------------------------------------------------------
Mitchell M. Merin (51)                      President    President since  President and Chief Operating Officer of Morgan Stanley
Morgan Stanley Investment Management Inc.                July 2003        Investment Management Inc.; President, Director and Chief
1221 Avenue of the Americas 33rd Floor                                    Executive Officer of Morgan Stanley Investment Advisors
New York, NY 10020                                                        Inc. and Morgan Stanley Services Company Inc.; Chairman
                                                                          and Director of Morgan Stanley Distributors Inc.; Chairman
                                                                          and Director of Morgan Stanley Trust; Director of various
                                                                          Morgan Stanley subsidiaries; President of the
                                                                          Institutional Funds (since July 2003) and President of the
                                                                          Retail Funds (since May 1999); Director (since July 2003)
                                                                          and President (since December 2002) of the Van Kampen
                                                                          Closed-End Funds; Trustee (since May 1999) and President
                                                                          (since October 2002) of the Van Kampen Open-End Funds.

Ronald E. Robison (65)                      Executive    Executive Vice   Principal Executive Officer of Funds in the Fund complex
Morgan Stanley Investment Management Inc.   Vice         President and    since May 2003; Managing Director of Morgan Stanley & Co.
1221 Avenue of the Americas 34th Floor      President    Principal        Incorporated, Managing Director of Morgan Stanley;
New York, NY 10020                          and          Executive        Managing Director, Chief Administrative Officer and
                                            Principal    Officer since    Director of Morgan Stanley Investment Advisors Inc. and
                                            Executive    July 2003        Morgan Stanley Services Company Inc.; Chief Executive
                                            Officer                       Officer and Director of Morgan Stanley Trust; Managing
                                                                          Director and Director of Morgan Stanley Distributors Inc.;
                                                                          Executive Vice President and Principal Executive Officer
                                                                          of the Retail Funds (since April 2003) and the
                                                                          Institutional Funds (since July 2003); previously
                                                                          President and Director of the Retail Funds (March 2001 -
                                                                          July 2003) and Chief Global Operations Officer and
                                                                          Managing Director of Morgan Stanley Investment Management
                                                                          Inc.

Joseph J. McAlinden (61)                    Vice         Vice President   Managing Director and Chief Investment Officer of Morgan
Morgan Stanley Investment Management Inc.   President    since July       Stanley Investment Advisors Inc. and Morgan Stanley
1221 Avenue of the Americas 33rd Floor                   2003             Investment Management Inc.; Director of Morgan Stanley
New York, NY 10020                                                        Trust; Chief Investment Officer of the Van Kampen Funds;
                                                                          Vice President of the Institutional Funds (since July
                                                                          2003) and the Retail Funds (since July 1995).

Barry Fink (49)                             Vice         Vice President   General Counsel (since May 2000) and Managing Director
Morgan Stanley Investment Management Inc.   President    since July       (since December 2000) of Morgan Stanley Investment
1221 Avenue of the Americas 22nd Floor                   2003             Management; Managing Director (since December 2000),
New York, NY 10020                                                        Secretary (since February 1997) and Director (since July
                                                                          1998) of Morgan Stanley Investment Advisors Inc. and
                                                                          Morgan Stanley Services Company Inc.; Vice President of
                                                                          the Retail Funds; Assistant Secretary of Morgan Stanley DW
                                                                          Inc.; Vice President of the Institutional Funds (since
                                                                          July 2003); Managing Director, Secretary and Director of
                                                                          Morgan Stanley Distributors Inc.; previously Secretary of
                                                                          the Retail Funds and General Counsel (February 1997- April
                                                                          2004) of the Retail Funds Vice President and Assistant
                                                                          General Counsel of Morgan Stanley Investment Advisors Inc.
                                                                          and Morgan Stanley Services Company Inc. (February 1997-
                                                                          December 2001).

Amy R. Doberman (42)                        Vice         Vice President   Managing Director and General Counsel, U.S. Investment
Morgan Stanley Investment Management Inc.   President    since July       Management; Managing Director of the Investment Manager
1221 Avenue of the Americas 22nd Floor                   2004             and Morgan Stanley Investment Advisor Inc.; Vice President
New York, NY 10020                                                        of the Institutional and Retail Funds (since July 2004);
                                                                          Vice President of the Van Kampen Funds (since August 2004)
                                                                          previously, Managing Director and General Counsel -
                                                                          Americas, UBS Global Asset Management (July 2000-July
                                                                          2004) and General Counsel, Aeltus Investment Management,
                                                                          Inc. (January 1997-July 2000).

Carsten Otto (41)                           Chief        Chief            Executive Director and U.S. Director of Compliance for
Morgan Stanley Investment Management Inc.   Compliance   Compliance       Morgan Stanley Investment Management (since October 2004);
1221 Avenue of the Americas 22nd Floor      Officer      Officer since    Executive Director of Morgan Stanley Investment Advisors
New York, NY 10020                                       2004             Inc. and Morgan Stanley Investment Management Inc.;
                                                                          formerly Assistant Secretary and Assistant General Counsel of the Morgan Stanley Retail Funds.

Stefanie V. Chang (38)                      Vice         Vice President   Executive Director of Morgan Stanley & Co. Incorporated,
Morgan Stanley Investment Management Inc.   President    since            Morgan Stanley Investment Management Inc. and Morgan
1221 Avenue of the Americas 22nd Floor                   December         Stanley Investment Advisors Inc.; Vice President of the
New York, NY 10020                                       1997             Institutional Funds and the Retail Funds; formerly
                                                                          practiced law with the New York law firm of Rogers & Wells
                                                                          (now Clifford Chance US LLP).

James W. Garrett (35)                       Treasurer    Treasurer since  Executive Director of Morgan Stanley & Co. Incorporated,
Morgan Stanley Investment Management Inc.   and Chief    February 2002    Morgan Stanley Investment Management Inc.; Treasurer and
1221 Avenue of the Americas 34th Floor      Financial    CFO since July   Chief Financial Officer of the Institutional Funds;
New York, NY 10020                          Officer      2003             Previously with PriceWaterhouse LLP (now
                                                                          PriceWaterhouseCoopers LLP).

Michael J. Leary (38)                       Assistant    Assistant        Assistant Director and Vice President of Fund
J.P. Morgan Investor Services Co.           Treasurer    Treasurer since  Administration, JPMorgan Investor Services Co. (formerly
73 Tremont Street                                        March 2003       Chase Global Funds Services Company); formerly Audit
Boston, MA 02108                                                          Manager at Ernst & Young LLP.

Mary E. Mullin (37)                         Secretary    Secretary        Executive Director of Morgan Stanley & Co. Incorporated,
Morgan Stanley Investment Management Inc.                since June       Morgan Stanley Investment Management Inc. and Morgan
1221 Avenue of the Americas 22nd Floor                   1999             Stanley Investment Advisors Inc.; Secretary of the
New York, NY 10020                                                        Institutional Funds and the Retail Funds (since July
                                                                          2003); formerly practiced law with the New York law firms
                                                                          of McDermott, Will & Emery and Skadden, Arps, Slate,
                                                                          Meagher & Flom LLP.

* This is the date the Officer began serving the Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN
JPMorgan Chase Bank
270 Park Avenue
New York, New York 10017

LEGAL COUNSEL
Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

The Investment Adviser, Morgan Stanley Investment Management Inc. doing business in certain instances as Miller Anderson, Van Kampen or Morgan Stanley Asset Management.

REPORTING TO SHAREHOLDERS

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-281-2715 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by the prospectus of The Universal Institutional Funds, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
[MORGAN STANLEY LOGO]
                                               ANNUAL REPORT - DECEMBER 31, 2004


GLOBAL FRANCHISE PORTFOLIO

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Investment Overview

GLOBAL FRANCHISE PORTFOLIO

The Global Franchise Portfolio seeks long-term capital appreciation by investing primarily in equity securities of issuers located throughout the world that the Adviser believes have, among other things, resilient business franchises and growth potential. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less liquidity and the potential for market volatility and political instability.

PERFORMANCE

For the year ended December 31, 2004, the Portfolio had a total return of 12.77%, net of fees, compared to 14.72% for the Morgan Stanley Capital International (MSCI) World Index (the "Index").

FACTORS AFFECTING PERFORMANCE

- In the year marked by record high oil prices, it is no surprise that the market has been driven by positive sector performance in Utilities (+29%), Energy (+29%) and Industrials (+20%). The three worst performing sectors for the year were Information Technology (+3%), Health Care (+6%) and Consumer Staples (+12%).

- For the year, we continued to adhere to the Portfolio's buy-and-hold investment strategy.

- During the fourth quarter the Portfolio had two noteworthy transactions: the Portfolio added to its position in a major pharmaceutical company and we completed the final sale of a conglomerate in the Portfolio.

- In the first case, we met with the management and updated our model. We concluded that the firm offers both resilient franchise and good value. We are confident in the company's long-term prospects, and we believe that the market is not giving it credit for both its new drug pipeline and financial strength.

- The Portfolio's sale of its stake in the conglomerate was consistent with our long-only investment philosophy and valuation discipline. The Portfolio first initiated a position in this stock in July 1999. At that time, it offered a free cash flow yield in excess of 8%. When the Portfolio sold the stock in December, the free cash flow yield was below 5%.

MANAGEMENT STRATEGIES

- We continue our dialogue with a number of companies and are researching new ideas.

- We remain focused on the Global Brands philosophy of exceptional quality at compelling value. We continue to seek investment opportunities in companies with strong business franchises protected by a dominant intangible asset. Additionally, we demand sound management, substantial free cash flow and growth potential. We invest in these high quality companies only when we can identify compelling value as measured by a current free cash flow yield in excess of the risk-free bond yield. We seek to deliver attractive returns while striving to minimize business risk and valuation risk. We expect our Portfolio to outperform broadly-based benchmarks over the long term with less than average volatility.

January 2005

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX(1)

                                                           TOTAL RETURNS(2)
                                                       ------------------------
                                                                        AVERAGE
                                                                         ANNUAL
                                                           ONE            SINCE
                                                          YEAR     INCEPTION(4)
-------------------------------------------------------------------------------
Portfolio - Class II(3)                                  12.77%           21.96%
MSCI World Index                                         14.72            26.34

(1) The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on April 30, 2003.
(4) For comparative purposes, average annual since inception returns listed for the index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the index.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Investment Overview (cont'd)

[CHART]

GLOBAL FRANCHISE PORTFOLIO

    COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT SINCE INCEPTION

                                 GLOBAL FRANCHISE
                             PORTFOLIO - CLASS II         MSCI WORLD INDEX
                             ---------------------------------------------
4/30/03*                                $  10,000                $  10,000
12/31/2003                                 12,357                   12,879
12/31/2004                                 13,935                   14,775

*    Commenced operations on April 30, 2003.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. PERFORMANCE ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT morganstanley.com/im. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES. PERFORMANCE SHOWN DOES NOT REFLECT FEES AND EXPENSES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD BE LOWER.

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees; distribution (12b-1) fees (in the case of Class II shares); and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

                                                                     EXPENSES PAID
                                                  ENDING ACCOUNT    DURING PERIOD*
                                      BEGINNING            VALUE   JULY 1, 2004 --
                                  ACCOUNT VALUE     DECEMBER 31,      DECEMBER 31,
                                   JULY 1, 2004             2004              2004
----------------------------------------------------------------------------------
CLASS II
Actual                            $    1,000.00   $     1,069.60   $          6.24
Hypothetical (5% average
annual return before expenses)         1,000.00         1,019.10              6.09

* Expenses are equal to Class II shares' annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

GRAPHIC PRESENTATION OF PORTFOLIO HOLDINGS

The following graph depicts the Portfolio's holdings by industry, as a percentage of total investments.

[CHART]

Tobacco                                22.9%
Food Products                          18.1%
Pharmaceuticals                        16.4%
Media                                  12.2%
Beverages                               9.7%
Household Products                      7.2%
Machinery                               6.4%
Short-Term Investment                   7.1%

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Portfolio of Investments

GLOBAL FRANCHISE PORTFOLIO

                                                                               VALUE
                                                            SHARES             (000)
------------------------------------------------------------------------------------
COMMON STOCKS (97.0%)
CANADA (2.5%)
  Torstar Corp., Class B                                    95,732   $         1,753
------------------------------------------------------------------------------------
FINLAND (5.6%)
  Kone Oyj, Class B                                         51,460             3,985
------------------------------------------------------------------------------------
FRANCE (6.8%)
  Groupe Danone                                             34,333             3,165
  Sanofi-Aventis                                            21,627             1,725
------------------------------------------------------------------------------------
                                                                               4,890
====================================================================================
NETHERLANDS (6.9%)
  Reed Elsevier N.V                                        146,143             1,988
  Royal Numico N.V                                       (a)68,396             2,462
  Wolters Kluwer N.V. CVA                                   25,513               511
------------------------------------------------------------------------------------
                                                                               4,961
====================================================================================
SPAIN (4.3%)
  Altadis S.A                                               50,656             2,316
  Zardoya-Otis S.A                                          30,438               779
------------------------------------------------------------------------------------
                                                                               3,095
====================================================================================
SWEDEN (4.8%)
  Swedish Match AB                                         294,960             3,415
------------------------------------------------------------------------------------
SWITZERLAND (8.3%)
  Nestle S.A. (Registered)                                  12,663             3,305
  Novartis AG (Registered)                                  51,976             2,612
------------------------------------------------------------------------------------
                                                                               5,917
====================================================================================
UNITED KINGDOM (39.4%)
  Allied Domecq plc                                        340,524             3,351
  British American Tobacco plc                             319,910             5,508
  Cadbury Schweppes plc                                    490,520             4,564
  Capital Radio plc                                         35,812               302
  Diageo plc                                               214,513             3,058
  GlaxoSmithKline plc                                      132,525             3,107
  Imperial Tobacco Group plc                                95,770             2,622
  Reckitt Benckiser plc                                    119,795             3,617
  SMG plc                                                  276,167               566
  WPP Group plc                                            126,002             1,385
------------------------------------------------------------------------------------
                                                                              28,080
====================================================================================
UNITED STATES (18.4%)
  Altria Group, Inc.                                        52,376             3,200
  Bristol-Myers Squibb Co.                                  79,853             2,046
  Brown-Forman Corp., Class B                               17,198               837
  Kimberly-Clark Corp.                                      26,469             1,742
  Merck & Co., Inc.                                         83,915             2,697
  Neenah Paper, Inc.                                        (a)709                23
  New York Times Co. (The), Class A                         63,358             2,585
------------------------------------------------------------------------------------
                                                                              13,130
====================================================================================
  TOTAL COMMON STOCKS (COST $61,148)                                          69,226
====================================================================================

                                                              FACE
                                                            AMOUNT             VALUE
                                                             (000)             (000)
-------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (7.4%)
REPURCHASE AGREEMENT (7.4%)
  J.P. Morgan Securities, Inc., 2.00%,
    dated 12/31/04, due 1/3/05,
    repurchase price $5,255
    (COST $5,254)                                   $     (b)5,254   $         5,254
------------------------------------------------------------------------------------
TOTAL INVESTMENTS (104.4%) (COST $66,402)                                     74,480
====================================================================================
LIABILITIES IN EXCESS OF OTHER ASSETS (-4.4%)                                 (3,161)
====================================================================================
NET ASSETS (100%)                                                    $        71,319
====================================================================================

(a)  Non-income producing security.
(b) Represents the Portfolio's undivided interest in a joint repurchase agreement which has a total value of $1,018,656,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this portfolio of investments as follows: Federal Farm Credit Bank, 0.00% to 6.75%, due 2/28/05 to 8/15/13; Federal Home Loan Bank, 1.10%
     to 6.875%, due 4/15/05 to 10/28/24; Federal Home Loan Mortgage Corp., 2.00% to 6.51%, due 6/15/15 to 3/15/19; Federal National Mortgage Association, 1.75% to 8.20%, due 2/24/05 to 5/24/19; and Financial Assist Corp., 8.80%,
     due 6/10/05. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.
CVA  Certificaten Van Aandelen

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

  The Portfolio had the following foreign currency exchange contract(s) open at period end:

                                                                             NET
    CURRENCY                                     IN                       UNREALIZED
       TO                                     EXCHANGE                   APPRECIATION
    DELIVER          VALUE      SETTLEMENT       FOR          VALUE     (DEPRECIATION)
     (000)           (000)         DATE         (000)         (000)         (000)
--------------------------------------------------------------------------------------
GBP        5,245   $ 10,050       1/21/05   US$      9,355   $  9,355   $         (695)
US$           55         55        1/5/05   CAD         67         55              @--
US$          193        193        1/4/05   CHF        218        191               (2)
US$          505        505        1/4/05   EUR        370        502               (3)
US$          887        887        1/5/05   GBP        459        881               (6)
US$          112        112        1/5/05   SEK        742        112              @--
                   --------                                  --------   --------------
                   $ 11,802                                  $ 11,096   $         (706)
                   ========                                  ========   ==============

CAD -- Canadian Dollar
CHF -- Swiss Franc
EUR -- Euro
GBP -- British Pound
SEK -- Swedish Krona
@ -- Value is less than $500.

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

GLOBAL FRANCHISE PORTFOLIO

                                                                                                DECEMBER 31, 2004
STATEMENT OF ASSETS AND LIABILITIES                                                                          (000)
-----------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at Value (Cost $66,402)                                                         $           74,480
  Dividends Receivable                                                                                        101
  Receivable for Portfolio Shares Sold                                                                         29
  Foreign Withholding Tax Reclaim Receivable                                                                   18
  Foreign Currency (Cost $11)                                                                                  11
  Other Assets                                                                                                  2
-----------------------------------------------------------------------------------------------------------------
    Total Assets                                                                                           74,641
-----------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for Investments Purchased                                                                        (2,252)
  Unrealized Depreciation on Foreign Currency Exchange Contracts                                             (706)
  Payable for Portfolio Shares Redeemed                                                                      (219)
  Investment Advisory Fees Payable                                                                            (98)
  Administration Fees Payable                                                                                 (17)
  Custodian Fees Payable                                                                                       (5)
  Distribution Fees -- Class II Shares                                                                         (3)
  Other Liabilities                                                                                           (22)
-----------------------------------------------------------------------------------------------------------------
    Total Liabilities                                                                                      (3,322)
-----------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                     $           71,319
-----------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
  Paid-in Capital                                                                              $           63,406
  Undistributed (Distributions in Excess of) Net Investment Income                                            213
  Accumulated Net Realized Gain (Loss)                                                                        317
  Unrealized Appreciation (Depreciation) on:
     Investments                                                                                            8,078
     Foreign Currency Exchange Contracts and Translations                                                    (695)
-----------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                     $           71,319
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE Applicable to 5,164,482 Outstanding
     $0.001 Par Value Shares (Authorized 500,000,000 Shares)                                   $            13.81
=================================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                        THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                        Annual Report - December 31, 2004

GLOBAL FRANCHISE PORTFOLIO

STATEMENT OF OPERATIONS

                                                                                                       YEAR ENDED
                                                                                                DECEMBER 31, 2004
                                                                                                            (000)
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (Net of $92 Foreign Taxes Withheld)                                                $              964
  Interest                                                                                                     48
-----------------------------------------------------------------------------------------------------------------
    Total Investment Income                                                                                 1,012
-----------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees (Note B)                                                                           334
  Distribution Fees -- Class II Shares (Note D)                                                               146
  Administration Fees (Note C)                                                                                111
  Custodian Fees (Note E)                                                                                      41
  Professional Fees                                                                                            28
  Shareholder Reporting Fees                                                                                   23
  Directors' Fees and Expenses                                                                                 --#
  Other                                                                                                         5
-----------------------------------------------------------------------------------------------------------------
    Total Expenses                                                                                            688
-----------------------------------------------------------------------------------------------------------------
  Investment Advisory Fees Waived (Note B)                                                                    (62)
  Distribution Fees -- Class II Shares Waived (Note D)                                                       (125)
-----------------------------------------------------------------------------------------------------------------
    Net Expenses                                                                                              501
-----------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                                                  511
-----------------------------------------------------------------------------------------------------------------
REALIZED GAIN (LOSS) ON:
  Investments Sold                                                                                            791
  Foreign Currency Transactions                                                                              (196)
-----------------------------------------------------------------------------------------------------------------
    Net Realized Gain (Loss)                                                                                  595
-----------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
  Investments                                                                                               5,798
  Foreign Currency Exchange Contracts and Translations                                                       (614)
-----------------------------------------------------------------------------------------------------------------
    Net Change in Unrealized Appreciation (Depreciation)                                                    5,184
-----------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                             5,779
-----------------------------------------------------------------------------------------------------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                            $            6,290
=================================================================================================================

#    Amount is less than $500.

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

GLOBAL FRANCHISE PORTFOLIO

                                                                                                   PERIOD FROM
                                                                               YEAR ENDED   APRIL 30, 2003* TO
                                                                        DECEMBER 31, 2004    DECEMBER 31, 2003
STATEMENT OF CHANGES IN NET ASSETS                                                  (000)                (000)
--------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                          $             511   $               39
  Net Realized Gain (Loss)                                                            595                  (47)
  Net Change in Unrealized Appreciation (Depreciation)                              5,184                2,199
--------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Operations                 6,290                2,191
--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Class II*:
  Net Investment Income                                                               (70)                  --
  Net Realized Gain                                                                  (472)                 (28)
--------------------------------------------------------------------------------------------------------------
    Total Distributions                                                              (542)                 (28)
--------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  Class II*:
  Subscriptions                                                                    47,372               18,488
  Distributions Reinvested                                                            543                   25
  Redemptions                                                                      (2,714)                (306)
--------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting
    from Capital Share Transactions                                                45,201               18,207
--------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease) in Net Assets                                        50,949               20,370
NET ASSETS:
  Beginning of Period                                                              20,370                   --
--------------------------------------------------------------------------------------------------------------
  End of Period (Including Undistributed (Distributions in Excess of)
    Net Investment Income of $213 and $(34), respectively)              $          71,319   $           20,370
==============================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    Class II*:
    Shares Subscribed                                                               3,690                1,677
    Shares Issued on Distributions Reinvested                                          39                    2
    Shares Redeemed                                                                  (216)                 (28)
--------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class II Shares Outstanding                          3,513                1,651
==============================================================================================================

*    Class II shares commenced operations on April 30, 2003.

    The accompanying notes are an integral part of the financial statements.

                                        THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                        Annual Report - December 31, 2004

Financial Highlights

GLOBAL FRANCHISE PORTFOLIO

                                                                                        CLASS II
                                                                        ---------------------------------------
                                                                                                    PERIOD FROM
                                                                               YEAR ENDED       APRIL 30, 2003*
                                                                             DECEMBER 31,        TO DECEMBER 31,
SELECTED PER SHARE DATA AND RATIOS                                                   2004                  2003
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $           12.33     $           10.00
---------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                       0.16#                 0.16#
  Net Realized and Unrealized Gain (Loss)                                            1.42                  2.29
---------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                                 1.58                  2.35
---------------------------------------------------------------------------------------------------------------
DISTRIBUTION FROM AND/OR IN EXCESS OF:
  Net Realized Gain                                                                 (0.02)                (0.02)
  Return of Capital                                                                 (0.08)                   --
---------------------------------------------------------------------------------------------------------------
    Total Distributions                                                             (0.10)                (0.02)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                          $           13.81     $           12.33
===============================================================================================================
TOTAL RETURN^                                                                       12.77%                23.57%++
===============================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                                       $          71,319     $          20,370
Ratio of Expenses to Average Net Assets                                              1.20%                 1.20%**
Ratio of Net Investment Income (Loss) to Average Net Assets                          1.22%                 0.74%**
Portfolio Turnover Rate                                                                 9%                    3%++
---------------------------------------------------------------------------------------------------------------
Ratios Before Expenses Waived and/or Reimbursed by Adviser and/or Distributor:
    Expenses to Average Net Assets                                                   1.65%                 3.22%**
    Net Investment Income (Loss) to Average Net Assets                               0.77%                (1.28)%**
---------------------------------------------------------------------------------------------------------------

*    Commencement of operations
**   Annualized
#    Per share amount is based on average shares outstanding.
++   Not annualized
^ Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Notes to Financial Statements

The Universal Institutional Funds, Inc., (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of sixteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Global Franchise Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in equity securities of issuers located throughout the world that the Adviser believes have, among other things, resilient business franchises and growth potential. The Portfolio currently offers Class II shares only; although Class I shares may be offered in the future. The Portfolio is authorized to issue 500 million shares but will close to new accounts when assets in the Portfolio reach $100 million. The Portfolio will continue to offer its Class II shares to existing shareholders.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NAS-DAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

     All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

     Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors.

2. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

3. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

                                        THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                        Annual Report - December 31, 2004

Notes to Financial Statements (cont'd)

     - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

     At December 31, 2004, the net assets of the Portfolio were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

     Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

4. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

5. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Notes to Financial Statements (cont'd)

     apportioned among the Portfolios based upon relative net assets.

     Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. INVESTMENT ADVISORY FEES: Morgan Stanley Investment Management Inc. (the "Adviser" or "MS Investment Management"), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                        FROM $500
     FIRST $500        MILLION TO    MORE THAN
        MILLION        $1 BILLION   $1 BILLION
     -----------------------------------------
           0.80%             0.75%        0.70%

MS Investment Management has agreed to waive fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses, excluding bank overdraft and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.20%. For the year ended December 31, 2004, this waiver amounted to $62,000.

Morgan Stanley Investment Management Limited (the "Sub-Adviser" or "MSIM Limited") a wholly-owned subsidiary of Morgan Stanley, serves as investment Sub-Adviser for the Portfolio on a day-to-day basis. MSIM Limited selects, buys and sells securities for the Portfolio under supervision of the Adviser. The Adviser pays each Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. ADMINISTRATION FEES: MS Investment Management (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. ("JPMIS"), a corporate affiliate of JPMorgan Chase Bank, JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. DISTRIBUTION FEES: Morgan Stanley & Co., Incorporated (the "Distributor"), a wholly-owned subsidiary of Morgan Stanley, serves as the distributor of the Fund and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at a rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has voluntarily agreed to waive 0.30% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2004, this waiver amounted to $125,000.

E. CUSTODIAN FEES: JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Investment Company Act of 1940.

F. CONTRACTUAL OBLIGATIONS: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

G. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Distributions from the Portfolio are recorded on the ex-dividend date.

Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2003 was as follows:

        2004 DISTRIBUTIONS         2003 DISTRIBUTIONS
            PAID FROM:                 PAID FROM:
     --------------------------------------------------
     ORDINARY      LONG-TERM     ORDINARY     LONG-TERM
       INCOME   CAPITAL GAIN       INCOME  CAPITAL GAIN
        (000)          (000)        (000)         (000)
     --------------------------------------------------
     $    495   $         47     $     28   $        --

                                        THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                        Annual Report - December 31, 2004

Notes to Financial Statements (cont'd)

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent book and tax basis differences may result in reclassifications among undistributed (distributions in excess of) net investment income (or accumulated net investment loss), accumulated net realized gain (loss) and paid-in capital. These differences were primarily due to differing treatments of gains and losses related to foreign currency transactions.

At December 31, 2004, the Portfolio had distributable earnings on a tax basis as follows:

                UNDISTRIBUTED   UNDISTRIBUTED
                     ORDINARY       LONG-TERM
                       INCOME    CAPITAL GAIN
                        (000)            (000)
                -----------------------------
                $          22   $         295

At December 31, 2004, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                          NET
                                                 APPRECIATION
           COST   APPRECIATION   DEPRECIATION   (DEPRECIATION)
          (000)          (000)          (000)            (000)
     --------------------------------------------------------
     $   66,402   $      8,968   $       (890)   $      8,078

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the period ended December 31, 2004, the Portfolio deferred to January 1, 2005, for U.S. Federal income tax purposes, post-October currency losses of $488,000.

H. OTHER: For the year ended December 31, 2004, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $47,259,000 and $3,707,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2004.

At December 31, 2004, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 84.6% for Class II shares.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Report of Independent Registered Public Accounting Firm

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
THE UNIVERSAL INSTITUTIONAL FUNDS, INC. -
GLOBAL FRANCHISE PORTFOLIO

We have audited the accompanying statement of assets and liabilities of the Global Franchise Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio"), including the portfolio of investments, as of December 31, 2004, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period from April 30, 2003 (commencement of operations) through December 31, 2003. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Global Franchise Portfolio of The Universal Institutional Funds, Inc. at December 31, 2004, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from April 30, 2003 (commencement of operations) through December 31, 2003, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 11, 2005

                                        THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                        Annual Report - December 31, 2004

Federal Tax Information (unaudited)

For the year ended December 31, 2004, the percentage of dividends that qualify for the 70% dividend received deduction for corporate shareholders of the Portfolio was 42.8%.

For the year ended December 31, 2004, the Portfolio intends to pass through to shareholders foreign tax credits of approximately $92,000 and has derived gross income from sources within foreign countries in the amount of approximately $798,000.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Director and Officer Information (unaudited)

Independent Directors:

                                                                                           NUMBER OF
                                           TERM OF                                         PORTFOLIOS IN
                              POSI-        OFFICE AND                                      FUND COM-
                              TION(S)      LENGTH OF                                       PLEX OVER-
NAME, AGE AND ADDRESS OF      HELD WITH    TIME           PRINCIPAL OCCUPATION(S)          SEEN BY         OTHER DIRECTORSHIPS HELD
DIRECTOR                      REGISTRANT   SERVED*        DURING PAST 5 YEARS              DIRECTOR**      BY DIRECTOR
---------------------------   ----------   ------------   ------------------------------   -------------   -------------------------
Michael Bozic (63)            Director     Director       Private Investor; Director or    197              None.
c/o Kramer Levin Naftalis &                since July     Trustee of the Retail Funds
Frankel LLP                                2003           (since April 1994) and the
Counsel to the Independent                                Institutional Funds (since
Directors                                                 July 2003); formerly Vice
919 Third Avenue                                          Chairman of Kmart Corporation
New York, NY 10022-3902                                   (December 1998-October 2000),
                                                          Chairman and Chief Executive
                                                          Officer of Levitz Furniture
                                                          Corporation (November
                                                          1995-November 1998) and
                                                          President and Chief Executive
                                                          Officer of Hills Department
                                                          Stores (May 1991-July 1995);
                                                          formerly variously Chairman,
                                                          Chief Executive Officer,
                                                          President and Chief Operating
                                                          Officer (1987-1991) of the
                                                          Sears Merchandise Group of
                                                          Sears Roebuck & Co.

Edwin J. Garn (72)            Director     Director       Director or Trustee of the       197             Director of Franklin
1031 N. Chartwell Court                    since July     Retail Funds (since January                      Covey (time management
Salt Lake City, UT 84103                   2003           1993) and the Institutional                      systems), BMW Bank of
                                                          Funds (since July 2003);                         North America, Inc.
                                                          member of the Utah Regional                      (industrial loan
                                                          Advisory Board of Pacific                        corporation), United
                                                          Corp.; formerly Managing                         Space Alliance (joint
                                                          Director of Summit Ventures                      venture between Lockheed
                                                          LLC (2000-2004); United States                   Martin and The Boeing
                                                          Senator (R- Utah) (1974-1992)                    Company) and Nuskin Asia
                                                          and Chairman, Senate Banking                     Pacific (multilevel
                                                          Committee (1980-1986), Mayor                     marketing); member of
                                                          of Salt Lake City, Utah                          the board of various
                                                          (1971-1974), Astronaut, Space                    civic and charitable
                                                          Shuttle Discovery (April                         organizations.
                                                          12-19, 1985), and Vice
                                                          Chairman, Huntsman Corporation
                                                          (chemical company).

Wayne E. Hedien (70)          Director     Director       Retired; Director or Trustee     197             Director of the PMI
c/o Kramer Levin Naftalis &                since July     of the Retail Funds (since                       Group Inc. (private
Frankel LLP                                2003           September 1997) and the                          mortgage insurance);
Counsel to the                                            Institutional Funds (since                       Trustee and Vice
Independent Directors                                     July 2003); formerly                             Chairman of The Field
919 Third Avenue                                          associated with the Allstate                     Museum of Natural
New York, NY 10022-3902                                   Companies (1966-1994), most                      History; director of
                                                          recently as Chairman of The                      various other business
                                                          Allstate Corporation (March                      and charitable
                                                          1993-December 1994) and                          organizations.
                                                          Chairman and Chief Executive
                                                          Officer of its wholly-owned
                                                          subsidiary, Allstate Insurance
                                                          Company (July 1989-December
                                                          1994).

Dr. Manuel H. Johnson (55)    Director     Director       Senior Partner, Johnson Smick    197             Director of NVR, Inc.
c/o Johnson Smick                          since July     International, Inc., a                           (home construction);
International, Inc.                        2003           consulting firm; Chairman of                     Director of KFX Energy;
2099 Pennsylvania Avenue,                                 the Audit Committee and                          Director of RBS
NW Suite 950                                              Director or Trustee of the                       Greenwich Capital
Washington, D.C. 20006                                    Retail Funds (since July 1991)                   Holdings (financial
                                                          and the Institutional Funds                      holdings company).
                                                          (since July 2003); Co-Chairman
                                                          and a founder of the Group of
                                                          Seven Council (G7C), an
                                                          international economic
                                                          commission; formerly Vice
                                                          Chairman of the Board of
                                                          Governors of the Federal
                                                           Reserve System and Assistant
                                                          Secretary of the U.S.
                                                          Treasury.

Joseph J. Kearns (62)         Director     Director       President, Kearns & Associates   198             Director of Electro Rent
c/o Kearns & Associates                    since          LLC (investment consulting);                     Corporation (equipment
LLC                                        August         Deputy Chairman of the Audit                     leasing), The Ford
PMB754                                     1994           Committee and Director or                        Family Foundation and
23852 Pacific Coast                                       Trustee of the Retail Funds                      the UCLA Foundation.
Highway                                                   (since July 2003) and the
Malibu, CA 90265                                          Institutional Funds (since
                                                          August 1994); previously
                                                          Chairman of the Audit
                                                          Committee of the Institutional
                                                          Funds (October 2001- July
                                                          2003); formerly CFO of the J.
                                                          Paul Getty Trust.

Michael Nugent (68)           Director     Director       General Partner of Triumph       197             Director of various
c/o Triumph Capital, L.P.                  since          Capital, L.P., a private                         business organizations.
445 Park Avenue, 10th Floor                July           investment partnership;
New York, NY 10022                         2001           Chairman of the Insurance
                                                          Committee and Director or
                                                          Trustee of the Retail Funds
                                                          (since July 1991) and the
                                                          Institutional Funds (since
                                                          July 2001); formerly Vice
                                                          President, Bankers Trust
                                                          Company and BT Capital
                                                          Corporation (1984-1988).

Fergus Reid (72)              Director     Director       Director Director Chairman of    198             Trustee and Director of
c/o Lumelite Plastics                      since          Lumelite Plastics Corporation;                   certain investment
Corporation                                June           Chairman of the Governance                       companies in the J.P.
85 Charles Coleman Blvd.                   1992           Committee and Director or                        Morgan Funds complex
Pawling, NY 12564                                         Trustee of the Retail Funds                      managed by J.P. Morgan
                                                          (since July 2003) and the                        Investment Management
                                                          Institutional Funds (since                       Inc.
                                                          June 1992).

                                        THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                        Annual Report - December 31, 2004

Director and Officer Information (cont'd)

Interested Directors:

                                                                                           NUMBER OF
                                           TERM OF                                         PORTFOLIOS IN
                              POSI-        OFFICE AND                                      FUND COM-
                              TION(S)      LENGTH OF                                       PLEX OVER-
NAME, AGE AND ADDRESS OF      HELD WITH    TIME           PRINCIPAL OCCUPATION(S)          SEEN BY         OTHER DIRECTORSHIPS HELD
DIRECTOR                      REGISTRANT   SERVED*        DURING PAST 5 YEARS              DIRECTOR**      BY DIRECTOR
---------------------------   ----------   ------------   ------------------------------   -------------   -------------------------
Charles A. Fiumefreddo (71)   Chairman     Chairman       Chairman and Director or         197             None.
c/o Morgan Stanley Trust      and          of the         Trustee of the Retail Funds
Harborside Financial Center   Director     Board and      (since July 1991) and the
Plaza Two 3rd Floor           of the       Director       Institutional Funds (since
Jersey City, NJ 07311         Board        since          July 2003); formerly Chief
                                           July           Executive Officer of the
                                           2003           Retail Funds (until September
                                                          2002).

James F. Higgins (56)         Director     Director       Director or Trustee of the       197             Director of AXA
c/o Morgan Stanley Trust                   since          Retail Funds (since June 2000)                   Financial, Inc. and The
Harborside Financial Center                July           and the Institutional Funds                      Equitable Life Assurance
Plaza Two 2nd Floor                        2003           (since July 2003); Senior                        Society of the United
Jersey City, NJ 07311                                     Advisor of Morgan Stanley                        States (financial
                                                          (since August 2000); Director                    services).
                                                          of Morgan Stanley Distributors
                                                          Inc. and Dean Witter Realty
                                                          Inc.; previously President and
                                                          Chief Operating Officer of the
                                                          Private Client Group of Morgan
                                                          Stanley (May 1999-August
                                                          2000), and President and Chief
                                                          Operating Officer of
                                                          Individual Securities of
                                                          Morgan Stanley (February
                                                          1997-May 1999).

* Each Director serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. and any funds that have an investment adviser that is an affiliated entity of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

Additional information about the Fund's Directors can be found in the Fund's Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Fund at 1(800) 281-2715. You may also retrieve this information on-line at the Securities and Exchange Commission's web site at "http://www.sec.gov". To aid you in obtaining this information on-line, the Fund's Central Index Key (CIK) number is 1011378 and the SAI is found within form type 485BPOS.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Director and Officer Information (cont'd)

Officers:

                                             POSITION(S)     TERM OF OFFICE
                                             HELD WITH       AND LENGTH OF
NAME, AGE AND ADDRESS OF EXECUTIVE OFFICER   REGISTRANT      TIME SERVED*        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------   -------------   -----------------   ---------------------------------------------------
Mitchell M. Merin (51)                       President       President           President and Chief Operating Officer of Morgan
Morgan Stanley Investment Management Inc.                    since               Stanley Investment Management Inc.; President,
1221 Avenue of the Americas 33rd Floor                       July 2003           Director and Chief Executive Officer of Morgan
New York, NY 10020                                                               Stanley Investment Advisors Inc. and Morgan Stanley
                                                                                 Services Company Inc.; Chairman and Director of
                                                                                 Morgan Stanley Distributors Inc.; Chairman and
                                                                                 Director of Morgan Stanley Trust; Director of
                                                                                 various Morgan Stanley subsidiaries; President of
                                                                                 the Institutional Funds (since July 2003) and
                                                                                 President of the Retail Funds (since May 1999);
                                                                                 Director (since July 2003) and President (since
                                                                                 December 2002) of the Van Kampen Closed-End Funds;
                                                                                 Trustee (since May 1999) and President (since
                                                                                 October 2002) of the Van Kampen Open-End Funds.

Ronald E. Robison (65)                       Executive       Executive Vice      Principal Executive Officer of Funds in the Fund
Morgan Stanley Investment Management Inc.    Vice            President and       complex since May 2003; Managing Director of Morgan
1221 Avenue of the Americas 34th Floor       President       Principal           Stanley & Co. Incorporated, Managing Director of
New York, NY 10020                           and             Executive           Morgan Stanley; Managing Director, Chief
                                             Principal       Officer since       Administrative Officer and Director of Morgan
                                             Executive       July 2003           Stanley Investment Advisors Inc. and Morgan Stanley
                                             Officer                             Services Company Inc.; Chief Executive Officer and
                                                                                 Director of Morgan Stanley Trust; Managing Director
                                                                                 and Director of Morgan Stanley Distributors Inc.;
                                                                                 Executive Vice President and Principal Executive
                                                                                 Officer of the Retail Funds (since April 2003) and
                                                                                 the Institutional Funds (since July 2003);
                                                                                 previously President and Director of the Retail
                                                                                 Funds (March 2001 - July 2003) and Chief Global
                                                                                 Operations Officer and Managing Director of Morgan
                                                                                 Stanley Investment Management Inc.

Joseph J. McAlinden (61)                     Vice            Vice President      Managing Director and Chief Investment Officer of
Morgan Stanley Investment Management Inc.    President       since July          Morgan Stanley Investment Advisors Inc. and Morgan
1221 Avenue of the Americas 33rd Floor                       2003                Stanley Investment Management Inc.; Director of
New York, NY 10020                                                               Morgan Stanley Trust; Chief Investment Officer of
                                                                                 the Van Kampen Funds; Vice President of the
                                                                                 Institutional Funds (since July 2003) and the
                                                                                 Retail Funds (since July 1995).

Barry Fink (49)                              Vice            Vice President      General Counsel (since May 2000) and Managing
Morgan Stanley Investment Management Inc.    President       since July          Director (since December 2000) of Morgan Stanley
1221 Avenue of the Americas 22nd Floor                       2003                Investment Management; Managing Director (since
New York, NY 10020                                                               December 2000), Secretary (since February 1997) and
                                                                                 Director (since July 1998) of Morgan Stanley
                                                                                 Investment Advisors Inc. and Morgan Stanley
                                                                                 Services Company Inc.; Vice President of the Retail
                                                                                 Funds; Assistant Secretary of Morgan Stanley DW
                                                                                 Inc.; Vice President of the Institutional Funds
                                                                                 (since July 2003); Managing Director, Secretary and
                                                                                 Director of Morgan Stanley Distributors Inc.;
                                                                                 previously Secretary of the Retail Funds and
                                                                                 General Counsel (February 1997- April 2004) of the
                                                                                 Retail Funds Vice President and Assistant General
                                                                                 Counsel of Morgan Stanley Investment Advisors Inc.
                                                                                 and Morgan Stanley Services Company Inc. (February
                                                                                 1997- December 2001).

Amy R. Doberman (42)                         Vice            Vice                Managing Director and General Counsel, U.S.
Morgan Stanley Investment Management Inc.    President       President           Investment Management; Managing Director of the
1221 Avenue of the Americas 22nd Floor                       since July          Investment Manager and Morgan Stanley Investment
New York, NY 10020                                           2004                Advisor Inc.; Vice President of the Institutional
                                                                                 and Retail Funds (since July 2004); Vice President
                                                                                 of the Van Kampen Funds (since August 2004)
                                                                                 previously, Managing Director and General Counsel -
                                                                                 Americas, UBS Global Asset Management (July
                                                                                 2000-July 2004) and General Counsel, Aeltus
                                                                                 Investment Management, Inc. (January 1997-July
                                                                                 2000).

Carsten Otto (41)                            Chief           Chief               Executive Director and U.S. Director of Compliance
Morgan Stanley Investment Management Inc.    Compliance      Compliance          for Morgan Stanley Investment Management (since
1221 Avenue of the Americas 22nd Floor       Officer         Officer since       October 2004); Executive Director of Morgan Stanley
New York, NY 10020                                           2004                Investment Advisors Inc. and Morgan Stanley
                                                                                 Investment Management Inc.; formerly Assistant
                                                                                 Secretary and Assistant General Counsel of the
                                                                                 Morgan Stanley Retail Funds.

Stefanie V. Chang (38)                       Vice            Vice                Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.    President       President           Incorporated, Morgan Stanley Investment Management
1221 Avenue of the Americas 22nd Floor                       since               Inc. and Morgan Stanley Investment Advisors Inc.;
New York, NY 10020                                           December            Vice President of the Institutional Funds and the
                                                             1997                Retail Funds; formerly practiced law with the New
                                                                                 York law firm of Rogers & Wells (now Clifford
                                                                                 Chance US LLP).

James W. Garrett (35)                        Treasurer       Treasurer           Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.    and Chief       since               Incorporated, Morgan Stanley Investment Management
1221 Avenue of the Americas 34th Floor       Financial       February 2002       Inc.; Treasurer and Chief Financial Officer of the
New York, NY 10020                           Officer         CFO since           Institutional Funds; Previously with
                                                             July                PriceWaterhouse LLP (now PriceWaterhouseCoopers
                                                             2003                LLP).

Michael J. Leary (38)                        Assistant       Assistant           Assistant Director and Vice President of Fund
J.P. Morgan Investor Services Co.            Treasurer       Treasurer           Administration, JPMorgan Investor Services Co.
73 Tremont Street                                            since               (formerly Chase Global Funds Services Company);
Boston, MA 02108                                             March 2003          formerly Audit Manager at Ernst & Young LLP.

Mary E. Mullin (37)                          Secretary       Secretary           Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.                    since June          Incorporated, Morgan Stanley Investment Management
1221 Avenue of the Americas 22nd Floor                       1999                Inc. and Morgan Stanley Investment Advisors Inc.;
New York, NY 10020                                                               Secretary of the Institutional Funds and the Retail
                                                                                 Funds (since July 2003); formerly practiced law
                                                                                 with the New York law firms of McDermott, Will &
                                                                                 Emery and Skadden, Arps, Slate, Meagher & Flom LLP.

----------
* This is the date the Officer began serving the Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

                                        THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                        Annual Report - December 31, 2004

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN

JPMorgan Chase Bank
270 Park Avenue
New York, New York 10017

LEGAL COUNSEL

Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

The Investment Adviser, Morgan Stanley Investment Management Inc. doing business in certain instances as Miller Anderson, Van Kampen or Morgan Stanley Asset Management.

REPORTING TO SHAREHOLDERS

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-281-2715 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by the prospectus of The Universal Institutional Funds, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im.

[MORGAN STANLEY LOGO]

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

ANNUAL REPORT - DECEMBER 31, 2004


SMALL COMPANY GROWTH PORTFOLIO

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Investment Overview

SMALL COMPANY GROWTH PORTFOLIO

The Small Company Growth Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small companies. Investments in small- to medium-sized corporations are more vulnerable to financial risks and other risks than larger corporations and may involve a higher degree of price volatility than investments in the general equity markets.

PERFORMANCE

For the year ended December 31, 2004, the Portfolio's Class II shares had a total return of 18.95%, net of fees, compared to 14.31% for the Russell 2000 Growth Index (the "Index").

FACTORS AFFECTING PERFORMANCE

- The Portfolio outperformed primarily as a result of stock selection, although sector weights also had a favorable impact.

- Stock selection within technology significantly exceeded the Index sector return, and coupled with an underweight this was the strongest contributor to performance relative to the Index. Communications technology, software and electronics were particularly strong in the Portfolio. Technology was the only sector of the Index with a negative return, while stocks held in the Portfolio advanced sharply.

- Energy was the top performing segment of the Index and the Portfolio. An overweight in this sector, combined with superior stock selection added favorably to results. Crude oil producers had a positive impact, benefiting from rising prices throughout the year.

- Consumer discretionary was the largest sector in the Portfolio and the largest overweight relative to the Index. Stock selection exceeded the Index sector return, and combined with an overweight contributed to the Portfolio's performance. Casinos and gambling, hotel/motel and leisure names performed well.

- Underperformance in small sectors such as materials and processing and utilities detracted modestly from results.

MANAGEMENT STRATEGIES

- On average the three largest sectors in the Portfolio during 2004 were consumer discretionary, healthcare and technology.

JANUARY 2005
PERFORMANCE COMPARED TO THE RUSSELL 2000
GROWTH INDEX(1)

                                          TOTAL RETURNS(2)
                                       ----------------------
                                                     AVERAGE
                                                      ANNUAL
                                        ONE            SINCE
                                       YEAR     INCEPTION(4)
------------------------------------------------------------
Portfolio - Class II(3)                18.95%          33.52%
Russell 2000 Growth Index              14.31           33.20

(1) Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on April 30, 2003.
(4) For comparative purposes, average annual since inception returns listed for the index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the index.

[CHART]

COMPARISON OF THE CHANGE IN VALUE OF A $10,000
INVESTMENT SINCE INCEPTION

                           SMALL COMPANY GROWTH        RUSSELL 2000
                           PORTFOLIO - CLASS II        GROWTH INDEX
                           ----------------------------------------
4/30/03*                              $  10,000        $     10,000
12/31/2003                               13,630              14,117
12/31/2004                               16,213              16,137

* Commenced operations on April 30, 2003.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. PERFORMANCE ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT morganstanley.com/im. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES. PERFORMANCE SHOWN DOES NOT REFLECT FEES AND EXPENSES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD BE LOWER.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Investment Overview (cont'd)

SMALL COMPANY GROWTH PORTFOLIO

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees; distribution (12b-1) fees (in the case of Class II shares); and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

                                                                   EXPENSES PAID
                                                ENDING ACCOUNT    DURING PERIOD*
                                 BEGINNING               VALUE   JULY 1, 2004 --
                             ACCOUNT VALUE        DECEMBER 31,      DECEMBER 31,
                              JULY 1, 2004                2004              2004
--------------------------------------------------------------------------------
CLASS II
Actual                       $    1,000.00      $     1,098.50   $          6.59
Hypothetical (5% average
annual return before              1,000.00            1,018.85              6.34
expenses)

* Expenses are equal to Class II shares' annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

GRAPHIC PRESENTATION OF PORTFOLIO HOLDINGS

The following graph depicts the Portfolio's holdings by industry, as a percentage of total investments.

[CHART]

Retail                                 9.4%
Computer Services
  Software & Systems                   7.3%
Casinos & Gambling                     6.3%
Energy Miscellaneous                   6.2%
Services: Commercial                   5.0%
Leisure Time                           4.4%
Health Care Services                   4.2%
Medical & Dental Instruments
  & Supplies                           4.0%
Hotel/Motel                            3.5%
Miscellaneous Health Care              3.3%
Other*                                43.4%
Short-Term Investment                  3.0%

* Industries which do not appear in the top 10 industries, as well as those which represent less than 3% of total investments, if applicable, are included in the category labeled "Other".

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Portfolio of Investments

SMALL COMPANY GROWTH PORTFOLIO

                                                                                                        VALUE
                                                                                    SHARES              (000)
-------------------------------------------------------------------------------------------------------------
COMMON STOCKS (97.3%)
BANKS: OUTSIDE NEW YORK CITY (1.1%)
  Texas Regional Bancshares, Inc.                                                    3,762       $        123
  UCBH Holdings, Inc.                                                                5,775                265
-------------------------------------------------------------------------------------------------------------
                                                                                                          388
=============================================================================================================
BIOTECHNOLOGY RESEARCH & PRODUCTION (1.2%)
  Idexx Laboratories, Inc.                                                        (a)3,625                198
  MGI Pharma, Inc.                                                                (a)2,925                 82
  Telik, Inc.                                                                     (a)6,950                133
-------------------------------------------------------------------------------------------------------------
                                                                                                          413
=============================================================================================================
BUILDING: CEMENT (1.7%)
  Eagle Materials, Inc.                                                              2,225                188
  Florida Rock Industries, Inc.                                                      6,525                388
-------------------------------------------------------------------------------------------------------------
                                                                                                          576
=============================================================================================================
CASINOS & GAMBLING (6.4%)
  Kerzner International Ltd.                                                     (a)11,850                712
  Lakes Entertainment, Inc.                                                      (a)13,425                219
  Penn National Gaming, Inc.                                                     (a)13,575                822
  Shuffle Master, Inc.                                                            (a)9,712                457
-------------------------------------------------------------------------------------------------------------
                                                                                                        2,210
=============================================================================================================
COMMUNICATIONS TECHNOLOGY (2.8%)
  Plantronics, Inc.                                                                  3,700                153
  Spectrasite, Inc.                                                              (a)14,125                818
-------------------------------------------------------------------------------------------------------------
                                                                                                          971
=============================================================================================================
COMPUTER SERVICES SOFTWARE & SYSTEMS (7.3%)
  Akamai Technologies, Inc.                                                      (a)22,175                289
  Avocent Corp.                                                                   (a)3,000                121
  Filenet Corp.                                                                   (a)5,350                138
  Hyperion Solutions Corp.                                                        (a)3,737                174
  Macromedia, Inc.                                                                (a)3,800                118
  Neoforma, Inc.                                                                 (a)15,425                119
  Netease.com ADR                                                                 (a)2,675                141
  Salesforce.com, Inc.                                                           (a)14,500                246
  Sina Corp.                                                                      (a)4,700                151
  SkillSoft plc ADR                                                              (a)26,125                148
  SS&C Technologies, Inc.                                                            6,000                124
  Transact Technologies, Inc.                                                     (a)7,800                166
  Valueclick, Inc.                                                                (a)9,805                131
  Verint Systems, Inc.                                                            (a)4,550                165
  Websense, Inc.                                                                  (a)6,325                321
-------------------------------------------------------------------------------------------------------------
                                                                                                        2,552
=============================================================================================================
COMPUTER TECHNOLOGY (2.1%)
  RSA Security, Inc.                                                             (a)18,600                373
  Shanda Interactive Entertainment Ltd. ADR                                       (a)8,600                366
-------------------------------------------------------------------------------------------------------------
                                                                                                          739
=============================================================================================================
CONSTRUCTION (0.6%)
  Chicago Bridge & Iron Co. N.V. (NY Shares)                                         5,075                203
-------------------------------------------------------------------------------------------------------------
CONSUMER ELECTRONICS (1.2%)
  Activision, Inc.                                                                (a)7,125                144
  CNET Networks, Inc.                                                            (a)23,025                258
-------------------------------------------------------------------------------------------------------------
                                                                                                          402
=============================================================================================================
CONSUMER PRODUCTS (0.4%)
  PlanetOut, Inc.                                                                 (a)9,350                127
-------------------------------------------------------------------------------------------------------------
DIVERSIFIED (0.5%)
  Beacon Roofing Supply, Inc.                                                     (a)7,975       $        158
-------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (1.2%)
  Calamos Asset Management, Inc., Class A                                        (a)15,275                412
-------------------------------------------------------------------------------------------------------------
DRUGS & PHARMACEUTICALS (1.7%)
  Flamel Technologies ADR                                                         (a)8,054                157
  Gen-Probe, Inc.                                                                 (a)5,875                265
  Noven Pharmaceuticals, Inc.                                                    (a)10,775                184
-------------------------------------------------------------------------------------------------------------
                                                                                                          606
=============================================================================================================
EDUCATION SERVICES (3.1%)
  Bright Horizons Family Solutions, Inc.                                          (a)3,750                243
  Laureate Education, Inc.                                                        (a)4,450                196
  Strayer Education, Inc.                                                            5,887                646
-------------------------------------------------------------------------------------------------------------
                                                                                                        1,085
=============================================================================================================
ELECTRICAL & ELECTRONICS (0.9%)
  Flir Systems, Inc.                                                              (a)5,100                325
-------------------------------------------------------------------------------------------------------------
ELECTRONICS (1.1%)
  Avid Technology, Inc.                                                           (a)6,200                383
-------------------------------------------------------------------------------------------------------------
ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS (1.4%)
  Microsemi Corp.                                                                 (a)6,300                109
  Tessera Technologies, Inc.                                                     (a)10,000                372
-------------------------------------------------------------------------------------------------------------
                                                                                                          481
=============================================================================================================
ENERGY MISCELLANEOUS (6.3%)
  Bill Barrett Corp.                                                              (a)5,400                173
  Denbury Resources, Inc.                                                        (a)14,925                410
  Gasco Energy, Inc.                                                             (a)45,100                192
  Quicksilver Resources, Inc.                                                    (a)19,425                714
  Range Resources Corp.                                                              6,100                125
  Southwestern Energy Co.                                                         (a)8,500                431
  Veritas DGC, Inc.                                                               (a)5,800                130
-------------------------------------------------------------------------------------------------------------
                                                                                                        2,175
=============================================================================================================
ENGINEERING & CONTRACTING SERVICES (0.5%)
  Washington Group International, Inc.                                            (a)4,350                179
-------------------------------------------------------------------------------------------------------------
ENTERTAINMENT (0.5%)
  Lions Gate Entertainment Corp.                                                 (a)16,650                177
-------------------------------------------------------------------------------------------------------------
FINANCIAL DATA PROCESSING SERVICES & SYSTEMS (0.5%)
  Advent Software, Inc.                                                           (a)7,825                160
-------------------------------------------------------------------------------------------------------------
FINANCIAL MISCELLANEOUS (0.7%)
  Interactive Data Corp.                                                         (a)11,825                257
-------------------------------------------------------------------------------------------------------------
HEALTH CARE MANAGEMENT SERVICES (0.7%)
  Eclipsys Corp.                                                                 (a)12,225                250
-------------------------------------------------------------------------------------------------------------
HEALTH CARE SERVICES (4.2%)
  Animas Corp.                                                                    (a)7,525                118
  Dade Behring Holdings, Inc.                                                    (a)16,775                939
  Stericycle, Inc.                                                                (a)9,125                419
-------------------------------------------------------------------------------------------------------------
                                                                                                        1,476
=============================================================================================================
HOMEBUILDING (0.6%)
  Brookfield Homes Corp.                                                             5,760                195
-------------------------------------------------------------------------------------------------------------
HOTEL/MOTEL (3.5%)
  BJ's Restaurants, Inc.                                                         (a)11,870                166
  Gaylord Entertainment Co.                                                      (a)12,900                536
  Great Wolf Resorts, Inc.                                                       (a)16,570                370
  Multimedia Games, Inc.                                                          (a)9,375                148
-------------------------------------------------------------------------------------------------------------
                                                                                                        1,220
=============================================================================================================

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Portfolio of Investments (cont'd)

SMALL COMPANY GROWTH PORTFOLIO

                                                                                                        VALUE
                                                                                    SHARES              (000)
-------------------------------------------------------------------------------------------------------------
IDENTIFICATION CONTROL & FILTER DEVICES (0.4%)
  CUNO, Inc.                                                                      (a)2,400       $        143
-------------------------------------------------------------------------------------------------------------
INSURANCE: PROPERTY & CASUALTY (0.8%)
  Markel Corp.                                                                      (a)768                280
-------------------------------------------------------------------------------------------------------------
INVESTMENT MANAGEMENT COMPANIES (1.7%)
  Affiliated Managers Group, Inc.                                                 (a)2,837                192
  Greenhill & Co., Inc.                                                          (a)13,775                396
-------------------------------------------------------------------------------------------------------------
                                                                                                          588
=============================================================================================================
LEISURE TIME (4.4%)
  SCP Pool Corp.                                                                    22,875                730
  WMS Industries, Inc.                                                           (a)23,475                787
-------------------------------------------------------------------------------------------------------------
                                                                                                        1,517
=============================================================================================================
MACHINERY: INDUSTRIAL/SPECIALTY (0.3%)
  Middleby Corp.                                                                     2,375                120
-------------------------------------------------------------------------------------------------------------
MACHINERY: OIL WELL EQUIPMENT & SERVICES (0.4%)
  CARBO Ceramics, Inc.                                                               2,200                152
-------------------------------------------------------------------------------------------------------------
MANUFACTURED HOUSING (0.5%)
  Winnebago Industries                                                               4,500                176
-------------------------------------------------------------------------------------------------------------
MANUFACTURING (0.9%)
  Actuant Corp., Class A                                                         (a) 5,800                302
-------------------------------------------------------------------------------------------------------------
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES (4.0%)
  American Medical Systems Holdings, Inc.                                         (a)6,225                261
  Enzon Pharmaceuticals, Inc.                                                     (a)4,975                 68
  Inamed Corp.                                                                   (a)10,865                687
  Sybron Dental Specialties, Inc.                                                 (a)6,725                238
  Techne Corp.                                                                    (a)3,625                141
-------------------------------------------------------------------------------------------------------------
                                                                                                        1,395
=============================================================================================================
METALS & MINERALS MISCELLANEOUS (0.7%)
  Coeur d'Alene Mines Corp.                                                      (a)64,325                253
-------------------------------------------------------------------------------------------------------------
MISCELLANEOUS MATERIALS & PROCESSING (1.3%)
  Agnico-Eagle Mines Ltd.                                                           13,575                187
  Glamis Gold Ltd.                                                               (a)16,350                280
-------------------------------------------------------------------------------------------------------------
                                                                                                          467
=============================================================================================================
MISCELLANEOUS HEALTH CARE (3.3%)
  Adeza Biomedical Corp.                                                          (a)6,750                118
  Advanced Medical Optics, Inc.                                                   (a)6,275                258
  VCA Antech, Inc.                                                               (a)39,925                783
-------------------------------------------------------------------------------------------------------------
                                                                                                        1,159
=============================================================================================================
OFFICE FURNITURE & BUSINESS EQUIPMENT (0.9%)
  Micros Systems, Inc.                                                            (a)3,900                304
-------------------------------------------------------------------------------------------------------------
OIL: INTEGRATED DOMESTIC (0.5%)
  Delta Petroleum Corp.                                                          (a)12,185                191
-------------------------------------------------------------------------------------------------------------
PAPER (0.5%)
  Neenah Paper, Inc.                                                              (a)5,300                173
-------------------------------------------------------------------------------------------------------------
PRODUCTION TECHNOLOGY EQUIPMENT (0.8%)
  Cymer, Inc.                                                                     (a)3,450                102
  Dionex Corp.                                                                    (a)3,000                170
-------------------------------------------------------------------------------------------------------------
                                                                                                          272
=============================================================================================================
PUBLISHING: MISCELLANEOUS (0.5%)
  ProQuest Co.                                                                    (a)5,875                175
-------------------------------------------------------------------------------------------------------------
RADIO & TV BROADCASTERS (0.5%)
  Radio One, Inc., Class D                                                       (a)10,425                168
-------------------------------------------------------------------------------------------------------------
RESTAURANTS (2.8%)
  P.F. Chang's China Bistro, Inc.                                                 (a)6,505                367
  Sonic Corp.                                                                    (a)13,970       $        426
  Steak N Shake Co. (The)                                                         (a)9,235                185
-------------------------------------------------------------------------------------------------------------
                                                                                                          978
=============================================================================================================
RETAIL (9.5%)
  AFC Enterprises                                                                (a)18,610                441
  Blue Nile, Inc.                                                                 (a)4,450                123
  Build-A-Bear Workshop, Inc.                                                     (a)8,575                301
  CEC Entertainment, Inc.                                                         (a)5,575                223
  Guitar Center, Inc.                                                            (a)10,325                544
  Overstock.com, Inc.                                                             (a)4,050                280
  Petco Animal Supplies, Inc.                                                     (a)8,600                340
  Provide Commerce, Inc.                                                          (a)3,775                140
  Tractor Supply Co.                                                             (a)10,300                383
  Tuesday Morning Corp.                                                          (a)16,675                511
-------------------------------------------------------------------------------------------------------------
                                                                                                        3,286
=============================================================================================================
SERVICES: COMMERCIAL (5.0%)
  51job, Inc. ADR                                                                 (a)2,400                125
  Advisory Board Co. (The)                                                        (a)9,675                357
  Arbitron, Inc.                                                                  (a)4,175                163
  Corporate Executive Board Co.                                                      7,770                520
  Macquarie Infrastructure Co. Trust                                              (a)6,700                197
  Universal Technical Institute, Inc.                                            (a)10,125                386
-------------------------------------------------------------------------------------------------------------
                                                                                                        1,748
=============================================================================================================
TELECOMMUNICATIONS EQUIPMENT (0.5%)
  Andrew Corp.                                                                   (a)11,700                159
-------------------------------------------------------------------------------------------------------------
TEXTILE APPAREL MANUFACTURERS (1.0%)
  Carter's, Inc.                                                                  (a)9,800                333
-------------------------------------------------------------------------------------------------------------
TRANSPORTATION MISCELLANEOUS (0.4%)
  Arlington Tankers Ltd.                                                          (a)5,675                130
-------------------------------------------------------------------------------------------------------------
TRUCKERS (1.3%)
  Landstar System, Inc.                                                           (a)6,175                455
-------------------------------------------------------------------------------------------------------------
UTILITIES: MISCELLANEOUS (0.3%)
  Petroleum Development Corp.                                                     (a)3,150                122
-------------------------------------------------------------------------------------------------------------
UTILITIES: TELECOMMUNICATIONS (1.9%)
  Arbinet-thexchange, Inc.                                                        (a)4,760                118
  IDT Corp., Class B                                                              (a)7,075                110
  NII Holdings, Inc.                                                              (a)3,825                181
  Premiere Global Services, Inc.                                                 (a)10,925                117
  USA Mobility, Inc.                                                              (a)3,700                131
-------------------------------------------------------------------------------------------------------------
                                                                                                          657
=============================================================================================================
TOTAL COMMON STOCKS (COST $28,622)                                                                     33,823
=============================================================================================================

                                                                                      FACE
                                                                                    AMOUNT
                                                                                     (000)
-------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (3.0%)
REPURCHASE AGREEMENT (3.0%)
  J.P. Morgan Securities, Inc., 2.00%,
    dated 12/31/04, due 1/3/05,
    repurchase price $1,048
    (COST $1,048)                                                             $   (b)1,048              1,048
-------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.3%) (COST $29,670)                                                              34,871
=============================================================================================================
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.3%)                                                            (119)
=============================================================================================================
NET ASSETS (100%)                                                                                $     34,752
=============================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Portfolio of Investments (cont'd)

SMALL COMPANY GROWTH PORTFOLIO

(a)  Non-income producing security.
(b) Represents the Portfolio's undivided interest in a joint repurchase agreement which has a total value of $1,018,656,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this portfolio of investments as follows: Federal Farm Credit Bank, 0.00% to 6.75%, due 2/28/05 to 8/15/13; Federal Home Loan Bank, 1.10%
     to 6.875%, due 4/15/05 to 10/28/24; Federal Home Loan Mortgage Corp., 2.00% to 6.51%, due 6/15/15 to 3/15/19; Federal National Mortgage Association, 1.75% to 8.20%, due 2/24/05 to 5/24/19; and Financial Assist Corp., 8.80%,
     due 6/10/05. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.
ADR  American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

SMALL COMPANY GROWTH PORTFOLIO

Statement of Assets and Liabilities

                                                                                                  DECEMBER 31, 2004
                                                                                                              (000)
-------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at Value (Cost $29,670)                                                            $          34,871
  Cash                                                                                                           13
  Receivable for Investments Sold                                                                                55
  Receivable for Portfolio Shares Sold                                                                           14
  Dividends Receivable                                                                                            3
  Other Assets                                                                                                    1
-------------------------------------------------------------------------------------------------------------------
    Total Assets                                                                                             34,957
-------------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for Investments Purchased                                                                             (85)
  Payable for Portfolio Shares Redeemed                                                                         (46)
  Investment Advisory Fees Payable                                                                              (41)
  Administration Fees Payable                                                                                    (9)
  Custodian Fees Payable                                                                                         (6)
  Distribution Fees -- Class II Shares                                                                           (1)
  Other Liabilities                                                                                             (17)
-------------------------------------------------------------------------------------------------------------------
    Total Liabilities                                                                                          (205)
-------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                        $          34,752
-------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
  Paid-in Capital                                                                                 $          29,400
  Accumulated Net Realized Gain (Loss)                                                                          150
  Unrealized Appreciation (Depreciation) on Investments                                                       5,202
-------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                        $          34,752
===================================================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE Applicable to 2,245,585 Outstanding
      $0.001 Par Value Shares (Authorized 500,000,000 Shares)                                     $           15.48
===================================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

SMALL COMPANY GROWTH PORTFOLIO

Statement of Operations

                                                                                                         YEAR ENDED
                                                                                                       DECEMBER 31,
                                                                                                               2004
                                                                                                              (000)
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                                                                       $              70
  Interest                                                                                                       12
-------------------------------------------------------------------------------------------------------------------
    Total Investment Income                                                                                      82
-------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees (Note B)                                                                             240
  Distribution Fees -- Class II Shares (Note D)                                                                  89
  Administration Fees (Note C)                                                                                   70
  Custodian Fees (Note E)                                                                                        36
  Professional Fees                                                                                              27
  Shareholder Reporting Fees                                                                                     21
  Other                                                                                                           3
-------------------------------------------------------------------------------------------------------------------
    Total Expenses                                                                                              486
-------------------------------------------------------------------------------------------------------------------
  Investment Advisory Fees Waived (Note B)                                                                      (92)
  Distribution Fees -- Class II Shares Waived (Note D)                                                          (76)
-------------------------------------------------------------------------------------------------------------------
    Net Expenses                                                                                                318
-------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                                                   (236)
-------------------------------------------------------------------------------------------------------------------
REALIZED GAIN (LOSS) ON:
  Investments Sold                                                                                            1,222
-------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
  Investments                                                                                                 3,926
-------------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                               5,148
-------------------------------------------------------------------------------------------------------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                               $           4,912
===================================================================================================================

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

SMALL COMPANY GROWTH PORTFOLIO

Statement of Changes in Net Assets

                                                                                                           PERIOD FROM
                                                                                      YEAR ENDED    APRIL 30, 2003* TO
                                                                               DECEMBER 31, 2004     DECEMBER 31, 2003
                                                                                           (000)                 (000)
----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                                $             (236)   $              (53)
  Net Realized Gain (Loss)                                                                 1,222                   492
  Net Change in Unrealized Appreciation (Depreciation)                                     3,926                 1,276
----------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Operations                        4,912                 1,715
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Class II*:
  Net Realized Gain                                                                         (979)                 (297)
----------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  Class II*:
  Subscriptions                                                                           14,814                16,275
  Distributions Reinvested                                                                   970                   274
  Redemptions                                                                             (2,903)                  (29)
----------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Capital Share
      Transactions                                                                        12,881                16,520
----------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                                 16,814                17,938

NET ASSETS:
  Beginning of Period                                                                     17,938                    --
----------------------------------------------------------------------------------------------------------------------
  End of Period                                                               $           34,752    $           17,938
======================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    Class II*:
    Shares Subscribed                                                                      1,054                 1,320
    Shares Issued on Distributions Reinvested                                                 63                    20
    Shares Redeemed                                                                         (210)                   (2)
----------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class II Shares Outstanding                                   907                 1,338
======================================================================================================================

*   Class II shares commenced operations on April 30, 2003.

    The accompanying notes are an integral part of the financial statements.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Financial Highlights

SMALL COMPANY GROWTH PORTFOLIO

                                                                                             CLASS II
                                                                              ----------------------------------------
                                                                                                           PERIOD FROM
                                                                                      YEAR ENDED       APRIL 30, 2003*
                                                                                    DECEMBER 31,       TO DECEMBER 31,
SELECTED PER SHARE DATA AND RATIOS                                                          2004                  2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                          $            13.40    $            10.00
----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                             (0.13)#               (0.09)#
  Net Realized and Unrealized Gain (Loss)                                                   2.67                  3.72
----------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                                        2.54                  3.63
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Realized Gain                                                                        (0.46)                (0.23)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                $           1 5.48    $            13.40
======================================================================================================================
TOTAL RETURN @@                                                                            18.95%                36.30%++
======================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                                             $           34,752    $           17,938
Ratio of Expenses to Average Net Assets                                                     1.25%                 1.25%**
Ratio of Net Investment Income (Loss) to Average Net Assets                                (0.93)%               (1.06)%**
Portfolio Turnover Rate                                                                      113%                   82%++
----------------------------------------------------------------------------------------------------------------------
Ratios Before Expenses Waived and/or Reimbursed by Adviser and/or
  Distributor:
    Expenses to Average Net Assets                                                          1.91%                 4.98%**
    Net Investment Income (Loss) to Average Net Assets                                     (1.59)%               (4.79)%**
----------------------------------------------------------------------------------------------------------------------

*    Commencement of operations
**   Annualized
#    Per share amount is based on average shares outstanding.
++   Not Annualized
@@ Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of sixteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Small Company Growth Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small companies. The Portfolio currently offers Class II shares only; although Class I shares may be offered in the future. The Portfolio is authorized to issue 500 million Class II shares but is currently closed to new accounts. The Portfolio will continue to offer Class II shares to existing shareholders.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NAS-DAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

     All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

2. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

3. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets.

B. INVESTMENT ADVISORY FEES: Morgan Stanley Investment Management Inc. (the "Adviser" or "MS Investment Management"), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets. Effective November 1, 2004, the Board of Directors of the Fund approved amending and restating the investment advisory agreement with MS Investment Management to

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Notes to Financial Statements (cont'd)

reduce the fee, paid quarterly, to the annual rate based on daily net assets as follows:

            FIRST $1           MORE THAN
             BILLION          $1 BILLION
            ----------------------------
                0.92%               0.85%

Prior to November 1, 2004, the annual rate was 0.95% of the portion of the daily net assets not exceeding $500 million, 0.90% of the portion of the daily net assets between $500 million and $1 billion; and 0.85% of the portion of daily net assets in excess of $1 billion.

MS Investment Management has agreed to waive fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.25%. For the year ended December 31, 2004, this waiver amounted to $92,000.

C. ADMINISTRATION FEES: MS Investment Management (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. ("JPMIS"), a corporate affiliate of JPMorgan Chase Bank, JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund.

D. DISTRIBUTION FEES: Morgan Stanley & Co., Incorporated (the "Distributor"), a wholly-owned subsidiary of Morgan Stanley, serves as the distributor of the Fund and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at a rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has voluntarily agreed to waive 0.30% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2004, this waiver amounted to $76,000.

E. CUSTODIAN FEES: JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Investment Company Act of 1940.

F. CONTRACTUAL OBLIGATIONS: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

G. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Distributions from the Portfolio are recorded on the ex-dividend date.

Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes.

The tax character of distributions paid during 2004 and 2003 was as follows:

        2004 DISTRIBUTIONS           2003 DISTRIBUTIONS
            PAID FROM:                   PAID FROM:
     ------------------------    -------------------------
     ORDINARY       LONG-TERM    ORDINARY        LONG-TERM
       INCOME    CAPITAL GAIN      INCOME     CAPITAL GAIN
        (000)           (000)       (000)            (000)
     -----------------------------------------------------
     $    880    $         99    $    297     $         --

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent book and tax basis differences may result in reclassifications among undistributed (distributions in excess of) net investment income (or accumulated net investment loss), accumulated net realized gain (loss) and paid-in capital. These differences were primarily due to differing treatments for net investment losses.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Notes to Financial Statements (cont'd)

At December 31, 2004, the Portfolio had distributable earnings on a tax basis as follows:

            UNDISTRIBUTED    UNDISTRIBUTED
                 ORDINARY        LONG-TERM
                   INCOME     CAPITAL GAIN
                    (000)            (000)
            ------------------------------
            $         149    $         103

At December 31, 2004, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                      NET
                                             APPRECIATION
     COST   APPRECIATION    DEPRECIATION   (DEPRECIATION)
    (000)          (000)           (000)            (000)
---------------------------------------------------------
$  29,773   $      5,651    $      (553)   $        5,098

H. OTHER: For the year ended December 31, 2004, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $39,433,000 and $28,003,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2004.

During the year ended December 31, 2004, the Portfolio incurred $637 of brokerage commissions to Morgan Stanley & Co. Incorporated an affiliated broker dealer.

At December 31, 2004, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 83.1% for Class II shares.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Report of Independent Registered Public Accounting Firm

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
THE UNIVERSAL INSTITUTIONAL FUNDS, INC. -
SMALL COMPANY GROWTH PORTFOLIO

We have audited the accompanying statement of assets and liabilities of the Small Company Growth Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio"), including the portfolio of investments, as of December 31, 2004, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period from April 30, 2003 (commencement of operations) through December 31, 2003. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Small Company Growth Portfolio of The Universal Institutional Funds, Inc. at December 31, 2004, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from April 30, 2003 (commencement of operations) through December 31, 2003, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 11, 2005

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Federal Tax Information (unaudited)

The Portfolio hereby designates $99,000 as long-term capital gain dividends for the purpose of the dividend paid deduction on its federal income tax return.

For the year ended December 31, 2003, the percentage of dividends that qualify for the 70% dividend received deduction for corporate shareholders of the Portfolio was 6.8%.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Director and Officer Information (unaudited)

Independent Directors:

                                                                                        NUMBER OF
                                             TERM OF                                    PORTFOLIOS IN
                                             OFFICE AND                                 FUND
                                POSITION(S)  LENGTH OF                                  COMPLEX
NAME, AGE AND ADDRESS OF        HELD WITH    TIME         PRINCIPAL OCCUPATION(S)       OVERSEEN BY      OTHER DIRECTORSHIPS
DIRECTOR                        REGISTRANT   SERVED*      DURING PAST 5 YEARS           DIRECTOR**       HELD BY DIRECTOR
---------------------------     -----------  ----------   ---------------------------   --------------   ---------------------
Michael Bozic (63)              Director     Director     Private Investor; Director    197              None.
c/o Kramer Levin Naftalis &                  since July   or Trustee of the Retail
Frankel LLP                                  2003         Funds (since April 1994)
Counsel to the Independent                                and the Institutional Funds
Directors                                                 (since July 2003); formerly
919 Third Avenue                                          Vice Chairman of Kmart
New York, NY 10022-3902                                   Corporation (December
                                                          1998-October 2000),
                                                          Chairman and Chief
                                                          Executive Officer of Levitz
                                                          Furniture Corporation
                                                          (November 1995-November
                                                          1998) and President and
                                                          Chief Executive Officer of
                                                          Hills Department Stores
                                                          (May 1991-July 1995);
                                                          formerly variously
                                                          Chairman, Chief Executive
                                                          Officer, President and
                                                          Chief Operating Officer
                                                          (1987-1991) of the Sears
                                                          Merchandise Group of Sears
                                                          Roebuck & Co.

Edwin J. Garn (72)              Director     Director     Director or Trustee of the    197              Director of Franklin
1031 N. Chartwell Court                      since July   Retail Funds (since January                    Covey (time management
Salt Lake City, UT 84103                     2003         1993) and the Institutional                    systems), BMW Bank of
                                                          Funds (since July 2003);                       North America, Inc.
                                                          member of the Utah Regional                    (industrial loan
                                                          Advisory Board of Pacific                      corporation), United
                                                          Corp.; formerly Managing                       Space Alliance (joint
                                                          Director of Summit Ventures                    venture between
                                                          LLC (2000-2004); United                        Lockheed Martin and
                                                          States Senator (R- Utah)                       The Boeing Company)
                                                          (1974-1992) and Chairman,                      and Nuskin Asia
                                                          Senate Banking Committee                       Pacific (multilevel
                                                          (1980-1986), Mayor of Salt                     marketing); member of
                                                          Lake City, Utah                                the board of various
                                                          (1971-1974), Astronaut,                        civic and charitable
                                                          Space Shuttle Discovery                        organizations.
                                                          (April 12-19, 1985), and
                                                          Vice Chairman, Huntsman
                                                          Corporation (chemical
                                                          company).

Wayne E. Hedien (70)            Director     Director     Retired; Director or          197              Director of the PMI
c/o Kramer Levin Naftalis &                  since July   Trustee of the Retail Funds                    Group Inc. (private
Frankel LLP                                  2003         (since September 1997) and                     mortgage insurance);
Counsel to the                                            the Institutional Funds                        Trustee and Vice
Independent Directors                                     (since July 2003); formerly                    Chairman of The Field
919 Third Avenue                                          associated with the                            Museum of Natural
New York, NY 10022-3902                                   Allstate Companies                             History; director of
                                                          (1966-1994), most recently                     various other business
                                                          as Chairman of The Allstate                    and charitable
                                                          Corporation (March                             organizations.
                                                          1993-December 1994) and
                                                          Chairman and Chief
                                                          Executive Officer of its
                                                          wholly-owned subsidiary,
                                                          Allstate Insurance Company
                                                          (July 1989-December 1994).

Dr. Manuel H. Johnson (55)      Director     Director     Senior Partner, Johnson       197              Director of NVR, Inc.
c/o Johnson Smick                            since July   Smick International, Inc.,                     (home construction);
International, Inc.                          2003         a consulting firm; Chairman                    Director of KFX
2099 Pennsylvania Avenue,                                 of the Audit Committee and                     Energy; Director of
NW Suite 950                                              Director or Trustee of the                     RBS Greenwich Capital
Washington, D.C. 20006                                    Retail Funds (since July                       Holdings (financial
                                                          1991) and the Institutional                    holdings company).
                                                          Funds (since July 2003);
                                                          Co-Chairman and a founder
                                                          of the Group of Seven
                                                          Council (G7C), an
                                                          international economic
                                                          commission; formerly Vice
                                                          Chairman of the Board of
                                                          Governors of the Federal
                                                          Reserve System and
                                                          Assistant Secretary of the
                                                          U.S. Treasury.

Joseph J. Kearns (62)           Director     Director     President, Kearns &           198              Director of Electro
c/o Kearns & Associates                      since        Associates LLC (investment                     Rent Corporation
LLC                                          August       consulting); Deputy                            (equipment leasing),
PMB754                                       1994         Chairman of the Audit                          The Ford Family
23852 Pacific Coast                                       Committee and Director or                      Foundation and the
Highway                                                   Trustee of the Retail Funds                    UCLA Foundation.
Malibu, CA 90265                                          (since July 2003) and the
                                                          Institutional Funds (since
                                                          August 1994); previously
                                                          Chairman of the Audit
                                                          Committee of the
                                                          Institutional Funds
                                                          (October 2001-July 2003);
                                                          formerly CFO of the J. Paul
                                                          Getty Trust.

Michael Nugent (68)             Director     Director     General Partner of Triumph    197              Director of various
c/o Triumph Capital, L.P.                    since July   Capital, L.P., a private                       business organizations.
445 Park Avenue, 10th Floor                  2001         investment partnership;
New York, NY 10022                                        Chairman of the Insurance
                                                          Committee and Director or
                                                          Trustee of the Retail Funds
                                                          (since July 1991) and the
                                                          Institutional Funds (since
                                                          July 2001); formerly Vice
                                                          President, Bankers Trust
                                                          Company and BT Capital
                                                          Corporation (1984-1988).

Fergus Reid (72)                Director     Director     Chairman of Lumelite          198              Trustee and Director
c/o Lumelite Plastics                        since June   Plastics Corporation;                          of certain investment
Corporation                                  1992         Chairman of the Governance                     companies in the J.P.
85 Charles Coleman Blvd.                                  Committee and Director or                      Morgan Funds complex
Pawling, NY 12564                                         Trustee of the Retail Funds                    managed by J.P. Morgan
                                                          (since July 2003) and the                      Investment Management
                                                          Institutional Funds (since                     Inc.
                                                          June 1992).

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Director and Officer Information (cont'd)

Interested Directors:

                                                                                        NUMBER OF
                                             TERM OF                                    PORTFOLIOS IN
                                             OFFICE AND                                 FUND
                                POSITION(S)  LENGTH OF                                  COMPLEX
NAME, AGE AND ADDRESS OF        HELD WITH    TIME         PRINCIPAL OCCUPATION(S)       OVERSEEN BY      OTHER DIRECTORSHIPS
DIRECTOR                        REGISTRANT   SERVED*      DURING PAST 5 YEARS           DIRECTOR**       HELD BY DIRECTOR
---------------------------     -----------  ----------   ---------------------------   --------------   ---------------------
Charles A. Fiumefreddo (71)     Chairman     Chairman     Chairman and Director or      197              None.
c/o Morgan Stanley Trust        and          of the       Trustee of the Retail Funds
Harborside Financial Center     Director of  Board and    (since July 1991) and the
Plaza Two 3rd Floor             the Board    Director     Institutional Funds (since
Jersey City, NJ 07311                        since July   July 2003); formerly Chief
                                             2003         Executive Officer of the
                                                          Retail Funds (until
                                                          September 2002).

James F. Higgins (56)           Director     Director     Director or Trustee of the    197              Director of AXA
c/o Morgan Stanley Trust                     since July   Retail Funds (since June                       Financial, Inc. and
Harborside Financial Center                  2003         2000) and the Institutional                    The Equitable Life
Plaza Two 2nd Floor                                       Funds (since July 2003);                       Assurance Society of
Jersey City, NJ 07311                                     Senior Advisor of Morgan                       the United States
                                                          Stanley (since August                          (financial services).
                                                          2000); Director of Morgan
                                                          Stanley Distributors Inc.
                                                          and Dean Witter Realty
                                                          Inc.; previously President
                                                          and Chief Operating Officer
                                                          of the Private Client Group
                                                          of Morgan Stanley (May
                                                          1999-August 2000), and
                                                          President and Chief
                                                          Operating Officer of
                                                          Individual Securities of
                                                          Morgan Stanley (February
                                                          1997-May 1999).

* Each Director serves an indefinite term, until his or her successor is elected.

** The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. and any funds that have an investment adviser that is an affiliated entity of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

Additional information about the Fund's Directors can be found in the Fund's Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Fund at 1(800) 281-2715. You may also retrieve this information on-line at the Securities and Exchange Commission's web site at "http://www.sec.gov". To aid you in obtaining this information on-line, the Fund's Central Index Key (CIK) number is 1011378 and the SAI is found within form type 485BPOS.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Director and Officer Information (cont'd)

Officers:

                                                 POSITION(S)    TERM OF OFFICE
                                                 HELD WITH      AND LENGTH OF
NAME, AGE AND ADDRESS OF EXECUTIVE OFFICER       REGISTRANT     TIME SERVED*     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------       -----------    ---------------  -----------------------------------------------
Mitchell M. Merin (51)                           President      President since  President and Chief Operating Officer of Morgan
Morgan Stanley Investment Management Inc.                       July 2003        Stanley Investment Management Inc.; President,
1221 Avenue of the Americas 33rd Floor                                           Director and Chief Executive Officer of Morgan
New York, NY 10020                                                               Stanley Investment Advisors Inc. and Morgan
                                                                                 Stanley Services Company Inc.; Chairman and
                                                                                 Director of Morgan Stanley Distributors Inc.;
                                                                                 Chairman and Director of Morgan Stanley Trust;
                                                                                 Director of various Morgan Stanley
                                                                                 subsidiaries; President of the Institutional
                                                                                 Funds (since July 2003) and President of the
                                                                                 Retail Funds (since May 1999); Director (since
                                                                                 July 2003) and President (since December 2002)
                                                                                 of the Van Kampen Closed-End Funds; Trustee
                                                                                 (since May 1999) and President (since October
                                                                                 2002) of the Van Kampen Open-End Funds.

Ronald E. Robison (65)                           Executive      Executive Vice   Principal Executive Officer of Funds in the
Morgan Stanley Investment Management Inc.        Vice           President and    Fund complex since May 2003; Managing Director
1221 Avenue of the Americas 34th Floor           President      Principal        of Morgan Stanley & Co. Incorporated, Managing
New York, NY 10020                               and            Executive        Director of Morgan Stanley; Managing Director,
                                                 Principal      Officer since    Chief Administrative Officer and Director of
                                                 Executive      July 2003        Morgan Stanley Investment Advisors Inc. and
                                                 Officer                         Morgan Stanley Services Company Inc.; Chief
                                                                                 Executive Officer and Director of Morgan
                                                                                 Stanley Trust; Managing Director and Director
                                                                                 of Morgan Stanley Distributors Inc.; Executive
                                                                                 Vice President and Principal Executive Officer
                                                                                 of the Retail Funds (since April 2003) and the
                                                                                 Institutional Funds (since July 2003);
                                                                                 previously President and Director of the Retail
                                                                                 Funds (March 2001 - July 2003) and Chief Global
                                                                                 Operations Officer and Managing Director of
                                                                                 Morgan Stanley Investment Management Inc.

Joseph J. McAlinden (61)                         Vice           Vice President   Managing Director and Chief Investment Officer
Morgan Stanley Investment Management Inc.        President      since July       of Morgan Stanley Investment Advisors Inc. and
1221 Avenue of the Americas 33rd Floor                          2003             Morgan Stanley Investment Management Inc.;
New York, NY 10020                                                               Director of Morgan Stanley Trust; Chief
                                                                                 Investment Officer of the Van Kampen Funds;
                                                                                 Vice President of the Institutional Funds
                                                                                 (since July 2003) and the Retail Funds (since
                                                                                 July 1995).

Barry Fink (49)                                  Vice           Vice President   General Counsel (since May 2000) and Managing
Morgan Stanley Investment Management Inc.        President      since July       Director (since December 2000) of Morgan
1221 Avenue of the Americas 22nd Floor                          2003             Stanley Investment Management; Managing
New York, NY 10020                                                               Director (since December 2000), Secretary
                                                                                 (since February 1997) and Director (since July
                                                                                 1998) of Morgan Stanley Investment Advisors
                                                                                 Inc. and Morgan Stanley Services Company Inc.;
                                                                                 Vice President of the Retail Funds; Assistant
                                                                                 Secretary of Morgan Stanley DW Inc.; Vice
                                                                                 President of the Institutional Funds (since
                                                                                 July 2003); Managing Director, Secretary and
                                                                                 Director of Morgan Stanley Distributors Inc.;
                                                                                 previously Secretary of the Retail Funds and
                                                                                 General Counsel (February 1997- April 2004) of
                                                                                 the Retail Funds Vice President and Assistant
                                                                                 General Counsel of Morgan Stanley Investment
                                                                                 Advisors Inc. and Morgan Stanley Services
                                                                                 Company Inc. (February 1997- December 2001).

Amy R. Doberman (42)                             Vice           Vice President   Managing Director and General Counsel, U.S.
Morgan Stanley Investment Management Inc.        President      since July       Investment Management; Managing Director of the
1221 Avenue of the Americas 22nd Floor                          2004             Investment Manager and Morgan Stanley
New York, NY 10020                                                               Investment Advisor Inc.; Vice President of the
                                                                                 Institutional and Retail Funds (since July
                                                                                 2004); Vice President of the Van Kampen Funds
                                                                                 (since August 2004) previously, Managing
                                                                                 Director and General Counsel - Americas, UBS
                                                                                 Global Asset Management (July 2000-July 2004)
                                                                                 and General Counsel, Aeltus Investment
                                                                                 Management, Inc. (January 1997-July 2000).

Carsten Otto (41)                                Chief          Chief            Executive Director and U.S. Director of
Morgan Stanley Investment Management Inc.        Compliance     Compliance       Compliance for Morgan Stanley Investment
1221 Avenue of the Americas 22nd Floor           Officer        Officer since    Management (since October 2004); Executive
New York, NY 10020                                              2004             Director of Morgan Stanley Investment Advisors
                                                                                 Inc. and Morgan Stanley Investment Management
                                                                                 Inc.; formerly Assistant Secretary and
                                                                                 Assistant General Counsel of the Morgan Stanley
                                                                                 Retail Funds.

Stefanie V. Chang (38)                           Vice           Vice President   Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.        President      since            Incorporated, Morgan Stanley Investment
1221 Avenue of the Americas 22nd Floor                          December         Management Inc. and Morgan Stanley Investment
New York, NY 10020                                              1997             Advisors Inc.; Vice President of the
                                                                                 Institutional Funds and the Retail Funds;
                                                                                 formerly practiced law with the New York law
                                                                                 firm of Rogers & Wells (now Clifford Chance US
                                                                                 LLP).

James W. Garrett (35)                            Treasurer      Treasurer since  Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.        and Chief      February 2002    Incorporated, Morgan Stanley Investment
1221 Avenue of the Americas 34th Floor           Financial      CFO since July   Management Inc.; Treasurer and Chief Financial
New York, NY 10020                               Officer        2003             Officer of the Institutional Funds; Previously
                                                                                 with PriceWaterhouse LLP (now
                                                                                 PriceWaterhouseCoopers LLP).

Michael J. Leary (38)                            Assistant      Assistant        Assistant Director and Vice President of Fund
J.P. Morgan Investor Services Co.                Treasurer      Treasurer since  Administration, JPMorgan Investor Services Co.
73 Tremont Street                                               March 2003       (formerly Chase Global Funds Services Company);
Boston, MA 02108                                                                 formerly Audit Manager at Ernst & Young LLP.

Mary E. Mullin (37)                              Secretary      Secretary        Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.                       since June       Incorporated, Morgan Stanley Investment
1221 Avenue of the Americas 22nd Floor                          1999             Management Inc. and Morgan Stanley Investment
New York, NY 10020                                                               Advisors Inc.; Secretary of the Institutional
                                                                                 Funds and the Retail Funds (since July 2003);
                                                                                 formerly practiced law with the New York law
                                                                                 firms of McDermott, Will & Emery and Skadden,
                                                                                 Arps, Slate, Meagher & Flom LLP.

----------
* This is the date the Officer began serving the Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN
JPMorgan Chase Bank
270 Park Avenue
New York, New York 10017

LEGAL COUNSEL
Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

The Investment Adviser, Morgan Stanley Investment Management Inc. doing business in certain instances as Miller Anderson, Van Kampen or Morgan Stanley Asset Management.

REPORTING TO SHAREHOLDERS

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-281-2715 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by the prospectus of The Universal Institutional Funds, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im.

[MORGAN STANLEY LOGO]

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

ANNUAL REPORT - DECEMBER 31, 2004


EQUITY GROWTH PORTFOLIO

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Investment Overview

EQUITY GROWTH PORTFOLIO

The Equity Growth Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets.

PERFORMANCE

Effective June 30, 2004, the Portfolio's benchmark was changed from the S&P 500 Index to the Russell 1000 Growth Index. Based on the Portfolio's asset composition and investment strategy, the Adviser believes the Russell 1000 Growth Index is a more appropriate benchmark than the S&P 500 Index for the Portfolio. For the year ended December 31, 2004, the Portfolio's Class I shares had a total return of 7.77%, net of fees, compared to 10.88% for the S&P 500 Index and 6.30% for the Russell 1000 Growth Index (the "Index"). The Portfolio's Class II shares had a total return of 7.43%, net of fees.

FACTORS AFFECTING PERFORMANCE

- Stock selection in the healthcare sector was the largest positive contributor to relative results for the year. Although healthcare was one of the weaker performing index sectors, the Portfolio's holdings far outpaced healthcare stocks within the Index. The Portfolio's healthcare underweight also added to relative return.

- Stock selection in technology was a positive factor, although the technology sector performed poorly during the year, suffering from concerns about excess inventory in the semi-conductor industry and uncertainty about sustainable gains in corporate spending. Technology stocks gained some momentum in the final quarter of 2004, but still lagged the Index return for the full year.

- Stock selection was weak in the consumer discretionary sector, but this was more than offset by the favorable impact of the Portfolio's substantial overweight in the strong performing sector. Stock selection in the consumer staples, financial services, and energy sectors detracted, as did stock selection in producer durables.

-  An overweight in integrated oils added to relative return.

MANAGEMENT STRATEGIES

- The U.S. Growth team assumed responsibility for the Portfolio at the beginning of the third quarter. The Portfolio transition was completed by August 6th. As a result of the Portfolio's stock selection process, the most significant changes were an increase to consumer discretionary names and a decrease to the Portfolio's technology exposure. We also increased the Portfolio's energy position.

- Our goal is to add value relative to the Index primarily through stock selection. We seek what we believe are high quality growth companies that have distinct and sustainable competitive advantages.

January 2005

PERFORMANCE COMPARED TO THE S&P 500 INDEX(1) AND THE RUSSELL 1000 GROWTH
INDEX(2)

                                          TOTAL RETURNS(3)
                                 ---------------------------------
                                                AVERAGE ANNUAL
                                           -----------------------
                                    ONE      FIVE            SINCE
                                   YEAR     YEARS     INCEPTION(6)
------------------------------------------------------------------
Portfolio - Class I(4)             7.77%    (6.16)%           6.14%
S&P 500 Index                     10.88     (2.30)            8.05
Russell 1000 Growth Index          6.30     (9.29)            5.15
Portfolio - Class II(5)            7.43        --            14.65
S&P 500 Index                     10.88        --            19.69
Russell 1000 Growth Index          6.30        --            16.09

(1) The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
(2) The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
(3) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(4)  Commenced operations on January 2, 1997.
(5)  Commenced offering on May 5, 2003.
(6) For comparative purposes, average annual since inception returns listed for the index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the index.

[CHART]

    COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT SINCE INCEPTION

                             EQUITY GROWTH      S&P 500    RUSSELL 1000
                       PORTFOLIO - CLASS I        INDEX    GROWTH INDEX
                       ------------------------------------------------
1/2/97*                $            10,000   $   10,000    $     10,000
12/31/1997                          13,305       13,402          13,176
12/31/1998                          15,872       17,231          18,276
12/31/1999                          22,133       20,856          24,337
12/31/2000                          19,532       18,954          18,881
12/31/2001                          16,569       16,702          15,025
12/31/2002                          11,960       13,015          10,836
12/31/2003                          14,941       16,747          14,060
12/31/2004                          16,102       18,569          14,946

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Investment Overview (cont'd)

EQUITY GROWTH PORTFOLIO

[CHART]

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT SINCE INCEPTION

                             EQUITY GROWTH      S&P 500    RUSSELL 1000
                      PORTFOLIO - CLASS II        INDEX    GROWTH INDEX
                      -------------------------------------------------
5/5/03**              $             10,000   $   10,000    $     10,000
12/31/2003                          11,676       12,145          12,043
12/31/2004                          12,544       13,466          12,802

*  Commenced operations on January 2, 1997.
** Commenced offering on May 5, 2003.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. PERFORMANCE ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT morganstanley.com/im. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES. PERFORMANCE SHOWN DOES NOT REFLECT FEES AND EXPENSES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD BE LOWER.

EXPENSE EXAMPLES

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees; distribution (12b-1) fees (in the case of Class II shares); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

                                                                         EXPENSES PAID
                                                      ENDING ACCOUNT    DURING PERIOD*
                                          BEGINNING            VALUE   JULY 1, 2004 --
                                      ACCOUNT VALUE     DECEMBER 31,      DECEMBER 31,
                                       JULY 1, 2004             2004              2004
--------------------------------------------------------------------------------------
CLASS I
Actual                                $    1,000.00   $     1,049.80   $          4.38
Hypothetical (5% average
annual return before expenses)             1,000.00         1,020.86              4.32

CLASS II
Actual                                     1,000.00         1,048.00              5.66
Hypothetical (5% average
annual return before expenses)             1,000.00         1,019.61              5.58

* Expenses are equal to Class I and Class II shares' annualized expense ratios of 0.85% and 1.10%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Investment Overview (cont'd)

EQUITY GROWTH PORTFOLIO

GRAPHIC PRESENTATION OF PORTFOLIO HOLDINGS

The following graph depicts the Portfolio's holdings by industry, as a percentage of total investments.

[CHART]

Short-Term Investment                              0.9%
Retail                                             7.9%
Services: Commercial                               6.6%
Computer Services Software & Systems               6.3%
Drugs & Pharmaceuticals                            5.7%
Communications Technology                          5.7%
Consumer Electronics                               5.5%
Casinos & Gambling                                 5.0%
Financial Miscellaneous                            4.2%
Leisure Time                                       3.5%
Computer Technology                                3.4%
Other*                                            45.3%

* Industries which do not appear in the top 10 industries, as well as those which represent less than 3% of total investments, if applicable, are included in the category labeled "Other".

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Portfolio of Investments

EQUITY GROWTH PORTFOLIO

                                                                                                 VALUE
                                                                           SHARES                (000)
------------------------------------------------------------------------------------------------------
COMMON STOCKS (99.9%)
ADVERTISING AGENCIES (0.7%)
  Lamar Advertising Co.                                                 (a)26,200   $            1,121
------------------------------------------------------------------------------------------------------
BEVERAGES: SOFT DRINKS (1.0%)
  PepsiCo., Inc.                                                           31,708                1,655
------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY RESEARCH & PRODUCTION (2.4%)
  Amgen, Inc.                                                           (a)20,035                1,285
  Biogen Idec, Inc.                                                     (a)13,200                  880
  Genentech, Inc.                                                       (a)33,800                1,840
------------------------------------------------------------------------------------------------------
                                                                                                 4,005
======================================================================================================
CASINOS & GAMBLING (5.0%)
  GTECH Holdings Corp.                                                     35,710                  927
  IAC/InterActiveCorp                                                   (a)31,000                  856
  International Game Technology                                            85,725                2,947
  Las Vegas Sands Corp.                                                 (a)18,361                  881
  Station Casinos, Inc.                                                    30,700                1,679
  Wynn Resorts Ltd.                                                     (a)17,770                1,189
------------------------------------------------------------------------------------------------------
                                                                                                 8,479
======================================================================================================
COAL (0.7%)
  Peabody Energy Corp.                                                     14,300                1,157
------------------------------------------------------------------------------------------------------
COMMUNICATIONS & MEDIA (1.5%)
  News Corp., Class B                                                      87,530                1,681
  Time Warner, Inc.                                                     (a)46,200                  898
------------------------------------------------------------------------------------------------------
                                                                                                 2,579
======================================================================================================
COMMUNICATIONS TECHNOLOGY (5.8%)
  America Movil S.A. de C.V., Class L ADR                                  38,400                2,010
  Cisco Systems, Inc.                                                   (a)80,755                1,559
  Crown Castle International Corp.                                      (a)73,647                1,225
  Qualcomm, Inc.                                                          116,976                4,960
------------------------------------------------------------------------------------------------------
                                                                                                 9,754
======================================================================================================
COMPUTER SERVICES SOFTWARE & SYSTEMS (6.3%)
  Adobe Systems, Inc.                                                      25,500                1,600
  Google, Inc., Class A                                                  (a)5,000                  965
  Infosys Technologies Ltd. ADR                                            12,200                  846
  Juniper Networks, Inc.                                                (a)19,900                  541
  Microsoft Corp.                                                         232,466                6,209
  Symantec Corp.                                                        (a)20,100                  518
------------------------------------------------------------------------------------------------------
                                                                                                10,679
======================================================================================================
COMPUTER TECHNOLOGY (3.5%)
  Dell, Inc.                                                           (a)123,760                5,215
  Seagate Technology, Inc.                                           (a)(b)27,600                  @--
  Shanda Interactive Entertainment Ltd. ADR                             (a)15,100                  642
------------------------------------------------------------------------------------------------------
                                                                                                 5,857
======================================================================================================
CONSUMER ELECTRONICS (5.5%)
  Electronic Arts, Inc.                                                 (a)68,400                4,219
  Yahoo!, Inc.                                                         (a)135,650                5,111
------------------------------------------------------------------------------------------------------
                                                                                                 9,330
======================================================================================================
CONSUMER PRODUCTS (1.0%)
  Gillette Co.                                                             37,400                1,675
------------------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING: PAPER & PLASTIC (0.3%)
  Sealed Air Corp.                                                      (a)11,100                  591
------------------------------------------------------------------------------------------------------
DRUGS & PHARMACEUTICALS (5.8%)
  Genzyme Corp.                                                         (a)14,700                  854
  Gilead Sciences, Inc.                                                 (a)53,982                1,889
  Johnson & Johnson                                                        83,775   $            5,313
  Novartis AG ADR                                                          33,900                1,713
------------------------------------------------------------------------------------------------------
                                                                                                 9,769
======================================================================================================
EDUCATION SERVICES (2.2%)
  Apollo Group, Inc., Class A                                           (a)45,900                3,705
------------------------------------------------------------------------------------------------------
ELECTRONICS: INSTRUMENTS GAUGES & METERS (0.8%)
  Fisher Scientific International, Inc.                                 (a)21,800                1,360
------------------------------------------------------------------------------------------------------
ELECTRONICS: MEDICAL SYSTEMS (1.3%)
  Medtronic, Inc.                                                          44,073                2,189
------------------------------------------------------------------------------------------------------
ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS (2.1%)
  Intel Corp.                                                              34,281                  802
  Linear Technology Corp.                                                  21,465                  832
  Marvell Technology Group Ltd.                                         (a)56,070                1,989
------------------------------------------------------------------------------------------------------
                                                                                                 3,623
======================================================================================================
ENERGY EQUIPMENT (1.0%)
  Halliburton Co.                                                          20,000                  785
  Schlumberger Ltd.                                                        12,400                  830
------------------------------------------------------------------------------------------------------
                                                                                                 1,615
======================================================================================================
ENERGY MISCELLANEOUS (2.3%)
  EnCana Corp.                                                             15,400                  879
  Ultra Petroleum Corp.                                                 (a)63,955                3,078
------------------------------------------------------------------------------------------------------
                                                                                                 3,957
======================================================================================================
FINANCIAL DATA PROCESSING SERVICES & SYSTEMS (1.9%)
  First Data Corp.                                                         37,700                1,604
  Paychex, Inc.                                                            49,770                1,696
------------------------------------------------------------------------------------------------------
                                                                                                 3,300
======================================================================================================
FINANCIAL MISCELLANEOUS (4.2%)
  American Express Co.                                                     24,885                1,403
  Berkshire Hathaway, Inc., Class B                                        (a)859                2,522
  Moody's Corp.                                                            21,500                1,867
  SLM Corp.                                                                25,800                1,377
------------------------------------------------------------------------------------------------------
                                                                                                 7,169
======================================================================================================
FOODS (1.5%)
  WM Wrigley Jr Co.                                                        35,900                2,484
------------------------------------------------------------------------------------------------------
HEALTH CARE MANAGEMENT SERVICES (0.5%)
  Patterson Cos., Inc.                                                  (a)21,100                  915
------------------------------------------------------------------------------------------------------
HEALTH CARE SERVICES (2.6%)
  UnitedHealth Group, Inc.                                                 50,025                4,404
------------------------------------------------------------------------------------------------------
INVESTMENT MANAGEMENT COMPANIES (2.0%)
  Citigroup, Inc.                                                          17,172                  827
  Franklin Resources, Inc.                                                 37,400                2,605
------------------------------------------------------------------------------------------------------
                                                                                                 3,432
======================================================================================================
LEISURE TIME (3.5%)
  Carnival Corp.                                                          103,750                5,979
------------------------------------------------------------------------------------------------------
MANUFACTURING (1.0%)
  Tyco International Ltd.                                                  46,975                1,679
------------------------------------------------------------------------------------------------------
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES (2.2%)
  Kinetic Concepts, Inc.                                                (a)17,415                1,329
  Zimmer Holdings, Inc.                                                 (a)30,400                2,435
------------------------------------------------------------------------------------------------------
                                                                                                 3,764
======================================================================================================
MISCELLANEOUS (0.8%)
  Monsanto Co.                                                             23,100                1,283
------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Portfolio of Investments (cont'd)

EQUITY GROWTH PORTFOLIO

                                                                                                 VALUE
                                                                           SHARES                (000)
------------------------------------------------------------------------------------------------------
MISCELLANEOUS MATERIALS & PROCESSING (3.2%)
  Newmont Mining Corp.                                                    121,500   $            5,396
------------------------------------------------------------------------------------------------------
MISCELLANEOUS HEALTH CARE (3.1%)
  Alcon, Inc.                                                              43,400                3,498
  Caremark Rx, Inc.                                                     (a)45,165                1,781
------------------------------------------------------------------------------------------------------
                                                                                                 5,279
======================================================================================================
MULTI-SECTOR COMPANIES (0.8%)
  3M Co.                                                                   15,830                1,299
------------------------------------------------------------------------------------------------------
OIL: INTEGRATED DOMESTIC (1.4%)
  Suncor Energy, Inc.                                                      64,600                2,287
------------------------------------------------------------------------------------------------------
RADIO & TV BROADCASTERS (1.0%)
  Univision Communications, Inc., Class A                               (a)56,360                1,650
------------------------------------------------------------------------------------------------------
RESTAURANTS (0.5%)
  Starbucks Corp.                                                       (a)13,600                  848
------------------------------------------------------------------------------------------------------
RETAIL (8.0%)
  Amazon.Com, Inc.                                                      (a)20,100                  890
  Chico's FAS, Inc.                                                     (a)20,474                  932
  Costco Wholesale Corp.                                                   17,400                  842
  Home Depot, Inc.                                                         57,800                2,471
  Kmart Holding Corp.                                                   (a)17,100                1,692
  Petsmart, Inc.                                                           46,955                1,668
  Wal-Mart Stores, Inc.                                                    95,545                5,047
------------------------------------------------------------------------------------------------------
                                                                                                13,542
======================================================================================================
SECURITIES BROKERAGE & SERVICES (0.5%)
  Ameritrade Holding Corp.                                              (a)61,300                  872
------------------------------------------------------------------------------------------------------
SERVICES: COMMERCIAL (6.6%)
  Brascan Corp., Class A                                                   70,300                2,532
  ChoicePoint, Inc.                                                     (a)17,500                  805
  Corporate Executive Board Co.                                            18,500                1,238
  eBay, Inc.                                                            (a)56,950                6,622
------------------------------------------------------------------------------------------------------
                                                                                                11,197
======================================================================================================
SOAPS & HOUSEHOLD CHEMICALS (0.7%)
  Procter & Gamble Co.                                                     22,486                1,238
------------------------------------------------------------------------------------------------------
TEXTILE APPAREL MANUFACTURERS (0.8%)
  Coach, Inc.                                                           (a)23,335                1,316
------------------------------------------------------------------------------------------------------
TOBACCO (0.5%)
  Altria Group, Inc.                                                       14,300                  874
------------------------------------------------------------------------------------------------------
TRANSPORTATION MISCELLANEOUS (0.8%)
  C.H. Robinson Worldwide, Inc.                                            24,615                1,367
------------------------------------------------------------------------------------------------------
UTILITIES: GAS PIPELINES (1.0%)
  Questar Corp.                                                            33,900                1,727
------------------------------------------------------------------------------------------------------
UTILITIES: TELECOMMUNICATIONS (1.6%)
  Nextel Communications, Inc., Class A                                  (a)59,300                1,779
  NTL, Inc.                                                             (a)11,800                  861
------------------------------------------------------------------------------------------------------
                                                                                                 2,640
======================================================================================================
  TOTAL COMMON STOCKS (COST $150,947)                                                          169,041
======================================================================================================

                                                                             FACE
                                                                           AMOUNT                VALUE
                                                                            (000)                (000)
------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (0.9%)
REPURCHASE AGREEMENT (0.9%)
  J.P. Morgan Securities, Inc., 2.00%,
    dated 12/31/04, due 1/3/05,
    repurchase price $1,545
    (COST $1,545)                                              $         (c)1,545   $            1,545
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.8%) (COST $152,492)                                                     170,586
======================================================================================================
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.8%)                                                   (1,428)
======================================================================================================
NET ASSETS (100%)                                                                   $          169,158
======================================================================================================

(a)  Non-income producing security.
(b) Security was valued at fair value -- At December 31, 2004, the Portfolio held fair valued securities, each valued at less than $500, representing less than 0.05% of net assets.
(c) Represents the Portfolio's undivided interest in a joint repurchase agreement which has a total value of $1,018,656,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this portfolio of investments as follows: Federal Farm Credit Bank, 0.00% to 6.75%, due 2/28/05 to 8/15/13; Federal Home Loan Bank, 1.10%
     to 6.875%, due 4/15/05 to 10/28/24; Federal Home Loan Mortgage Corp., 2.00% to 6.51%, due 6/15/15 to 3/15/19; Federal National Mortgage Association, 1.75% to 8.20%, due 2/24/05 to 5/24/19; and Financial Assist Corp., 8.80%,
     due 6/10/05. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.
@    Value is less than $500.
ADR  American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

EQUITY GROWTH PORTFOLIO

Statement of Assets and Liabilities

                                                                                   DECEMBER 31, 2004
                                                                                               (000)
----------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at Value (Cost $152,492)                                            $         170,586
  Cash                                                                                             1
  Receivable for Investments Sold                                                              1,731
  Dividends Receivable                                                                            67
  Receivable for Portfolio Shares Sold                                                            19
  Other Assets                                                                                     5
----------------------------------------------------------------------------------------------------
    Total Assets                                                                             172,409
----------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for Investments Purchased                                                           (1,862)
  Payable for Portfolio Shares Redeemed                                                       (1,090)
  Investment Advisory Fees Payable                                                              (220)
  Administration Fees Payable                                                                    (39)
  Custodian Fees Payable                                                                          (6)
  Distribution Fees -- Class II Shares                                                            (4)
  Directors' Fees and Expenses Payable                                                            (3)
  Other Liabilities                                                                              (27)
----------------------------------------------------------------------------------------------------
    Total Liabilities                                                                         (3,251)
----------------------------------------------------------------------------------------------------
NET ASSETS                                                                         $         169,158
----------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
  Paid-in Capital                                                                  $         206,141
  Undistributed (Distributions in Excess of) Net Investment Income                               740
  Accumulated Net Realized Gain (Loss)                                                       (55,817)
  Unrealized Appreciation (Depreciation) on:
    Investments                                                                               18,094
----------------------------------------------------------------------------------------------------
NET ASSETS                                                                         $         169,158
====================================================================================================
CLASS I:
NET ASSETS                                                                         $         150,361
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE Applicable
      to 10,937,049 Outstanding $0.001 Par Value Shares (Authorized
      500,000,000 Shares)                                                          $           13.75
====================================================================================================
CLASS II:
NET ASSETS                                                                         $          18,797
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE Applicable
      to 1,373,887 Outstanding $0.001 Par Value Shares (Authorized
      500,000,000 Shares)                                                          $           13.68
====================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

EQUITY GROWTH PORTFOLIO

Statement of Operations

                                                                                          YEAR ENDED
                                                                                   DECEMBER 31, 2004
                                                                                               (000)
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (Net of $2 Foreign Tax Withheld)                                       $           1,967
  Interest                                                                                        31
----------------------------------------------------------------------------------------------------
    Total Investment Income                                                                    1,998
----------------------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees (Note B)                                                              774
  Administration Fees (Note C)                                                                   369
  Professional Fees                                                                               43
  Distribution Fees -- Class II Shares (Note D)                                                   43
  Custodian Fees (Note E)                                                                         41
  Shareholder Reporting Fees                                                                      38
  Directors' Fees and Expenses                                                                     2
  Other                                                                                           10
----------------------------------------------------------------------------------------------------
    Total Expenses                                                                             1,320
----------------------------------------------------------------------------------------------------
  Investment Advisory Fees Waived (Note B)                                                       (58)
  Distribution Fees -- Class II Shares Waived (Note D)                                           (12)
----------------------------------------------------------------------------------------------------
    Net Expenses                                                                               1,250
----------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                                     748
----------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
  Investments Sold                                                                             7,181
----------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
  Investments                                                                                  4,212
----------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)               11,393
----------------------------------------------------------------------------------------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                $          12,141
====================================================================================================

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

EQUITY GROWTH PORTFOLIO

Statement of Changes in Net Assets

                                                                                           YEAR ENDED            YEAR ENDED
                                                                                    DECEMBER 31, 2004     DECEMBER 31, 2003
                                                                                                (000)                 (000)
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                                     $              748    $              265
  Net Realized Gain (Loss)                                                                      7,181                 3,204
  Net Change in Unrealized Appreciation (Depreciation)                                          4,212                17,565
---------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Operations                            12,141                21,034
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Class I:
  Net Investment Income                                                                          (254)                   --
  Class II*:
  Net Investment Income                                                                           (14)                   --
---------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                                          (268)                   --
---------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  Class I:
  Subscriptions                                                                                32,610                27,302
  Issued on Portfolio Merger+                                                                  37,265                    --
  Distributions Reinvested                                                                        254                    --
  Redemptions                                                                                 (33,034)              (29,580)
  Class II*:
  Subscriptions                                                                                12,189                 7,279
  Distributions Reinvested                                                                         14                    --
  Redemptions                                                                                  (2,148)                 (329)
---------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting
      from Capital Share Transactions                                                          47,150                 4,672
---------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                                      59,023                25,706
NET ASSETS:
  Beginning of Period                                                                         110,135                84,429
---------------------------------------------------------------------------------------------------------------------------
  End of Period (Including Undistributed (Distributions in Excess of)
    Net Investment Income of $740 and $258, respectively)                          $          169,158    $          110,135
===========================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    Class I:
    Shares Subscribed                                                                           2,518                 2,327
    Shares Issued on Portfolio Merger+                                                          2,943                    --
    Shares Issued on Distributions Reinvested                                                      20                    --
    Shares Redeemed                                                                            (2,577)               (2,547)
---------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class I Shares Outstanding                                       2,904                  (220)
===========================================================================================================================
    Class II*:
    Shares Subscribed                                                                             957                   614
    Shares Issued on Distributions Reinvested                                                       1                    --
    Shares Redeemed                                                                              (169)                  (29)
---------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class II Shares Outstanding                                        789                   585
===========================================================================================================================

*  Class II shares initial offering was on May 5, 2003.

+ Effective April 30, 2004, LSA Equity Growth, LSA Capital Growth, and LSA Blue Chip Funds merged into Equity Growth Portfolio.

    The accompanying notes are an integral part of the financial statements.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Financial Highlights

EQUITY GROWTH PORTFOLIO

                                                                             CLASS I
                                            --------------------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                            --------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS             2004            2003           2002            2001            2000
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $     12.78     $     10.23    $     14.20     $     16.76     $     20.31
----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                     0.07#           0.03#          0.02#          (0.00)+         (0.02)
  Net Realized and Unrealized Gain (Loss)          0.92            2.52          (3.97)          (2.54)          (2.28)
----------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations               0.99            2.55          (3.95)          (2.54)          (2.30)
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                           (0.02)             --          (0.02)             --              --
  Net Realized Gain                                  --              --             --           (0.02)          (1.25)
----------------------------------------------------------------------------------------------------------------------
    Total Distributions                           (0.02)             --          (0.02)          (0.02)          (1.25)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $     13.75     $     12.78    $     10.23     $     14.20     $     16.76
======================================================================================================================
TOTAL RETURN @@                                    7.77%          24.93%^       (27.81)%        (15.17)%        (11.75)%
======================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)           $   150,361     $   102,680    $    84,429     $   128,775     $   174,430
Ratio of Expenses to Average Net Assets            0.85%           0.85%          0.85%           0.85%           0.85%
Ratio of Net Investment Income (Loss) to
  Average Net Assets                               0.53%           0.29%          0.18%          (0.01)%         (0.10)%
Portfolio Turnover Rate                             177%            132%           142%             96%             70%
----------------------------------------------------------------------------------------------------------------------
Ratios Before Expenses Waived and/or
  Reimbursed by Adviser:
    Expenses to Average Net Assets                 0.89%           0.94%          0.95%           0.91%           0.92%
    Net Investment Income (Loss) to
      Average Net Assets                           0.49%           0.20%          0.08%          (0.07)%         (0.17)%
----------------------------------------------------------------------------------------------------------------------

                                                                                                     CLASS II
                                                                                          -----------------------------
                                                                                                 YEAR       PERIOD FROM
                                                                                                ENDED   MAY 5, 2003* TO
                                                                                             DECEMBER      DECEMBER 31,
SELECTED PER SHARE DATA AND RATIOS                                                           31, 2004              2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                      $     12.75   $         10.92
-----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                                                   0.05#            (0.00)+#
  Net Realized and Unrealized Gain (Loss)                                                        0.90              1.83
-----------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                                             0.95              1.83
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                                         (0.02)               --
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                            $     13.68   $         12.75
=======================================================================================================================
TOTAL RETURN @@                                                                                  7.43%            16.76%++^
=======================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                                                         $    18,797   $         7,455
Ratio of Expenses to Average Net Assets                                                          1.10%             1.10%**
Ratio of Net Investment Income (Loss) to Average Net Assets                                      0.39%             0.04%**
Portfolio Turnover Rate                                                                           177%              132%
-----------------------------------------------------------------------------------------------------------------------
Ratios Before Expenses Waived and/or Reimbursed by Adviser and/or Distributor:
    Expenses to Average Net Assets                                                               1.24%             1.29%**
    Net Investment Income (Loss) to Average Net Assets                                           0.26%            (0.15)%**
-----------------------------------------------------------------------------------------------------------------------

*    Commenced offering
**   Annualized
#    Per share amount is based on average shares outstanding.
+    Amount is less than $0.005 per share.
++   Not annualized
@@ Performance shown does not reflect fees and expenses imposed by your insurance company's separate account.
     If performance information included the effect of these additional charges, the total return would be lower.
^ The total return was positively impacted by approximately 0.26% due to the receipt of proceeds from the settlement of class action suits involving, primarily, one of the Portfolio's holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return would be approximately 24.67% and 16.50%, for Class I and Class II, respectively.

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of sixteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Equity Growth Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets. The Portfolio offers two classes of shares -- Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

On April 30, 2004, the net assets of the LSA Equity Growth, LSA Capital Growth and LSA Blue Chip Funds of the LSA Variable Series Trust were merged into the Equity Growth Portfolio's Class I shares, through a tax-free exchange. In exchange for $16,859,000, $7,530,000 and $12,876,000 in net assets received from LSA Equity Growth, LSA Capital Growth and LSA Blue Chip Funds, respectively, 1,331,700, 594,763 and 1,017,033 Class I shares of the Equity Growth Portfolio were issued, respectively. Included in the net assets listed above for the LSA Equity Growth, LSA Capital Growth and LSA Blue Chip Funds, was $252,000, $101,000 and $763,000 in unrealized appreciation, respectively. Prior to the combination, the net assets of the Equity Growth Portfolio totaled $103,866,000. Immediately after the combination, the net assets of the Equity Growth Portfolio totaled $141,131,000.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

   All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

2. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

3. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Notes to Financial Statements (cont'd)

   informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. INVESTMENT ADVISORY FEES: Morgan Stanley Investment Management Inc. (the "Adviser" or "MS Investment Management"), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets. Effective November 1, 2004, the Board of Directors of the Fund approved amending and restating the investment advisory agreement with MS Investment Management to reduce the fee, paid quarterly, to the annual rate based on daily net assets as follows:

                             FROM $1       FROM $2
              FIRST $1    BILLION TO    BILLION TO     MORE THAN
               BILLION    $2 BILLION    $3 BILLION    $3 BILLION
            ----------------------------------------------------
                  0.50%         0.45%         0.40%         0.35%

Prior to November 1, 2004, the annual rate was 0.55% of the portion of the daily net assets not exceeding $500 million, 0.50% of the portion of the daily net assets between $500 million and $1 billion; and 0.45% of the portion of daily net assets in excess of $1 billion.

MS Investment Management has agreed to waive fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 0.85% for Class I shares and 1.10% for Class II shares. For the year ended December 31, 2004, this waiver amounted to $58,000.

C. ADMINISTRATION FEES: MS Investment Management (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. ("JPMIS"), a corporate affiliate of JPMorgan Chase Bank, JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund.

D. DISTRIBUTION FEES: Morgan Stanley & Co., Incorporated (the "Distributor"), a wholly-owned subsidiary of Morgan Stanley, serves as the distributor of the Fund and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at a rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has voluntarily agreed to waive 0.10% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2004, this waiver amounted to $12,000.

E. CUSTODIAN FEES: JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Investment Company Act of 1940.

F. CONTRACTUAL OBLIGATIONS: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

G. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Distributions from the Portfolio are recorded on the ex-dividend date.

Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2003 was as follows:

            2004 DISTRIBUTIONS          2003 DISTRIBUTIONS
                PAID FROM:                  PAID FROM:
         ------------------------    ------------------------
         ORDINARY       LONG-TERM    ORDINARY       LONG-TERM
           INCOME    CAPITAL GAIN      INCOME    CAPITAL GAIN
            (000)           (000)       (000)           (000)
         ----------------------------------------------------
          $   268          $   --      $   --          $   --

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. The

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Notes to Financial Statements (cont'd)

book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent book and tax basis differences may result in reclassifications among undistributed (distributions in excess of) net investment income (or accumulated net investment loss), accumulated net realized gain (loss) and paid-in capital. These differences were primarily due to differing treatments for acquired capital loss carryforwards.

At December 31, 2004, the Portfolio had distributable earnings on a tax basis as follows:

                    UNDISTRIBUTED   UNDISTRIBUTED
                         ORDINARY       LONG-TERM
                           INCOME    CAPITAL GAIN
                            (000)           (000)
                    -----------------------------
                         $    743         $    --

At December 31, 2004, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                            NET
                                                   APPRECIATION
          COST    APPRECIATION    DEPRECIATION   (DEPRECIATION)
         (000)           (000)           (000)            (000)
  -------------------------------------------------------------
  $    154,755     $    16,902     $    (1,071)     $    15,831

At December 31, 2004, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $51,278,000, of which, $17,269,000 will expire on December 31, 2009, $27,091,000 will expire on December 31, 2010 and $6,918,000 will expire on December 31, 2011.

Additionally, approximately $2,277,000 of capital loss carry-forward has been brought forward as a result of the Portfolio's merger with the LSA Equity Growth, LSA Capital Growth and LSA Blue Chip Funds. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards may apply. This acquired capital loss carryforward is expected to expire between 2009-2010.

During the year ended December 31, 2004, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $4,140,000.

Additionally, approximately $994,000 of capital losses acquired from the LSA Equity Growth, LSA Capital Growth and LSA Blue Chip Funds were utilized for federal tax purposes during the year ended December 31, 2004.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

H. OTHER: For the year ended December 31, 2004, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $299,205,000 and $251,470,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2004.

During the year ended December 31, 2004, the Portfolio incurred $1,566 of brokerage commissions to Morgan Stanley & Co. Incorporated an affiliated broker dealer.

At December 31, 2004, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 66.7% and 88.8%, for Class I and Class II shares, respectively.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Report of Independent Registered Public Accounting Firm

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
THE UNIVERSAL INSTITUTIONAL FUNDS, INC. -
EQUITY GROWTH PORTFOLIO

We have audited the accompanying statement of assets and liabilities of the Equity Growth Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio"), including the portfolio of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Equity Growth Portfolio of The Universal Institutional Funds, Inc. at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP


Boston, Massachusetts
February 11, 2005

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Federal Tax Information (unaudited)

For the year ended December 31, 2004, the percentage of dividends that qualify for the 70% dividend received deduction for corporate shareholders of the Portfolio was 100.0%.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Director and Officer Information (unaudited)

Independent Directors:

                                                                                      NUMBER OF
                                          TERM OF                                     PORTFOLIOS IN
                                          OFFICE AND                                  FUND
                             POSITION(S)  LENGTH OF                                   COMPLEX
NAME, AGE AND ADDRESS OF     HELD WITH    TIME        PRINCIPAL OCCUPATION(S) DURING  OVERSEEN BY    OTHER DIRECTORSHIPS
DIRECTOR                     REGISTRANT   SERVED*     PAST 5 YEARS                    DIRECTOR**     HELD BY DIRECTOR
---------------------------  -----------  ----------  ------------------------------  -------------  ----------------------------
Michael Bozic (63)           Director     Director    Private Investor; Director or   197            None.
c/o Kramer Levin Naftalis &               since July  Trustee of the Retail Funds
Frankel LLP                               2003        (since April 1994) and the
Counsel to the Independent                            Institutional Funds (since
Directors                                             July 2003); formerly Vice
919 Third Avenue                                      Chairman of Kmart Corporation
New York, NY 10022-3902                               (December 1998-October 2000),
                                                      Chairman and Chief Executive
                                                      Officer of Levitz Furniture
                                                      Corporation (November
                                                      1995-November 1998) and
                                                      President and Chief Executive
                                                      Officer of Hills Department
                                                      Stores (May 1991-July 1995);
                                                      formerly variously Chairman,
                                                      Chief Executive Officer,
                                                      President and Chief Operating
                                                      Officer (1987-1991) of the
                                                      Sears Merchandise Group of
                                                      Sears Roebuck & Co.

Edwin J. Garn (72)           Director     Director    Director or Trustee of the      197            Director of Franklin Covey
1031 N. Chartwell Court                   since July  Retail Funds (since January                    (time management systems),
Salt Lake City, UT 84103                  2003        1993) and the Institutional                    BMW Bank of North America,
                                                      Funds (since July 2003);                       Inc. (industrial loan
                                                      member of the Utah Regional                    corporation), United Space
                                                      Advisory Board of Pacific                      Alliance (joint venture
                                                      Corp.; formerly Managing                       between Lockheed Martin and
                                                      Director of Summit Ventures                    The Boeing Company) and
                                                      LLC (2000-2004); United States                 Nuskin Asia Pacific
                                                      Senator (R- Utah) (1974-1992)                  (multilevel marketing);
                                                      and Chairman, Senate Banking                   member of the board of
                                                      Committee (1980-1986), Mayor                   various civic and charitable
                                                      of Salt Lake City, Utah                        organizations.
                                                      (1971-1974), Astronaut, Space
                                                      Shuttle Discovery (April
                                                      12-19, 1985), and Vice
                                                      Chairman, Huntsman Corporation
                                                      (chemical company).

Wayne E. Hedien (70)         Director     Director    Retired; Director or Trustee    197            Director of the PMI Group
c/o Kramer Levin Naftalis &               since July  of the Retail Funds (since                     Inc. (private mortgage
Frankel LLP                               2003        September 1997) and the                        insurance); Trustee and Vice
Counsel to the                                        Institutional Funds (since                     Chairman of The Field Museum
Independent Directors                                 July 2003); formerly                           of Natural History; director
919 Third Avenue                                      associated with the Allstate                   of various other business
New York, NY 10022-3902                               Companies (1966-1994), most                    and charitable
                                                      recently as Chairman of The                    organizations.
                                                      Allstate Corporation (March
                                                      1993-December 1994) and
                                                      Chairman and Chief Executive
                                                      Officer of its wholly-owned
                                                      subsidiary, Allstate Insurance
                                                      Company (July 1989-December
                                                      1994).

Dr. Manuel H. Johnson (55)    Director    Director    Senior Partner, Johnson Smick   197            Director of NVR, Inc. (home
c/o Johnson Smick                         since July  International, Inc., a                         construction); Director of
International, Inc.                       2003        consulting firm; Chairman of                   KFX Energy; Director of RBS
2099 Pennsylvania Avenue,                             the Audit Committee and                        Greenwich Capital Holdings
NW Suite 950                                          Director or Trustee of the                     (financial holdings
Washington, D.C. 20006                                Retail Funds (since July 1991)                 company).
                                                      and the Institutional Funds
                                                      (since July 2003); Co-Chairman
                                                      and a founder of the Group of
                                                      Seven Council (G7C), an
                                                      international economic
                                                      commission; formerly Vice
                                                      Chairman of the Board of
                                                      Governors of the Federal
                                                      Reserve System and Assistant
                                                      Secretary of the U.S.
                                                      Treasury.

Joseph J. Kearns (62)        Director     Director    President, Kearns & Associates  198            Director of Electro Rent
c/o Kearns & Associates                   since       LLC (investment consulting);                   Corporation (equipment
LLC                                       August      Deputy Chairman of the Audit                   leasing), The Ford Family
PMB754                                    1994        Committee and Director or                      Foundation and the UCLA
23852 Pacific Coast                                   Trustee of the Retail Funds                    Foundation.
Highway                                               (since July 2003) and the
Malibu, CA 90265                                      Institutional Funds (since
                                                      August 1994); previously
                                                      Chairman of the Audit
                                                      Committee of the Institutional
                                                      Funds (October 2001-July
                                                      2003); formerly CFO of the
                                                      J. Paul Getty Trust.

Michael Nugent (68)          Director     Director    General Partner of Triumph      197            Director of various business
c/o Triumph Capital, L.P.                 since July  Capital, L.P., a private                       organizations.
445 Park Avenue, 10th Floor               2001        investment partnership;
New York, NY 10022                                    Chairman of the Insurance
                                                      Committee and Director or
                                                      Trustee of the Retail Funds
                                                      (since July 1991) and the
                                                      Institutional Funds (since
                                                      July 2001); formerly Vice
                                                      President, Bankers Trust
                                                      Company and BT Capital
                                                      Corporation (1984-1988).

Fergus Reid (72)             Director     Director    Chairman of Lumelite Plastics   198            Trustee and Director of
c/o Lumelite Plastics                     since June  Corporation; Chairman of the                   certain investment companies
Corporation                               1992        Governance Committee and                       in the J.P. Morgan Funds
85 Charles Coleman Blvd.                              Director or Trustee of the                     complex managed by J.P.
Pawling, NY 12564                                     Retail Funds (since July 2003)                 Morgan Investment Management
                                                      and the Institutional Funds                    Inc.
                                                      (since June 1992).

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Director and Officer Information (cont'd)

Interested Directors:

                                                                                      NUMBER OF
                                          TERM OF                                     PORTFOLIOS IN
                                          OFFICE AND                                  FUND
                             POSITION(S)  LENGTH OF                                   COMPLEX
NAME, AGE AND ADDRESS OF     HELD WITH    TIME        PRINCIPAL OCCUPATION(S) DURING  OVERSEEN BY    OTHER DIRECTORSHIPS
DIRECTOR                     REGISTRANT   SERVED*     PAST 5 YEARS                    DIRECTOR**     HELD BY DIRECTOR
---------------------------  -----------  ----------  ------------------------------  -------------  ----------------------------
Charles A. Fiumefreddo (71)  Chairman     Chairman    Chairman and Director or        197            None.
c/o Morgan Stanley Trust     and          of the      Trustee of the Retail Funds
Harborside Financial Center  Director of  Board and   (since July 1991) and the
Plaza Two 3rd Floor          the Board    Director    Institutional Funds (since
Jersey City, NJ 07311                     since July  July 2003); formerly Chief
                                          2003        Executive Officer of the
                                                      Retail Funds (until September
                                                      2002).

James F. Higgins (56)        Director     Director    Director or Trustee of the      197            Director of AXA Financial,
c/o Morgan Stanley Trust                  since July  Retail Funds (since June 2000)                 Inc. and The Equitable Life
Harborside Financial Center               2003        and the Institutional Funds                    Assurance Society of the
Plaza Two 2nd Floor                                   (since July 2003); Senior                      United States (financial
Jersey City, NJ 07311                                 Advisor of Morgan Stanley                      services).
                                                      (since August 2000); Director
                                                      of Morgan Stanley Distributors
                                                      Inc. and Dean Witter Realty
                                                      Inc.; previously President and
                                                      Chief Operating Officer of the
                                                      Private Client Group of Morgan
                                                      Stanley (May 1999-August
                                                      2000), and President and Chief
                                                      Operating Officer of
                                                      Individual Securities of
                                                      Morgan Stanley (February
                                                      1997-May 1999).

* Each Director serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. and any funds that have an investment adviser that is an affiliated entity of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

Additional information about the Fund's Directors can be found in the Fund's Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Fund at 1(800) 281-2715. You may also retrieve this information on-line at the Securities and Exchange Commission's web site at "http://www.sec.gov". To aid you in obtaining this information on-line, the Fund's Central Index Key (CIK) number is 1011378 and the SAI is found within form type 485BPOS.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004


Director and Officer Information (cont'd)

Officers:

                                            POSITION(S)   TERM OF OFFICE
                                            HELD WITH     AND LENGTH OF
NAME, AGE AND ADDRESS OF EXECUTIVE OFFICER  REGISTRANT    TIME SERVED*     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------  ------------  ---------------  ------------------------------------------------------
Mitchell M. Merin (51)                      President     President since  President and Chief Operating Officer of Morgan
Morgan Stanley Investment Management Inc.                 July 2003        Stanley Investment Management Inc.; President,
1221 Avenue of the Americas 33rd Floor                                     Director and Chief Executive Officer of Morgan Stanley
New York, NY 10020                                                         Investment Advisors Inc. and Morgan Stanley Services
                                                                           Company Inc.; Chairman and Director of Morgan Stanley
                                                                           Distributors Inc.; Chairman and Director of Morgan
                                                                           Stanley Trust; Director of various Morgan Stanley
                                                                           subsidiaries; President of the Institutional Funds
                                                                           (since July 2003) and President of the Retail Funds
                                                                           (since May 1999); Director (since July 2003) and
                                                                           President (since December 2002) of the Van Kampen
                                                                           Closed-End Funds; Trustee (since May 1999) and
                                                                           President (since October 2002) of the Van Kampen
                                                                           Open-End Funds.

Ronald E. Robison (65)                      Executive     Executive Vice   Principal Executive Officer of Funds in the Fund
Morgan Stanley Investment Management Inc.   Vice          President and    complex since May 2003; Managing Director of Morgan
1221 Avenue of the Americas 34th Floor      President     Principal        Stanley & Co. Incorporated, Managing Director of
New York, NY 10020                          and           Executive        Morgan Stanley; Managing Director, Chief
                                            Principal     Officer since    Administrative Officer and Director of Morgan Stanley
                                            Executive     July 2003        Investment Advisors Inc. and Morgan Stanley Services
                                            Officer                        Company Inc.; Chief Executive Officer and Director of
                                                                           Morgan Stanley Trust; Managing Director and Director
                                                                           of Morgan Stanley Distributors Inc.; Executive Vice
                                                                           President and Principal Executive Officer of the
                                                                           Retail Funds (since April 2003) and the Institutional
                                                                           Funds (since July 2003); previously President and
                                                                           Director of the Retail Funds (March 2001 - July 2003)
                                                                           and Chief Global Operations Officer and Managing
                                                                           Director of Morgan Stanley Investment Management Inc.

Joseph J. McAlinden (61)                    Vice          Vice President   Managing Director and Chief Investment Officer of
Morgan Stanley Investment Management Inc.   President     since July       Morgan Stanley Investment Advisors Inc. and Morgan
1221 Avenue of the Americas 33rd Floor                    2003             Stanley Investment Management Inc.; Director of Morgan
New York, NY 10020                                                         Stanley Trust; Chief Investment Officer of the Van
                                                                           Kampen Funds; Vice President of the Institutional
                                                                           Funds (since July 2003) and the Retail Funds (since
                                                                           July 1995).

Barry Fink (49)                             Vice          Vice President   General Counsel (since May 2000) and Managing Director
Morgan Stanley Investment Management Inc.   President     since July       (since December 2000) of Morgan Stanley Investment
1221 Avenue of the Americas 22nd Floor                    2003             Management; Managing Director (since December 2000),
New York, NY 10020                                                         Secretary (since February 1997) and Director (since
                                                                           July 1998) of Morgan Stanley Investment Advisors Inc.
                                                                           and Morgan Stanley Services Company Inc.; Vice
                                                                           President of the Retail Funds; Assistant Secretary of
                                                                           Morgan Stanley DW Inc.; Vice President of the
                                                                           Institutional Funds (since July 2003); Managing
                                                                           Director, Secretary and Director of Morgan Stanley
                                                                           Distributors Inc.; previously Secretary of the Retail
                                                                           Funds and General Counsel (February 1997- April 2004)
                                                                           of the Retail Funds Vice President and Assistant
                                                                           General Counsel of Morgan Stanley Investment Advisors
                                                                           Inc. and Morgan Stanley Services Company Inc.
                                                                           (February 1997- December 2001).

Amy R. Doberman (42)                        Vice          Vice President   Managing Director and General Counsel, U.S. Investment
Morgan Stanley Investment Management Inc.   President     since July       Management; Managing Director of the Investment
1221 Avenue of the Americas 22nd Floor                    2004             Manager and Morgan Stanley Investment Advisor Inc.;
New York, NY 10020                                                         Vice President of the Institutional and Retail Funds
                                                                           (since July 2004); Vice President of the Van Kampen
                                                                           Funds (since August 2004) previously, Managing
                                                                           Director and General Counsel - Americas, UBS Global
                                                                           Asset Management (July 2000-July 2004) and General
                                                                           Counsel, Aeltus Investment Management, Inc. (January
                                                                           1997-July 2000).

Carsten Otto (41)                           Chief         Chief            Executive Director and U.S. Director of Compliance for
Morgan Stanley Investment Management Inc.   Compliance    Compliance       Morgan Stanley Investment Management (since October
1221 Avenue of the Americas 22nd Floor      Officer       Officer since    2004); Executive Director of Morgan Stanley Investment
New York, NY 10020                                        2004             Advisors Inc. and Morgan Stanley Investment Management
                                                                           Inc.; formerly Assistant Secretary and Assistant
                                                                           General Counsel of the Morgan Stanley Retail Funds.

Stefanie V. Chang (38)                      Vice          Vice President   Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.   President     since            Incorporated, Morgan Stanley Investment Management
1221 Avenue of the Americas 22nd Floor                    December         Inc. and Morgan Stanley Investment Advisors Inc.; Vice
New York, NY 10020                                        1997             President of the Institutional Funds and the Retail
                                                                           Funds; formerly practiced law with the New York law
                                                                           firm of Rogers & Wells (now Clifford Chance US LLP).

James W. Garrett (35)                       Treasurer     Treasurer since  Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.   and Chief     February 2002    Incorporated, Morgan Stanley Investment Management
1221 Avenue of the Americas 34th Floor      Financial     CFO since July   Inc.; Treasurer and Chief Financial Officer of the
New York, NY 10020                          Officer       2003             Institutional Funds; Previously with PriceWaterhouse
                                                                           LLP (now PriceWaterhouseCoopers LLP).

Michael J. Leary (38)                       Assistant     Assistant        Assistant Director and Vice President of Fund
J.P. Morgan Investor Services Co.           Treasurer     Treasurer since  Administration, JPMorgan Investor Services Co.
73 Tremont Street                                         March 2003       (formerly Chase Global Funds Services Company);
Boston, MA 02108                                                           formerly Audit Manager at Ernst & Young LLP.

Mary E. Mullin (37)                         Secretary     Secretary        Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.                 since June       Incorporated, Morgan Stanley Investment Management
1221 Avenue of the Americas 22nd Floor                    1999             Inc. and Morgan Stanley Investment Advisors Inc.;
New York, NY 10020                                                         Secretary of the Institutional Funds and the Retail
                                                                           Funds (since July 2003); formerly practiced law with
                                                                           the New York law firms of McDermott, Will & Emery and
                                                                           Skadden, Arps, Slate, Meagher & Flom LLP.

----------
* This is the date the Officer began serving the Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN
JPMorgan Chase Bank
270 Park Avenue
New York, New York 10017

LEGAL COUNSEL
Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072


The Investment Adviser, Morgan Stanley Investment Management Inc. doing business in certain instances as Miller Anderson, Van Kampen or Morgan Stanley Asset Management.

REPORTING TO SHAREHOLDERS

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-281-2715 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by the prospectus of The Universal Institutional Funds, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im.

[MORGAN STANLEY LOGO]

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

ANNUAL REPORT - DECEMBER 31, 2004


HIGH YIELD PORTFOLIO

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Investment Overview

HIGH YIELD PORTFOLIO

The High Yield Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of high yield securities. High yield securities are rated below investment grade and are commonly referred to as "junk bonds". The Portfolio's average weighted maturity will ordinarily exceed five years. High yield fixed income securities are considered speculative, involve greater risk of default and tend to be more volatile than investment grade fixed income securities.

PERFORMANCE

For the year ended December 31, 2004, the Portfolio had a total return of 9.49%, net of fees, compared to 11.96% for the CS First Boston High Yield Index (the "Index"). The Portfolio's 30-day SEC yield at December 31, 2004, was 5.64%.

FACTORS AFFECTING PERFORMANCE

- The year was driven by strong economic news, much better corporate earnings, declining defaults and record inflows into the asset class. The strong returns of 2003 continued at the beginning of 2004 with a very good January.

- Beginning in February 2004, however, the market's technical situation changed. Though fundamental factors such as earnings and default rate remained as strong as they had been during the prior 15-month rally, demand receded as market participants grew concerned over the lack of job creation in the U.S. economy. Investors began to take profits and became more risk-averse. Then in early April, significant interest rate increases caused even greater outflows of money from income-oriented mutual funds and fixed income markets in general. In addition, because of the long-term rally that had previously taken place, many high yield bonds were priced above par (at a premium). In our opinion, it appeared the high yield market had run out of room to rally. At the same time, we believed the high yield market's new issue calendar continued to be very robust, which had a negative impact on the market's technical (i.e., supply/demand) situation. This negative environment continued through May.

- The high-yield market then experienced a strong seven-month run through the end of the year. The strong fundamentals continued during this time and, importantly, the technical situation improved as inflows began coming back into the market. The twelve-month default rate, as measured by Moody's, fell from 5.3% last year to 2.2% in all of 2004. The final seven months of 2004 had returns over 1% and high yield was the top performing fixed income asset class for the year. The spread of the CS First Boston High Yield Index narrowed during the year as the market moved higher from 486 basis points over treasuries to 346. In a similar vein, the average yield to maturity fell from 8.34% last December to 7.56% to close the year.

- In this environment, three strategic decisions helped the Portfolio's performance. First, the Portfolio benefited from its lack of participation in airline issues. Airlines were the worst performing sector within the high yield market during the 12-month period. Second, the Portfolio's overweight relative to the benchmark throughout the year in the chemical sector added to performance as this sector generally reported better results and posted good returns. Third, our security selection in the wireless communications and telecom sectors added to performance as we avoided a few credits that had poor results while our investments in this sector generally posted solid numbers.

- On the negative side, our security selection in forest products, broadcasting, utilities and manufacturing detracted from relative performance. In addition, the Portfolio's underweight relative to the benchmark in the metals/mining sector hurt performance as higher metal prices helped lead this sector to very good performance in 2004.

MANAGEMENT STRATEGIES

- On an ongoing basis, we seek to maintain a balanced and well-diversified Portfolio. The Portfolio consists of approximately 150 issuers. This helps to diversity the Portfolio's credit risk, yet it also allows sufficient average security size for strategic overweight relative to the benchmark. We continue to maintain an average credit quality of mid-to-high single B, which is very close to that of the benchmark. Late in 2003 and early 2004, we reduced the Portfolio's allocation in BBB and higher BB credits. Many of these higher-rated credits had performed well as interest rates declined and Treasury bonds and other fixed-income issues rallied. Because BBB and BB bonds are more highly correlated with Treasury performance, the Portfolio sold several of these bonds before interest rates spiked in the spring and Treasuries were negatively impacted. In their place, we purchased for the Portfolio lower-quality credits, which historically have performed better than BBB- and BB-rated bonds in a rising interest rate environment. In terms of issuer size, we focus on larger companies because of their financial flexibility, their ability to withstand less-favorable financial markets and their superior access to capital markets.

- The very large new issue calendar gave us many opportunities to initiate new positions, but we were very selective as many issues were either not priced attractively

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Investment Overview (cont'd)

HIGH YIELD PORTFOLIO

   or did not meet the Portfolio's investment criteria. Over the course of the year, we increased the Portfolio's exposure to chemicals, cable (particularly European cable) and consumer products while we decreased our exposure to broadcasting, food/tobacco and gaming/leisure. As a reminder, our sector allocations are the result of our bottoms-up security selection. In regards to credit quality, our average credit quality is in-line with the overall market.

- In our opinion, the fundamentals of the high yield market remain positive, with favorable earnings, lower default rates and modestly tightening high yield credit spreads. We believe that many of these positive factors have already been "priced into" the market during the past two years, however. In our opinion, the high-yield market seems to be fairly valued. We believe that in 2005, returns for high-yield securities could be driven primarily by coupon income rather than price appreciation. We look for the Portfolio's holdings to earn their coupon in the coming months and for market fundamentals to remain favorable through at least the end of 2005.

January 2005

PERFORMANCE COMPARED TO THE CS FIRST BOSTON HIGH YIELD INDEX(1)

                                            TOTAL RETURNS(2)
                                      ----------------------------
                                                 AVERAGE ANNUAL
                                              --------------------
                                        ONE    FIVE          SINCE
                                       YEAR   YEARS   INCEPTION(4)
------------------------------------------------------------------
Portfolio(3)                           9.49%   1.74%          4.20%
CS First Boston High Yield Index      11.96    8.17           7.11

(1) The CS First Boston High Yield Index is an unmanaged index of high yield corporate bonds.
(2) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on January 2, 1997.
(4) For comparative purposes, average annual since inception returns listed for the index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the index.

[CHART]

            COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
                                 SINCE INCEPTION

                                HIGH YIELD     CS FIRST BOSTON
                                 PORTFOLIO    HIGH YIELD INDEX
                                ------------------------------
1/2/97*                           $ 10,000            $ 10,000
12/31/1997                          11,353              11,265
12/31/1998                          11,898              11,330
12/31/1999                          12,743              11,702
12/31/2000                          11,393              11,092
12/31/2001                          10,868              11,772
12/31/2002                          10,093              12,088
12/31/2003                          12,688              15,465
12/31/2004                          13,892              17,315

* Commenced operations on January 2, 1997

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. PERFORMANCE ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT morganstanley.com/im. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES. PERFORMANCE SHOWN DOES NOT REFLECT FEES AND EXPENSES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD BE LOWER. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Investment Overview (cont'd)

HIGH YIELD PORTFOLIO

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

                                                                             EXPENSES PAID
                                                           ENDING ACCOUNT   DURING PERIOD*
                                                BEGINNING           VALUE  JULY 1, 2004 --
                                            ACCOUNT VALUE    DECEMBER 31,     DECEMBER 31,
                                             JULY 1, 2004            2004             2004
------------------------------------------------------------------------------------------
Actual                                      $  1,000.00      $   1,084.10      $  4.19
Hypothetical (5% average
annual return before expenses)                 1,000.00          1,021.11         4.06

* Expenses are equal to the Portfolio's annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

GRAPHIC PRESENTATION OF PORTFOLIO HOLDINGS

The following graph depicts the Portfolio's holdings by industry, as a percentage of total investments.

[CHART]

Utilities                                   9.2%
Chemicals                                   7.9%
Energy                                      7.7%
Diversified Media                           7.6%
Cable                                       7.3%
Housing                                     7.0%
Forest Products                             7.0%
Gaming/Leisure                              5.3%
Health Care                                 5.2%
Wireless Communications                     4.3%
Other*                                     29.4%
Short-Term Investment                       2.1%

* Industries which do not appear in the top 10 industries, as well as those which represent less than 3% of total investments, if applicable, are included in the category labeled "Other".

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Portfolio of Investments

HIGH YIELD PORTFOLIO

                                                                                      FACE
                                                                                    AMOUNT             VALUE
                                                                                     (000)             (000)
------------------------------------------------------------------------------------------------------------
FIXED INCOME SECURITIES (95.3%)
AEROSPACE (0.6%)
  K&F Acquisition, Inc.
    7.75%, 11/15/14                                                           $     (a)350      $        363
------------------------------------------------------------------------------------------------------------
BROADCASTING (0.3%)
  Interep National Radio Sales, Inc.
    10.00%, 7/1/08                                                                     260               197
------------------------------------------------------------------------------------------------------------
CABLE (7.2%)
  Avalon Cable LLC
    11.875%, 12/1/08                                                                 (b)76                79
  Cablecom Luxembourg SCA
    9.375%, 4/15/14                                                         EUR     (a)515               779
  Charter Communications Holdings LLC/Capital Corp.
    0.00%, 1/15/11 - 5/15/11                                                  $     (b)243               201
    9.625%, 11/15/09                                                                   110                97
    10.25%, 1/15/10                                                                    269               238
    10.75%, 10/1/09                                                                    185               169
  DirecTV Holdings LLC/DirecTV Financing Co.
    8.375%, 3/15/13                                                                    115               130
  Echostar DBS Corp.
    6.375%, 10/1/11                                                                    635               652
  Kabel Deutschland GmbH
    0.00%, 12/15/14                                                         EUR        140               194
    10.625%, 7/1/14                                                           $     (a)385               445
  PanAmSat Corp.
    9.00%, 8/15/14                                                                  (a)180               202
  PanAmSat Holding Corp.
    0.00%, 11/1/14                                                               (a)(b)450               312
  Renaissance Media Group LLC
    10.00%, 4/15/08                                                                 (b)150               155
  Satelites Mexicanos S.A. de CV
    10.125%, 11/1/04                                                                (c)405               225
  Telenet Communications N.V
    9.00%, 12/15/13                                                         EUR     (a)205               311
  Telenet Group Holding N.V
    0.00%, 6/15/14                                                            $  (a)(b)580               444
------------------------------------------------------------------------------------------------------------
                                                                                                       4,633
============================================================================================================
CHEMICALS (7.8%)
  Avecia Group plc
    11.00%, 7/1/09                                                                     195               202
  Cognis Deutschland GmbH & Co. KG
    6.979%, 11/15/13                                                        EUR  (a)(d)335               482
  Equistar Chemicals LP/Equistar Funding Corp.
    10.125%, 9/1/08                                                           $        270               312
    10.625%, 5/1/11                                                                    135               157
  FMC Corp.
    10.25%, 11/1/09                                                                    128               147
  Huntsman Advanced Materials LLC
    11.00%, 7/15/10                                                                 (a)125               149
  Huntsman International LLC
    10.125%, 7/1/09                                                         EUR        68                 98
    10.125%, 7/1/09                                                           $        219               232
  Innophos, Inc.
    8.875%, 8/15/14                                                                 (a)195               211
  ISP Holdings, Inc.
    10.625%, 12/15/09                                                         $        452      $        503
  Koppers, Inc.
    9.875%, 10/15/13                                                                    95               109
  Lyondell Chemical Co.
    10.50%, 6/1/13                                                                     280               335
  Millennium America, Inc.
    7.00%, 11/15/06                                                                     90                94
    9.25%, 6/15/08                                                                     322               368
  Nalco Co.
    7.75%, 11/15/11                                                                    120               130
    8.875%, 11/15/13                                                                   450               496
  Rhodia S.A.
    8.875%, 6/1/11                                                                  (a)315               319
  Rockwood Specialties Group, Inc.
    7.625%, 11/15/14                                                        EUR        105               147
    10.625%, 5/15/11                                                          $        330               381
  Westlake Chemical Corp.
    8.75%, 7/15/11                                                                      94               107
------------------------------------------------------------------------------------------------------------
                                                                                                       4,979
============================================================================================================
CONSUMER PRODUCTS (2.2%)
  Amscan Holdings, Inc.
    8.75%, 5/1/14                                                                      205               206
  Leiner Health Products, Inc.
    11.00%, 6/1/12                                                                     190               208
  Oxford Industries, Inc.
    8.875%, 6/1/11                                                                     130               140
  Rayovac Corp.
    8.50%, 10/1/13                                                                     205               229
  Safilo Capital International S.A.
    9.625%, 5/15/13                                                         EUR     (a)355               495
  Tempur-Pedic, Inc. and Tempur Production USA, Inc.
    10.25%, 8/15/10                                                           $        118               136
------------------------------------------------------------------------------------------------------------
                                                                                                       1,414
============================================================================================================
DIVERSIFIED MEDIA (7.5%)
  Advanstar Communications, Inc.
    9.79%, 8/15/08                                                                  (d)336               353
    10.75%, 8/15/10                                                                    230               261
  Canwest Media
    8.00%, 9/15/12                                                                  (a)503               542
  Cinemark, Inc.
    0.00%, 3/15/14                                                                  (b)130                99
  Dex Media East LLC/Dex Media East Finance Co.
    12.125%, 11/15/12                                                                  147               180
  Dex Media West LLC/Dex Media Finance Co.
    9.875%, 8/15/13                                                                    219               253
  Houghton Mifflin Co.
    0.00%, 10/15/13                                                                  (b)90                67
    9.875%, 2/1/13                                                                     425               467
  Interpublic Group of Cos., Inc.
    6.25%, 11/15/14                                                                    475               483
  Lighthouse International Co.
    8.00%, 4/30/14                                                          EUR     (a)250               351

    The accompanying notes are an integral part of the financial statements.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Portfolio of Investments (cont'd)

HIGH YIELD PORTFOLIO

                                                                                      FACE
                                                                                    AMOUNT             VALUE
                                                                                     (000)             (000)
------------------------------------------------------------------------------------------------------------
DIVERSIFIED MEDIA (CONT'D)
  Marquee, Inc.
    6.54%, 8/15/10                                                             $ (a)(d)230      $        243
  Muzak LLC/Muzak Finance Corp.
    9.875%, 3/15/09                                                                    278               196
    10.00%, 2/15/09                                                                    205               192
  Nebraska Book Co., Inc.
    8.625%, 3/15/12                                                                    300               309
  PEI Holdings, Inc.
    11.00%, 3/15/10                                                                     97               113
  Primedia, Inc.
    8.875%, 5/15/11                                                                    340               361
  Vertis, Inc.
    13.50%, 12/7/09                                                                 (a)315               334
------------------------------------------------------------------------------------------------------------
                                                                                                       4,804
============================================================================================================
ENERGY (7.6%)
  BRL Universal Equipment 2001 A LP
    8.875%, 2/15/08                                                                    365               386
  CHC Helicopter Corp.
    7.375%, 5/1/14                                                                     385               408
  Chesapeake Energy Corp.
    7.50%, 9/15/13                                                                     525               574
  Citgo Petroleum Corp.
    6.00%, 10/15/11                                                                 (a)100               100
  El Paso Production Holding Co.
    7.75%, 6/1/13                                                                      600               631
  Hanover Compressor Co.
    8.625%, 12/15/10                                                                    85                93
    9.00%, 6/1/14                                                                      150               168
  Hanover Equipment Trust
    8.50%, 9/1/08                                                                      205               221
    8.75%, 9/1/11                                                                      145               158
  Hilcorp Energy I LP/Hilcorp Finance Co.
    10.50%, 9/1/10                                                                  (a)440               499
  Husky Oil Ltd.
    8.90%, 8/15/28                                                                  (d)325               372
  Magnum Hunter Resources, Inc.
    9.60%, 3/15/12                                                                     102               117
  Pacific Energy Partners LP/Pacific Energy Finance Corp.
    7.125%, 6/15/14                                                                    270               289
  Plains Exploration & Production Co.
    7.125%, 6/15/14                                                                    200               219
  Tesoro Corp.
    9.625%, 4/1/12                                                                     160               185
  Vintage Petroleum, Inc.
    7.875%, 5/15/11                                                                    440               471
------------------------------------------------------------------------------------------------------------
                                                                                                       4,891
============================================================================================================
FINANCIAL (0.9%)
  Refco Finance Holdings LLC
    9.00%, 8/1/12                                                                   (a)495               545
------------------------------------------------------------------------------------------------------------
FOOD AND DRUG (2.7%)
  CA FM Lease Trust
    8.50%, 7/15/17                                                                  (a)234               271
  Delhaize America, Inc.
    8.125%, 4/15/11                                                           $        435      $        509
  Jean Coutu Group, Inc.
    7.625%, 8/1/12                                                                  (a)110               117
    8.50%, 8/1/14                                                                   (a)475               489
  Rite Aid Corp.
    7.125%, 1/15/07                                                                    230               231
    8.125%, 5/1/10                                                                      85                90
------------------------------------------------------------------------------------------------------------
                                                                                                       1,707
============================================================================================================
FOOD/TOBACCO (2.5%)
  Michael Foods, Inc.
    8.00%, 11/15/13                                                                    230               244
  Pilgrim's Pride Corp.
    9.625%, 9/15/11                                                                    495               559
  Smithfield Foods, Inc.
    7.00%, 8/1/11                                                                      490               526
    7.625%, 2/15/08                                                                    160               172
    8.00%, 10/15/09                                                                     75                83
------------------------------------------------------------------------------------------------------------
                                                                                                       1,584
============================================================================================================
FOREST PRODUCTS (6.9%)
  Abitibi-Consolidated, Inc.
    6.00%, 6/20/13                                                                     500               479
    8.55%, 8/1/10                                                                      155               169
  Georgia Pacific Corp.
    8.875%, 2/1/10                                                                     300               351
  Graham Packaging Co., Inc.
    8.50%, 10/15/12                                                                 (a)160               169
  Graphic Packaging International Corp.
    9.50%, 8/15/13                                                                     420               480
  JSG Funding plc
    9.625%, 10/1/12                                                                     35                39
    10.125%, 10/1/12                                                        EUR        312               487
  Norampac, Inc.
    6.75%, 6/1/13                                                             $        150               159
  Owens-Illinois, Inc.
    7.35%, 5/15/08                                                                     495               522
    7.50%, 5/15/10                                                                     435               464
  Pliant Corp.
    13.00%, 6/1/10                                                                     406               396
  Tekni-Plex, Inc.
    8.75%, 11/15/13                                                                 (a)145               145
  Tembec Industries, Inc.
    7.75%, 3/15/12                                                                     255               248
    8.50%, 2/1/11                                                                      315               318
------------------------------------------------------------------------------------------------------------
                                                                                                       4,426
============================================================================================================
GAMING/LEISURE (5.2%)
  Caesars Entertainment Corp.
    7.00%, 4/15/13                                                                     150               166
    9.375%, 2/15/07                                                                    230               254
  Gaylord Entertainment Co.
    6.75%, 11/15/14                                                                 (a)240               242
  Global Cash Access LLC/Global Cash Finance Corp.
    8.75%, 3/15/12                                                                      90                98

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Portfolio of Investments (cont'd)

HIGH YIELD PORTFOLIO

                                                                                      FACE
                                                                                    AMOUNT             VALUE
                                                                                     (000)             (000)
------------------------------------------------------------------------------------------------------------
GAMING/LEISURE (CONT'D)
  Harrah's Operating Co., Inc.
    7.875%, 12/15/05                                                          $        370      $        386
  HMH Properties, Inc.
    7.875%, 8/1/08                                                                       5                 5
  Host Marriott LP REIT
    7.125%, 11/1/13                                                                    410               440
  Isle of Capri Casinos, Inc.
    7.00%, 3/1/14                                                                      355               364
  MGM Mirage
    6.00%, 10/1/09                                                                     600               618
  Station Casinos, Inc.
    6.50%, 2/1/14                                                                      510               527
  Venetian Casino Resort LLC
    11.00%, 6/15/10                                                                    192               220
------------------------------------------------------------------------------------------------------------
                                                                                                       3,320
============================================================================================================
HEALTH CARE (5.1%)
  AmerisourceBergen Corp.
    8.125%, 9/1/08                                                                     292               326
  Community Health Systems, Inc.
    6.50%, 12/15/12                                                                 (a)255               258
  Fisher Scientific International, Inc.
    6.75%, 8/15/14                                                                  (a)110               119
    8.125%, 5/1/12                                                                     296               330
  Fresenius Medical Care Capital Trust II
    7.875%, 2/1/08                                                                     450               489
  HCA, Inc.
    7.69%, 6/15/25                                                                      90                93
    8.75%, 9/1/10                                                                      271               310
  MedCath Holdings Corp.
    9.875%, 7/15/12                                                                    300               327
  National Nephrology Associates, Inc.
    9.00%, 11/1/11                                                                   (a)55                64
  Team Health, Inc.
    9.00%, 4/1/12                                                                      335               329
  Tenet Healthcare Corp.
    6.50%, 6/1/12                                                                      108               100
    9.875%, 7/1/14                                                                  (a)145               159
  VWR International, Inc.
    6.875%, 4/15/12                                                                 (a)150               158
    8.00%, 4/15/14                                                                  (a)180               193
------------------------------------------------------------------------------------------------------------
                                                                                                       3,255
============================================================================================================
HOUSING (6.9%)
  ACIH, Inc.
    0.00%, 12/15/12                                                              (a)(b)360               262
  Associated Materials, Inc.
    0.00%, 3/1/14                                                                   (b)895               649
  CB Richard Ellis Services, Inc.
    9.75%, 5/15/10                                                                      39                45
    11.25%, 6/15/11                                                                    450               520
  Goodman Global Holding Co., Inc.
    5.76%, 6/15/12                                                               (a)(d)105               107
    7.875%, 12/15/12                                                                (a)215               214
  Interface, Inc.
    7.30%, 4/1/08                                                             $         75      $         77
    9.50%, 2/1/14                                                                      350               383
    10.375%, 2/1/10                                                                     95               110
  Ply Gem Industries, Inc.
    9.00%, 2/15/12                                                                  (a)430               439
  Propex Fabrics, Inc.
    10.00%, 12/1/12                                                                 (a)255               266
  RMCC Acquisition Co.
    9.50%, 11/1/12                                                                  (a)330               331
  Technical Olympic USA, Inc.
    9.00%, 7/1/10                                                                      295               317
    10.375%, 7/1/12                                                                    220               247
  THL Build co, Inc.
    8.50%, 9/1/14                                                                   (a)445               467
------------------------------------------------------------------------------------------------------------
                                                                                                       4,434
============================================================================================================
INFORMATION TECHNOLOGY (2.7%)
  Iron Mountain, Inc.
    7.75%, 1/15/15                                                                     186               190
    8.625%, 4/1/13                                                                     420               448
  Nortel Networks Corp. (Convertible)
    4.25%, 9/1/08                                                                      325               318
  Nortel Networks Ltd.
    6.125%, 2/15/06                                                                    325               332
  Rhythms NetConnections, Inc.
    13.50%, 5/15/08                                                              (c)(e)844               @--
    14.00%, 2/15/10                                                              (c)(e)481               @--
  Xerox Corp.
    7.125%, 6/15/10                                                                    430               467
------------------------------------------------------------------------------------------------------------
                                                                                                       1,755
============================================================================================================
MANUFACTURING (3.9%)
  Brand Services, Inc.
    12.00%, 10/15/12                                                                   372               419
  Flowserve Corp.
    12.25%, 8/15/10                                                                    230               255
  Johnsondiversey, Inc.
    9.625%, 5/15/12                                                         EUR        112               172
    9.625%, 5/15/12                                                           $        244               274
  Manitowoc Co., Inc.
    10.375%, 5/15/11                                                        EUR        304               466
    10.50%, 8/1/12                                                            $         49                56
  NMHG Holding Co.
    10.00%, 5/15/09                                                                    372               413
  Trimas Corp.
    9.875%, 6/15/12                                                                    441               469
------------------------------------------------------------------------------------------------------------
                                                                                                       2,524
============================================================================================================
METALS (1.9%)
  Foundation PA Coal Co.
    7.25%, 8/1/14                                                                   (a)105               112
  General Cable Corp.
    9.50%, 11/15/10                                                                    145               165
  Glencore Nickel Property Ltd.
    9.00%, 12/1/14                                                               (c)(e)110               @--

    The accompanying notes are an integral part of the financial statements.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Portfolio of Investments (cont'd)

HIGH YIELD PORTFOLIO

                                                                                      FACE
                                                                                    AMOUNT             VALUE
                                                                                     (000)             (000)
------------------------------------------------------------------------------------------------------------
METALS (CONT'D)
  Murrin Murrin Holding Ltd.
    9.375%, 8/31/07                                                           $  (c)(e)730      $        @--
  Republic Technologies International LLC/RTI Capital Corp.
    13.75%, 7/15/09                                                              (c)(e)315               @--
  SGL Carbon Luxembourg S.A.
    8.50%, 2/1/12                                                           EUR     (a)165               253
  Ucar Finance, Inc.
    10.25%, 2/15/12                                                           $        277               318
  United States Steel Corp.
    9.75%, 5/15/10                                                                     315               361
------------------------------------------------------------------------------------------------------------
                                                                                                       1,209
============================================================================================================
RETAIL (1.0%)
  General Nutrition Centers, Inc.
    8.50%, 12/1/10                                                                     200               190
  Petro Stopping Centers LP/Petro Financial Corp.
    9.00%, 2/15/12                                                                     440               467
------------------------------------------------------------------------------------------------------------
                                                                                                         657
============================================================================================================
SERVICE (3.3%)
  Allied Waste North America
    7.875%, 4/15/13                                                                    285               294
    8.875%, 4/1/08                                                                     445               478
  Buhrmann US, Inc.
    8.25%, 7/1/14                                                                      370               376
  MSW Energy Holdings II LLC/MSW Energy Finance Co. II, Inc.
    7.375%, 9/1/10                                                                     270               285
  MSW Energy Holdings LLC/MSW Energy Finance Co., Inc.
    8.50%, 9/1/10                                                                       55                60
  United Rentals North America, Inc.
    6.50%, 2/15/12                                                                     285               279
    7.75%, 11/15/13                                                                    355               350
  Waste Management, Inc.-Old
    7.65%, 3/15/11                                                                       5                 6
------------------------------------------------------------------------------------------------------------
                                                                                                       2,128
============================================================================================================
TELECOMMUNICATIONS (3.2%)
  AXtel S.A.
    11.00%, 12/15/13                                                                   420               455
  Esprit Telecom Group
    11.00%, 6/15/08                                                         DEM  (c)(e)307               @--
  Exodus Communications, Inc.
    11.625%, 7/15/10                                                          $  (c)(e)436               @--
  Knology, Inc., PIK
    12.00%, 11/30/09                                                                (a)115               111
  Primus Telecommunications GP
    8.00%, 1/15/14                                                                     515               456
  Qwest Communications International
    6.04%, 2/15/09                                                               (a)(d)325               331
  Qwest Corp.
    5.625%, 11/15/08                                                                   100               102
    6.625%, 9/15/05                                                                    195               200
  Qwest Services Corp.
    13.50%, 12/15/07                                                                (a)325               373
------------------------------------------------------------------------------------------------------------
                                                                                                       2,028
============================================================================================================
TRANSPORTATION (3.5%)
  Amsted Industries, Inc.
    10.25%, 10/15/11                                                          $     (a)270      $        306
  Autonation, Inc.
    9.00%, 8/1/08                                                                      281               322
  Cooper Standard Auto
    8.375%, 12/15/14                                                                (a)270               271
  Laidlaw International, Inc.
    10.75%, 6/15/11                                                                    380               446
  Sonic Automotive, Inc.
    8.625%, 8/15/13                                                                    375               402
  TRW Automotive, Inc.
    9.375%, 2/15/13                                                                    402               468
------------------------------------------------------------------------------------------------------------
                                                                                                       2,215
============================================================================================================
UTILITIES (8.2%)
  AES Corp.
    7.75%, 3/1/14                                                                      240               262
    8.875%, 2/15/11                                                                     30                34
    9.00%, 5/15/15                                                                  (a)285               328
    9.375%, 9/15/10                                                                     40                47
  Allegheny Energy, Inc.
    7.75%, 8/1/05                                                                      185               188
  Calpine Corp.
    8.50%, 7/15/10                                                                  (a)245               211
  CMS Energy Corp.
    7.50%, 1/15/09                                                                     105               112
    8.50%, 4/15/11                                                                     360               411
  Dynegy Holdings, Inc.
    6.875%, 4/1/11                                                                     320               309
    9.875%, 7/15/10                                                                 (a)280               314
  Ipalco Enterprises, Inc.
    8.625%, 11/14/11                                                                    85                96
  Monongahela Power Co.
    5.00%, 10/1/06                                                                     265               271
  Nevada Power Co.
    8.25%, 6/1/11                                                                      210               242
    9.00%, 8/15/13                                                                     280               329
  Northwest Pipeline Corp.
    8.125%, 3/1/10                                                                      55                61
  Ormat Funding Corp.
    8.25%, 12/30/20                                                                 (a)484               486
  PSEG Energy Holdings LLC
    7.75%, 4/16/07                                                                      75                80
    8.625%, 2/15/08                                                                    233               257
  Reliant Energy, Inc.
    6.75%, 12/15/14                                                                    205               205
  Southern Natural Gas Co.
    8.875%, 3/15/10                                                                    110               124
  TNP Enterprises, Inc.
    10.25%, 4/1/10                                                                     100               107
  Transcontinental Gas Pipe Line Corp.
    8.875%, 7/15/12                                                                     90               110

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Portfolio of Investments (cont'd)

HIGH YIELD PORTFOLIO

                                                                                      FACE
                                                                                    AMOUNT             VALUE
                                                                                     (000)             (000)
------------------------------------------------------------------------------------------------------------
UTILITIES (CONT'D)
  Williams Cos., Inc.
    7.875%, 9/1/21                                                            $        590      $        661
------------------------------------------------------------------------------------------------------------
                                                                                                       5,245
============================================================================================================
WIRELESS COMMUNICATIONS (4.2%)
  AirGate PCS, Inc.
    5.85%, 10/15/11                                                              (a)(d)105               108
  American Tower Corp.
    7.125%, 10/15/12                                                                (a)240               246
    7.50%, 5/1/12                                                                      230               243
    9.375%, 2/1/09                                                                      60                64
  Centennial Communications Corp./Cellular Operating Co.
    LLC/Puerto Rico Operations
    8.125%, 2/1/14                                                                     120               124
  MetroPCS, Inc.
    10.75%, 10/1/11                                                                    330               355
  Rogers Wireless Communications, Inc.
    7.50%, 3/15/15                                                                  (a)215               228
    8.00%, 12/15/12                                                                 (a)155               165
  Rural Cellular Corp.
    6.99%, 3/15/10                                                                  (d)190               197
  SBA Communications Corp.
    8.50%, 12/1/12                                                                  (a)240               246
  SBA Telecommunications Inc./SBA Communications Corp.
    0.00%, 12/15/11                                                                 (b)455               386
  UbiquiTel Operating Co.
    9.875%, 3/1/11                                                                      40                45
    9.875%, 3/1/11                                                                  (a)270               304
------------------------------------------------------------------------------------------------------------
                                                                                                       2,711
============================================================================================================
  TOTAL FIXED INCOME SECURITIES (COST $58,194)                                                        61,024
============================================================================================================

                                                                                    SHARES
------------------------------------------------------------------------------------------------------------
COMMON STOCKS (0.0%)
BROADCASTING (0.0%)
  Paxson Communications Corp.                                                    (f)34,096                 3
  Paxson Communications Corp.                                                 (a)(f)92,370                 7
------------------------------------------------------------------------------------------------------------
                                                                                                          10
============================================================================================================
TELECOMMUNICATIONS (0.0%)
  Viatel Holding Bermuda Ltd.                                                       (f)329               @--
------------------------------------------------------------------------------------------------------------
  TOTAL COMMON STOCKS (COST $573)                                                                         10
============================================================================================================
PREFERRED STOCKS (1.3%)
BROADCASTING (0.5%)
  Paxson Communications Corp., PIK, 14.25%                                              34               259
  Paxson Communications Corp., PIK, 9.75%                                                6                33
------------------------------------------------------------------------------------------------------------
                                                                                                         292
============================================================================================================
UTILITIES (0.8%)
  TNP Enterprises, Inc., PIK, 14.50%                                                   462               536
------------------------------------------------------------------------------------------------------------
  TOTAL PREFERRED STOCKS (COST $402)                                                                     828
============================================================================================================

                                                                                    NO. OF             VALUE
                                                                                  WARRANTS             (000)
------------------------------------------------------------------------------------------------------------
WARRANTS (0.0%)
UTILITIES (0.0%)
  SW Acquisition LP, expiring 4/01/11                                               (f)570      $         17
------------------------------------------------------------------------------------------------------------
  TOTAL WARRANTS (COST $3)                                                                                17
============================================================================================================

                                                                                      FACE
                                                                                    AMOUNT
                                                                                     (000)
------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (2.1%)
REPURCHASE AGREEMENT (1.9%)
  J.P. Morgan Securities, Inc., 2.00%,
    dated 12/31/04, due 1/3/05,
    repurchase price $1,223                                                   $   (g)1,223             1,223
------------------------------------------------------------------------------------------------------------
U.S. TREASURY SECURITIES (0.2%)
  U.S. Treasury Bills
    1.85%, 1/13/05                                                                     100               100
------------------------------------------------------------------------------------------------------------
  TOTAL SHORT-TERM INVESTMENTS (COST $1,323)                                                           1,323
============================================================================================================
TOTAL INVESTMENTS (98.7%) (COST $60,495)                                                              63,202
============================================================================================================
OTHER ASSETS IN EXCESS OF LIABILITIES (1.3%)                                                             850
============================================================================================================
NET ASSETS (100%)                                                                               $     64,052
============================================================================================================

(a) 144A Security -- certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(b) Step Bond -- Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2004. Maturity date disclosed is the ultimate maturity date.
(c)  Security is in default.
(d) Variable/Floating Rate Security -- Interest rate changes on these instruments are based on changes in designated base rates. The rates shown are those in effect on December 31, 2004.
(e) Security was valued at fair value -- At December 31, 2004, the Portfolio held fair valued securities, each valued at less than $500, representing less than 0.05% of net assets.
(f)  Non-income producing security.
(g) Represents the Portfolio's undivided interest in a joint repurchase agreement which has a total value of $1,018,656,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this portfolio of investments as follows: Federal Farm Credit Bank, 0.00% to 6.75%, due 2/28/05 to 8/15/13; Federal Home Loan Bank, 1.10%
     to 6.875%, due 4/15/05 to 10/28/24; Federal Home Loan Mortgage Corp., 2.00% to 6.51%, due 6/15/15 to 3/15/19; Federal National Mortgage Association, 1.75% to 8.20%, due 2/24/05 to 5/24/19; and Financial Assist Corp., 8.80%,
     due 6/10/05. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.
@    Face Amount/Value is less than $500.
DEM  German Mark
EUR  Euro
PIK Payment-in-Kind. Income may be paid in additional securities or cash at the discretion of the issuer.
REIT Real Estate Investment Trust

    The accompanying notes are an integral part of the financial statements.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Portfolio of Investments (cont'd)

HIGH YIELD PORTFOLIO

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

  The Portfolio had the following foreign currency exchange contract(s) open at period end:

                                                                     NET
   CURRENCY                                IN                    UNREALIZED
      TO                                 EXCHANGE               APPRECIATION
    DELIVER      VALUE     SETTLEMENT      FOR        VALUE    (DEPRECIATION)
     (000)       (000)        DATE        (000)       (000)         (000)
-----------------------------------------------------------------------------
EUR       695   $   943      1/26/05    US$    878   $   878      $   (65)
EUR     1,505     2,041      1/26/05    US$  1,929     1,929         (112)
EUR       785     1,065      1/26/05    US$    991       991          (74)
EUR        80       109      1/26/05    US$    101       101           (8)
EUR       105       142      1/26/05    US$    135       135           (7)
                -------                              -------      -------
                $ 4,300                              $ 4,034      $  (266)
                =======                              =======      =======

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

HIGH YIELD PORTFOLIO

Statement of Assets and Liabilities

                                                                                                  DECEMBER 31, 2004
                                                                                                              (000)
-------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at Value (Cost $60,495)                                                            $          63,202
  Cash                                                                                                            1
  Interest Receivable                                                                                         1,118
  Receivable for Investments Sold                                                                               241
  Receivable for Portfolio Shares Sold                                                                            1
  Other Assets                                                                                                    2
-------------------------------------------------------------------------------------------------------------------
    Total Assets                                                                                             64,565
-------------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Unrealized Depreciation on Foreign Currency Exchange Contracts                                               (266)
  Payable for Investments Purchased                                                                             (93)
  Investment Advisory Fees Payable                                                                              (59)
  Payable for Portfolio Shares Redeemed                                                                         (46)
  Administration Fees Payable                                                                                   (16)
  Custodian Fees Payable                                                                                         (2)
  Directors' Fees and Expenses Payable                                                                           (1)
  Other Liabilities                                                                                             (30)
-------------------------------------------------------------------------------------------------------------------
    Total Liabilities                                                                                          (513)
-------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                        $          64,052
-------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
  Paid-in Capital                                                                                 $          81,877
  Undistributed (Distributions in Excess of) Net Investment Income                                            4,142
  Accumulated Net Realized Gain (Loss)                                                                      (24,412)
  Unrealized Appreciation (Depreciation) on:
    Investments                                                                                               2,707
    Foreign Currency Exchange Contracts and Translations                                                       (262)
-------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                        $          64,052
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE Applicable to 8,798,156
  Outstanding $0.001
      Par Value Shares (Authorized 500,000,000 Shares)                                            $            7.28
-------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

HIGH YIELD PORTFOLIO

Statement of Operations

                                                                                                         YEAR ENDED
                                                                                                  DECEMBER 31, 2004
                                                                                                              (000)
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                                                                        $           5,153
  Dividends                                                                                                      13
-------------------------------------------------------------------------------------------------------------------
    Total Investment Income                                                                                   5,166
-------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees (Note B)                                                                             316
  Administration Fees (Note C)                                                                                  168
  Shareholder Reporting Fees                                                                                     49
  Professional Fees                                                                                              28
  Custodian Fees (Note D)                                                                                        14
  Directors' Fees and Expenses                                                                                    1
  Other                                                                                                           5
-------------------------------------------------------------------------------------------------------------------
    Total Expenses                                                                                              581
-------------------------------------------------------------------------------------------------------------------
  Investment Advisory Fees Waived (Note B)                                                                      (67)
-------------------------------------------------------------------------------------------------------------------
    Net Expenses                                                                                                514
-------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                         4,652
-------------------------------------------------------------------------------------------------------------------
REALIZED GAIN (LOSS) ON:
  Investments Sold                                                                                            1,541
  Foreign Currency Transactions                                                                                 (58)
  Futures Contracts                                                                                             (30)
-------------------------------------------------------------------------------------------------------------------
    Net Realized Gain (Loss)                                                                                  1,453
-------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
  Investments                                                                                                  (187)
  Foreign Currency Exchange Contracts and Translations                                                         (127)
  Futures Contracts                                                                                              15
-------------------------------------------------------------------------------------------------------------------
    Net Change in Unrealized Appreciation (Depreciation)                                                       (299)
-------------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                               1,154
-------------------------------------------------------------------------------------------------------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                               $           5,806
===================================================================================================================

Statement of Changes in Net Assets

                                                                                      YEAR ENDED            YEAR ENDED
                                                                               DECEMBER 31, 2004     DECEMBER 31, 2003
                                                                                           (000)                 (000)
----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                       $            4,652    $            4,051
  Net Realized Gain (Loss)                                                                 1,453                (7,287)
  Net Change in Unrealized Appreciation (Depreciation)                                      (299)               14,823
----------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Operations                        5,806                11,587
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                                   (3,863)                   --
----------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  Subscriptions                                                                           15,668                21,938
  Distributions Reinvested                                                                 3,863                    --
  Redemptions                                                                            (17,444)              (14,855)
----------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Capital Share
      Transactions                                                                         2,087                 7,083
----------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                                  4,030                18,670
NET ASSETS:
  Beginning of Period                                                                     60,022                41,352
----------------------------------------------------------------------------------------------------------------------
  End of Period (Including Undistributed (Distributions in Excess of)
    Net Investment Income of $4,142 and $3,411, Respectively)                 $           64,052    $           60,022
======================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    Shares Subscribed                                                                      2,204                 3,463
    Shares Issued on Distributions Reinvested                                                573                    --
    Shares Redeemed                                                                       (2,451)               (2,326)
----------------------------------------------------------------------------------------------------------------------
    Net  Increase (Decrease) in Capital Shares Outstanding                                   326                 1,137
======================================================================================================================

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Financial Highlights

HIGH YIELD PORTFOLIO

                                                                                     YEAR ENDED DECEMBER 31,
                                                                -----------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                                 2004          2003         2002          2001          2000
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $     7.08    $     5.64   $     6.73    $     7.96    $    10.24
---------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income                                               0.51#         0.50#        0.57#         0.87          1.10
  Net Realized and Unrealized Gain (Loss)                             0.14          0.94        (1.05)        (1.24)        (2.18)
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                  0.65          1.44        (0.48)        (0.37)        (1.08)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                              (0.45)           --        (0.60)        (0.86)        (1.20)
  Return of Capital                                                     --            --        (0.01)           --            --
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                              (0.45)           --        (0.61)        (0.86)        (1.20)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $     7.28    $     7.08   $     5.64    $     6.73    $     7.96
=================================================================================================================================
TOTAL RETURN +/-                                                      9.49%        25.71%       (7.13)%       (4.61)%      (10.59)%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                               $   64,052    $   60,022   $   41,352    $   52,422    $   53,670
Ratio of Expenses to Average Net Assets                               0.80%         0.80%        0.80%         0.80%         0.80%
Ratio of Net Investment Income to Average Net Assets                  7.24%         7.79%        8.95%        10.78%        11.10%
Portfolio Turnover Rate                                                 58%           63%          73%           47%           37%
---------------------------------------------------------------------------------------------------------------------------------
Ratios Before Expenses Waived and/or Reimbursed by Adviser:
    Expenses to Average Net Assets                                    0.90%         1.02%        0.99%         0.83%         1.04%
    Net Investment Income to Average Net Assets                       7.14%         7.57%        8.76%        10.75%        10.86%
---------------------------------------------------------------------------------------------------------------------------------

#    Per share amount is based on average shares outstanding
+/- Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

    The accompanying notes are an integral part of the financial statements.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Notes to Financial Statements

The Universal Institutional Funds, Inc., (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of sixteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the High Yield Portfolio. The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of high yield securities.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

     All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

     Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors.

2. REPURCHASE AGREEMENTS: The Portfolios may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

3. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Notes to Financial Statements (cont'd)

     - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investment transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

     At December 31, 2004 the net assets of the Portfolio were partially comprised of foreign denominated securities. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

4. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

5. FUTURES: The Portfolio may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations. Due from (to) broker is comprised of initial margin and variation margin, as stated in the Statement of Assets and Liabilities.

     The Portfolio may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the related amounts recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Notes to Financial Statements (cont'd)

6. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets.

B. INVESTMENT ADVISORY FEES: Morgan Stanley Investment Management Inc. (the "Adviser" or "MS Investment Management"), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets. Effective November 1, 2004, the Board of Directors of the Fund approved amending and restating the investment advisory agreement with MS Investment Management to reduce the fee, paid quarterly, to the annual rate based on daily net assets as follows:

                            FIRST $1.5        MORE THAN
                               BILLION     $1.5 BILLION
                            ---------------------------
                                  0.45%            0.40%

Prior to November 1, 2004, the annual rate was 0.50% of the portion of the daily net assets not exceeding $500 million, 0.45% of the portion of the daily net assets between $500 million and $1 billion; and 0.40% of the portion of daily net assets in excess of $1 billion.

MS Investment Management has agreed to waive fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses, excluding bank overdraft and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 0.80%. For the year ended December 31, 2004, this waiver amounted to $67,000.

C. ADMINISTRATION FEES: MS Investment Management (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. ("JPMIS"), a corporate affiliate of JPMorgan Chase Bank, JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund.

D. CUSTODIAN FEES: JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Investment Company Act of 1940.

E. CONTRACTUAL OBLIGATIONS: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

F. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Distributions from the Portfolio are recorded on the ex-dividend date.

Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2003 was as follows:

                   2004 DISTRIBUTIONS PAID      2003 DISTRIBUTIONS
                            FROM:                   PAID FROM:
                   -----------------------   -----------------------
                   ORDINARY      LONG-TERM   ORDINARY      LONG-TERM
                     INCOME   CAPITAL GAIN     INCOME   CAPITAL GAIN
                      (000)          (000)      (000)          (000)
                   -----------------------   -----------------------
                   $  3,863         $   --     $   --         $   --

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent book and tax basis differences may result in reclassifications among undistributed (distributions in excess of ) net

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Notes to Financial Statements (cont'd)

investment income, accumulated net realized gain (loss) and paid-in capital. These differences were primarily due to differing treatments of gains and losses related to foreign currency transactions and principal payments from mortgage-related securities.

At December 31, 2004, the Portfolio had distributable earnings on a tax basis as follows:

                           UNDISTRIBUTED   UNDISTRIBUTED
                                ORDINARY       LONG-TERM
                                  INCOME    CAPITAL GAIN
                                   (000)           (000)
                           -----------------------------
                                $  4,737           $  --

At December 31, 2004, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                                    NET
                                                           APPRECIATION
           COST      APPRECIATION      DEPRECIATION      (DEPRECIATION)
          (000)             (000)             (000)               (000)
      -----------------------------------------------------------------
      $  60,532          $  5,325         $  (2,655)           $  2,670

At December 31, 2004, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $24,050,000 of which $772,000 will expire on December 31, 2008, $1,274,000 will expire on December 31, 2009, $9,829,000 will expire on December 31, 2010, $12,175,000 will expire on December 31, 2011.

During the year ended December 31, 2004, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $503,000.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

G. OTHER: For the year ended December 31, 2004, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $38,091,000 and $35,391,000, respectively. For the year ended December 31, 2004, there were no purchases and sales of long-term U.S. Government securities.

At December 31, 2004, a substantial portion of the Portfolio's investments consist of high yield securities rated below investment grade. Investments in high yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than the higher-rated securities. These investments are often traded by one market maker who may also be utilized by the Portfolio to provide pricing information used to value such securities. The amounts which will be realized upon disposition of the securities may differ from the value reflected on the Portfolio of Investments and the differences could be material.

At December 31, 2004, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 69.1%.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Report of Independent Registered Public Accounting Firm

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
THE UNIVERSAL INSTITUTIONAL FUNDS, INC. -
HIGH YIELD PORTFOLIO

We have audited the accompanying statement of assets and liabilities of the High Yield Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio"), including the portfolio of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the High Yield Portfolio of The Universal Institutional Funds, Inc. at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP


Boston, Massachusetts
February 11, 2005

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Director and Officer Information (unaudited)

Independent Directors:

                                                                                        NUMBER OF
                                           TERM OF                                      PORTFOLIOS IN
                                           OFFICE AND                                   FUND
                              POSITION(S)  LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS OF      HELD WITH    TIME         PRINCIPAL OCCUPATION(S)         OVERSEEN BY     OTHER DIRECTORSHIPS
DIRECTOR                      REGISTRANT   SERVED*      DURING PAST 5 YEARS             DIRECTOR**      HELD BY DIRECTOR
---------------------------   ----------   ----------   -----------------------------   -------------   -------------------------
Michael Bozic (63)            Director     Director     Private Investor; Director or   197             None.
c/o Kramer Levin Naftalis                  since July   Trustee of the Retail Funds
& Frankel LLP                              2003         (since April 1994) and the
Counsel to the Independent                              Institutional Funds (since
Directors                                               July 2003); formerly Vice
919 Third Avenue                                        Chairman of Kmart Corporation
New York, NY 10022-3902                                 (December 1998-October 2000),
                                                        Chairman and Chief Executive
                                                        Officer of Levitz Furniture
                                                        Corporation (November
                                                        1995-November 1998) and
                                                        President and Chief Executive
                                                        Officer of Hills Department
                                                        Stores (May 1991-July 1995);
                                                        formerly variously Chairman,
                                                        Chief Executive Officer,
                                                        President and Chief Operating
                                                        Officer (1987-1991) of the
                                                        Sears Merchandise Group of
                                                        Sears Roebuck & Co.

Edwin J. Garn (72)            Director     Director     Director or Trustee of          197             Director of Franklin
1031 N. Chartwell Court                    since July   the Retail Funds (since                         Covey (time management
Salt Lake City, UT 84103                   2003         January 1993) and the                           systems), BMW Bank of
                                                        Institutional Funds                             North America, Inc.
                                                        (since July 2003); member                       (industrial loan
                                                        of the Utah Regional                            corporation), United
                                                        Advisory Board of Pacific                       Space Alliance (joint
                                                        Corp.; formerly Managing                        venture between Lockheed
                                                        Director of Summit                              Martin and The Boeing
                                                        Ventures LLC (2000-2004);                       Company) and Nuskin Asia
                                                        United States Senator (R-                       Pacific (multilevel
                                                        Utah) (1974-1992) and                           marketing); member of the
                                                        Chairman, Senate Banking                        board of various civic
                                                        Committee (1980-1986),                          and charitable
                                                        Mayor of Salt Lake City,                        organizations.
                                                        Utah (1971-1974),
                                                        Astronaut, Space Shuttle
                                                        Discovery (April 12-19,
                                                        1985), and Vice Chairman,
                                                        Huntsman Corporation
                                                        (chemical company).

Wayne E. Hedien (70)          Director     Director     Retired; Director or            197             Director of the PMI Group
c/o Kramer Levin Naftalis                  since July   Trustee of the Retail                           Inc. (private mortgage
& Frankel LLP                              2003         Funds (since September                          insurance); Trustee and
Counsel to the                                          1997) and the                                   Vice Chairman of The
Independent Directors                                   Institutional Funds                             Field Museum of Natural
919 Third Avenue                                        (since July 2003);                              History; director of
New York, NY 10022-3902                                 formerly associated with                        various other business
                                                        the Allstate Companies                          and charitable
                                                        (1966-1994), most                               organizations.
                                                        recently as Chairman of
                                                        The Allstate Corporation
                                                        (March 1993-December
                                                        1994) and Chairman and
                                                        Chief Executive Officer
                                                        of its wholly-owned
                                                        subsidiary, Allstate
                                                        Insurance Company (July
                                                        1989-December 1994).

Dr. Manuel H. Johnson (55)    Director     Director     Senior Partner, Johnson         197             Director of NVR, Inc.
c/o Johnson Smick                          since July   Smick International,                            (home construction);
International, Inc.                        2003         Inc., a consulting firm;                        Director of KFX Energy;
2099 Pennsylvania Avenue,                               Chairman of the Audit                           Director of RBS Greenwich
NW Suite 950                                            Committee and Director or                       Capital Holdings
Washington, D.C. 20006                                  Trustee of the Retail                           (financial holdings
                                                        Funds (since July 1991)                         company).
                                                        and the Institutional
                                                        Funds (since July 2003);
                                                        Co-Chairman and a founder
                                                        of the Group of Seven
                                                        Council (G7C), an
                                                        international economic
                                                        commission; formerly Vice
                                                        Chairman of the Board of
                                                        Governors of the Federal
                                                        Reserve System and
                                                        Assistant Secretary of
                                                        the U.S. Treasury.

Joseph J. Kearns (62)         Director     Director     President, Kearns &             198             Director of Electro Rent
c/o Kearns & Associates                    since        Associates LLC                                  Corporation (equipment
LLC                                        August       (investment consulting);                        leasing), The Ford Family
PMB754                                     1994         Deputy Chairman of the                          Foundation and the UCLA
23852 Pacific Coast                                     Audit Committee and                             Foundation.
Highway                                                 Director or Trustee of
Malibu, CA 90265                                        the Retail Funds (since
                                                        July 2003) and the
                                                        Institutional Funds
                                                        (since August 1994);
                                                        previously Chairman of
                                                        the Audit Committee of
                                                        the Institutional Funds
                                                        (October 2001-July
                                                        2003); formerly CFO of
                                                        the J. Paul Getty Trust.

Michael Nugent (68)           Director     Director     General Partner of              197             Director of various
c/o Triumph Capital, L.P.                  since July   Triumph Capital, L.P., a                        business organizations.
445 Park Avenue, 10th Floor                2001         private investment
New York, NY 10022                                      partnership; Chairman of
                                                        the Insurance Committee
                                                        and Director or Trustee
                                                        of the Retail Funds
                                                        (since July 1991) and the
                                                        Institutional Funds
                                                        (since July 2001);
                                                        formerly Vice President,
                                                        Bankers Trust Company and
                                                        BT Capital Corporation
                                                        (1984-1988).

Fergus Reid (72)              Director     Director     Chairman of Lumelite            198             Trustee and Director of
c/o Lumelite Plastics                      since June   Plastics Corporation;                           certain investment
Corporation                                1992         Chairman of the                                 companies in the J.P.
85 Charles Coleman Blvd.                                Governance Committee and                        Morgan Funds complex
Pawling, NY 12564                                       Director or Trustee of                          managed by J.P. Morgan
                                                        the Retail Funds (since                         Investment Management
                                                        July 2003) and the                              Inc.
                                                        Institutional Funds
                                                        (since June 1992).

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Director and Officer Information (cont'd)

Interested Directors:

                                                                                        NUMBER OF
                                           TERM OF                                      PORTFOLIOS IN
                                           OFFICE AND                                   FUND
                              POSITION(S)  LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS OF      HELD WITH    TIME         PRINCIPAL OCCUPATION(S)         OVERSEEN BY     OTHER DIRECTORSHIPS
DIRECTOR                      REGISTRANT   SERVED*      DURING PAST 5 YEARS             DIRECTOR**      HELD BY DIRECTOR
---------------------------   ----------   ----------   -----------------------------   -------------   -------------------------
Charles A. Fiumefreddo (71)   Chairman     Chairman     Chairman and Director or        197             None.
c/o Morgan Stanley Trust      and          of the       Trustee of the Retail
Harborside Financial Center   Director     Board and    Funds (since July 1991)
Plaza Two 3rd Floor           of the       Director     and the Institutional
Jersey City, NJ 07311         Board        since July   Funds (since July 2003);
                                           2003         formerly Chief Executive
                                                        Officer of the Retail
                                                        Funds (until September
                                                        2002).

James F. Higgins (56)         Director     Director     Director or Trustee of          197             Director of AXA
c/o Morgan Stanley Trust                   since July   the Retail Funds (since                         Financial, Inc. and The
Harborside Financial Center                2003         June 2000) and the                              Equitable Life Assurance
Plaza Two 2nd Floor                                     Institutional Funds                             Society of the United
Jersey City, NJ 07311                                   (since July 2003); Senior                       States (financial
                                                        Advisor of Morgan Stanley                       services).
                                                        (since August 2000);
                                                        Director of Morgan
                                                        Stanley Distributors Inc.
                                                        and Dean Witter Realty
                                                        Inc.; previously
                                                        President and Chief
                                                        Operating Officer of the
                                                        Private Client Group of
                                                        Morgan Stanley (May
                                                        1999-August 2000), and
                                                        President and Chief
                                                        Operating Officer of
                                                        Individual Securities of
                                                        Morgan Stanley (February
                                                        1997-May 1999).

* Each Director serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. and any funds that have an investment adviser that is an affiliated entity of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

Additional information about the Fund's Directors can be found in the Fund's Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Fund at 1(800) 281-2715. You may also retrieve this information on-line at the Securities and Exchange Commission's web site at "http://www.sec.gov". To aid you in obtaining this information on-line, the Fund's Central Index Key (CIK) number is 1011378 and the SAI is found within form type 485BPOS.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Director and Officer Information (cont'd)

Officers:

                                               POSITION(S)      TERM OF OFFICE
                                               HELD WITH        AND LENGTH OF
NAME, AGE AND ADDRESS OF EXECUTIVE OFFICER     REGISTRANT       TIME SERVED*       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------     ------------     ---------------    ----------------------------------------------
Mitchell M. Merin (51)                         President        President since    President and Chief Operating Officer of
Morgan Stanley Investment Management Inc.                       July 2003          Morgan Stanley Investment Management Inc.;
1221 Avenue of the Americas 33rd Floor                                             President, Director and Chief Executive
New York, NY 10020                                                                 Officer of Morgan Stanley Investment Advisors
                                                                                   Inc. and Morgan Stanley Services Company
                                                                                   Inc.; Chairman and Director of Morgan Stanley
                                                                                   Distributors Inc.; Chairman and Director of
                                                                                   Morgan Stanley Trust; Director of various
                                                                                   Morgan Stanley subsidiaries; President of the
                                                                                   Institutional Funds (since July 2003) and
                                                                                   President of the Retail Funds (since May
                                                                                   1999); Director (since July 2003) and
                                                                                   President (since December 2002) of the Van
                                                                                   Kampen Closed-End Funds; Trustee (since May
                                                                                   1999) and President (since October 2002) of
                                                                                   the Van Kampen Open-End Funds.

Ronald E. Robison (65)                         Executive        Executive          Principal Executive Officer of Funds in the
Morgan Stanley Investment Management Inc.      Vice             Vice               Fund complex since May 2003; Managing
1221 Avenue of the Americas 34th Floor         President        President and      Director of Morgan Stanley & Co.
New York, NY 10020                             and              Principal          Incorporated, Managing Director of Morgan
                                               Principal        Executive          Stanley; Managing Director, Chief
                                               Executive        Officer since      Administrative Officer and Director of Morgan
                                               Officer          July 2003          Stanley Investment Advisors Inc. and Morgan
                                                                                   Stanley Services Company Inc.; Chief
                                                                                   Executive Officer and Director of Morgan
                                                                                   Stanley Trust; Managing Director and Director
                                                                                   of Morgan Stanley Distributors Inc.;
                                                                                   Executive Vice President and Principal
                                                                                   Executive Officer of the Retail Funds (since
                                                                                   April 2003) and the Institutional Funds
                                                                                   (since July 2003); previously President and
                                                                                   Director of the Retail Funds (March 2001 -
                                                                                   July 2003) and Chief Global Operations
                                                                                   Officer and Managing Director of Morgan
                                                                                   Stanley Investment Management Inc.

Joseph J. McAlinden (61)                       Vice             Vice               Managing Director and Chief Investment
Morgan Stanley Investment Management Inc.      President        President          Officer of Morgan Stanley Investment Advisors
1221 Avenue of the Americas 33rd Floor                          since July         Inc. and Morgan Stanley Investment Management
New York, NY 10020                                              2003               Inc.; Director of Morgan Stanley Trust; Chief
                                                                                   Investment Officer of the Van Kampen Funds;
                                                                                   Vice President of the Institutional Funds
                                                                                   (since July 2003) and the Retail Funds (since
                                                                                   July 1995).

Barry Fink (49)                                Vice             Vice               General Counsel (since May 2000) and Managing
Morgan Stanley Investment Management Inc.      President        President          Director (since December 2000) of Morgan
1221 Avenue of the Americas 22nd Floor                          since July         Stanley Investment Management; Managing
New York, NY 10020                                              2003               Director (since December 2000), Secretary
                                                                                   (since February 1997) and Director (since
                                                                                   July 1998) of Morgan Stanley Investment
                                                                                   Advisors Inc. and Morgan Stanley Services
                                                                                   Company Inc.; Vice President of the Retail
                                                                                   Funds; Assistant Secretary of Morgan Stanley
                                                                                   DW Inc.; Vice President of the Institutional
                                                                                   Funds (since July 2003); Managing Director,
                                                                                   Secretary and Director of Morgan Stanley
                                                                                   Distributors Inc.; previously Secretary of
                                                                                   the Retail Funds and General Counsel
                                                                                   (February 1997-April 2004) of the Retail
                                                                                   Funds Vice President and Assistant General
                                                                                   Counsel of Morgan Stanley Investment Advisors
                                                                                   Inc. and Morgan Stanley Services Company Inc.
                                                                                   (February 1997-December 2001).

Amy R. Doberman (42)                           Vice             Vice               Managing Director and General Counsel, U.S.
Morgan Stanley Investment Management Inc.      President        President          Investment Management; Managing Director of
1221 Avenue of the Americas 22nd Floor                          since July         the Investment Manager and Morgan Stanley
New York, NY 10020                                              2003               Investment Advisor Inc.; Vice President of
                                                                                   the Institutional and Retail Funds (since
                                                                                   July 2004); Vice President of the Van Kampen
                                                                                   Funds (since August 2004) previously,
                                                                                   Managing Director and General Counsel-
                                                                                   Americas, UBS Global Asset Management (July
                                                                                   2000-July 2004) and General Counsel, Aeltus
                                                                                   Investment Management, Inc. (January
                                                                                   1997-July 2000).

Carsten Otto (41)                              Chief            Chief              Executive Director and U.S. Director of
Morgan Stanley Investment Management Inc.      Compliance       Compliance         Compliance for Morgan Stanley Investment
1221 Avenue of the Americas 22nd Floor         Officer          Officer since      Management (since October 2004); Executive
New York, NY 10020                                              2004               Director of Morgan Stanley Investment
                                                                                   Advisors Inc. and Morgan Stanley Investment
                                                                                   Management Inc.; formerly Assistant Secretary
                                                                                   and Assistant General Counsel of the Morgan
                                                                                   Stanley Retail Funds.

Stefanie V. Chang (38)                         Vice             Vice               Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.      President        President          Incorporated, Morgan Stanley Investment
1221 Avenue of the Americas 22nd Floor                          since              Management Inc. and Morgan Stanley Investment
New York, NY 10020                                              December           Advisors Inc.; Vice President of the
                                                                1997               Institutional Funds and the Retail Funds;
                                                                                   formerly practiced law with the New York law
                                                                                   firm of Rogers & Wells (now Clifford Chance
                                                                                   US LLP).

James W. Garrett (35)                          Treasurer        Treasurer since    Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.      and Chief        February 2002      Incorporated, Morgan Stanley Investment
1221 Avenue of the Americas 34th Floor         Financial        CFO since July     Management Inc.; Treasurer and Chief
New York, NY 10020                             Officer          2003               Financial Officer of the Institutional Funds;
                                                                                   Previously with PriceWaterhouse LLP (now
                                                                                   PriceWaterhouseCoopers LLP).

Michael J. Leary (38)                          Assistant        Assistant          Assistant Director and Vice President of Fund
J.P. Morgan Investor Services Co.              Treasurer        Treasurer since    Administration, JPMorgan Investor Services
73 Tremont Street                                               March 2003         Co. (formerly Chase Global Funds Services
Boston, MA 02108                                                                   Company); formerly Audit Manager at
                                                                                   Ernst & Young LLP.

Mary E. Mullin (37)                            Secretary        Secretary          Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.                       since June         Incorporated, Morgan Stanley Investment
1221 Avenue of the Americas 22nd Floor                          1999               Management Inc. and Morgan Stanley Investment
New York, NY 10020                                                                 Advisors Inc.; Secretary of the Institutional
                                                                                   Funds and the Retail Funds (since July 2003);
                                                                                   formerly practiced law with the New York law
                                                                                   firms of McDermott, Will & Emery and Skadden,
                                                                                   Arps, Slate, Meagher & Flom LLP.

----------
* This is the date the Officer began serving the Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN
JPMorgan Chase Bank
270 Park Avenue
New York, New York 10017

LEGAL COUNSEL
Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

The Investment Adviser, Morgan Stanley Investment Management Inc. doing business in certain instances as Miller Anderson, Van Kampen or Morgan Stanley Asset Management.

REPORTING TO SHAREHOLDERS

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-281-2715 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by the prospectus of The Universal Institutional Funds, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im.

[MORGAN STANLEY LOGO]

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

ANNUAL REPORT - DECEMBER 31, 2004


MONEY MARKET PORTFOLIO

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Investment Overview

MONEY MARKET PORTFOLIO

The Money Market Portfolio seeks to maximize current income and preserve capital while maintaining high levels of liquidity. Investments in shares of the Portfolio are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

PERFORMANCE

For the seven-day period ended December 31, the Portfolio provided an annualized current yield of 1.69%, while its 30-day moving average annualized yield was 1.61%. The yield quotation more closely reflects the current earnings of the Portfolio than the total return.

MARKET CONDITIONS/FACTORS AFFECTING PERFORMANCE

- During the year ended December 31, 2004, favorable economic trends began to appear. Revised gross domestic product (GDP) growth for the third quarter was 4.0%. Although this was below the fourth quarter of 2003 and the first quarter of 2004, it was stronger than the 3.3% rate posted in the second quarter of this year. Job growth (as measured by non-farm payrolls), which slowed in mid 2004, appeared to regain some momentum early in the third quarter. In addition, leading economic indicators turned positive in November, after posting five consecutive months of contraction. As a result, December consumer confidence rose to its highest level in five months, well above analysts' expectations.

- The Federal Reserve Open Market Committee (the Fed) began its current tightening cycle at its June 30 meeting. The Fed has increased its target rate for federal funds a cumulative 125 basis points over five separate meetings to 2.25% as of the December meeting. The Fed's formal risk assessment was balanced, and it has stated that increases will continue at a "measured pace." Against this backdrop, money market fund yield levels have begun rising from record lows.

MANAGEMENT STRATEGY

- As of December 31, 2004, the Morgan Stanley Universal Institutional Funds - Money Market Portfolio had net assets of $5.7 million. The average maturity of the Portfolio was four days.

- In the face of steadily rising interest rates, we maintained a strategy of keeping the average maturity of the Portfolio short. This enabled us to better capitalize on interest rate increases.

- The Portfolio seeks to maximize current income and preserve capital while maintaining liquidity by purchasing only high quality, very liquid money market securities. The Portfolio does not contain any derivative securities.

January 2005

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Investment Overview (Cont'd)

MONEY MARKET PORTFOLIO

                                                                              EXPENSES PAID
                                                            ENDING ACCOUNT   DURING PERIOD*
                                                 BEGINNING           VALUE  JULY 1, 2004 --
                                             ACCOUNT VALUE    DECEMBER 31,     DECEMBER 31,
                                              JULY 1, 2004            2004             2004
-------------------------------------------------------------------------------------------
Actual                                         $  1,000.00     $  1,005.62          $  2.77
Hypothetical (5% average
annual return before expenses)                    1,000.00        1,022.37             2.80

* Expenses are equal to the Portfolio's annualized expense ratio of 0.55%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

GRAPHIC PRESENTATION OF PORTFOLIO HOLDINGS

The following graph depicts the Portfolio's holdings by investment type, as a percentage of total investments.

[CHART]

Repurchase Agreements       36.8%
Discount Notes              63.2%

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Portfolio of Investments

MONEY MARKET PORTFOLIO

                                                         FACE   AMORTIZED
                                                       AMOUNT        COST
                                                        (000)       (000)
-------------------------------------------------------------------------
DISCOUNT NOTES (63.0%)
U.S. GOVERNMENT & AGENCY SECURITIES (63.0%)
  Federal Farm Credit Bank
     2.19%, 1/4/05                                   $  1,000    $  1,000
  Federal Home Loan Bank
     2.22%, 1/6/05                                      1,100       1,100
  Federal Home Loan Mortgage Corporation
     2.20%, 1/25/05                                       500         499
  Federal National Mortgage Association
     2.24%, 1/3/05                                      1,000       1,000
-------------------------------------------------------------------------
  TOTAL DISCOUNT NOTES (COST $3,599)                                3,599
=========================================================================
REPURCHASE AGREEMENTS (36.8%)
  Bear Stearns Co., 2.29%,
     dated 12/31/04, due 1/3/05,
     repurchase price $1,100; fully collateralized
     by a Fannie Mae adjustable rate mortgage with
     a coupon of 4.09%, maturing 9/1/34, valued
     at $1,122                                          1,100       1,100
  UBS Securities LLC, 2.25%,
     dated 12/31/04, due 1/3/05,
     repurchase price $1,000; fully collateralized
     by a Fannie Mae adjustable rate mortgage with
     a coupon of 4.26%, maturing 9/1/34, valued
     at $1,024                                          1,000       1,000
-------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENTS (COST $2,100)                         2,100
=========================================================================
TOTAL INVESTMENTS (99.8%) (COST $5,699)                             5,699
=========================================================================
OTHER ASSETS IN EXCESS OF LIABILITIES (0.2%)                           12
=========================================================================
NET ASSETS (100%)                                                $  5,711
=========================================================================

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

MONEY MARKET PORTFOLIO

Statement of Assets and Liabilities

                                                                                              DECEMBER 31, 2004
                                                                                                          (000)
---------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at Value (Cost $5,699) -- Including Repurchase Agreements of $2,100                     $  5,699
  Cash                                                                                                    1,130
  Due from Adviser                                                                                            6
---------------------------------------------------------------------------------------------------------------
    Total Assets                                                                                          6,835
---------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for Investments Purchased                                                                      (1,099)
  Payable for Dividends Declared                                                                             (4)
  Administration Fees Payable                                                                                (4)
  Directors' Fees and Expenses Payable                                                                       (2)
  Custodian Fees Payable                                                                                     (1)
  Other Liabilities                                                                                         (14)
---------------------------------------------------------------------------------------------------------------
    Total Liabilities                                                                                    (1,124)
---------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                             $  5,711
---------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
  Paid-in Capital                                                                                      $  5,711
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE Applicable to 5,712,810 Outstanding
      $0.001 Par Value Shares (Authorized 500,000,000 Shares)                                          $   1.00
---------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

MONEY MARKET PORTFOLIO

Statement of Operations

                                                                                                               YEAR ENDED
                                                                                                        DECEMBER 31, 2004
                                                                                                                    (000)
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                                                                                         $   83
-------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Administration Fees (Note C)                                                                                         22
  Investment Advisory Fees (Note B)                                                                                    19
  Professional Fees                                                                                                    18
  Shareholder Reporting Fees                                                                                           16
  Custodian Fees (Note D)                                                                                               5
  Other                                                                                                                 4
-------------------------------------------------------------------------------------------------------------------------
    Total Expenses                                                                                                     84
-------------------------------------------------------------------------------------------------------------------------
  Investment Advisory Fees Waived (Note B)                                                                            (19)
  Expenses Reimbursed by Adviser (Note B)                                                                             (30)
-------------------------------------------------------------------------------------------------------------------------
    Net Expenses                                                                                                       35
-------------------------------------------------------------------------------------------------------------------------
    NET INVESTMENT INCOME                                                                                          $   48
=========================================================================================================================

Statement of Changes in Net Assets

                                                                                            YEAR ENDED         YEAR ENDED
                                                                                     DECEMBER 31, 2004  DECEMBER 31, 2003
                                                                                                 (000)              (000)
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                                      $      48          $     375
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                                            (48)              (375)
-------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  Subscriptions                                                                                 10,521             36,991
  Distributions Reinvested                                                                          44                387
  Redemptions                                                                                  (37,872)           (64,472)
-------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions            (27,307)           (27,094)
-------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                                      (27,307)           (27,094)
NET ASSETS:
  Beginning of Period                                                                           33,018             60,112
-------------------------------------------------------------------------------------------------------------------------
  End of Period                                                                              $   5,711          $  33,018
=========================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    Shares Subscribed                                                                           10,521             36,991
    Shares Issued on Distributions Reinvested                                                       44                387
    Shares Redeemed                                                                            (37,872)           (64,472)
-------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Capital Shares Outstanding                                      (27,307)           (27,094)
=========================================================================================================================

    The accompanying notes are an integral part of the financial statements.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Financial Highlights

MONEY MARKET PORTFOLIO

                                                                               YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                                2004        2003        2002        2001         2000
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $   1.000   $   1.000   $   1.000   $   1.000   $    1.000
-----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income                                          0.008       0.005       0.012       0.035        0.058
  Net Realized and Unrealized Gain (Loss)                           --          --          --       0.000+          --
-----------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             0.008       0.005       0.012       0.035        0.058
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM:
  Net Investment Income                                         (0.008)     (0.005)     (0.012)     (0.035)      (0.058)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $   1.000   $   1.000   $   1.000   $   1.000   $    1.000
=======================================================================================================================
TOTAL RETURN                                                      0.78%       0.55%       1.25%       3.50%        6.01%
=======================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                            $   5,711   $  33,018   $  60,112   $  58,646   $  106,978
Ratio of Expenses to Average Net Assets                           0.55%       0.55%       0.55%       0.55%        0.55%
Ratio of Net Investment Income to Average Net Assets              0.75%       0.58%       1.13%       3.86%        5.85%
-----------------------------------------------------------------------------------------------------------------------
Ratios Before Expenses Waived and/or Reimbursed by Adviser:
    Expenses to Average Net Assets                                1.32%       0.67%       0.66%       0.64%        0.67%
    Net Investment Income to Average Net Assets                  (0.02)%      0.46%       1.02%       3.77%        5.74%
-----------------------------------------------------------------------------------------------------------------------

+  Amount is less than $0.0005 per share.

    The accompanying notes are an integral part of the financial statements.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of sixteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Money Market Portfolio. The Portfolio seeks to maximize current income and preserve capital while maintaining high levels of liquidity. Investments in shares of the Portfolio are neither insured nor guaranteed by the Federal Deposit Insurance Corporation. The Portfolio is expected to maintain a net asset value of $1.00 per share. There can be no assurance, however, that the Portfolio will be successful in maintaining a net asset value of $1.00 per share.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Securities owned by the Money Market Portfolio are stated at amortized cost which approximates market value. For all other securities and investments for which market values are not readily available, including restricted securities, and where prices determined in accordance with the aforementioned procedures are not reflective of fair market value, values are determined in good faith, under fair valuation procedures adopted by the Board of Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

2. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

3. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis except where collection is in doubt. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets.

B. INVESTMENT ADVISORY FEES: Morgan Stanley Investment Management Inc. (the "Adviser" or "MS Investment Management"), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                  FROM $500
                    FIRST $500   MILLION TO    MORE THAN
                       MILLION   $1 BILLION   $1 BILLION
                    ------------------------------------
                          0.30%        0.25%        0.20%

MS Investment Management has agreed to waive fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 0.55%. For the year ended December 31, 2004, this waiver and reimbursement amounted to $19,000 and $30,000, respectively.

C. ADMINISTRATION FEES: MS Investment Management (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. ("JPMIS"), a corporate affiliate of JPMorgan Chase Bank, JPMIS provides certain administrative services to the Fund.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Notes to Financial Statements (Cont'd)

For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund.

D. CUSTODIAN FEES: JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Investment Company Act of 1940.

E. CONTRACTUAL OBLIGATIONS: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

F. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Distributions from the Portfolios are recorded on the ex-dividend date.

The tax character of distributions paid during 2004 and 2003 was as follows:

                        2004 DISTRIBUTIONS       2003 DISTRIBUTIONS
                            PAID FROM:                PAID FROM:
                    ------------------------  -----------------------
                    ORDINARY       LONG-TERM  ORDINARY      LONG-TERM
                      INCOME    CAPITAL GAIN    INCOME   CAPITAL GAIN
                       (000)           (000)     (000)          (000)
                    -------------------------------------------------
                       $  48           $  --    $  375          $  --

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent book and tax basis differences may result in reclassifications among undistributed (distributions in excess of) net investment income (or accumulated net investment loss), accumulated net realized gain (loss) and paid-in capital.

At December 31, 2004, the Portfolio had distributable earnings on a tax basis as follows:

                              UNDISTRIBUTED   UNDISTRIBUTED
                                   ORDINARY       LONG-TERM
                                     INCOME    CAPITAL GAIN
                                      (000)           (000)
                              -----------------------------
                                       $  2           $  --

At December 31, 2004, cost for U.S. Federal income tax purposes of the investments of the Portfolio was approximately $5,699,000.

G. OTHER: At December 31, 2004, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 93.7%.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Report of Independent Registered Public Accounting Firm

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
THE UNIVERSAL INSTITUTIONAL FUNDS, INC. -
MONEY MARKET PORTFOLIO

We have audited the accompanying statement of assets and liabilities of the Money Market Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio"), including the portfolio of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Money Market Portfolio of The Universal Institutional Funds, Inc. at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 11, 2005

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Federal Tax Information (unaudited)

For the year ended December 31, 2004, the Portfolio earned 61.4% of its income from direct U.S. Treasury Obligations.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Director and Officer Information (unaudited)

Independent Directors:

                                                                                               NUMBER OF
                                        TERM OF                                                PORTFOLIOS IN
                                        OFFICE AND                                             FUND
                            POSITION(S) LENGTH OF                                              COMPLEX
NAME, AGE AND ADDRESS OF    HELD WITH   TIME                                                   OVERSEEN BY   OTHER DIRECTORSHIPS
DIRECTOR                    REGISTRANT  SERVED*    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS DIRECTOR**    HELD BY DIRECTOR
--------------------------- ----------- ---------- ------------------------------------------- ------------- --------------------
Michael Bozic (63)          Director    Director   Private Investor; Director or Trustee of    197           None.
c/o Kramer Levin Naftalis &             since July the Retail Funds (since April 1994) and the
Frankel LLP                             2003       Institutional Funds (since July 2003);
Counsel to the Independent                         formerly Vice Chairman of Kmart Corporation
Directors                                          (December 1998-October 2000), Chairman and
919 Third Avenue                                   Chief Executive Officer of Levitz Furniture
New York, NY 10022-3902                            Corporation (November 1995-November 1998)
                                                   and President and Chief Executive Officer
                                                   of Hills Department Stores (May 1991-July
                                                   1995); formerly variously Chairman, Chief
                                                   Executive Officer, President and Chief
                                                   Operating Officer (1987-1991) of the Sears
                                                   Merchandise Group of Sears Roebuck & Co.

Edwin J. Garn (72)          Director    Director   Director or Trustee of the Retail Funds     197           Director of Franklin
1031 N. Chartwell Court                 since July (since January 1993) and the Institutional                Covey (time
Salt Lake City, UT 84103                2003       Funds (since July 2003); member of the Utah               management systems),
                                                   Regional Advisory Board of Pacific Corp.;                 BMW Bank of North
                                                   formerly Managing Director of Summit                      America, Inc.
                                                   Ventures LLC (2000-2004); United States                   (industrial loan
                                                   Senator (R- Utah) (1974-1992) and Chairman,               corporation), United
                                                   Senate Banking Committee (1980-1986), Mayor               Space Alliance
                                                   of Salt Lake City, Utah (1971-1974),                      (joint venture
                                                   Astronaut, Space Shuttle Discovery (April                 between Lockheed
                                                   12-19, 1985), and Vice Chairman, Huntsman                 Martin and The
                                                   Corporation (chemical company).                           Boeing Company) and
                                                                                                             Nuskin Asia Pacific
                                                                                                             (multilevel
                                                                                                             marketing); member
                                                                                                             of the board of
                                                                                                             various civic and
                                                                                                             charitable
                                                                                                             organizations.

Wayne E. Hedien (70)        Director    Director   Retired; Director or Trustee of the Retail  197           Director of the PMI
c/o Kramer Levin Naftalis &             since July Funds (since September 1997) and the                      Group Inc. (private
Frankel LLP                             2003       Institutional Funds (since July 2003);                    mortgage insurance);
Counsel to the                                     formerly associated with the Allstate                     Trustee and Vice
Independent Directors                              Companies (1966-1994), most recently as                   Chairman of The
919 Third Avenue                                   Chairman of The Allstate Corporation (March               Field Museum of
New York, NY 10022-3902                            1993-December 1994) and Chairman and Chief                Natural History;
                                                   Executive Officer of its wholly-owned                     director of various
                                                   subsidiary, Allstate Insurance Company                    other business and
                                                   (July 1989-December 1994).                                charitable
                                                                                                             organizations.

Dr. Manuel H. Johnson (55)  Director    Director   Senior Partner, Johnson Smick               197           Director of NVR,
c/o Johnson Smick                       since July International, Inc., a consulting firm;                   Inc. (home
International, Inc.                     2003       Chairman of the Audit Committee and                       construction);
2099 Pennsylvania Avenue,                          Director or Trustee of the Retail Funds                   Director of KFX
NW Suite 950                                       (since July 1991) and the Institutional                   Energy; Director of
Washington, D.C. 20006                             Funds (since July 2003); Co-Chairman and a                RBS Greenwich
                                                   founder of the Group of Seven Council                     Capital Holdings
                                                   (G7C), an international economic                          (financial holdings
                                                   commission; formerly Vice Chairman of the                 company).
                                                   Board of Governors of the Federal Reserve
                                                   System and Assistant Secretary of the U.S.
                                                   Treasury.

Joseph J. Kearns (62)       Director    Director   President, Kearns & Associates LLC          198           Director of Electro
c/o Kearns & Associates                 since      (investment consulting); Deputy Chairman of               Rent Corporation
LLC                                     August     the Audit Committee and Director or Trustee               (equipment leasing),
PMB754                                  1994       of the Retail Funds (since July 2003) and                 The Ford Family
23852 Pacific Coast                                the Institutional Funds (since August                     Foundation and the
Highway                                            1994); previously Chairman of the Audit                   UCLA Foundation.
Malibu, CA 90265                                   Committee of the Institutional Funds
                                                   (October 2001-July 2003); formerly CFO of
                                                   the J. Paul Getty Trust.

Michael Nugent (68)         Director    Director   General Partner of Triumph Capital, L.P., a 197           Director of various
c/o Triumph Capital, L.P.               since July private investment partnership; Chairman of               business
445 Park Avenue, 10th Floor             2001       the Insurance Committee and Director or                   organizations.
New York, NY 10022                                 Trustee of the Retail Funds (since July
                                                   1991) and the Institutional Funds (since
                                                   July 2001); formerly Vice President,
                                                   Bankers Trust Company and BT Capital
                                                   Corporation (1984-1988).

Fergus Reid (72)            Director    Director   Chairman of Lumelite Plastics Corporation;  198           Trustee and Director
c/o Lumelite Plastics                   since June Chairman of the Governance Committee and                  of certain
Corporation                             1992       Director or Trustee of the Retail Funds                   investment companies
85 Charles Coleman Blvd.                           (since July 2003) and the Institutional                   in the J.P. Morgan
Pawling, NY 12564                                  Funds (since June 1992).                                  Funds complex
                                                                                                             managed by J.P.
                                                                                                             Morgan Investment
                                                                                                             Management Inc.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

Director and Officer Information (Cont'd)

Interested Directors:

                                                                                               NUMBER OF
                                        TERM OF                                                PORTFOLIOS IN
                                        OFFICE AND                                             FUND
                            POSITION(S) LENGTH OF                                              COMPLEX
NAME, AGE AND ADDRESS OF    HELD WITH   TIME                                                   OVERSEEN BY   OTHER DIRECTORSHIPS
DIRECTOR                    REGISTRANT  SERVED*    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS DIRECTOR**    HELD BY DIRECTOR
--------------------------- ----------- ---------- ------------------------------------------- ------------- --------------------
Charles A. Fiumefreddo (71) Chairman    Chairman   Chairman and Director or Trustee of the     197           None.
c/o Morgan Stanley Trust    and         of the     Retail Funds (since July 1991) and the
Harborside Financial Center Director of Board and  Institutional Funds (since July 2003);
Plaza Two 3rd Floor         the Board   Director   formerly Chief Executive Officer of the
Jersey City, NJ 07311                   since July Retail Funds (until September 2002).
                                        2003

James F. Higgins (56)       Director    Director   Director or Trustee of the Retail Funds     197           Director of AXA
c/o Morgan Stanley Trust                since July (since June 2000) and the Institutional                   Financial, Inc. and
Harborside Financial Center             2003       Funds (since July 2003); Senior Advisor of                The Equitable Life
Plaza Two 2nd Floor                                Morgan Stanley (since August 2000);                       Assurance Society of
Jersey City, NJ 07311                              Director of Morgan Stanley Distributors                   the United States
                                                   Inc. and Dean Witter Realty Inc.;                         (financial
                                                   previously President and Chief Operating                  services).
                                                   Officer of the Private Client Group of
                                                   Morgan Stanley (May 1999-August 2000), and
                                                   President and Chief Operating Officer of
                                                   Individual Securities of Morgan Stanley
                                                   (February 1997-May 1999).

* Each Director serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. and any funds that have an investment adviser that is an affiliated entity of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

Additional information about the Fund's Directors can be found in the Fund's Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Fund at 1(800) 281-2715. You may also retrieve this information on-line at the Securities and Exchange Commission's web site at "http://www.sec.gov". To aid you in obtaining this information on-line, the Fund's Central Index Key (CIK) number is 1011378 and the SAI is found within form type 485BPOS.

                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                         Annual Report - December 31, 2004

Director and Officer Information (Cont'd)

Officers:

                                            POSITION(S)  TERM OF OFFICE
                                            HELD WITH    AND LENGTH OF
NAME, AGE AND ADDRESS OF EXECUTIVE OFFICER  REGISTRANT   TIME SERVED*     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------  -----------  ---------------  ----------------------------------------------------------
Mitchell M. Merin (51)                      President    President since  President and Chief Operating Officer of Morgan Stanley
Morgan Stanley Investment Management Inc.                July 2003        Investment Management Inc.; President, Director and Chief
1221 Avenue of the Americas 33rd Floor                                    Executive Officer of Morgan Stanley Investment Advisors
New York, NY 10020                                                        Inc. and Morgan Stanley Services Company Inc.; Chairman
                                                                          and Director of Morgan Stanley Distributors Inc.; Chairman
                                                                          and Director of Morgan Stanley Trust; Director of various
                                                                          Morgan Stanley subsidiaries; President of the
                                                                          Institutional Funds (since July 2003) and President of the
                                                                          Retail Funds (since May 1999); Director (since July 2003)
                                                                          and President (since December 2002) of the Van Kampen
                                                                          Closed-End Funds; Trustee (since May 1999) and President
                                                                          (since October 2002) of the Van Kampen Open-End Funds.

Ronald E. Robison (65)                      Executive    Executive Vice   Principal Executive Officer of Funds in the Fund complex
Morgan Stanley Investment Management Inc.   Vice         President and    since May 2003; Managing Director of Morgan Stanley & Co.
1221 Avenue of the Americas 34th Floor      President    Principal        Incorporated, Managing Director of Morgan Stanley;
New York, NY 10020                          and          Executive        Managing Director, Chief Administrative Officer and
                                            Principal    Officer since    Director of Morgan Stanley Investment Advisors Inc. and
                                            Executive    July 2003        Morgan Stanley Services Company Inc.; Chief Executive
                                            Officer                       Officer and Director of Morgan Stanley Trust; Managing
                                                                          Director and Director of Morgan Stanley Distributors Inc.;
                                                                          Executive Vice President and Principal Executive Officer
                                                                          of the Retail Funds (since April 2003) and the
                                                                          Institutional Funds (since July 2003); previously
                                                                          President and Director of the Retail Funds (March 2001 -
                                                                          July 2003) and Chief Global Operations Officer and
                                                                          Managing Director of Morgan Stanley Investment Management
                                                                          Inc.

Joseph J. McAlinden (61)                    Vice         Vice             Managing Director and Chief Investment Officer of Morgan
Morgan Stanley Investment Management Inc.   President    President        Stanley Investment Advisors Inc. and Morgan Stanley
1221 Avenue of the Americas 33rd Floor                   since July       Investment Management Inc.; Director of Morgan Stanley
New York, NY 10020                                       2003             Trust; Chief Investment Officer of the Van Kampen Funds;
                                                                          Vice President of the Institutional Funds (since July
                                                                          2003) and the Retail Funds (since July 1995).

Barry Fink (49)                             Vice         Vice             General Counsel (since May 2000) and Managing Director
Morgan Stanley Investment Management Inc.   President    President        (since December 2000) of Morgan Stanley Investment
1221 Avenue of the Americas 22nd Floor                   since July       Management; Managing Director (since December 2000),
New York, NY 10020                                       2003             Secretary (since February 1997) and Director (since July
                                                                          1998) of Morgan Stanley Investment Advisors Inc. and
                                                                          Morgan Stanley Services Company Inc.; Vice President of
                                                                          the Retail Funds; Assistant Secretary of Morgan Stanley DW
                                                                          Inc.; Vice President of the Institutional Funds (since
                                                                          July 2003); Managing Director, Secretary and Director of
                                                                          Morgan Stanley Distributors Inc.; previously Secretary of
                                                                          the Retail Funds and General Counsel (February 1997- April
                                                                          2004) of the Retail Funds Vice President and Assistant
                                                                          General Counsel of Morgan Stanley Investment Advisors Inc.
                                                                          and Morgan Stanley Services Company Inc. (February 1997-
                                                                          December 2001).

Amy R. Doberman (42)                        Vice         Vice             Managing Director and General Counsel, U.S. Investment
Morgan Stanley Investment Management Inc.   President    President        Management; Managing Director of the Investment Manager
1221 Avenue of the Americas 22nd Floor                   since July       and Morgan Stanley Investment Advisor Inc.; Vice President
New York, NY 10020                                       2004             of the Institutional and Retail Funds (since July 2004);
                                                                          Vice President of the Van Kampen Funds (since August 2004)
                                                                          previously, Managing Director and General Counsel -
                                                                          Americas, UBS Global Asset Management (July 2000-July
                                                                          2004) and General Counsel, Aeltus Investment Management,
                                                                          Inc. (January 1997-July 2000).

Carsten Otto (41)                           Chief        Chief            Executive Director and U.S. Director of Compliance for
Morgan Stanley Investment Management Inc.   Compliance   Compliance       Morgan Stanley Investment Management (since October 2004);
1221 Avenue of the Americas 22nd Floor      Officer      Officer since    Executive Director of Morgan Stanley Investment Advisors
New York, NY 10020                                       2004             Inc. and Morgan Stanley Investment Management Inc.;
                                                                          formerly Assistant Secretary and Assistant General Counsel of the Morgan Stanley Retail Funds.

Stefanie V. Chang (38)                      Vice         Vice             Executive Director of Morgan Stanley & Co. Incorporated,
Morgan Stanley Investment Management Inc.   President    President        Morgan Stanley Investment Management Inc.; and Morgan
1221 Avenue of the Americas 22nd Floor                   since            Stanley Investment Advisors Inc.; Vice President of the
New York, NY 10020                                       December         Institutional Funds and the Retail Funds; formerly
                                                         1997             practiced law with the New York law firm of Rogers & Wells
                                                                          (now Clifford Chance US LLP).

James W. Garrett (35)                       Treasurer    Treasurer since  Executive Director of Morgan Stanley & Co. Incorporated,
Morgan Stanley Investment Management Inc.   and Chief    February 2002    Morgan Stanley Investment Management Inc.; Treasurer and
1221 Avenue of the Americas 34th Floor      Financial    CFO since July   Chief Financial Officer of the Institutional Funds;
New York, NY 10020                          Officer      2003             Previously with PriceWaterhouse LLP (now
                                                                          PriceWaterhouseCoopers LLP).

Michael J. Leary (38)                       Assistant    Assistant        Assistant Director and Vice President of Fund
J.P. Morgan Investor Services Co.           Treasurer    Treasurer since  Administration, JPMorgan Investor Services Co. (formerly
73 Tremont Street                                        March 2003       Chase Global Funds Services Company); formerly Audit
Boston, MA 02108                                                          Manager at Ernst & Young LLP.

Mary E. Mullin (37)                         Secretary    Secretary        Executive Director of Morgan Stanley & Co. Incorporated,
Morgan Stanley Investment Management Inc.                since June       Morgan Stanley Investment Management Inc. and Morgan
1221 Avenue of the Americas 22nd Floor                   1999             Stanley Investment Advisors Inc.; Secretary of the
New York, NY 10020                                                        Institutional Funds and the Retail Funds (since July
                                                                          2003); formerly practiced law with the New York law firms
                                                                          of McDermott, Will & Emery and Skadden, Arps, Slate,
                                                                          Meagher & Flom LLP.

----------
* This is the date the Officer began serving the Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Annual Report - December 31, 2004

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN
JPMorgan Chase Bank
270 Park Avenue
New York, New York 10017

LEGAL COUNSEL
Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

The Investment Adviser, Morgan Stanley Investment Management Inc. doing business in certain instances as Miller Anderson, Van Kampen or Morgan Stanley Asset Management.

REPORTING TO SHAREHOLDERS

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-281-2715 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by the prospectus of The Universal Institutional Funds, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im.

Item 2. Code of Ethics.

(a) The Fund has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)      No information need be disclosed pursuant to this paragraph.

(c) The Fund has amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto to delete from the end of the following paragraph on page 2 of the Code the phrase "to the detriment of the Fund."

(d)      Not applicable.

(e)      Not applicable.

(f)

         (1)      The Fund's Code of Ethics is attached hereto as Exhibit A.

         (2)      Not applicable.

         (3)      Not applicable.

Item 3. Audit Committee Financial Expert.

The Fund's Board of Directors has determined that it has two "audit committee financial experts" serving on its audit committee, each of whom are "independent" Directors: Dr. Manuel H. Johnson and Joseph J. Kearns. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.
(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

          2004                               REGISTRANT      COVERED ENTITIES(1)
AUDIT FEES                                   $  271,720                      N/A

NON-AUDIT FEES
     AUDIT-RELATED FEES                      $               $           115,000 (2)
     TAX FEES                                $   42,360 (3)  $           100,829 (4)
     ALL OTHER FEES                          $               $            60,985 (6)
TOTAL NON-AUDIT FEES                         $   42,360      $           276,814

TOTAL                                        $  314,080      $           276,814

          2003                               REGISTRANT      COVERED ENTITIES(1)
AUDIT FEES                                   $  258,801                      N/A

NON-AUDIT FEES
     AUDIT-RELATED FEES                      $               $            93,000 (2)
     TAX FEES                                $   40,389 (3)  $           163,414 (5)
     ALL OTHER FEES                          $               $           341,775 (6)
TOTAL NON-AUDIT FEES                         $   40,389      $           598,189

TOTAL                                        $  299,190      $           598,189

N/A- Not applicable, as not required by Item 4.

(1) Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3) Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant's tax returns.

(4) Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC Entities and assistance in obtaining a private letter ruling.

(5) Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC Entities.

(6) All Other Fees represent attestation services provided in connection with performance presentation standards.

(e)(1) The audit committee's pre-approval policies and procedures are as follows:

                                 AUDIT COMMITTEE
                          AUDIT AND NON-AUDIT SERVICES
                       PRE-APPROVAL POLICY AND PROCEDURES
                                     OF THE
                  MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

                    AS ADOPTED AND AMENDED JULY 23, 2004,(1)

-    Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor's independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("GENERAL PRE-APPROVAL"); or require the specific pre-approval of the Audit Committee or its delegate ("SPECIFIC PRE-APPROVAL"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

----------
(1) This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the "POLICY"), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

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The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund's Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors' independence.

-    Delegation

As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

-    Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund's financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

-    Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters

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not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

-    Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

-    All Other Services

The Audit Committee believes, based on the SEC's rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

-    Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

-    Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund's Chief Financial Officer and must include a detailed description of the services to be

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rendered. The Fund's Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund's Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

The Audit Committee has designated the Fund's Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund's Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund's Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund's Chief Financial Officer or any member of management.

-    Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor's independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

-    Covered Entities

Covered Entities include the Fund's investment adviser(s) and any entity controlling, controlled by or under common control with the Fund's investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund's audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

     MORGAN STANLEY RETAIL FUNDS
     Morgan Stanley Investment Advisors Inc.
     Morgan Stanley & Co. Incorporated
     Morgan Stanley DW Inc.
     Morgan Stanley Investment Management Inc.
     Morgan Stanley Investment Management Limited
     Morgan Stanley Investment Management Private Limited
     Morgan Stanley Asset & Investment Trust Management Co., Limited Morgan Stanley Investment Management Company
     Van Kampen Asset Management gt
     Morgan Stanley Services Company, Inc.
     Morgan Stanley Distributors Inc.
     Morgan Stanley Trust FSB

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     MORGAN STANLEY INSTITUTIONAL FUNDS
     Morgan Stanley Investment Management Inc.
     Morgan Stanley Investment Advisors Inc.
     Morgan Stanley Investment Management Limited
     Morgan Stanley Investment Management Private Limited
     Morgan Stanley Asset & Investment Trust Management Co., Limited Morgan Stanley Investment Management Company
     Morgan Stanley & Co. Incorporated
     Morgan Stanley Distribution, Inc.
     Morgan Stanley AIP GP LP
     Morgan Stanley Alternative Investment Partners LP

(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee's pre-approval policies and procedures (attached hereto).

(f)  Not applicable.

(g)  See table above.

(h) The audit committee of the Board of Directors has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:
Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Manual H. Johnson, Joseph J. Kearns, Michael Nugent and Fergus Reid.

(b) Not applicable.

Item 6. Schedule of Investments

Refer to Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

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Applicable only to annual reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Closed-End Fund Repurchases

Applicable to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11 - Controls and Procedures

(a) The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Universal Institutional Funds, Inc.
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By: /s/ Ronald E. Robison
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Name:    Ronald E. Robison
Title:   Principal Executive Officer
Date:    2/17/2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Ronald E. Robison
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Name:    Ronald E. Robison
Title:   Principal Executive Officer
Date:    2/17/2005

By: /s/ James W. Garrett
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Name:    James W. Garrett
Title:   Chief Financial Officer
Date:    2/17/2005